UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04096

MFS MUNICIPAL SERIES TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue, Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

March 31, 2020

MFS® Municipal Series Trust

For the states of:

Alabama, Arkansas, California, Georgia, Maryland, and Massachusetts

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MSTA-ANN

MFS® Municipal Series Trust

For the states of: Alabama, Arkansas, California, Georgia, Maryland, and Massachusetts

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

During the first quarter of 2020, equity prices experienced their fastest 30% fall in history and market volatility reached levels not seen since the global financial crisis. Optimism heading into the year — on receding trade and geopolitical risk along with easier central bank policies — was overwhelmed in February as the health effects of a novel coronavirus, COVID-19, spread beyond China’s borders, ultimately impacting more than 187 countries. The global pandemic prompted many governments to take drastic action to slow the spread of the virus, such as quarantines, school and business closures, and prohibitions on public gatherings. While these were important steps to protect the public health, they came at a cost: greater market volatility and an abrupt downturn in economic growth.

Global central banks have taken aggressive, coordinated steps to cushion the economic and market fallout related to the virus, and governments are undertaking unprecedented levels of fiscal stimulus. As uncertainty recedes, these measures can help build a supportive environment and encourage economic recovery. In the aftermath of the crisis, there are likely to be societal changes as households, businesses, and governments adjust to a new reality, and these alterations could change the investment landscape. Occurrences such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and our global research platform has been built to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

May 15, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

MFS Alabama Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	20.1%
Water & Sewer Utility Revenue	11.7%
General Obligations – General Purpose	10.8%
Healthcare Revenue – Hospitals	10.2%
Sales & Excise Tax Revenue	9.0%

Composition including fixed income credit quality (a)(i)
AAA	4.5%
AA	33.4%
A	38.3%
BBB	9.4%
BB	0.8%
CC	0.2%
C	2.3%
D	1.8%
Not Rated	2.4%
Cash & Cash Equivalents	3.9%
Other	3.0%

Portfolio facts (i)
Average Duration (d)	6.4
Average Effective Maturity (m)	17.5 yrs.

Jurisdiction (i)
Alabama	77.6%
Puerto Rico	7.8%
California	1.6%
New York	1.0%
Colorado	0.9%
South Carolina	0.9%
Guam	0.8%
Ohio	0.8%
New Jersey	0.7%
Florida	0.6%
Pennsylvania	0.5%
Illinois	0.5%
Texas	0.5%
Virginia	0.4%
Connecticut	0.4%
Maryland	0.4%
Indiana	0.2%
Iowa	0.2%
Michigan	0.1%
Minnesota	0.1%
Nebraska	0.1%
Tennessee (o)	0.0%
U.S. Treasury Securities (j)	(3.0)%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(j)	For the purpose of managing the fund’s duration, the fund holds treasury futures with a bond equivalent exposure of (3.0)%, which impacts the fund’s interest rate exposure but not its credit exposure.
(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of March 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

Portfolio Composition – continued

MFS Arkansas Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Sales & Excise Tax Revenue	16.4%
Universities – Colleges	15.6%
Healthcare Revenue – Hospitals	12.1%
Water & Sewer Utility Revenue	11.3%
Utilities – Municipal Owned	8.2%

Composition including fixed income credit quality (a)(i)
AAA	3.7%
AA	40.6%
A	32.4%
BBB	10.7%
BB	2.1%
C	2.6%
D	1.8%
Not Rated	4.3%
Cash & Cash Equivalents	1.8%

Portfolio facts (i)
Average Duration (d)	5.5
Average Effective Maturity (m)	14.6 yrs.

Jurisdiction (i)
Arkansas	70.9%
Puerto Rico	8.7%
Guam	3.7%
New Jersey	2.2%
Colorado	1.2%
New York	1.1%
Texas	1.0%
Kentucky	1.0%
Massachusetts	0.9%
Pennsylvania	0.8%
California	0.8%
Ohio	0.7%
North Carolina	0.7%
Iowa	0.7%
Illinois	0.6%
Connecticut	0.5%
Maryland	0.5%
Michigan	0.4%
South Carolina	0.4%
Alabama	0.3%
Tennessee	0.3%
Florida	0.3%
Washington DC	0.2%
Virginia	0.1%
New Hampshire	0.1%
Indiana	0.1%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of March 31, 2020.

The portfolio is actively managed and current holdings may be different.

3

Portfolio Composition – continued

MFS California Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
General Obligations – Schools	18.3%
Healthcare Revenue – Hospitals	12.3%
Airports	10.7%
Water & Sewer Utility Revenue	6.2%
Universities – Colleges	6.1%

Composition including fixed income credit quality (a)(i)
AAA	3.2%
AA	37.1%
A	27.2%
BBB	15.5%
BB	3.1%
CC	0.1%
C	2.2%
D	1.9%
Not Rated	6.6%
Cash & Cash Equivalents	1.5%
Other	1.6%

Portfolio facts (i)
Average Duration (d)	7.4
Average Effective Maturity (m)	18.2 yrs.

Jurisdiction (i)
California	87.1%
Puerto Rico	7.0%
Illinois	0.9%
Pennsylvania	0.8%
Ohio	0.8%
New Jersey	0.8%
Guam	0.4%
Alabama	0.3%
Texas	0.2%
Virginia	0.1%
Minnesota	0.1%
U.S. Treasury Securities (j)	(1.6)%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(j)	For the purpose of managing the fund’s duration, the fund holds treasury futures with a bond equivalent exposure of (1.6)%, which impacts the fund’s interest rate exposure but not its credit exposure.
(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of March 31, 2020.

The portfolio is actively managed and current holdings may be different.

4

Portfolio Composition – continued

MFS Georgia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	20.0%
Healthcare Revenue – Hospitals	14.0%
Water & Sewer Utility Revenue	11.6%
General Obligations – Schools	9.5%
Utilities – Municipal Owned	5.8%

Composition including fixed income credit quality (a)(i)
AAA	9.1%
AA	34.9%
A	35.7%
BBB	7.5%
BB	1.1%
CCC	0.1%
CC	0.2%
C	1.7%
D	1.6%
Not Rated	3.3%
Cash & Cash Equivalents	2.6%
Other	2.2%

Portfolio facts (i)
Average Duration (d)	6.5
Average Effective Maturity (m)	15.3 yrs.

Jurisdiction (i)
Georgia	76.4%
Puerto Rico	7.6%
California	1.4%
New Jersey	1.3%
Pennsylvania	1.2%
Guam	1.1%
Connecticut	0.9%
Illinois	0.8%
Ohio	0.8%
Iowa	0.7%
Florida	0.7%
South Carolina	0.5%
Texas	0.5%
Massachusetts	0.4%
Virginia	0.4%
Maryland	0.3%
North Carolina	0.3%
Kentucky	0.3%
Colorado	0.3%
New York	0.3%
Tennessee	0.2%
Alabama	0.2%
Washington DC	0.2%
Michigan	0.2%
Indiana	0.2%
Louisiana	0.1%
Minnesota	0.1%
U.S. Treasury Securities (j)	(2.2)%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(j)	For the purpose of managing the fund’s duration, the fund holds treasury futures with a bond equivalent exposure of (2.2)%, which impacts the fund’s interest rate exposure but not its credit exposure.
(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of March 31, 2020.

The portfolio is actively managed and current holdings may be different.

5

Portfolio Composition – continued

MFS Maryland Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	19.5%
General Obligations – General Purpose	11.7%
Multi-family Housing	9.4%
Universities – Colleges	7.7%
Water & Sewer Utility Revenue	6.2%

Composition including fixed income credit quality (a)(i)
AAA	13.6%
AA	30.9%
A	22.1%
BBB	15.3%
BB	2.0%
CC	0.1%
C	2.6%
D	1.4%
Not Rated	6.8%
Cash & Cash Equivalents	2.0%
Other	3.2%

Portfolio facts (i)
Average Duration (d)	6.5
Average Effective Maturity (m)	16.7 yrs.

Jurisdiction (i)
Maryland	75.8%
Puerto Rico	6.9%
Washington DC	3.2%
Pennsylvania	1.2%
Colorado	0.9%
Kentucky	0.9%
Illinois	0.9%
Guam	0.8%
Ohio	0.7%
Iowa	0.7%
Tennessee	0.7%
California	0.7%
South Carolina	0.7%
New Jersey	0.6%
Florida	0.6%
Connecticut	0.5%
New York	0.4%
Indiana	0.4%
Texas	0.3%
Alabama	0.3%
Virginia	0.2%
U.S. Virgin Islands	0.2%
Nebraska	0.2%
Michigan	0.1%
Mississippi	0.1%
U.S. Treasury Securities (j)	(3.2)%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(j)	For the purpose of managing the fund’s duration, the fund holds treasury futures with a bond equivalent exposure of (3.2)%, which impacts the fund’s interest rate exposure but not its credit exposure.
(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of March 31, 2020.

The portfolio is actively managed and current holdings may be different.

6

Portfolio Composition – continued

MFS Massachusetts Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	20.8%
Healthcare Revenue – Hospitals	13.2%
Sales & Excise Tax Revenue	7.6%
General Obligations – General Purpose	6.8%
Miscellaneous Revenue – Other	5.3%

Composition including fixed income credit quality (a)(i)
AAA	4.1%
AA	40.7%
A	19.1%
BBB	21.6%
BB	1.6%
CCC	0.2%
CC	0.2%
C	2.0%
D	1.8%
Not Rated	3.4%
Cash & Cash Equivalents	3.3%
Other	2.0%

Portfolio facts (i)
Average Duration (d)	6.8
Average Effective Maturity (m)	16.9 yrs.

Jurisdiction (i)
Massachusetts	77.7%
Puerto Rico	7.7%
Illinois	2.3%
Pennsylvania	1.4%
New Jersey	1.3%
Guam	0.9%
Ohio	0.8%
Colorado	0.7%
Florida	0.6%
Connecticut	0.4%
California	0.4%
Texas	0.4%
Kentucky	0.4%
Maryland	0.3%
New York	0.3%
Tennessee	0.3%
Alabama	0.3%
Louisiana	0.2%
Virginia	0.1%
Washington DC	0.1%
Minnesota	0.1%
U.S. Treasury Securities (j)	(2.0)%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(j)	For the purpose of managing the fund’s duration, the fund holds treasury futures with a bond equivalent exposure of (2.0)%, which impacts the fund’s interest rate exposure but not its credit exposure.
(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of March 31, 2020.

The portfolio is actively managed and current holdings may be different.

7

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended March 31, 2020, Class A shares, at net asset value, of the municipal bond funds of Alabama, Arkansas, California, Georgia, Maryland and Massachusetts underperformed the Bloomberg Barclays Municipal Bond Index. The performance for the individual funds and the benchmark are set forth in the Performance Summary.

Market Environment

Market volatility soared at the end of the period as COVID-19, the illness caused by the novel coronavirus first detected in China, spread around the world in early 2020. Government-imposed social distancing measures taken to slow the spread of the virus forced the shutdown of large portions of the global economy. In an attempt to limit the economic fallout from the crisis, central bankers and policymakers took a variety of actions, unprecedented in both size and speed, but despite their best efforts, a global recession has undoubtedly begun. Given the unique circumstances surrounding the genesis of the downturn, it is difficult to forecast how long the crisis will linger.

High levels of investor uncertainty saw equity prices plunge, market volatility rise and large segments of global fixed income markets freeze as investors sought liquidity wherever they could find it. Central banks around the world quickly put programs in place to improve liquidity, and they proved largely successful, helping to recover market function and ease volatility at the end of the period. Compounding market turmoil was an oil price war between Saudi Arabia and Russia over the size of production cuts amid a burgeoning supply glut as the global economy rapidly slowed. That action undercut oil exporters, many emerging markets and a large segment of the high-yield credit market.

As is often the case in a serious crisis, market vulnerabilities were revealed. For example, companies that added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks may find it difficult to follow that path in the future, and investors may not reward that behavior if they do. Very long supply chains designed to squeeze out every bit of savings may be shifted closer to home markets if companies seek to emphasize resiliency over cost after a series of supply disruptions. Consumer, business and government behavior could all be impacted by the after-effects of the global pandemic in ways it will be difficult to forecast.

Over the past year, municipal bonds delivered modest positive performance, fueled by lower US Treasury rates and supportive fundamentals and technicals for most of the period. Longer-duration and higher-quality segments of the market outperformed. Each sector produced modest positive performance, with sectors perceived as higher quality outperforming. The favorable backdrop for municipals changed abruptly in March, impacted by the economic slowdown associated with limiting the spread of the coronavirus. The revenues of municipalities were, and continue to be, affected by both declining tax receipts and the increased costs brought on by the response to the outbreak. The fundamentals of many sectors will be impacted by the slowdown. Federal assistance will help in the effort to meet the challenges; however, the selection of sectors and issuers will likely increase in importance over the coming months.

Factors Affecting Performance

In all funds, an out-of-benchmark exposure to non-rated (r) securities weighed on performance relative to the Bloomberg Barclays Municipal Bond Index. The combination of security selection and a greater exposure to Puerto Rican bonds further held back relative performance across all funds.

In contrast, bond selection within the health care sector across all funds, with the exception of the municipal bond fund of Massachusetts, benefited relative performance. Security selection within “AA” and “BBB” rated securities in the municipal bond funds of Alabama, Arkansas, Georgia and Maryland, also aided relative results. Yield curve positioning (y), particularly a greater exposure to shifts in the long end of the yield curve, was another area of relative strength for all funds.

Respectfully,

Portfolio Manager(s)

Michael Dawson

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

8

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

9

PERFORMANCE SUMMARY THROUGH 3/31/20

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Each fund's results have been compared to the Bloomberg Barclays Municipal Bond Index, a market capitalization-weighted index that measures the performance of the tax-exempt bond market. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issued within the 50 states and the District of Columbia as well as U.S. territories and possessions such as Guam, Puerto Rico, and the Virgin Islands, while each of the funds invests a large percentage of its assets in municipal issuers of the state that is in the fund’s name. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Alabama Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)

A	2/01/90	2.89%	2.70%	3.50%	N/A

B	9/07/93	2.13%	1.93%	2.75%	N/A

I	4/01/16	3.15%	N/A	N/A	2.67%
R6	8/01/17	3.23%	N/A	N/A	3.13%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		3.85%	3.19%	4.15%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(1.48)%	1.81%	3.06%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.87)%	1.57%	2.75%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

10

Performance Summary – continued

MFS Arkansas Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)

A	2/03/92	2.27%	2.44%	3.13%	N/A

B	9/07/93	1.51%	1.67%	2.34%	N/A

I	4/01/16	2.36%	N/A	N/A	2.30%
R6	8/01/17	2.44%	N/A	N/A	2.74%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		3.85%	3.19%	4.15%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(2.08)%	1.55%	2.68%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.47)%	1.30%	2.34%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

11

Performance Summary – continued

MFS California Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)

A	6/18/85	1.76%	3.18%	4.54%	N/A

B	9/07/93	1.00%	2.41%	3.73%	N/A

C	1/03/94	0.85%	2.26%	3.60%	N/A

I	4/01/16	1.79%	N/A	N/A	2.70%
R6	8/01/17	1.97%	N/A	N/A	2.96%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		3.85%	3.19%	4.15%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(2.57)%	2.29%	4.09%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.95)%	2.04%	3.73%	N/A
C With CDSC (1% for 12 months) (v)		(0.14)%	2.26%	3.60%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

12

Performance Summary – continued

MFS Georgia Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)

A	6/06/88	2.17%	2.40%	3.42%	N/A

B	9/07/93	1.44%	1.64%	2.64%	N/A

I	4/01/16	2.39%	N/A	N/A	2.41%
R6	8/01/17	2.44%	N/A	N/A	2.67%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		3.85%	3.19%	4.15%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(2.17)%	1.51%	2.97%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.55)%	1.28%	2.64%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

13

Performance Summary – continued

MFS Maryland Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)

A	10/31/84	1.57%	2.38%	3.30%	N/A

B	9/07/93	0.91%	1.63%	2.53%	N/A

I	4/01/16	1.88%	N/A	N/A	2.46%
R6	8/01/17	1.93%	N/A	N/A	2.60%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		3.85%	3.19%	4.15%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(2.75)%	1.49%	2.85%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(3.05)%	1.27%	2.53%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

14

Performance Summary – continued

MFS Massachusetts Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)

A	4/09/85	1.61%	2.52%	3.49%	N/A

B	9/07/93	0.84%	1.74%	2.71%	N/A

I	4/01/16	1.86%	N/A	N/A	2.46%
R6	8/01/17	1.93%	N/A	N/A	2.73%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		3.85%	3.19%	4.15%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(2.71)%	1.64%	3.04%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(3.11)%	1.38%	2.71%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return

15

Performance Summary – continued

from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

16

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, October 1, 2019 through March 31, 2020

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2019 through March 31, 2020.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MFS ALABAMA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/19	Ending Account Value 3/31/20	Expenses Paid During Period (p) 10/01/19-3/31/20
A	Actual	0.90%	$1,000.00	$991.53	$4.48
	Hypothetical (h)	0.90%	$1,000.00	$1,020.50	$4.55
B	Actual	1.65%	$1,000.00	$986.92	$8.20
	Hypothetical (h)	1.65%	$1,000.00	$1,016.75	$8.32
I	Actual	0.65%	$1,000.00	$991.73	$3.24
	Hypothetical (h)	0.65%	$1,000.00	$1,021.75	$3.29
R6	Actual	0.57%	$1,000.00	$992.14	$2.84
	Hypothetical (h)	0.57%	$1,000.00	$1,022.15	$2.88

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

17

Expense Tables – continued

MFS ARKANSAS MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/19	Ending Account Value 3/31/20	Expenses Paid During Period (p) 10/01/19-3/31/20
A	Actual	0.76%	$1,000.00	$993.11	$3.79
	Hypothetical (h)	0.76%	$1,000.00	$1,021.20	$3.84
B	Actual	1.51%	$1,000.00	$989.44	$7.51
	Hypothetical (h)	1.51%	$1,000.00	$1,017.45	$7.62
I	Actual	0.66%	$1,000.00	$993.41	$3.29
	Hypothetical (h)	0.66%	$1,000.00	$1,021.70	$3.34
R6	Actual	0.58%	$1,000.00	$993.76	$2.89
	Hypothetical (h)	0.58%	$1,000.00	$1,022.10	$2.93

MFS CALIFORNIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/19	Ending Account Value 3/31/20	Expenses Paid During Period (p) 10/01/19-3/31/20
A	Actual	0.71%	$1,000.00	$972.95	$3.50
	Hypothetical (h)	0.71%	$1,000.00	$1,021.45	$3.59
B	Actual	1.46%	$1,000.00	$969.35	$7.19
	Hypothetical (h)	1.46%	$1,000.00	$1,017.70	$7.36
C	Actual	1.61%	$1,000.00	$968.71	$7.92
	Hypothetical (h)	1.61%	$1,000.00	$1,016.95	$8.12
I	Actual	0.61%	$1,000.00	$973.10	$3.01
	Hypothetical (h)	0.61%	$1,000.00	$1,021.95	$3.08
R6	Actual	0.52%	$1,000.00	$974.45	$2.57
	Hypothetical (h)	0.52%	$1,000.00	$1,022.40	$2.63

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

18

Expense Tables – continued

MFS GEORGIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/19	Ending Account Value 3/31/20	Expenses Paid During Period (p) 10/01/19-3/31/20
A	Actual	0.90%	$1,000.00	$985.54	$4.47
	Hypothetical (h)	0.90%	$1,000.00	$1,020.50	$4.55
B	Actual	1.63%	$1,000.00	$982.08	$8.08
	Hypothetical (h)	1.63%	$1,000.00	$1,016.85	$8.22
I	Actual	0.65%	$1,000.00	$987.13	$3.23
	Hypothetical (h)	0.65%	$1,000.00	$1,021.75	$3.29
R6	Actual	0.60%	$1,000.00	$986.39	$2.98
	Hypothetical (h)	0.60%	$1,000.00	$1,022.00	$3.03

MFS MARYLAND MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/19	Ending Account Value 3/31/20	Expenses Paid During Period (p) 10/01/19-3/31/20
A	Actual	0.82%	$1,000.00	$981.98	$4.06
	Hypothetical (h)	0.82%	$1,000.00	$1,020.90	$4.14
B	Actual	1.58%	$1,000.00	$979.21	$7.82
	Hypothetical (h)	1.58%	$1,000.00	$1,017.10	$7.97
I	Actual	0.58%	$1,000.00	$982.83	$2.88
	Hypothetical (h)	0.58%	$1,000.00	$1,022.10	$2.93
R6	Actual	0.51%	$1,000.00	$983.15	$2.53
	Hypothetical (h)	0.51%	$1,000.00	$1,022.45	$2.58

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the MFS Georgia Municipal Bond Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class B shares, this rebate reduced the expense ratio above by 0.02%. See Note 3 in the Notes to Financial Statements for additional information.

For the MFS Maryland Municipal Bond Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

19

Expense Tables – continued

MFS MASSACHUSETTS MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/19	Ending Account Value 3/31/20	Expenses Paid During Period (p) 10/01/19-3/31/20
A	Actual	0.84%	$1,000.00	$978.22	$4.15
	Hypothetical (h)	0.84%	$1,000.00	$1,020.80	$4.24
B	Actual	1.60%	$1,000.00	$974.59	$7.90
	Hypothetical (h)	1.60%	$1,000.00	$1,017.00	$8.07
I	Actual	0.60%	$1,000.00	$979.46	$2.97
	Hypothetical (h)	0.60%	$1,000.00	$1,022.00	$3.03
R6	Actual	0.52%	$1,000.00	$979.87	$2.57
	Hypothetical (h)	0.52%	$1,000.00	$1,022.40	$2.63

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the MFS Massachusetts Municipal Bond Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.02%. See Note 3 in the Notes to Financial Statements for additional information.

20

PORTFOLIO OF INVESTMENTS

3/31/20

MFS ALABAMA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 94.9%

Issuer	Shares/Par	Value ($)
Airport Revenue - 2.0%
Birmingham, AL, Airport Authority Rev., AGM, 5.25%, 7/01/2030	$1,000,000	$1,008,510
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	70,000	74,158
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	45,000	46,790
San Francisco, CA, City & County Airports Commission, International Airport Rev., “H”, 5%, 5/01/2021	395,000	408,936
		$1,538,394
General Obligations - General Purpose - 10.7%
Birmingham, AL, General Obligation Warrants, “B”, 5%, 12/01/2043	$245,000	$295,850
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	160,000	147,706
Chicago, IL, “A”, 5.5%, 1/01/2033	95,000	98,827
Chicago, IL, “D”, 5.5%, 1/01/2040	15,000	15,448
Chicago, IL, “F”, 5.5%, 1/01/2042	110,000	113,039
Commonwealth of Puerto Rico, General Obligation, “A”, 8%, 7/01/2035 (a)(d)	850,000	510,000
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	150,000	151,224
Commonwealth of Puerto Rico, Public Improvement, “A”, NATL, 5.5%, 7/01/2020	145,000	145,664
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5.25%, 7/01/2030	20,000	20,116
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5%, 7/01/2031	40,000	40,137
Fort Payne, AL, General Obligation Warrants, “A”, AGM, 5%, 5/01/2047	750,000	900,900
Jasper, AL, General Obligation Warrants, 5%, 3/01/2032	500,000	573,875
Mobile County, AL, General Obligation Improvement Warrants, 5%, 2/01/2038	250,000	311,015
Mobile County, AL, General Obligation Improvement Warrants, 5%, 2/01/2039	250,000	310,185
Mobile County, AL, General Obligation Warrants, 5%, 8/01/2036	500,000	606,530
Montevallo, AL, American Village Public Educational Building Authority Refunding Rev. (Alabama Veterans Living Legacy Project), 4%, 12/01/2033	420,000	477,124
Montevallo, AL, American Village Public Educational Building Authority Refunding Rev. (Alabama Veterans Living Legacy Project), 4%, 12/01/2034	655,000	741,899
Montevallo, AL, American Village Public Educational Building Authority Refunding Rev. (Alabama Veterans Living Legacy Project), 4%, 12/01/2035	250,000	281,152
Puerto Rico Public Buildings Authority Rev., “M-2”, AAC, 10%, 7/01/2035	115,000	124,869

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
Trussville, AL, General Obligation Warrants, “A”, 4%, 8/01/2041	$750,000	$843,907
Vestavia Hills, AL, 4%, 8/01/2048	500,000	560,910
Vestavia Hills, AL, General Obligation Warrants, 4%, 8/01/2038	1,000,000	1,140,860
		$8,411,237
General Obligations - Schools - 4.4%
Downey, CA, Unified School District (Election of 2014), “B”, 4%, 8/01/2040	$445,000	$501,778
Huntsville, AL, “A”, 5%, 5/01/2039	1,000,000	1,261,510
Huntsville, AL, School Warrants, “C”, 5%, 11/01/2029 (Prerefunded 11/01/2023)	200,000	227,234
Huntsville, AL, School Warrants, “C”, 5%, 11/01/2030 (Prerefunded 11/01/2023)	1,000,000	1,136,170
Montebello, CA, Unified School District (Election of 2016), “A”, 4%, 8/01/2046	270,000	290,420
		$3,417,112
Healthcare Revenue - Hospitals - 10.1%
Alabama Special Care Facilities Financing Authority Rev. (Ascension Health), “C”, 5%, 11/15/2046	$500,000	$571,860
Alabama Special Care Facilities Financing Authority Rev. (Daughters of Charity), ETM, AAC, 5%, 11/01/2025	865,000	928,041
Birmingham, AL, Special Care Facilities Financing Authority Health Care Rev. (Children’s Hospital), 5%, 6/01/2031	750,000	868,417
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-1”, 4%, 8/01/2044	10,000	9,972
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2044	5,000	5,383
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2049	5,000	5,306
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-2”, 4%, 8/01/2044	40,000	39,889
DCH Health Care Authority, AL, Health Care Facilities Rev., 5%, 6/01/2033	500,000	571,305
East Alabama Health Care Authority, Health Care Facilities Rev., “A”, 4%, 9/01/2048	500,000	544,145
Escambia County, FL, Health Facilities Authority Rev. (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	435,000	440,986
Huntsville, AL, Health Care Authority Rev., “A”, 5%, 6/01/2030 (Prerefunded 6/01/2020)	1,000,000	1,006,220
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	50,000	52,654

21

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Spartanburg County, SC, Regional Health Services District Hospital Rev., “A”, 4%, 4/15/2043	$425,000	$457,827
UAB Medicine Finance Authority Rev., “B”, 5%, 9/01/2035	1,000,000	1,202,020
UAB Medicine Finance Authority Rev., “B2”, 5%, 9/01/2041	1,000,000	1,193,560
		$7,897,585
Healthcare Revenue - Long Term Care - 1.7%
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.75%, 6/01/2045	$250,000	$252,300
Pell City, AL, Special Care Facilities Financing Authority Rev. (Noland Health Services, Inc.), 5%, 12/01/2039	1,050,000	1,104,390
		$1,356,690
Industrial Revenue - Other - 0.7%
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 3.625%, 1/01/2035 (n)	$100,000	$84,188
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 4%, 1/01/2050 (n)	200,000	154,372
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 5.25%, 5/01/2044	305,000	293,291
		$531,851
Industrial Revenue - Paper - 0.4%
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 5.375%, 12/01/2035	$300,000	$307,290

Miscellaneous Revenue - Other - 1.2%
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	$65,000	$66,519
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	95,000	96,903
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044	260,000	263,515
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	495,000	523,012
		$949,949
Port Revenue - 2.2%
Alabama Port Authority Docks Facilities Refunding Rev., “A”, AGM, 5%, 10/01/2035	$1,000,000	$1,175,200
Alabama Port Authority Docks Facilities Rev., 6%, 10/01/2040 (Prerefunded 10/01/2020)	500,000	512,040
		$1,687,240

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - 9.0%
Cherokee County, AL, Board of Education Special Tax School Warrants (Sales Tax), 5%, 12/01/2048	$1,000,000	$1,193,130
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	325,000	326,940
Elmore County, AL, Board of Education School Tax Warrants, 5%, 8/01/2032	515,000	649,657
Elmore County, AL, Board of Education School Tax Warrants, 4%, 8/01/2038	745,000	851,848
Jefferson County, AL, Board of Education, 4%, 2/01/2042	805,000	896,351
Jefferson County, AL, Limited Obligation Warrants, 5%, 9/15/2033	500,000	600,330
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	16,000	15,146
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	650,000	632,093
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	164,000	150,649
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	58,000	53,278
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.784%, 7/01/2058	25,000	23,413
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	1,000	856
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	26,000	19,797
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	4,000	2,768
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	247,000	153,604
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	237,000	131,142
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	1,837,000	434,304
Tuscaloosa County, AL, Board of Education, School Tax Warrants, 5%, 2/01/2037	750,000	890,168
		$7,025,474
Single Family Housing - State - 0.4%
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), “C1”, 4%, 11/15/2047	$310,000	$327,416

22

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - 5.1%
Alabama Public Health Care Authority Lease Rev. (Department of Public Health Facilities), 5%, 9/01/2030	$280,000	$324,990
Alabama Public School & College Authority Rev., “B”, 5%, 6/01/2025	800,000	895,328
Anniston, AL, Public Building Authority Rev. (Judicial Center Project), AGM, 5%, 3/01/2032	500,000	515,125
Bessemer, AL, Public Educational Building Authority Rev. (DHR Building Project), “A”, ASSD GTY, 5%, 7/01/2030	385,000	388,380
Colorado State University Board of Governors, System Enterprise Refunding Rev., “E”, 4%, 3/01/2043	315,000	352,044
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 5%, 6/01/2030	35,000	38,260
Huntsville, AL, Public Building Authority Lease Refunding Rev., 5%, 10/01/2033	500,000	613,455
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	230,000	272,175
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	10,000	11,106
Orangeburg County, SC, Facilities Corp. Installment Purchase Rev. (Detention Center Project), 4%, 12/01/2042	185,000	201,578
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2033	350,000	410,707
		$4,023,148
Student Loan Revenue - 0.2%
Iowa Student Loan Liquidity Corp. Rev., “B”, 3%, 12/01/2039	$35,000	$34,468
Iowa Student Loan Liquidity Corp. Rev., “B”, 3.5%, 12/01/2044	90,000	88,303
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 2.65%, 11/01/2038	60,000	57,502
		$180,273
Tax - Other - 7.9%
Birmingham-Jefferson, AL, Civic Center Authority, “A”, 4%, 7/01/2043	$750,000	$822,660
Birmingham-Jefferson, AL, Civic Center Authority, “B”, 5%, 7/01/2043	500,000	599,525
Cullman, AL, Board of Education, 4%, 3/01/2047	1,000,000	1,118,050
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	55,000	54,656
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	30,000	29,706
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	85,000	80,606
Lauderdale County, AL, Agriculture Center Authority Special Tax Rev., 5%, 7/01/2049	1,000,000	1,117,320

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	$70,000	$70,009
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2024	105,000	110,704
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	265,000	282,551
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2027	190,000	203,089
Shelby County, AL, Board of Education Capital Outlay School Warrants (Ten Mill County Tax), 5%, 2/01/2031	500,000	513,875
Tuscaloosa, AL, Board of Education, School Tax Warrants, 5%, 8/01/2036	1,000,000	1,181,750
		$6,184,501
Tobacco - 0.8%
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 5%, 6/01/2033	$55,000	$68,052
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 4%, 6/01/2038	35,000	38,314
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-2, “2”, 5%, 6/01/2055	445,000	394,279
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, “2”, 0%, 6/01/2057	1,040,000	114,743
		$615,388
Toll Roads - 0.3%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	$90,000	$92,692
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	180,000	182,639
		$275,331
Transportation - Special Tax - 3.4%
Alabama Federal Aid Highway Finance Authority Special Obligation, “A”, 5%, 9/01/2035	$500,000	$594,645
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2036	145,000	152,656
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	125,000	125,034
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	325,000	329,810
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, ASSD GTY, 5.25%, 7/01/2041	225,000	232,663

23

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	$120,000	$120,323
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.5%, 7/01/2029	330,000	353,199
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2031	240,000	251,006
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2036	5,000	5,264
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	35,000	35,559
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	105,000	117,256
New Jersey Transportation Trust Fund Authority, Transportation System, “BB”, 5%, 6/15/2044	370,000	386,032
		$2,703,447
Universities - Colleges - 19.9%
Alabama Community College System Board of Trustees Rev. (Bishop State Community College), BAM, 4%, 1/01/2044	$300,000	$333,396
Alabama Community College System Board of Trustees Rev. (Bishop State Community College), BAM, 4%, 1/01/2049	1,000,000	1,102,490
Alabama Community College System Board of Trustees Rev. (Snead State Community College), BAM, 4%, 9/01/2038	680,000	762,946
Alabama State University Board of Education Rev. (Chattahoochee Valley Community College), ASSD GTY, 5%, 6/01/2034	1,300,000	1,303,536
Auburn University, General Fee Rev., “A”, 5%, 6/01/2038	500,000	580,625
Auburn University, General Fee Rev., “A”, 5%, 6/01/2048	1,500,000	1,779,525
Homewood, AL, Educational Building Authority Facilities Rev. (Samford University), “A”, 5%, 12/01/2034	500,000	574,445
Jacksonville, AL, Public Educational Building Authority Higher Education Facilities Rev. (Jacksonville State University Foundation), “A”, 5%, 7/01/2036	600,000	687,186
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	65,000	64,565
Troy University, Facilities Rev., “A”, BAM, 5%, 11/01/2028	500,000	579,120
University of Alabama at Birmingham, Rev., “B”, 4%, 10/01/2037	1,000,000	1,153,860
University of Alabama in Huntsville, General Fee Rev., “B2”, 5%, 9/01/2035	755,000	929,216

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
University of Alabama in Huntsville, General Fee Rev., “B2”, 5%, 9/01/2036	$475,000	$581,619
University of North Alabama, General Fee Rev., “B”, BAM, 5%, 11/01/2039	1,000,000	1,234,630
University of North Alabama, General Fee Rev., “C”, BAM, 4%, 11/01/2038	500,000	562,520
University of South Alabama, Facilities Rev., BAM, 5%, 10/01/2036	500,000	604,290
University of South Alabama, Facilities Rev., “A”, BAM, 5%, 4/01/2049	750,000	910,155
University of West Alabama, General Fee Rev., AGM, 4%, 1/01/2036	355,000	399,443
University of West Alabama, General Fee Rev., AGM, 4%, 1/01/2038	500,000	559,920
University of West Alabama, General Fee Rev., AGM, 4%, 1/01/2040	770,000	859,135
		$15,562,622
Utilities - Cogeneration - 0.2%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$185,000	$189,625

Utilities - Municipal Owned - 2.7%
Chatom, AL, Industrial Development Board Gulf Opportunity Zone (PowerSouth Energy), “A”, ASSD GTY, 5%, 8/01/2037	$1,000,000	$1,010,300
Guam Power Authority Rev., “A”, 5.5%, 10/01/2040 (Prerefunded 10/01/2020)	230,000	234,970
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	180,000	127,350
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	30,000	21,225
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2021 (a)(d)	15,000	10,650
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2030 (a)(d)	5,000	3,550
Puerto Rico Electric Power Authority Rev., “CCC”, 5.25%, 7/01/2027 (a)(d)	65,000	46,150
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2020 (a)(d)	5,000	3,538
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2021 (a)(d)	70,000	49,525
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2022 (a)(d)	115,000	81,362
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	10,000	9,953
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	50,000	49,552
Puerto Rico Electric Power Authority Rev., “EEE”, 6.05%, 7/01/2032 (a)(d)	40,000	28,450
Puerto Rico Electric Power Authority Rev., “SS”, ASSD GTY, 4.375%, 7/01/2030	10,000	9,962
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2021 (a)(d)	40,000	28,300

24

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2023 (a)(d)	$30,000	$21,225
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2027 (a)(d)	5,000	3,538
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	95,000	67,212
Puerto Rico Electric Power Authority Rev., “UU”, ASSD GTY, 4.25%, 7/01/2027	70,000	69,999
Puerto Rico Electric Power Authority Rev., “V”, NATL, 5.25%, 7/01/2033	35,000	35,422
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	70,000	71,119
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2034	15,000	15,114
Puerto Rico Electric Power Authority Rev., “WW”, 5.375%, 7/01/2022 (a)(d)	5,000	3,556
Puerto Rico Electric Power Authority Rev., “WW”, 5.25%, 7/01/2025 (a)(d)	15,000	10,650
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2018 (a)(d)	40,000	27,850
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	50,000	35,500
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2024 (a)(d)	15,000	10,650
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2026 (a)(d)	55,000	39,050
		$2,125,722
Utilities - Other - 0.1%
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), “A”, 5%, 9/01/2036	$40,000	$47,397

Water & Sewer Utility Revenue - 11.5%
Auburn, AL, Waterworks Board Water Rev., 5%, 9/01/2036	$1,000,000	$1,183,620
Birmingham, AL, Waterworks Board Water Rev., 5%, 1/01/2036	750,000	919,673
Birmingham, AL, Waterworks Board Water Rev., “A”, 5%, 1/01/2030	500,000	588,425
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	10,000	10,004
Cullman, AL, Utilities Board Water Rev., “A”, AGM, 5%, 9/01/2035	1,000,000	1,133,550
Gadsden, AL, Waterworks and Sewer Rev., AGM, 4%, 6/01/2033	1,000,000	1,122,320
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	45,000	45,521
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	120,000	118,796
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	45,000	46,012

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	$45,000	$45,532
Jefferson County, AL, Senior Lien Sewer Rev., Current Interest Warrants, “A”, AGM, 5%, 10/01/2044	750,000	832,275
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2021	300,000	314,367
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	15,000	16,900
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	20,000	22,429
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	10,000	11,276
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	20,000	22,464
Prichard, AL, Waterworks & Sewer Board Rev., 4%, 11/01/2044	700,000	740,901
Scottsboro, AL, Waterworks Sewer & Gas Board Rev., 5%, 8/01/2032	500,000	538,560
Warrior River, AL, Water Authority Rev., BAM, 4%, 8/01/2039	1,180,000	1,333,825
		$9,046,450
Total Municipal Bonds (Identified Cost, $71,790,822)		$74,404,142

Bonds - 0.1%
Consumer Services - 0.1%
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2043 (n) (Identified Cost, $62,009)	$200,000	$73,199

Investment Companies (h) - 3.7%
Money Market Funds - 3.7%
MFS Institutional Money Market Portfolio, 1.28% (v) (Identified Cost, $2,877,225)	2,876,635	$2,877,210

Other Assets, Less Liabilities - 1.3%		1,038,156
Net Assets - 100.0%		$78,392,707

25

Portfolio of Investments – continued

Derivative Contracts at 3/31/20

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond	Short	USD	13	$2,327,813	June - 2020	$(156,454)

At March 31, 2020, the fund had cash collateral of $84,500 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statements of Assets and Liabilities are comprised of cash collateral.

See Portfolio Footnotes and Notes to Financial Statements

26

PORTFOLIO OF INVESTMENTS

3/31/20

MFS ARKANSAS MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.8%

Issuer	Shares/Par	Value ($)
Airport Revenue - 0.5%
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	$235,000	$248,959
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	160,000	166,366
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	95,000	105,251
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	105,000	117,114
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	80,000	87,930
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	125,000	136,759
		$862,379
General Obligations - General Purpose - 4.7%
Arkansas Higher Education, 4%, 6/01/2029	$2,000,000	$2,199,460
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	375,000	346,185
Chicago, IL, “A”, 5.5%, 1/01/2033	190,000	197,653
Chicago, IL, “D”, 5.5%, 1/01/2040	30,000	30,895
Chicago, IL, “F”, 5.5%, 1/01/2042	225,000	231,217
Chicago, IL, General Obligation (Neighborhood Alive 21 Program), “B”, 5.5%, 1/01/2037	70,000	72,391
Chicago, IL, General Obligation Refunding Project, “A”, 5.25%, 1/01/2030	50,000	51,211
Commonwealth of Puerto Rico, General Obligation, “A”, 8%, 7/01/2035 (a)(d)	1,620,000	972,000
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	430,000	433,509
Commonwealth of Puerto Rico, Public Improvement, “A”, NATL, 5.5%, 7/01/2020	475,000	477,175
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5.25%, 7/01/2030	60,000	60,349
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5%, 7/01/2031	130,000	130,445
State of Arkansas, Federal Highway Grant Anticipation and Tax Rev., 5%, 4/01/2026	1,815,000	2,104,511
		$7,307,001
General Obligations - Schools - 5.1%
Bentonville, AR, School District No. 6 Construction Refunding, “B”, 4%, 6/01/2037	$1,500,000	$1,637,775
Bentonville, AR, School District No. 6 Construction Refunding, “B”, 4%, 6/01/2047	1,000,000	1,085,030
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	40,000	47,429
Crittenden County, AR, Community College District, 4.6%, 2/01/2035	285,000	285,234

Issuer	Shares/Par	Value ($)
General Obligations - Schools - continued
Crittenden County, AR, Community College District, 4.7%, 2/01/2040	$625,000	$625,975
Crittenden County, AR, Earle Special School District Refunding and Construction, 4%, 2/01/2048	2,060,000	2,141,576
Pulaski County, AR, Special School District Construction, 4%, 2/01/2041	2,000,000	2,100,300
		$7,923,319
Healthcare Revenue - Hospitals - 12.0%
Arkansas Development Finance Authority, Health Care Rev. (Baptist Health), 5%, 12/01/2047	$2,000,000	$2,389,260
Arkansas Development Finance Authority, Health Care Rev. (Baptist Health), “A”, 5%, 12/01/2029	1,000,000	1,171,650
Arkansas Development Finance Authority, Hospital Rev. (Washington Regional Medical Center), 5%, 2/01/2038	1,900,000	2,244,090
Arkansas Development Finance Authority, Hospital Rev. (Washington Regional Medical Center), “A”, 5%, 2/01/2033	1,645,000	1,859,706
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-1”, 4%, 8/01/2044	20,000	19,944
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2044	10,000	10,766
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2049	5,000	5,306
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-2”, 4%, 8/01/2044	85,000	84,764
Conway, AR, Hospital Rev. (Conway Regional Medical Center), 4.45%, 8/01/2032	540,000	561,255
Conway, AR, Hospital Rev. (Conway Regional Medical Center), “A”, 4%, 8/01/2038	1,000,000	1,053,440
Doylestown, PA, Hospital Rev., “A”, 4%, 7/01/2045	20,000	20,972
Escambia County, FL, Health Facilities Authority Rev. (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	420,000	425,779
Independence County, AR, Public Health Education & Housing Facilities Board Rev. (White River Health Systems), 5.75%, 6/01/2028	1,000,000	1,005,870
Jefferson County, AR, Hospital Rev., Refunding (Regional Medical Center), AGM, 5%, 6/01/2026	2,150,000	2,156,020
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 5.75%, 6/01/2025 (Prerefunded 6/01/2020)	510,000	513,794

27

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	$545,000	$549,562
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.5%, 3/01/2045 (Prerefunded 6/01/2020)	395,000	398,381
New Hampshire Health & Education Facilities Authority Rev. (Dartmouth-Hitchcock Obligated Group), “A”, 5%, 8/01/2059	115,000	165,065
Pulaski County, AR, Public Facilities Board, Health Facilities Rev. (Carti Project), 5.5%, 7/01/2043	750,000	770,948
Springdale, AR, Public Facilities Board Hospital Rev. (Children’s Northwest Project), 5%, 3/01/2040	2,820,000	3,290,545
		$18,697,117
Industrial Revenue - Other - 0.5%
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 4%, 1/01/2050 (n)	$390,000	$301,025
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 4.5%, 5/01/2032	225,000	213,901
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 5.25%, 5/01/2044	330,000	317,331
		$832,257
Industrial Revenue - Paper - 0.1%
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	$100,000	$103,807

Miscellaneous Revenue - Other - 2.6%
Fayetteville, AR, Hotel, Motel and Restaurant Rev., BAM, 5%, 11/01/2034	$2,000,000	$2,304,360
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	1,615,000	1,706,393
		$4,010,753
Sales & Excise Tax Revenue - 16.2%
Bentonville, AR, Sales & Use Tax, 4%, 11/01/2026	$1,310,000	$1,312,659
Cabot, AR, Sales & Use Tax, 5%, 6/01/2026	700,000	777,868
Cabot, AR, Sales & Use Tax, 5%, 6/01/2027	1,300,000	1,443,754
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	760,000	764,537
Conway, AR, Sales & Use Tax Rev., Capital Improvement, 4.5%, 5/01/2030	850,000	927,937
Conway, AR, Sales & Use Tax Rev., Capital Improvement, 4.5%, 5/01/2035	1,150,000	1,248,762

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Fort Smith, AR, Sales & Use Tax, 5%, 5/01/2023	$380,000	$420,348
Fort Smith, AR, Sales & Use Tax, 5%, 5/01/2024	2,040,000	2,197,304
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	415,000	416,365
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/2029	1,000,000	1,319,400
Mississippi County, AR, 4%, 6/01/2036	650,000	700,882
Mississippi County, AR, 4%, 6/01/2038	1,095,000	1,174,399
Phillips County, AR, Sales & Use Tax, BAM, 3.75%, 9/01/2038	1,170,000	1,208,739
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	36,000	34,079
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	1,031,000	1,002,596
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	355,000	326,100
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	120,000	110,231
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.536%, 7/01/2053	2,000	1,815
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.784%, 7/01/2058	62,000	58,064
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	7,000	5,994
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	66,000	50,254
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	12,000	8,304
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	593,000	368,775
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	568,000	314,297
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	2,189,000	517,523
Rogers, AR, 5%, 11/01/2023 (Prerefunded 11/01/2021)	85,000	85,264
Rogers, AR, Sales & Use Tax Rev., “B”, 5%, 11/01/2036	2,000,000	2,354,140
Springdale, AR, Sales & Use Tax Rev., 5%, 11/01/2028	1,000,000	1,097,610
Springdale, AR, Sales & Use Tax Rev., BAM, 5%, 4/01/2037	1,000,000	1,123,330

28

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Springdale, AR, Sales & Use Tax Rev., BAM, 3.6%, 4/01/2041	$2,000,000	$2,072,580
Stuttgart, AR, Sales & Use Tax Rev., AGM, 5%, 6/01/2032	1,840,000	1,850,635
		$25,294,545
Secondary Schools - 0.6%
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4.5%, 7/01/2039	$750,000	$668,940
District of Columbia Rev. (Rocketship D.C.), “A”, 5%, 6/01/2039	250,000	246,038
		$914,978
Single Family Housing - State - 1.2%
Arkansas Development Finance Authority, Mortgage Rev., “B”, GNMA, 4.85%, 7/01/2031	$305,000	$305,982
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), “D-1”, GNMA, 4%, 11/15/2047	730,000	771,873
Iowa Finance Authority, Single Family Mortgage Rev., “A”, GNMA, 4%, 7/01/2047	775,000	818,818
		$1,896,673
State & Local Agencies - 5.3%
Arkansas Development Finance Authority Rev. (Donaghey Plaza Project), 5%, 6/01/2034	$2,605,000	$2,809,076
Colorado State University Board of Governors, System Enterprise Refunding Rev., “E”, 4%, 3/01/2043	840,000	938,784
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 1.809% (LIBOR - 3mo. + 0.75%), 6/01/2037	1,315,000	1,190,417
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	585,000	692,272
New Jersey Economic Development Authority Rev., School Facilities Construction Rev., “LLL”, 5%, 6/15/2039	345,000	365,703
New Jersey Economic Development Authority Rev., School Facilities Construction Rev., “LLL”, 5%, 6/15/2044	580,000	607,457
North Carolina Turnpike Authority, Triangle Expressway System Appropriation Rev., Capital Appreciation, 0%, 1/01/2044	2,360,000	1,163,126
Orangeburg County, SC, Facilities Corp. Installment Purchase Rev. (Detention Center Project), 4%, 12/01/2042	525,000	572,045
		$8,338,880
Student Loan Revenue - 0.2%
Iowa Student Loan Liquidity Corp. Rev., “B”, 3%, 12/01/2039	$70,000	$68,937
Iowa Student Loan Liquidity Corp. Rev., “B”, 3.5%, 12/01/2044	185,000	181,511
		$250,448

Issuer	Shares/Par	Value ($)
Tax - Other - 4.7%
Fayetteville, AR, Liberty Improvement Bonds, 4%, 1/01/2037	$2,000,000	$2,212,600
Little Rock, AR, Hotel & Restaurant Gross Receipts Tax Rev., 5%, 7/01/2034	3,000,000	3,414,600
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	210,000	210,027
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	890,000	948,945
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2027	590,000	630,645
		$7,416,817
Tax Assessment - 0.0%
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 4%, 7/01/2029	$15,000	$14,514
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 5%, 7/01/2036	15,000	15,179
		$29,693
Tobacco - 2.4%
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AAC, 0%, 7/01/2027	$2,470,000	$2,156,853
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AAC, 0%, 7/01/2028	500,000	425,435
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 5%, 6/01/2033	105,000	129,917
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 4%, 6/01/2038	60,000	65,681
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-2, “2”, 5%, 6/01/2055	840,000	744,257
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, “2”, 0%, 6/01/2057	2,010,000	221,763
		$3,743,906
Toll Roads - 0.3%
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	$230,000	$259,475
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	180,000	201,308
		$460,783

29

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - 4.5%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2036	$430,000	$452,704
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	20,000	20,000
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	1,075,000	1,090,910
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, ASSD GTY, 5.25%, 7/01/2041	615,000	635,947
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	480,000	481,291
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2031	715,000	747,790
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2036	320,000	336,880
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	380,000	386,073
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	445,000	450,362
New Jersey Economic Development Authority Rev. (NJ Transit Transportation Project), 4%, 11/01/2044	1,015,000	986,479
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	310,000	346,183
New Jersey Transportation Trust Fund Authority, Transportation System, “BB”, 5%, 6/15/2044	1,000,000	1,043,330
		$6,977,949
Universities - Colleges - 15.4%
Arkansas State University, Housing System Rev. (Jonesboro Campus), 4.5%, 3/01/2031	$2,500,000	$2,698,475
Arkansas State University, Student Fee Rev. (Jonesboro Campus), “C”, AGM, 4.5%, 3/01/2027	545,000	577,139
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	85,000	75,476
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	140,000	118,457
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 4.375%, 10/01/2031	60,000	52,598

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 5%, 10/01/2042	$65,000	$54,376
Pulaski, AR, Student Tuition & Fee Rev. (Technical College), AGM, 4%, 4/01/2024	1,000,000	1,043,560
Pulaski, AR, Student Tuition & Fee Rev. (Technical College), AGM, 5%, 4/01/2041	1,000,000	1,058,220
Pulaski, AR, Student Tuition & Fee Rev. (Technical College), BAM, 5%, 9/01/2030	1,000,000	1,172,720
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	340,000	369,451
University of Arkansas Auxiliary Enterprises Rev., 5%, 12/01/2029	605,000	662,287
University of Arkansas Auxiliary Enterprises Rev. (UALR Campus), “A”, 5%, 5/01/2029	200,000	215,080
University of Arkansas Facilities Rev. (Fayetteville Campus), 5%, 11/01/2047	1,500,000	1,772,550
University of Arkansas Facilities Rev. (Fayetteville Campus), “A”, 5%, 11/01/2021	1,310,000	1,390,670
University of Arkansas Facilities Rev. (Fayetteville Campus), “A”, 5%, 11/01/2026	1,000,000	1,061,420
University of Arkansas Facilities Rev. (Fayetteville Campus), “A”, 5%, 11/01/2032	1,000,000	1,131,120
University of Arkansas Facilities Rev. (Fayetteville Campus), “A”, 5%, 11/01/2043	1,500,000	1,817,040
University of Arkansas Facilities Rev. (Monticello Campus), 4%, 12/01/2035	600,000	601,002
University of Arkansas Facilities Rev. (UAMS Campus), 5%, 11/01/2023	520,000	587,298
University of Arkansas Facilities Rev. (UAMS Campus), 5%, 10/01/2025	780,000	880,698
University of Arkansas Facilities Rev. (UAMS Campus), 5%, 11/01/2025	2,000,000	2,264,100
University of Arkansas Student Fee Rev. (Fort Smith Campus), 4%, 12/01/2023	250,000	260,985
University of Arkansas Student Fee Rev. (Fort Smith Campus), 4%, 12/01/2024	250,000	260,728
University of Arkansas Student Fee Rev. (Fort Smith Campus), 4%, 12/01/2025	500,000	521,195
University of Arkansas Student Fee Rev. (Fort Smith Campus), 4%, 12/01/2026	305,000	317,694
University of Central Arkansas Rev., “C”, ASSD GTY, 4.25%, 9/01/2040	1,950,000	1,969,246
University of Central Arkansas Student Fee Rev., “A”, AGM, 5%, 11/01/2038	500,000	577,955
University of Central Arkansas Student Fee Rev., “A”, AGM, 4%, 11/01/2048	550,000	573,380
		$24,084,920
Universities - Dormitories - 0.8%
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis I LLC - West Village Student Housing Project), BAM, 5%, 5/15/2051	$1,130,000	$1,211,360

30

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Cogeneration - 0.2%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$355,000	$363,875

Utilities - Municipal Owned - 8.1%
Benton, AR, Public Utility Rev., AGM, 5%, 9/01/2030	$1,000,000	$1,184,100
Benton, AR, Public Utility Rev., AGM, 5%, 9/01/2032	1,130,000	1,234,683
Benton, AR, Public Utility Rev., AGM, 5%, 9/01/2035	1,000,000	1,171,920
Benton, AR, Public Utility Rev., AGM, 5%, 9/01/2036	1,165,000	1,272,926
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030 (Prerefunded 10/01/2020)	450,000	459,724
Guam Power Authority Rev., “A”, 5.5%, 10/01/2040 (Prerefunded 10/01/2020)	790,000	807,072
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2030	2,805,000	2,890,160
North Little Rock, AR, Electric Rev., “B”, AGM, 5%, 7/01/2021	1,040,000	1,042,974
North Little Rock, AR, Electric Rev., “B”, AGM, 5%, 7/01/2022	1,090,000	1,093,117
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	410,000	290,075
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	65,000	45,987
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2021 (a)(d)	30,000	21,300
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2030 (a)(d)	15,000	10,650
Puerto Rico Electric Power Authority Rev., “CCC”, 5.25%, 7/01/2027 (a)(d)	145,000	102,950
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2020 (a)(d)	15,000	10,613
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2021 (a)(d)	155,000	109,662
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2022 (a)(d)	260,000	183,950
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 5%, 7/01/2023	135,000	135,894
Puerto Rico Electric Power Authority Rev., “EEE”, 6.05%, 7/01/2032 (a)(d)	80,000	56,900
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2021 (a)(d)	60,000	42,450
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2023 (a)(d)	70,000	49,525
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2027 (a)(d)	10,000	7,075
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	210,000	148,575
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	25,000	25,400
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2034	15,000	15,114

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Puerto Rico Electric Power Authority Rev., “WW”, 5.375%, 7/01/2022 (a)(d)	$10,000	$7,113
Puerto Rico Electric Power Authority Rev., “WW”, 5.25%, 7/01/2025 (a)(d)	25,000	17,750
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2018 (a)(d)	95,000	66,144
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	110,000	78,100
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2024 (a)(d)	35,000	24,850
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2026 (a)(d)	95,000	67,450
		$12,674,203
Utilities - Other - 0.3%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	$300,000	$309,339
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	155,000	162,995
		$472,334
Water & Sewer Utility Revenue - 11.1%
Arkansas Community Public Water Systems Authority Rev., 5%, 10/01/2032	$1,020,000	$1,112,963
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 5%, 6/01/2023	795,000	829,185
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 5%, 6/01/2025	1,500,000	1,563,960
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	35,000	35,015
Conway, AR, Wastewater Improvement Rev., “A”, 4%, 10/01/2039	1,525,000	1,747,619
Fort Smith, AR, Water and Sewer and Construction Rev., 5%, 10/01/2035	3,850,000	4,751,939
Fort Smith, AR, Water and Sewer Rev., AGM, 4.5%, 10/01/2021	1,545,000	1,621,848
Fort Smith, AR, Water and Sewer Rev., AGM, 4.5%, 10/01/2022	455,000	477,277
Fort Smith, AR, Water and Sewer Rev., BAM, 5%, 10/01/2029	1,000,000	1,200,010
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	85,000	85,983
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	500,000	494,985
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	245,000	250,508
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	245,000	247,896
Hot Springs, AR, Waterworks Rev., BAM, 3.75%, 10/01/2043	1,750,000	1,862,507
Malvern, AR, Water and Sewer Refunding and Construction Rev., BAM, 3.7%, 8/01/2043	750,000	774,795
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	50,000	56,335

31

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	$65,000	$72,896
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	30,000	33,827
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	75,000	84,241
		$17,303,789
Total Municipal Bonds (Identified Cost, $146,649,538)		$151,171,786

Bonds - 0.1%

Issuer	Shares/Par	Value ($)
Consumer Services - 0.1%
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2043 (n) (Identified Cost, $155,144)	$500,000	$182,997

Investment Companies (h) - 2.0%
Money Market Funds - 2.0%
MFS Institutional Money Market Portfolio, 1.28% (v) (Identified Cost, $3,037,778)	3,037,105	$3,037,713

Other Assets, Less Liabilities - 1.1%		1,788,862
Net Assets - 100.0%		$156,181,358

See Portfolio Footnotes and Notes to Financial Statements

32

PORTFOLIO OF INVESTMENTS

3/31/20

MFS CALIFORNIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.3%

Issuer	Shares/Par	Value ($)
Airport Revenue - 10.5%
California Municipal Finance Authority Rev. (LINXS APM Project), “A”, 5%, 12/31/2043	$2,190,000	$2,334,387
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035 (Prerefunded 1/01/2021)	615,000	635,547
Chicago, IL, O’Hare International Airport Rev., Third Lien, Unrefunded Balance, “A”, 5.625%, 1/01/2035	165,000	169,833
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2029	1,180,000	1,185,039
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “C”, 5%, 5/15/2038	1,935,000	2,255,900
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “D”, 5%, 5/15/2037	1,305,000	1,565,308
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “D”, 5%, 5/15/2038	1,305,000	1,559,266
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “F”, 5%, 5/15/2044	6,200,000	7,322,386
Sacramento County, CA, Airport System Rev., “B”, 5%, 7/01/2038	2,000,000	2,285,280
Sacramento County, CA, Airport System Rev., “C”, 5%, 7/01/2039	1,000,000	1,140,500
San Diego County, CA, Regional Airport Authority Rev., “A”, 5%, 7/01/2021	1,500,000	1,513,875
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2036	750,000	892,170
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2037	1,400,000	1,660,288
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2038	1,000,000	1,181,540
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2039	1,000,000	1,179,090
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2042	665,000	757,515
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2047	665,000	751,796
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 5/01/2031	850,000	901,986
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 5/01/2044	2,605,000	3,018,309
San Francisco, CA, City & County Airports Commission, International Airport Rev., “B”, 5%, 5/01/2046	3,000,000	3,322,530
San Francisco, CA, City & County Airports Commission, International Airport Rev., “D”, 5%, 5/01/2025 (Prerefunded 5/03/2021)	570,000	594,185

Issuer	Shares/Par	Value ($)
Airport Revenue - continued
San Francisco, CA, City & County Airports Commission, International Airport Rev., “H”, 5%, 5/01/2021	$5,000,000	$5,176,400
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 5/01/2039	3,420,000	3,999,519
San Francisco, CA, City & County Airports Commission, International Airport Rev., “B”, 5%, 5/01/2041	5,000,000	5,578,500
San Francisco, CA, City & County Airports Commission, International Airport Rev., Unrefunded Balance, “D”, 5%, 5/01/2025	1,430,000	1,488,430
San Jose, CA, Airport Rev., “A”, 5%, 3/01/2035	1,000,000	1,136,590
San Jose, CA, Airport Rev., “A”, 5%, 3/01/2047	2,000,000	2,224,360
San Jose, CA, Airport Rev., “A-2”, 5.25%, 3/01/2034	3,000,000	3,093,360
		$58,923,889
General Obligations - General Purpose - 5.7%
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	$1,080,000	$997,013
Chicago, IL, “A”, 5%, 1/01/2025	810,000	831,036
Chicago, IL, General Obligation, “A”, 5%, 1/01/2026	225,000	231,745
Chicago, IL, General Obligation, “A”, 5%, 1/01/2027	255,000	263,530
Commonwealth of Puerto Rico, General Obligation, “A”, 8%, 7/01/2035 (a)(d)	5,930,000	3,558,000
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	80,000	80,653
Commonwealth of Puerto Rico, Public Improvement, “A”, NATL, 5.5%, 7/01/2020	820,000	823,756
Marin County, CA, Healthcare District (Election of 2013), “A”, 4%, 8/01/2047	3,000,000	3,302,940
Puerto Rico Public Buildings Authority Rev., “M-2”, AAC, 10%, 7/01/2035	430,000	466,903
State of California, 5.25%, 4/01/2035	2,545,000	2,726,331
State of California, 4%, 8/01/2037	1,700,000	1,922,394
State of California, 5.5%, 3/01/2040	3,275,000	3,284,137
State of California, 5.25%, 11/01/2040	2,775,000	2,830,333
State of California, 5%, 4/01/2045	7,000,000	8,538,110
Tulare County, CA, Tulare Local Health Care District, BAM, 4%, 8/01/2039	1,500,000	1,734,765
		$31,591,646
General Obligations - Schools - 18.2%
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2029	$4,335,000	$3,692,986
Compton, CA, Unified School District (Election of 2015), “B”, BAM, 4%, 6/01/2049	1,750,000	1,919,225

33

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
General Obligations - Schools - continued
Compton, CA, Unified School District (Election of 2015), Capital Appreciation, “B”, BAM, 0%, 6/01/2038	$2,250,000	$1,354,905
Compton, CA, Unified School District (Election of 2015), Capital Appreciation, “B”, BAM, 0%, 6/01/2039	2,125,000	1,231,884
Downey, CA, Unified School District (Election of 2014), “B”, 4%, 8/01/2040	2,785,000	3,140,338
Dublin, CA, Unified School District (Election of 2016), “B”, 4%, 8/01/2043	1,945,000	2,155,021
Folsom Cordova, CA, Unified School District (Election of 2007), “D”, AGM, 4%, 10/01/2038	4,000,000	4,415,920
Folsom Cordova, CA, Unified School District (Election of 2007), “D”, AGM, 4%, 10/01/2039	4,000,000	4,410,320
Folsom Cordova, CA, Unified School District (Election of 2012), “A”, 5%, 10/01/2038	2,465,000	2,716,381
Garvey, CA, School District (Election of 2004), Capital Appreciation, AGM, 0%, 8/01/2031	2,120,000	1,665,472
Grossmont, CA, Union High School District (Election of 2008), “I-2”, 4%, 8/01/2044	5,190,000	5,872,174
Imperial County, CA, Community College District Rev., BAM, 4%, 8/01/2040	465,000	516,131
Imperial County, CA, Community College District Rev., Capital Appreciation, “C”, BAM, 0%, 8/01/2034	500,000	306,610
Kern County, CA, Sierra Sands Unified School District (Election of 2006), Capital Appreciation, ASSD GTY, 0%, 11/01/2033	1,260,000	855,565
Lake Tahoe, CA, Unified School District (Election of 2008), Convertible Capital Appreciation, AGM, 0% to 8/01/2032, 6.375% to 8/01/2045	1,590,000	1,458,825
Los Angeles County, CA, Mt. San Antonio Community College District (Election of 2018), “A”, 4%, 8/01/2049	875,000	985,994
Los Angeles County, CA, Palmdale School District (Election of 2016), 4%, 8/01/2044	2,395,000	2,648,104
Marin County, CA, Community College District (Election of 2016), “B”, 4%, 8/01/2039	2,000,000	2,235,200
Marin County, CA, Community College District (Election of 2016), “B”, 4%, 8/01/2040	1,000,000	1,106,370
Marin County, CA, San Rafael City Elementary School District Rev., “B”, 4%, 8/01/2047	2,595,000	2,864,595
Mendocino Lake, CA, Community College District Rev. (Election of 2006), Capital Appreciation, “B”, AGM, 0%, 8/01/2032	1,570,000	1,176,354
Montebello, CA, Unified School District (Election of 2016), “A”, 4%, 8/01/2046	1,570,000	1,688,739
Moorpark, CA, Unified School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2033	500,000	364,765
Moreland, CA, School District (Election of 2002), Capital Appreciation, “B”, FGIC, 0%, 8/01/2028	1,440,000	1,224,878

Issuer	Shares/Par	Value ($)
General Obligations - Schools - continued
Mount Diablo, CA, Unified School District (Election of 2010), Convertible Capital Appreciation, “A”, AGM, 0% to 8/01/2019, 6% to 8/01/2030	$3,000,000	$3,246,390
Mount San Antonio, CA, Community College District Rev. (Election of 2008), Convertible Capital Appreciation, “A”, 0% to 8/01/2028, 6.25% to 8/01/2043	5,000,000	5,120,600
Napa Valley, CA, Unified School District (Election of 2006), Capital Appreciation, “A”, 0%, 8/01/2029	3,385,000	2,865,064
Oakland, CA, Unified School District Rev., AGM, 5%, 8/01/2028	830,000	973,573
Oakland, CA, Unified School District Rev., AGM, 5%, 8/01/2030	830,000	969,872
Oakland, CA, Unified School District Rev. (Election of 2012), “A”, AGM, 4%, 8/01/2034	1,000,000	1,130,380
Oakland, CA, Unified School District Rev. (Election of 2012), “A”, AGM, 4%, 8/01/2035	1,000,000	1,126,870
Orange County, CA, Garden Grove Unified School District, 4%, 8/01/2046	3,000,000	3,316,110
Oxnard, CA, School District (Ventura County), “A”, BAM, 5%, 8/01/2045	2,590,000	3,079,251
Placer & Nevada Counties, CA, Tahoe-Trukee Unified School District (Election of 2014) (School Facilities Improvement District No. 1), “B”, 5%, 8/01/2033	500,000	599,085
Placer & Nevada Counties, CA, Tahoe-Trukee Unified School District (Election of 2014) (School Facilities Improvement District No. 1), “B”, 5%, 8/01/2034	1,400,000	1,672,790
Placer & Nevada Counties, CA, Tahoe-Trukee Unified School District (Election of 2014) (School Facilities Improvement District No. 1), “B”, 5%, 8/01/2035	1,105,000	1,316,972
Placer and Sacramento Counties, CA, Roseville Joint Union High School District (School Facilities Improvement District No. 1), 4%, 8/01/2046	1,515,000	1,643,745
San Bernardino, CA, City Unified School District, “A”, AGM, 5%, 8/01/2023	600,000	669,294
San Diego, CA, Community College District (Election of 2002), Convertible Capital Appreciation, 6% to 8/01/2019, 6% to 8/01/2033	2,000,000	2,591,960
San Diego, CA, Unified School District (Election of 2008), Capital Appreciation, “G”, 0%, 7/01/2034	1,235,000	671,852
San Diego, CA, Unified School District (Election of 2012), “I”, 4%, 7/01/2047	2,145,000	2,369,989
San Jose, CA, Evergreen Community College District (Election of 2010), “A”, 5%, 8/01/2041	1,235,000	1,345,804
San Mateo County, CA, Community College District (Election of 2001), Capital Appreciation, “A”, NATL, 0%, 9/01/2021	4,300,000	4,230,684

34

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
General Obligations - Schools - continued
Santa Barbara and San Luis Obispo Counties, CA, Santa Maria-Bonita School District, 4%, 8/01/2042	$1,000,000	$1,109,660
Santa Barbara and San Luis Obispo Counties, CA, Santa Maria-Bonita School District, 4%, 8/01/2044	1,250,000	1,382,100
Santa Clara and Santa Cruz Counties, CA, West Valley-Mission Community College District (Election of 2018), “A”, 4%, 8/01/2044	2,650,000	2,998,316
South Monterey County, CA, Joint Union High School District (Election of 2018), “A-1”, AGM, 4%, 8/01/2049	2,480,000	2,754,338
Stanislaus County, CA, CERES Unified School District, Capital Appreciation, BAM, 0%, 8/01/2046	2,775,000	1,027,777
Stanislaus County, CA, CERES Unified School District, Capital Appreciation, BAM, 0%, 8/01/2047	3,035,000	1,075,452
Sweetwater, CA, Union High School District, “C”, 4%, 8/01/2043	2,000,000	2,234,600
		$101,529,284
Healthcare Revenue - Hospitals - 12.1%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), “A”, 5%, 4/01/2047	$2,075,000	$2,463,730
California Health Facilities Financing Authority Rev. (Children’s Hospital Los Angeles), “A”, 5%, 8/15/2042	2,550,000	3,004,282
California Health Facilities Financing Authority Rev. (City of Hope), 5%, 11/15/2049	4,000,000	4,516,640
California Health Facilities Financing Authority Rev. (El Camino Hospital), 5%, 2/01/2037	1,000,000	1,206,700
California Health Facilities Financing Authority Rev. (Marshall Medical Center), 5%, 11/01/2033	750,000	866,865
California Health Facilities Financing Authority Rev. (Sutter Health), “A”, 5%, 11/15/2038	1,000,000	1,178,220
California Health Facilities Financing Authority Rev. (Sutter Health), “A”, 5%, 11/15/2048	3,500,000	4,142,180
California Health Facilities Financing Authority Rev. (Sutter Health), “B”, 5%, 11/15/2046	3,180,000	3,646,315
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2036	1,275,000	1,432,603
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2037	850,000	952,969
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2042	425,000	473,484
California Municipal Finance Authority Rev. (Eisenhower Medical Center), 5%, 7/01/2042	2,000,000	2,189,080
California Municipal Finance Authority Rev. (Eisenhower Medical Center), “A”, 5%, 7/01/2047	1,000,000	1,087,670

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
California Municipal Finance Authority Rev. (Eisenhower Medical Center), “B”, 4%, 7/01/2047	$1,685,000	$1,699,356
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), 5%, 11/01/2028	205,000	228,616
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), 5%, 11/01/2029	165,000	183,310
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), 5%, 11/01/2030	85,000	94,065
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), 5%, 11/01/2035	315,000	342,137
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), 5%, 11/01/2044	415,000	437,456
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2047	1,500,000	1,610,430
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2047	2,545,000	2,858,417
California Statewide Communities Development Authority Hospital Rev. (Methodist Hospital of Southern California), 5%, 1/01/2038	1,500,000	1,774,185
California Statewide Communities Development Authority Rev. (Adventist Health System/West), “A”, 5%, 3/01/2042	4,000,000	4,798,560
California Statewide Communities Development Authority Rev. (Community Hospital of the Monterey Peninsula), “A”, 6%, 6/01/2033 (Prerefunded 6/01/2021)	1,250,000	1,320,463
California Statewide Communities Development Authority Rev. (Enloe Medical Center), “A”, CALHF, 5.5%, 8/15/2023	1,000,000	1,003,550
California Statewide Communities Development Authority Rev. (John Muir Health), “A”, 5%, 12/01/2053	1,000,000	1,180,310
California Statewide Communities Development Authority Rev. (John Muir Health), “A”, 5%, 12/01/2057	2,000,000	2,354,000
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.5%, 12/01/2054	1,650,000	1,758,686
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2056	1,000,000	1,062,460
California Statewide Communities Development Authority Rev. (Marin General Hospital), “A”, 5%, 8/01/2036	635,000	780,421
California Statewide Communities Development Authority Rev. (Marin General Hospital), “A”, 5%, 8/01/2037	455,000	557,639
California Statewide Communities Development Authority Rev. (Marin General Hospital), “A”, 5%, 8/01/2038	430,000	525,353
California Statewide Communities Development Authority Rev. (Redlands Community Hospital), 5%, 10/01/2046	1,925,000	2,129,878

35

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
California Statewide Communities Development Authority Rev. (Santa Ynez Valley Cottage Hospital), 5.25%, 11/01/2030	$1,740,000	$1,782,891
California Statewide Communities Development Authority Rev. (Sutter Health), “A”, 5%, 8/15/2032	390,000	416,598
California Statewide Communities Development Authority Rev. (Trinity Health Corp.), 5%, 12/01/2041	2,550,000	2,706,493
Doylestown, PA, Hospital Rev., “A”, 5%, 7/01/2049	70,000	80,270
Oroville, CA, Rev. (Oroville Hospital), 5.25%, 4/01/2049	2,000,000	2,218,820
Palomar Health, CA, Refunding Rev., AGM, 5%, 11/01/2047	2,000,000	2,334,700
San Buenaventura, CA, Rev. (Community Memorial Health System), 7.5%, 12/01/2041	1,000,000	1,077,930
Upland, CA, (San Antonio Regional Hospital), COP, 4%, 1/01/2042	1,000,000	1,045,460
Upland, CA, (San Antonio Regional Hospital), COP, 5%, 1/01/2047	1,000,000	1,096,890
Washington Township, CA, Health Care District Rev., “A”, 5%, 7/01/2042	1,000,000	1,158,970
		$67,779,052
Healthcare Revenue - Long Term Care - 3.1%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Episcopal Senior Communities), 6.125%, 7/01/2041	$850,000	$872,695
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Eskaton Properties, Inc.), 5%, 11/15/2035	1,270,000	1,326,705
California Health Facilities Financing Authority Rev. (Northern California Presbyterian Homes and Services, Inc.), 5%, 7/01/2034	700,000	818,993
California Health Facilities Financing Authority Rev. (Northern California Presbyterian Homes and Services, Inc.), 5%, 7/01/2039	1,000,000	1,160,690
California Municipal Finance Authority Rev. (Channing House Project), “B”, 5%, 5/15/2047	2,000,000	2,340,160
California Statewide Communities Development Authority Insured Rev. (Viamonte Senior Living 1 Project), “A”, 4%, 7/01/2038	435,000	491,594
California Statewide Communities Development Authority Insured Rev. (Viamonte Senior Living 1 Project), “A”, 4%, 7/01/2039	430,000	485,001
California Statewide Communities Development Authority Insured Rev. (Viamonte Senior Living 1 Project), “A”, 4%, 7/01/2040	435,000	490,080
California Statewide Communities Development Authority Insured Rev. (Viamonte Senior Living 1 Project), “A”, 4%, 7/01/2043	980,000	1,098,031
California Statewide Communities Development Authority Rev. (899 Charleston Project), “A”, 5.25%, 11/01/2044	1,405,000	1,432,974

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
California Statewide Communities Development Authority Rev. (Episcopal Communities & Services for Seniors Obligated Group), 5%, 5/15/2047	$1,785,000	$1,882,122
California Statewide Communities Development Authority Rev. (Front Port Communities and Services), “A”, 4%, 4/01/2042	735,000	794,778
California Statewide Communities Development Authority Rev. (Front Port Communities and Services), “A”, 5%, 4/01/2047	1,835,000	2,141,867
California Statewide Communities Development Authority Rev. (Terraces at San Joaquin Gardens), “A”, 6%, 10/01/2042	750,000	799,462
Eden Township, CA, Healthcare District, COP, 6.125%, 6/01/2034 (Prerefunded 6/01/2020)	1,090,000	1,098,676
		$17,233,828
Industrial Revenue - Environmental Services - 0.6%
California Municipal Finance Authority Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A”, 2.4%, 10/01/2044 (Put Date 10/01/2029)	$3,000,000	$2,902,980
California Pollution Control Financing Authority, Solid Waste Disposal Subordinate Rev. (CalPlant I Project), 7.5%, 12/01/2039	2,000,000	460,000
		$3,362,980
Industrial Revenue - Other - 0.5%
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 3.625%, 1/01/2035 (n)	$400,000	$336,752
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 4%, 1/01/2050 (n)	1,120,000	864,483
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 4.5%, 5/01/2032	640,000	608,429
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 5.25%, 5/01/2044	885,000	851,025
		$2,660,689
Miscellaneous Revenue - Other - 1.9%
California Infrastructure & Economic Development Bank Rev. (Academy of Motion Picture Arts and Sciences Obligated Group), “A”, 5%, 11/01/2034	$830,000	$924,761
California Infrastructure & Economic Development Bank Rev. (Academy of Motion Picture Arts and Sciences Obligated Group), “A”, 5%, 11/01/2035	830,000	923,234
California Statewide Communities Development Authority Rev. (Infrastructure Program), “B”, 5%, 9/02/2039	1,000,000	1,116,800
California Statewide Communities Development Authority Rev. (Infrastructure Program), “B”, 5%, 9/02/2044	1,000,000	1,108,420

36

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Other - continued
Long Beach, CA, Marina Rev. (Alamitos Bay Marina Project), 5%, 5/15/2031	$1,335,000	$1,374,756
Sacramento, CA, Transient Occupancy Tax Rev. (Convention Center Complex), “C”, 5%, 6/01/2037	1,465,000	1,748,434
Sacramento, CA, Transient Occupancy Tax Rev. (Convention Center Complex), “C”, 5%, 6/01/2038	1,250,000	1,484,637
San Francisco, CA, City & County Airports Commission, International Airport Rev., Special Facilities Lease Rev. (SFO Fuel Co. LLC), 5%, 1/01/2040	1,510,000	1,756,598
		$10,437,640
Multi-Family Housing Revenue - 0.6%
California Housing Finance Agency Municipal Certificates, “A”, 4%, 3/20/2033	$2,988,874	$3,170,807

Parking - 0.3%
Stockton, CA, Public Financing Authority Parking Rev., 5%, 3/01/2047	$1,625,000	$1,867,385

Port Revenue - 0.4%
Alameda, CA, Corridor Transportation Authority Second Subordinate Lien Rev., “B”, AGM, 5%, 10/01/2036	$1,710,000	$1,998,169

Sales & Excise Tax Revenue - 2.0%
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	$114,000	$107,918
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	4,615,000	4,487,857
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	1,100,000	1,010,449
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	385,000	353,657
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.536%, 7/01/2053	9,000	8,168
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.784%, 7/01/2058	186,000	174,193
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	16,000	13,700
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	171,000	130,203
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	31,000	21,452
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	1,566,000	973,864

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	$1,524,000	$843,290
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	13,175,000	3,114,833
		$11,239,584
Secondary Schools - 3.9%
California Infrastructure & Economic Development Bank Charter School Rev. (Alliance for College-Ready Public Schools), “B”, 5%, 11/01/2039	$300,000	$364,758
California Infrastructure & Economic Development Bank Charter School Rev. (Alliance for College-Ready Public Schools), “B”, 5%, 11/01/2044	350,000	420,364
California Infrastructure & Economic Development Bank Rev. (Colburn School), 1.75%, 8/01/2055 (Put Date 8/01/2026)	1,000,000	1,009,520
California Municipal Finance Authority Rev. (Partnerships to Uplift Communities Project), “A”, 5%, 8/01/2032	825,000	832,161
California Municipal Finance Authority, Charter School Lease Rev. (Nova Academy Project), “A”, 5%, 6/15/2036	750,000	753,915
California Municipal Finance Authority, Charter School Lease Rev. (Palmdale Aerospace Academy Project), “A”, 5%, 7/01/2038 (n)	970,000	978,400
California Municipal Finance Authority, Education Rev. (American Heritage Education Foundation Project), “A”, 5%, 6/01/2046	750,000	783,487
California Public Finance Authority, Educational Facilities Rev. (Trinity Classical Academy), “A”, 5%, 7/01/2036	400,000	384,056
California Public Finance Authority, Educational Facilities Rev. (Trinity Classical Academy), “A”, 5%, 7/01/2044	375,000	344,389
California Public Finance Authority, Educational Facilities Rev. (Trinity Classical Academy), “A”, 5%, 7/01/2054	1,000,000	892,280
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), 5%, 8/01/2040	415,000	434,169
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), 5%, 8/01/2041	500,000	522,615
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), 5%, 8/01/2045	415,000	431,579
California School Finance Authority, Charter School Rev. (Downtown Prep), 5%, 6/01/2046	1,000,000	979,910
California School Finance Authority, Charter School Rev. (Social Bonds - Fenton Charter Public Schools Obligated Group), “A”, 5%, 7/01/2040 (n)	600,000	611,640

37

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Secondary Schools - continued
California School Finance Authority, Charter School Rev. (Social Bonds - Fenton Charter Public Schools Obligated Group), “A”, 5%, 7/01/2050 (n)	$525,000	$529,725
California School Finance Authority, Charter School Rev. (Social Bonds - Fenton Charter Public Schools Obligated Group), “A”, 5%, 7/01/2058 (n)	625,000	625,706
California School Finance Authority, Educational Facilities Rev. (New Designs Charter School Adams Campus Project), “A”, 5%, 6/01/2030	1,190,000	1,230,436
California School Finance Authority, Educational Facilities Rev. (New Designs Charter School Adams Campus Project), “A”, 5%, 6/01/2040	750,000	753,083
California School Finance Authority, Educational Facilities Rev. (New Designs Charter School Adams Campus Project), “A”, 5%, 6/01/2050	1,060,000	1,038,895
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2030	1,245,000	1,325,539
California School Finance Authority, School Facility Rev. (Green Dot Public Schools California Projects), “A”, 5%, 8/01/2038	870,000	908,228
California School Finance Authority, School Facility Rev. (Green Dot Public Schools California Projects), “A”, 5%, 8/01/2048	870,000	895,082
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5%, 7/01/2034	530,000	563,046
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5%, 7/01/2037	505,000	544,284
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5.125%, 7/01/2044	470,000	497,105
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5%, 7/01/2047	745,000	792,233
California School Finance Authority, School Facility Rev. (Kipp SoCal), “A”, 5%, 7/01/2049	1,050,000	1,130,640
California Statewide Communities Development Authority, School Facility Rev. (Alliance for College-Ready Public Schools), “A”, 6.375%, 7/01/2047	1,270,000	1,312,939
		$21,890,184
State & Local Agencies - 2.9%
California Infrastructure & Economic Development Bank Lease Rev. (California State Teachers’ Retirement System Headquarters Expansion Green Bonds - Climate Bond Certified), 5%, 8/01/2044	$1,500,000	$1,825,965
California Municipal Finance Authority, Lease Rev. (Orange County Civic Center Infrastructure Improvement Program - Phase II), “A”, 5%, 6/01/2043	2,095,000	2,541,675

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
California Public Works Board Lease Rev. (Department of Justice), “D”, 5.25%, 11/01/2020	$550,000	$551,832
California Public Works Board Lease Rev. (Judicial Council Projects), “A”, 5%, 3/01/2028	2,120,000	2,342,430
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 1.809% (LIBOR - 3mo. + 0.75%), 6/01/2037	2,360,000	2,136,414
Fresno, CA, Joint Powers Financing Authority Rev., Lease Revenue Refunding Rev. (Master Lease Projects), “A”, AGM, 5%, 4/01/2034	1,000,000	1,200,260
Fresno, CA, Joint Powers Financing Authority Rev., Lease Revenue Refunding Rev. (Master Lease Projects), “A”, AGM, 5%, 4/01/2037	800,000	949,144
Ontario Public Finance Authority Lease Rev., AGM, 5%, 11/01/2042	1,025,000	1,233,403
Sacramento, CA, City Financing Authority Rev. (Master Lease Program Facilities), BAM, 5%, 12/01/2030	500,000	593,700
Sacramento, CA, City Financing Authority Rev. (Master Lease Program Facilities), BAM, 5%, 12/01/2031	1,000,000	1,189,200
Sacramento, CA, City Financing Authority Rev. (Master Lease Program Facilities), BAM, 5%, 12/01/2032	550,000	653,070
San Diego, CA, Public Facilities Financing Authority Lease Rev. (Master Refunding Project), “A”, 5.25%, 3/01/2040 (Prerefunded 9/01/2020)	1,000,000	1,017,370
		$16,234,463
Student Loan Revenue - 0.1%
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 2.65%, 11/01/2038	$425,000	$407,303

Tax - Other - 1.4%
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	$315,000	$313,031
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	170,000	168,336
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	500,000	474,150
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	635,000	635,083
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2024	665,000	701,123
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	2,010,000	2,143,122
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2027	1,145,000	1,223,879
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Capital Appreciation, “A”, AAC, 0%, 7/01/2036	4,870,000	2,232,213
		$7,890,937

38

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tax Assessment - 4.2%
California Statewide Communities Development Authority Rev., “A”, 5%, 9/02/2048	$1,000,000	$1,106,670
California Statewide Communities Development Authority, Statewide Community Infrastructure Program Rev., “C”, 5%, 9/02/2044	500,000	544,635
California Statewide Communities Development Authority, Statewide Community Infrastructure Program Rev., “C”, 5%, 9/02/2049	500,000	541,305
Huntington Beach, CA, Community Facilities District Special Tax (Grand Coast Resort), 5.125%, 9/01/2031	1,000,000	1,070,320
Jurupa, CA, Community Facilities Services District, Special Tax (Eastvale Area District No. 31), “A”, 5%, 9/01/2037	1,000,000	1,041,190
Jurupa, CA, Public Financing Authority, Special Tax Refunding Rev., “A”, AGM, 4%, 9/01/2043	1,745,000	1,972,949
Lake Elsinore, CA, Public Financing Authority Rev., 5%, 9/01/2035	920,000	999,037
Lee Lake, CA, Public Financing Authority, Senior Lien Rev., “A”, 5.125%, 9/01/2035	1,000,000	1,100,320
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev., “D”, AGM, 5%, 9/01/2022	340,000	371,351
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev., “D”, AGM, 5%, 9/01/2023	340,000	383,367
North Natomas, CA, Community Facilities District Special Tax, “4-E”, 5.25%, 9/01/2033	840,000	930,132
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/2028	650,000	744,627
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/2029	1,350,000	1,543,482
Rancho Cucamonga, CA, Community Facilities District Special Tax, 5.25%, 9/01/2033	1,000,000	1,067,340
Rancho Cucamonga, CA, Redevelopment Agency, Tax Allocation Refunding (Successor Agency to the Rancho Redevelopment Project Area), AGM, 5%, 9/01/2032	2,625,000	3,012,844
Riverside County, CA, Jurupa Valley Redevelopment Project Rev., “B”, AGM, 5%, 10/01/2030	890,000	1,057,044
Riverside County, CA, Jurupa Valley Redevelopment Project Rev., “B”, AGM, 5%, 10/01/2031	1,095,000	1,294,170
Riverside County, CA, Redevelopment Agency, Tax Allocation, “A”, AGM, 5%, 10/01/2034	1,385,000	1,591,947
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Redevelopment Project), “A”, 5%, 8/01/2043	750,000	843,750

Issuer	Shares/Par	Value ($)
Tax Assessment - continued
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Redevelopment Project), “B”, NATL, 5%, 8/01/2043	$1,100,000	$1,277,100
Santa Cruz County, CA, Redevelopment Agency Tax Allocation Rev., 5%, 9/01/2023	1,000,000	1,128,990
		$23,622,570
Tobacco - 2.7%
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 5%, 6/01/2033	$370,000	$457,801
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 4%, 6/01/2038	235,000	257,252
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-2, “2”, 5%, 6/01/2055	3,070,000	2,720,081
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, “2”, 0%, 6/01/2057	7,375,000	813,684
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5%, 6/01/2029	2,000,000	2,320,260
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	1,800,000	1,900,170
Tobacco Securitization Authority of Southern California (San Diego County Tobacco Asset Securitization Corp.), “A”, 5%, 6/01/2036	250,000	295,690
Tobacco Securitization Authority of Southern California (San Diego County Tobacco Asset Securitization Corp.), “A”, 5%, 6/01/2037	1,000,000	1,177,770
Tobacco Securitization Authority of Southern California (San Diego County Tobacco Asset Securitization Corp.), “A”, 5%, 6/01/2038	750,000	877,193
Tobacco Securitization Authority of Southern California (San Diego County Tobacco Asset Securitization Corp.), “A”, 5%, 6/01/2048	4,250,000	4,462,415
		$15,282,316
Toll Roads - 1.1%
Bay Area Toll Authority, California Toll Bridge Rev., “S-7”, 4%, 4/01/2033	$2,985,000	$3,367,587
Bay Area Toll Authority, California Toll Bridge Rev., “S-7”, 4%, 4/01/2034	855,000	960,977
Riverside County, CA, Transportation Commission, Toll Rev., “A”, 5.75%, 6/01/2044	1,680,000	1,805,782
		$6,134,346
Transportation - Special Tax - 2.5%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ASSD GTY, 5.25%, 7/01/2041	$330,000	$341,240
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	470,000	470,127

39

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	$65,000	$65,000
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	2,060,000	2,090,488
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	2,330,000	2,336,268
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2030	225,000	236,095
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2031	1,530,000	1,600,166
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2036	615,000	647,441
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	285,000	289,554
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	195,000	197,350
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Unrefunded Balance, “A”, NATL, 5%, 7/01/2038	75,000	74,383
Lancaster, CA, Financing Authority Rev. (Measure M&R Structure Improvement Project), BAM, 4%, 6/01/2039	1,365,000	1,575,469
New Jersey Transportation Trust Fund Authority, Transportation System, “BB”, 5%, 6/15/2044	4,000,000	4,173,320
		$14,096,901
Universities - Colleges - 6.0%
California Educational Facilities Authority Rev. (Art Center College of Design), “A”, 5%, 12/01/2036	$2,060,000	$2,291,214
California Educational Facilities Authority Rev. (Chapman University), “B”, 4%, 4/01/2047	1,000,000	1,032,020
California Educational Facilities Authority Rev. (Loma Linda University), “A”, 5%, 4/01/2036	425,000	482,209
California Educational Facilities Authority Rev. (Loma Linda University), “A”, 5%, 4/01/2037	1,265,000	1,432,220
California Educational Facilities Authority Rev. (Loyola Marymount University), “B”, 5%, 10/01/2038	630,000	725,432
California Educational Facilities Authority Rev. (University of Redlands), “A”, 5%, 10/01/2036	1,000,000	1,107,220
California Educational Facilities Authority Rev. (University of Redlands), “A”, 5%, 10/01/2037	1,000,000	1,104,620
California Educational Facilities Authority Rev. (University of Redlands), “A”, 5%, 10/01/2038	500,000	551,060
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 10/01/2030 (Prerefunded 10/01/2021)	860,000	919,865

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 10/01/2030 (Prerefunded 10/01/2021)	$900,000	$962,649
California Educational Facilities Authority Rev. (University of San Francisco), “A”, 5%, 10/01/2038	1,000,000	1,151,480
California Educational Facilities Authority Rev. (University of the Pacific), 5.25%, 11/01/2029	1,265,000	1,269,149
California Municipal Finance Authority Rev. (Biola University), 5%, 10/01/2033	625,000	691,713
California Municipal Finance Authority Rev. (Biola University), 5%, 10/01/2035	1,195,000	1,314,811
California Municipal Finance Authority Rev. (Biola University), 5%, 10/01/2039	1,000,000	1,088,420
California Municipal Finance Authority Rev. (Emerson College), “B”, 5%, 1/01/2042	4,310,000	4,841,897
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.125%, 6/01/2030 (Prerefunded 6/01/2020)	1,500,000	1,512,585
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 6/01/2040 (Prerefunded 6/01/2020)	1,500,000	1,512,885
California Municipal Finance Authority Rev. (University of La Verne), “A”, 5%, 6/01/2043	1,500,000	1,694,175
California Municipal Finance Authority Rev. (William Jessup University), 5%, 8/01/2039	500,000	508,545
California Municipal Finance Authority Rev. (William Jessup University), 5%, 8/01/2048	2,500,000	2,507,225
California Public Works Board Lease Rev. (Regents of the University of California), 5%, 12/01/2028 (Prerefunded 12/01/2021)	2,125,000	2,266,355
California State University Rev., “A”, 5%, 11/01/2024	1,580,000	1,669,412
California State University Rev., “A”, ETM, 5%, 11/01/2024 (Prerefunded 11/01/2021)	550,000	582,533
		$33,219,694
Universities - Dormitories - 3.1%
California Municipal Finance Authority, Student Housing Rev. (Bowles Hall Foundation), “A”, 5%, 6/01/2035	$225,000	$244,530
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis I LLC - West Village Student Housing Project), 5%, 5/15/2037	2,605,000	2,809,805
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis I LLC - West Village Student Housing Project), BAM, 5%, 5/15/2036	4,000,000	4,393,720
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis I LLC - West Village Student Housing Project), BAM, 5%, 5/15/2051	3,065,000	3,285,680
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), “A”, 5%, 6/01/2034 (n)	375,000	388,931

40

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Dormitories - continued
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), “A”, 5%, 6/01/2039 (n)	$475,000	$484,063
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), “A”, 5%, 6/01/2051 (n)	1,440,000	1,444,104
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.875%, 11/01/2043	1,500,000	1,575,540
California Statewide Communities Development Authority Rev. (University of California, Irvine East Campus Apartments), 5%, 5/15/2034	1,000,000	1,118,550
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2039	1,740,000	1,797,786
		$17,542,709
Utilities - Cogeneration - 0.7%
California Pollution Control Financing Authority, Water Furnishing Refunding Rev. (San Diego County Water Authority Desalination Project Pipeline), 5%, 7/01/2039	$1,000,000	$1,001,330
California Pollution Control Financing Authority, Water Furnishing Refunding Rev. (San Diego County Water Authority Desalination Project Pipeline), 5%, 11/21/2045	1,610,000	1,575,739
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	1,300,000	1,332,500
		$3,909,569
Utilities - Investor Owned - 0.4%
California Pollution Control Financing Authority, Water Facilities Rev. (American Water Capital Corp. Project), 5.25%, 8/01/2040	$2,000,000	$2,024,240

Utilities - Municipal Owned - 5.1%
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	$280,000	$290,002
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	315,000	324,554
Imperial, CA, Irrigation District Electric Rev., “B”, 5%, 11/01/2026 (Prerefunded 11/01/2020)	1,245,000	1,273,896
Los Angeles, CA, Department of Water & Power Water System Rev., “A”, 5%, 7/01/2022	10,845,000	11,353,739
Los Angeles, CA, Department of Water & Power Water System Rev., “A”, 5%, 7/01/2041	3,000,000	3,510,150

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	$1,200,000	$849,000
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	180,000	127,350
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2021 (a)(d)	100,000	71,000
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2030 (a)(d)	50,000	35,500
Puerto Rico Electric Power Authority Rev., “CCC”, 5.25%, 7/01/2027 (a)(d)	455,000	323,050
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2020 (a)(d)	50,000	35,375
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2021 (a)(d)	475,000	336,062
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2022 (a)(d)	765,000	541,237
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	10,000	9,953
Puerto Rico Electric Power Authority Rev., “EEE”, 6.05%, 7/01/2032 (a)(d)	280,000	199,150
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2022	1,315,000	1,315,881
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2021 (a)(d)	235,000	166,263
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2023 (a)(d)	200,000	141,500
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2027 (a)(d)	40,000	28,300
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	620,000	438,650
Puerto Rico Electric Power Authority Rev., “V”, NATL, 5.25%, 7/01/2033	260,000	263,133
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	495,000	502,910
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2034	55,000	55,420
Puerto Rico Electric Power Authority Rev., “WW”, 5.375%, 7/01/2022 (a)(d)	45,000	32,006
Puerto Rico Electric Power Authority Rev., “WW”, 5.25%, 7/01/2025 (a)(d)	95,000	67,450
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2018 (a)(d)	290,000	201,913
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	325,000	230,750
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2024 (a)(d)	115,000	81,650
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2026 (a)(d)	355,000	252,050
Sacramento, CA, Municipal Utility District Electric Rev., “X”, 5%, 8/15/2025 (Prerefunded 8/15/2021)	545,000	574,108
Sacramento, CA, Municipal Utility District Electric Rev., Unrefunded Balance, “X”, 5%, 8/15/2025	1,585,000	1,667,626
Turlock, CA, Irrigation District Rev., 5%, 1/01/2039	600,000	761,232
Vernon, CA, Electric System Rev., “A”, 5.5%, 8/01/2041	2,130,000	2,243,146
		$28,304,006

41

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Other - 1.2%
California M-S-R Energy Authority Gas Rev., “A”, 7%, 11/01/2034	$1,750,000	$2,418,972
Long Beach, CA, Bond Finance Authority Natural Gas Purchase Rev., “A”, 5.25%, 11/15/2022	2,210,000	2,370,910
Southern California Public Power Authority (Natural Gas Project No. 1), “A”, 5%, 11/01/2033	1,655,000	1,978,983
		$6,768,865
Water & Sewer Utility Revenue - 6.1%
Belmont, CA, Joint Powers Financing Authority, Sewer Rev., 5%, 8/01/2045	$1,710,000	$2,117,442
Belmont, CA, Joint Powers Financing Authority, Sewer Rev., 5%, 8/01/2047	1,885,000	2,327,202
Fillmore, CA, Wastewater Refunding Rev., AGM, 5%, 5/01/2047	3,000,000	3,515,430
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040 (Prerefunded 7/01/2020)	525,000	530,733
Irvine Ranch Water District, CA, “B”, VRDN, 0.52%, 10/01/2041	10,000,000	10,000,000
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/2030	1,660,000	1,909,614
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/2031	415,000	475,586
San Mateo-Foster City, CA, Public Financing Authority, Wastewater Rev. (Clean Water Program), 4%, 8/01/2044	2,205,000	2,438,488

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Santa Barbara County, CA, Solid Waste System Rev., COP, “B”, 5%, 12/01/2036	$2,000,000	$2,466,620
Silicon Valley Clean Water, CA, Wastewater Rev., 4%, 8/01/2044	3,250,000	3,614,780
Soquel Creek, CA, Water District, COP, 5%, 3/01/2043	1,715,000	1,872,780
Tulare, CA, Sewer Rev., AGM, 5%, 11/15/2031	1,700,000	2,014,330
Tulare, CA, Sewer Rev., AGM, 5%, 11/15/2035	830,000	980,039
		$34,263,044
Total Municipal Bonds (Identified Cost, $530,170,011)		$543,386,100

Bonds - 0.1%
Consumer Services - 0.1%
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2043 (n) (Identified Cost, $589,449)	$1,900,000	$695,390

Investment Companies (h) - 0.6%
Money Market Funds - 0.6%
MFS Institutional Money Market Portfolio, 1.28% (v) (Identified Cost, $3,337,044)	3,336,949	$3,337,616

Other Assets, Less Liabilities - 2.0%		11,417,540
Net Assets - 100.0%		$558,836,646

Derivative Contracts at 3/31/20

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond	Short	USD	50	$8,953,125	June - 2020	$(601,747)

At March 31, 2020, the fund had cash collateral of $325,000 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statements of Assets and Liabilities are comprised of cash collateral.

See Portfolio Footnotes and Notes to Financial Statements

42

PORTFOLIO OF INVESTMENTS

3/31/20

MFS GEORGIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.1%

Issuer	Shares/Par	Value ($)
Airport Revenue - 3.4%
Atlanta, GA, Airport Passenger Facility Charge and Subordinate Lien Rev., “D”, 4%, 7/01/2038	$1,000,000	$1,070,880
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/2033	1,000,000	1,120,760
Atlanta, GA, Airport Rev., “B”, 5%, 7/01/2044	1,000,000	1,159,050
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	75,000	79,455
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	55,000	57,189
San Francisco, CA, City & County Airports Commission, International Airport Rev., “B”, 5%, 5/01/2046	265,000	293,490
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	30,000	33,237
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	35,000	39,038
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	25,000	27,478
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	40,000	43,763
		$3,924,340
General Obligations - General Purpose - 4.5%
Atlanta, GA, Public Improvement Rev., 4.875%, 12/01/2026	$1,000,000	$1,163,640
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	220,000	203,095
Chicago, IL, “A”, 5.5%, 1/01/2033	135,000	140,438
Chicago, IL, “D”, 5.5%, 1/01/2040	20,000	20,597
Chicago, IL, “F”, 5.5%, 1/01/2042	165,000	169,559
Chicago, IL, General Obligation (Neighborhood Alive 21 Program), “B”, 5.5%, 1/01/2037	55,000	56,879
Chicago, IL, General Obligation Refunding Project, “A”, 5.25%, 1/01/2030	35,000	35,848
Commonwealth of Puerto Rico, General Obligation, “A”, 8%, 7/01/2035 (a)(d)	1,250,000	750,000
Commonwealth of Puerto Rico, Public Improvement, AGM, 5.25%, 7/01/2020	120,000	120,596
Commonwealth of Puerto Rico, Public Improvement, ASSD GTY, 5.5%, 7/01/2020	275,000	276,534
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	165,000	166,346
Commonwealth of Puerto Rico, Public Improvement, “A”, NATL, 5.5%, 7/01/2020	165,000	165,756
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5%, 7/01/2031	50,000	50,171
Gwinnett County, GA, Development Authority Rev. (Civic & Cultural Center), 4%, 9/01/2021	510,000	516,171

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
Puerto Rico Public Buildings Authority Rev., “M-2”, AAC, 10%, 7/01/2035	$130,000	$141,157
Valdosta & Lowndes County, GA, Hospital Authority Rev. Anticipation Certificate, “A”, 5%, 10/01/2036	1,000,000	1,265,120
		$5,241,907
General Obligations - Schools - 9.4%
Ben Hill County, GA, School District Rev., 4%, 4/01/2037	$750,000	$868,995
Bryan County, GA, School District General Obligation, 4%, 8/01/2032	500,000	566,975
Dalton, GA, General Obligation, 5%, 2/01/2036	500,000	615,315
Downey, CA, Unified School District (Election of 2014), “B”, 4%, 8/01/2040	585,000	659,640
Evans County, GA, School District, 4%, 6/01/2035	660,000	770,979
Forsyth County, GA, 5%, 9/01/2021	2,435,000	2,563,958
Gwinnett County, GA, School District, 5%, 2/01/2029	1,000,000	1,172,380
Gwinnett County, GA, School District, 5%, 2/01/2039	1,500,000	1,890,150
Jackson County, GA, School District, 5%, 3/01/2032	1,000,000	1,277,460
Jefferson, GA, School District, “A”, 5.25%, 2/01/2029 (Prerefunded 2/01/2021)	500,000	517,230
		$10,903,082
Healthcare Revenue - Hospitals - 13.8%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), “A”, 4%, 4/01/2044	$250,000	$260,972
Augusta, GA, Development Authority Rev. (AU Health System, Inc. Project), 5%, 7/01/2036	500,000	583,015
Cedartown Polk County, GA, Hospital Authority Rev., Anticipation Certificates (Polk Medical Center Project), 5%, 7/01/2039	500,000	569,725
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-1”, 4%, 8/01/2044	15,000	14,958
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2044	10,000	10,766
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2049	5,000	5,306
Clarke County, GA, Hospital Authority Rev.
(Athens Regional Medical Center Project), 5%, 1/01/2032 (Prerefunded 1/01/2022)	1,000,000	1,067,290
Colorado Health Facilities Authority Rev.
(CommonSpirit Health), “A-2”, 4%, 8/01/2044	55,000	54,847

43

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Dalton, GA, Development Authority Rev. (Hamilton Health Care System), 5%, 8/15/2028	$500,000	$534,850
Dalton-Whitfield County, GA, Joint Development Authority Rev. (Hamilton Health Care System), 4%, 8/15/2048	250,000	274,575
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc. Project), 6.125%, 9/01/2040 (Prerefunded 9/01/2020)	500,000	509,960
Doylestown, PA, Hospital Rev., “A”, 5%, 7/01/2049	15,000	17,201
Escambia County, FL, Health Facilities Authority Rev. (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	350,000	354,816
Fulton County, GA, Development Authority Hospital Rev. (Piedmont Healthcare, Inc. Project), “A”, 4%, 7/01/2039	500,000	540,145
Fulton County, GA, Development Authority Hospital Rev. (Piedmont Healthcare, Inc. Project), “A”, 4%, 7/01/2049	1,000,000	1,044,190
Fulton County, GA, Development Authority Hospital Rev. (Wellstar Health System, Inc. Project), 5%, 4/01/2034	1,000,000	1,196,650
Fulton County, GA, Development Authority Hospital Rev. (Wellstar Health System, Inc. Project), “A”, 5%, 4/01/2042	750,000	878,287
Fulton County, GA, Development Authority Rev. (Piedmont Healthcare, Inc. Project), “A”, 5%, 7/01/2032	500,000	584,395
Fulton County, GA, Development Authority Rev. (Piedmont Healthcare, Inc. Project), “A”, 4%, 7/01/2035	500,000	537,780
Glynn-Brunswick, GA, Memorial Hospital Authority Rev. (Southeast Georgia Health System Project), 5%, 8/01/2028	500,000	581,750
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc. Project), “A”, 5%, 2/15/2042	1,000,000	1,143,130
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.25%, 7/01/2031	45,000	46,049
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.375%, 7/01/2041	65,000	66,444
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	200,000	201,674
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.5%, 3/01/2045 (Prerefunded 6/01/2020)	135,000	136,156
Massachusetts Development Finance Agency Rev. (Partners Healthcare System Issue), “S”, 4%, 7/01/2041	465,000	508,877
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., 6%, 8/01/2030 (Prerefunded 8/01/2020)	35,000	35,542

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unrefunded Balance, 6%, 8/01/2030	$10,000	$10,141
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	55,000	57,919
North Carolina Medical Care Commission, Hospital Rev. (North Carolina Baptist Hospitals, Inc.), 5.25%, 6/01/2029	355,000	357,382
Richmond County, GA, Hospital Authority Rev., Anticipation Certificates (University Health Services, Inc. Project), 4%, 1/01/2036	1,000,000	1,094,010
Savannah, GA, Hospital Authority Rev. (St. Joseph’s/Candler Health System, Inc.), “A”, 4%, 7/01/2043	1,000,000	1,111,570
Spartanburg County, SC, Regional Health Services District Hospital Rev., “A”, 4%, 4/15/2043	570,000	614,027
Thomasville, GA, Hospital Authority Rev. Anticipation Certificates (John D. Archbold Memorial Hospital, Inc. Project), 5.125%, 11/01/2030 (Prerefunded 11/02/2020)	500,000	511,725
Thomasville, GA, Hospital Authority Rev. Anticipation Certificates (John D. Archbold Memorial Hospital, Inc. Project), 5.375%, 11/01/2040 (Prerefunded 11/02/2020)	500,000	512,450
		$16,028,574
Healthcare Revenue - Long Term Care - 1.5%
Fulton County, GA, Residential Care Facilities, Elderly Authority Rev. (Lenbrook Square Foundation, Inc. Project), “A, 5%, 7/01/2036	$500,000	$518,410
Hall County and Gainesville, GA, Development Authority Retirement Community Rev. (ACTS Retirement - Life Communities, Inc. Obligated Group), 5%, 11/15/2033	500,000	512,710
Richmond County, GA, Development Authority Rev., Capital Appreciation, ”C“, ETM, 0%, 12/01/2021	225,000	220,347
Savannah, GA, Economic Development Authority Rev., Capital Appreciation, ”C“, ETM, 0%, 12/01/2021	500,000	489,660
		$1,741,127
Healthcare Revenue - Other - 1.9%
Carroll City-County, GA, Hospital Authority Rev. (Tanner Medical Center), 5%, 7/01/2028	$500,000	$602,060
Carroll City-County, GA, Hospital Authority Rev. (Tanner Medical Center), 5%, 7/01/2040 (Prerefunded 7/01/2020)	500,000	504,690
Floyd County, GA, Hospital Authority Rev. Anticipation Certificates (Floyd Medical Center Project), ”B“, 5%, 7/01/2032	1,000,000	1,059,850
		$2,166,600

44

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Industrial Revenue - Other - 0.4%
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), ”A“, 4%, 1/01/2050 (n)	$200,000	$154,372
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), ”A“, 5.25%, 5/01/2044	285,000	274,059
		$428,431
Industrial Revenue - Paper - 0.1%
Rockdale County, GA, Development Authority Refunding Rev. (Pratt Paper LLC Project), 4%, 1/01/2038	$150,000	$133,128

Miscellaneous Revenue - Other - 2.3%
Florida Citizens Property Insurance Corp., ”A-1“, 5%, 6/01/2020	$285,000	$286,747
Fulton County, GA, Development Authority Rev. (Robert W. Woodruff Arts Center, Inc. Project), ”A“, 5%, 3/15/2036	500,000	565,445
Fulton County, GA, Development Authority Rev. (Robert W. Woodruff Arts Center, Inc. Project), ”A“, 5%, 3/15/2044	660,000	770,972
Fulton County, GA, Development Authority Rev. (Robert W. Woodruff Arts Center, Inc. Project), ”A“, 5%, 3/15/2034	500,000	599,035
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), ”A“, 5%, 7/01/2040	75,000	76,753
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), ”A“, 5%, 7/01/2044	110,000	112,203
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	310,000	320,370
		$2,731,525
Multi-Family Housing Revenue - 0.4%
Atlanta, GA, Urban Residential Financing Authority, Multi-Family Housing Rev. (Ginnie Mae Collateralized - Amal Heights), GNMA, 4.9%, 5/20/2040 (Prerefunded 5/20/2020)	$500,000	$502,435

Sales & Excise Tax Revenue - 5.1%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/2030	$265,000	$266,956
Guam Government Business Privilege Tax Rev., ”A“, 5.25%, 1/01/2036	170,000	171,108
Metropolitan Atlanta Rapid Transit Authority, GA, Sales Tax Rev. (Third Indenture Series) ”C“, 4%, 7/01/2036	750,000	846,810
Metropolitan Atlanta Rapid Transit Authority, GA, Sales Tax Rev. (Third Indenture Series), ”A“, 5%, 7/01/2044	1,000,000	1,132,410
Metropolitan Atlanta Rapid Transit Authority, GA, Sales Tax Rev. (Third Indenture Series), “A”, 4%, 7/01/2046	1,000,000	1,100,850

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 4.55%, 7/01/2040	$24,000	$22,720
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 5%, 7/01/2058	938,000	912,158
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.329%, 7/01/2040	237,000	217,706
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.329%, 7/01/2040	83,000	76,243
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.784%, 7/01/2058	38,000	35,588
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2024	1,000	856
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2027	35,000	26,650
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2029	6,000	4,152
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2031	326,000	202,733
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2033	316,000	174,855
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2046	2,899,000	685,381
		$5,877,176
Secondary Schools - 0.3%
District of Columbia Rev. (Rocketship D.C.), ”A“, 5%, 6/01/2049	$250,000	$237,488
North Texas Education Finance Corp., Education Rev. (Uplift Education), ”A“, 5.125%, 12/01/2042	75,000	80,849
		$318,337
Single Family Housing - State - 3.7%
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), ”C1“, 4%, 11/15/2047	$460,000	$485,843
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), ”D-1“, GNMA, 4%, 11/15/2047	565,000	597,408
Georgia Housing & Finance Authority Rev., Single Family Mortgage, ”A“, 3.6%, 12/01/2044	1,000,000	1,056,050
Georgia Housing & Finance Authority Rev., Single Family Mortgage, ”A“, 3.5%, 6/01/2045	315,000	325,348

45

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Single Family Housing - State - continued
Georgia Housing & Finance Authority Rev., Single Family Mortgage, ”A“, 4%, 12/01/2048	$500,000	$533,470
Iowa Finance Authority, Single Family Mortgage Rev., ”A“, GNMA, 4%, 7/01/2047	595,000	628,641
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “125A”, 3.7%, 10/01/2037	590,000	638,097
		$4,264,857
State & Local Agencies - 1.8%
Delaware Valley, PA, Regional Finance Authority, ”C“, FLR, 1.809% (LIBOR - 3mo. + 0.75%), 6/01/2037	$460,000	$416,420
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	310,000	366,845
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	10,000	11,106
New Jersey Economic Development Authority Rev., School Facilities Construction Rev., ”LLL“, 5%, 6/15/2039	255,000	270,302
New Jersey Economic Development Authority Rev., School Facilities Construction Rev., ”LLL“, 5%, 6/15/2044	425,000	445,119
Villa Rica, GA, Public Facilities Authority Rev. (Water and Sewerage Project), 5%, 3/01/2039	500,000	568,830
		$2,078,622
Student Loan Revenue - 0.2%
Iowa Student Loan Liquidity Corp. Rev., ”B“, 3%, 12/01/2039	$50,000	$49,241
Iowa Student Loan Liquidity Corp. Rev., ”B“, 3.5%, 12/01/2044	130,000	127,548
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 2.65%, 11/01/2038	90,000	86,252
		$263,041
Tax - Other - 1.2%
Atlanta & Fulton County, GA, Recreation Authority Park Improvement, ”A“, 5%, 12/01/2032	$500,000	$581,190
Guam Government Ltd. Obligation Rev., ”A“, 5%, 12/01/2035	65,000	64,594
Guam Government Ltd. Obligation Rev., ”A“, 5%, 12/01/2036	35,000	34,657
Guam Government Ltd. Obligation Rev., ”A“, 5%, 12/01/2046	100,000	94,830
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., ”A“, AAC, 5%, 7/01/2031	95,000	95,012
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2024	125,000	131,790
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2026	145,000	154,603

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2027	$220,000	$235,156
		$1,391,832
Tax Assessment - 1.5%
Atlanta, GA, Tax Allocation (Beltline Project), ”B“, 5%, 1/01/2030	$1,000,000	$1,198,090
Atlanta, GA, Tax Allocation (Eastside Project), 5%, 1/01/2030	410,000	495,001
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 4%, 7/01/2029	10,000	9,676
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 5%, 7/01/2036	10,000	10,120
		$1,712,887
Tobacco - 1.0%
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 5%, 6/01/2033	$75,000	$92,798
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 4%, 6/01/2038	55,000	60,208
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-2, ”2“, 5%, 6/01/2055	620,000	549,332
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, ”2“, 0%, 6/01/2057	1,555,000	171,563
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	235,000	248,078
		$1,121,979
Toll Roads - 2.0%
State Road and Tollway Authority, GA, Federal Highway Grant Anticipation Rev., ”B“, 5%, 6/01/2020	$1,870,000	$1,881,538
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	80,000	90,252
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	60,000	67,103
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	95,000	97,841
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	190,000	192,785
		$2,329,519

46

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - 2.5%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”A“, NATL, 4.75%, 7/01/2038	$140,000	$131,799
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”CC“, AGM, 5.5%, 7/01/2028	275,000	298,295
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”D“, AGM, 5%, 7/01/2032	70,000	70,019
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”E“, AGM, 5.5%, 7/01/2020	40,000	40,223
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”J“, NATL, 5%, 7/01/2029	10,000	10,000
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, AAC, 5.25%, 7/01/2038	700,000	710,360
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, NATL, 5.25%, 7/01/2035	170,000	170,457
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, AAC, 5.25%, 7/01/2031	330,000	345,134
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, ASSD GTY, 5.25%, 7/01/2036	120,000	126,330
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NATL, 5.25%, 7/01/2032	160,000	162,557
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NATL, 5.25%, 7/01/2033	135,000	136,627
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., ”A-1“, 5%, 6/15/2027	120,000	134,006
New Jersey Transportation Trust Fund Authority, Transportation System, ”BB“, 5%, 6/15/2044	535,000	558,182
		$2,893,989
Universities - Colleges - 19.8%
Albany-Dougherty County, GA, Inner City Authority Refunding Rev. (USG Real Estate Foundation X LLC Project), 4%, 6/01/2034	$1,430,000	$1,624,094
Americus-Sumter Payroll Development Authority Rev. (USG Real Estate Foundation VII LLC Project), ”A“, 3.5%, 6/01/2035	500,000	545,435
Barnesville-Lamar County, GA, Industrial Development Authority Refunding Rev. (USG Real Estate Foundation VI LLC Project), 5%, 6/01/2038	600,000	726,954
Bibb County, GA, Development Authority Rev. (USG Real Estate Foundation IX LLC Project), 4%, 6/01/2037	560,000	628,001

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Bibb County, GA, Development Authority Rev. (USG Real Estate Foundation IX LLC Project), 4%, 6/01/2044	$1,000,000	$1,102,870
Bleckley-Dodge County, GA, Joint Development Authority Refunding Rev. (USG Real Estate Foundation VII LLC Project), 5%, 7/01/2038	815,000	980,673
Bulloch County, GA, Development Authority Rev. (Georgia Southern University Housing Foundation Four, LLC Project), 5%, 7/01/2038	1,000,000	1,193,870
Carrollton, GA, Payroll Development Authority Refunding Rev. (UWG Housing, LLC Project), 5%, 7/01/2038	750,000	927,540
Cobb County, GA, Development Authority, Parking & Dining Hall Refunding Lease Rev. (Kennesaw State University Real Estate Foundations Projects), 5%, 7/15/2034	500,000	603,430
Cobb County, GA, Development Authority, Sports & Recreation Facilities Lease Rev. (Kennesaw State University Foundation), AGM, 5%, 7/15/2035	750,000	757,072
Dahlonega, GA, Downtown Development Authority Refunding Rev. (North Georgia MAC LLC), 5%, 7/01/2036	1,000,000	1,196,040
Fulton County, GA, Development Authority Rev. (Georgia Tech Facilities, Inc.), 5%, 3/01/2034	300,000	371,421
Fulton County, GA, Development Authority Rev. (Georgia Tech Facilities, Inc.), 5%, 6/15/2044	1,000,000	1,232,590
Fulton County, GA, Development Authority Rev. (Georgia Tech Facilities, Inc.), 4%, 6/15/2049	500,000	560,570
Fulton County, GA, Development Authority Rev. (Georgia Tech Facilities, Inc.), 5%, 6/15/2052	1,000,000	1,219,580
Fulton County, GA, Development Authority
Rev. (Georgia Tech Facilities, Inc.) ”A“, 5%, 6/01/2039	1,000,000	1,245,490
Fulton County, GA, Development Authority Rev. (Spelman College), 5%, 6/01/2028	500,000	585,945
Georgia Higher Education Facilities Authority Refunding Rev. (USG Real Estate Foundation II LLC Project), 4%, 6/15/2036	750,000	855,135
Georgia Private Colleges & Universities Authority Refunding Rev. (Agnes Scott College), ”A“, 4%, 6/01/2044	1,000,000	1,102,020
Gwinnett County, GA, Development Authority Rev. (Georgia Gwinnet County Student Housing), ”A“, 5%, 7/01/2040	1,000,000	1,193,620
Marietta, GA, Development Facilities Authority Rev. (Life University, Inc. Project), ”A“, 5%, 11/01/2047	250,000	241,643
Moultrie-Colquitt County, GA, Development Authority Rev. (Philadelphia College of Osteopathic Medicine), 5%, 12/01/2048	870,000	1,035,039

47

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	$65,000	$67,185
Private Colleges & Universities, GA, Authority Rev. (Agnes Scott College), ”A“, 4%, 6/01/2039	500,000	555,105
Private Colleges & Universities, GA, Authority Rev. (Mercer University Project), 5%, 10/01/2040	350,000	372,046
Private Colleges & Universities, GA, Authority Rev. (Mercer University Project), ”C“, 5.25%, 10/01/2027	350,000	368,309
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	80,000	79,465
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	25,000	22,199
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	45,000	38,075
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 10/01/2031	55,000	57,646
Richmond County, GA, Development Authority Rev. (Georgia Regents University Academic Research Center Project), AGM, 5%, 12/15/2032	325,000	375,391
Savannah, GA, Economic Development Authority Rev. (SSU Community Development I LLC Project), ASSD GTY, 5.5%, 6/15/2035	500,000	503,845
South Regional, GA, Joint Development Authority Rev. (VSU Parking and Student Service Center Project), ”A“, 5%, 8/01/2035	500,000	590,850
		$22,959,148
Universities - Dormitories - 0.9%
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis I LLC - West Village Student Housing Project), BAM, 5%, 5/15/2051	$635,000	$680,720
Cobb County, GA, Development Authority, Student Housing Rev. (Kennesaw State University Real Estate Foundations), ”C“, 5%, 7/15/2030	400,000	437,480
		$1,118,200

Issuer	Shares/Par	Value ($)
Utilities - Cogeneration - 0.2%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$270,000	$276,750

Utilities - Municipal Owned - 5.7%
Dalton, GA, Combined Utilities Rev., 5%, 3/01/2029	$1,195,000	$1,433,211
Dalton, GA, Combined Utilities Rev., 4%, 3/01/2035	500,000	551,955
Dalton, GA, Combined Utilities Rev., 4%, 3/01/2036	500,000	550,365
Georgia Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project), ”A“, 5%, 1/01/2039	750,000	852,502
Georgia Municipal Electric Authority (Project One), ”A“, 5%, 1/01/2038	125,000	143,380
Georgia Municipal Gas Authority Rev. (Gas Portfolio III Project), ”S“, 5%, 10/01/2025	500,000	546,340
Georgia Municipal Gas Authority Rev. (Gas Portfolio III Project), ”S“, 5%, 10/01/2026	500,000	545,690
Guam Power Authority Rev., ”A“, 5.5%, 10/01/2030 (Prerefunded 10/01/2020)	160,000	163,458
Guam Power Authority Rev., ”A“, 5.5%, 10/01/2040 (Prerefunded 10/01/2020)	260,000	265,619
Guam Power Authority Rev., ”A“, AGM, 5%, 10/01/2039	50,000	51,786
Guam Power Authority Rev., ”A“, AGM, 5%, 10/01/2044	60,000	61,820
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2029 (a)(d)	245,000	173,337
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2042 (a)(d)	40,000	28,300
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2021 (a)(d)	20,000	14,200
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2030 (a)(d)	10,000	7,100
Puerto Rico Electric Power Authority Rev., ”CCC“, 5.25%, 7/01/2027 (a)(d)	95,000	67,450
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2020 (a)(d)	10,000	7,075
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2021 (a)(d)	100,000	70,750
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2022 (a)(d)	155,000	109,662
Puerto Rico Electric Power Authority Rev., ”EEE“, 6.05%, 7/01/2032 (a)(d)	60,000	42,675
Puerto Rico Electric Power Authority Rev., ”RR“, ASSD GTY, 5%, 7/01/2028	490,000	490,216
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2021 (a)(d)	45,000	31,838
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2023 (a)(d)	45,000	31,837
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2027 (a)(d)	10,000	7,075

48

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2037 (a)(d)	$125,000	$88,437
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2030	70,000	71,538
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2032	5,000	5,080
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2034	10,000	10,076
Puerto Rico Electric Power Authority Rev., ”WW“, 5.375%, 7/01/2022 (a)(d)	10,000	7,113
Puerto Rico Electric Power Authority Rev., ”WW“, 5.25%, 7/01/2025 (a)(d)	20,000	14,200
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5%, 7/01/2018 (a)(d)	60,000	41,775
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2023 (a)(d)	70,000	49,700
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2024 (a)(d)	25,000	17,750
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2026 (a)(d)	75,000	53,250
		$6,606,560
Utilities - Other - 1.1%
Georgia Main Street Natural Gas, Inc., Gas Project Rev., ”A“, 5%, 3/15/2022	$910,000	$959,340
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2020	250,000	252,328
Texas Gas Acquisition & Supply Corp. III., Gas Supply Rev., 5%, 12/15/2031	40,000	41,340
		$1,253,008
Water & Sewer Utility Revenue - 11.4%
Atlanta, GA, Water & Wastewater Refunding Rev., 5%, 11/01/2036	$750,000	$922,080
Atlanta, GA, Water & Wastewater Refunding Rev., ”A“, 5%, 11/01/2032	1,000,000	1,243,190
Atlanta, GA, Water & Wastewater Refunding Rev., ”A“, 5%, 11/01/2037	1,000,000	1,225,730
Atlanta, GA, Water & Wastewater Refunding Rev., ”A“, 5%, 11/01/2038	1,000,000	1,222,430
Atlanta, GA, Water & Wastewater Refunding Rev., ”B“, 4%, 11/01/2038	500,000	563,540
Cartersville, GA, Development Authority Waste & Water Facilities Rev., 4%, 6/01/2038	500,000	568,555
Cherokee County, GA, Water & Sewer Authority Rev., 5%, 8/01/2021	385,000	404,878
Cherokee County, GA, Water & Sewer Authority Rev., 5%, 8/01/2028	800,000	809,768
Columbus, GA, Water and Sewerage Rev., 5%, 5/01/2035	350,000	416,007
Columbus, GA, Water and Sewerage Rev., 5%, 5/01/2036	150,000	177,846
DeKalb County, GA, Water & Sewer Rev., ”A“, 5.25%, 10/01/2031	1,000,000	1,055,230
DeKalb County, GA, Water & Sewer Rev., ”B“, 5.25%, 10/01/2025	1,000,000	1,206,740

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/2023	$500,000	$514,425
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	30,000	30,347
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040 (Prerefunded 7/01/2020)	60,000	60,655
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	125,000	123,746
Guam Waterworks Authority Rev. (Water and Wastewater System), ”A“, 5%, 7/01/2029	45,000	46,012
Guam Waterworks Authority Rev. (Water and Wastewater System), ”A“, 5%, 7/01/2035	45,000	45,532
Henry County, GA, Water & Sewer Authority Rev., BHAC, 5.25%, 2/01/2027	1,000,000	1,254,810
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), ”C-7“, NATL, 5%, 7/01/2032	15,000	16,900
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), ”D-6“, NATL, 5%, 7/01/2036	20,000	22,429
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), ”D-1“, AGM, 5%, 7/01/2035	10,000	11,276
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), ”D-1“, AGM, 5%, 7/01/2037	20,000	22,464
Oconee County, GA, Water & Sewerage Rev., ”A“, 5%, 9/01/2033	555,000	680,191
Walton County, GA, Water & Sewer Authority Rev. (Walton-Hard Labor Creek Project), 5%, 2/01/2038	500,000	583,820
		$13,228,601
Total Municipal Bonds (Identified Cost, $108,632,622)		$111,495,655

Bonds - 0.1%
Consumer Services - 0.1%
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2043 (n) (Identified Cost, $124,017)	$400,000	$146,398

Investment Companies (h) - 1.6%
Money Market Funds - 1.6%
MFS Institutional Money Market Portfolio, 1.28% (v) (Identified Cost, $1,836,112)	1,835,562	$1,835,929

Other Assets, Less Liabilities - 2.2%		2,502,702
Net Assets - 100.0%		$115,980,684

49

Portfolio of Investments – continued

Derivative Contracts at 3/31/20

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond	Short	USD	14	$2,506,875	June - 2020	$(168,489)

At March 31, 2020, the fund had cash collateral of $91,000 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statements of Assets and Liabilities are comprised of cash collateral.

See Portfolio Footnotes and Notes to Financial Statements

50

PORTFOLIO OF INVESTMENTS

3/31/20

MFS MARYLAND MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.8%

Issuer	Shares/Par	Value ($)
Airport Revenue - 0.7%
Metropolitan Washington, DC, Airport Authority Rev., ”A“, 5%, 10/01/2039	$750,000	$764,542

General Obligations - General Purpose - 11.6%
Anne Arundel County, MD, Consolidated Water & Sewer, 5%, 10/01/2040	$400,000	$508,784
Anne Arundel County, MD, Consolidated Water & Sewer, 5%, 10/01/2048	575,000	720,573
Baltimore County, MD, Metropolitan District (80th Issue), 5%, 3/01/2033	1,250,000	1,572,813
Baltimore County, MD, Public Improvement, 5%, 2/01/2028	2,000,000	2,134,520
Baltimore County, MD, Public Improvement, 4%, 3/01/2037	1,750,000	2,035,040
Baltimore, MD, Mayor and City Council of Consolidated Public Improvement (Tax Exempt), ”A“, 5%, 10/15/2036	360,000	441,335
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	225,000	207,711
Commonwealth of Puerto Rico, General Obligation, ”A“, 8%, 7/01/2035 (a)(d)	1,120,000	672,000
Commonwealth of Puerto Rico, Public Improvement, ”A-4“, AGM, 5%, 7/01/2031	65,000	65,222
Howard County, MD, Metropolitan District Project, ”C“, 4%, 2/15/2048	1,500,000	1,683,645
Montgomery County, MD, Consolidated Public Improvement, ”A“, 5%, 11/01/2026 (Prerefunded 11/01/2024)	500,000	586,135
Prince George’s County, MD, Consolidated Public Improvement, ”A“, 5%, 9/15/2030 (Prerefunded 9/15/2021)	1,500,000	1,585,860
Puerto Rico Public Buildings Authority Rev., Guaranteed, ”D“, AAC, 5.45%, 7/01/2030	115,000	115,064
		$12,328,702
General Obligations - Schools - 0.0%
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	$20,000	$23,715

Healthcare Revenue - Hospitals - 19.3%
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), ”A-1“, 4%, 8/01/2044	$10,000	$9,972
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), ”A-2“, 5%, 8/01/2044	10,000	10,766
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), ”A-2“, 5%, 8/01/2049	5,000	5,306
Colorado Health Facilities Authority Rev. (CommonSpirit Health), ”A-2“, 4%, 8/01/2044	55,000	54,847
Doylestown, PA, Hospital Rev., ”A“, 4%, 7/01/2045	15,000	15,729

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Escambia County, FL, Health Facilities Authority Rev. (Baptist Hospital, Inc.), ”A“, 6%, 8/15/2036	$590,000	$598,118
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), ”A“, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	370,000	373,097
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), ”A“, 6.5%, 3/01/2045 (Prerefunded 6/01/2020)	575,000	579,922
Maryland Health & Higher Educational Facilities Authority Rev. (Carroll Hospital), ”A“, 5%, 7/01/2037	1,000,000	1,083,990
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), ”A“, 5%, 7/01/2034	750,000	860,738
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Health System), ”A“, 5%, 5/15/2026	250,000	261,045
Maryland Health & Higher Educational Facilities Authority Rev. (LifeBridge Health), 5%, 7/01/2028	750,000	884,543
Maryland Health & Higher Educational Facilities Authority Rev. (LifeBridge Health), 5%, 7/01/2033	400,000	478,268
Maryland Health & Higher Educational Facilities Authority Rev. (LifeBridge Health), 4%, 7/01/2042	1,000,000	1,086,370
Maryland Health & Higher Educational Facilities Authority Rev. (Medlantic/Helix Parent, Inc.), ”A“, AGM, 5.25%, 8/15/2038	1,000,000	1,350,690
Maryland Health & Higher Educational Facilities Authority Rev. (MedStar Health), ”A“, 5%, 8/15/2041	505,000	550,697
Maryland Health & Higher Educational Facilities Authority Rev. (MedStar Health), ”A“, 5%, 5/15/2042	750,000	866,910
Maryland Health & Higher Educational Facilities Authority Rev. (Mercy Medical Center), ”A“, 5%, 7/01/2032	600,000	700,512
Maryland Health & Higher Educational Facilities Authority Rev. (Meritus Medical Center), 5%, 7/01/2027	500,000	577,605
Maryland Health & Higher Educational Facilities Authority Rev. (Trinity Health Credit Group), ”MD“, 5%, 12/01/2046	1,000,000	1,179,080
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), ”B“, 5%, 7/01/2034	1,000,000	1,199,990
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), ”D“, 4%, 7/01/2048	1,250,000	1,304,363

51

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), ”D“, VRDN, LOC, 0.65%, 7/01/2041	$3,000,000	$3,000,000
Maryland Health & Higher Educational Facilities Authority Rev. (Western Maryland Health System), 5.25%, 7/01/2034	1,000,000	1,161,330
Maryland Industrial Development Authority, Economic Development Rev., RIBS, AGM, 10.488%, 8/26/2022 (p)	400,000	450,704
Montgomery County, MD, Rev. (Trinity Health Corp.), 5%, 12/01/2040	1,000,000	1,062,910
Spartanburg County, SC, Regional Health Services District Hospital Rev., ”A“, 4%, 4/15/2043	635,000	684,047
		$20,391,549
Healthcare Revenue - Long Term Care - 4.7%
Baltimore County, MD, Rev. (Oak Crest Village, Inc.), 4%, 1/01/2045	$1,000,000	$1,094,360
Baltimore County, MD, Rev. (Riderwood Village, Inc.), 4%, 1/01/2038	450,000	496,530
Howard County, MD, Retirement Community Rev. (Vantage House Facility), 5%, 4/01/2036	500,000	485,530
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community Project), 6.25%, 1/01/2041 (Prerefunded 1/01/2021)	750,000	777,097
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community Project), ”A“, 5%, 1/01/2045	500,000	569,440
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), ”B“, 5%, 11/01/2042	350,000	345,786
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030 (Prerefunded 11/01/2020)	45,000	46,483
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040 (Prerefunded 11/01/2020)	85,000	87,864
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), Unrefunded Balance, 7%, 11/01/2030	5,000	5,115
Washington County, MD, County Commissioners Rev. (Diakon Lutheran Social Ministries Project), ”B“, 5%, 1/01/2032	575,000	648,905
Westminster, MD, Refunding Rev. (Carroll Lutheran Village, Inc.), 5.125%, 7/01/2040	400,000	400,196
		$4,957,306
Healthcare Revenue - Other - 0.5%
Maryland Economic Development Corp., Economic Development Rev. (Lutheran World Relief Refugee), 5.25%, 4/01/2029	$520,000	$520,744

Issuer	Shares/Par	Value ($)
Industrial Revenue - Other - 0.4%
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), ”A“, 4%, 1/01/2050 (n)	$200,000	$154,372
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), ”A“, 5.25%, 5/01/2044	295,000	283,675
		$438,047
Industrial Revenue - Paper - 0.1%
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	$100,000	$103,807

Miscellaneous Revenue - Other - 3.5%
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), ”A“, 5%, 7/01/2040	$105,000	$107,454
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), ”A“, 5%, 7/01/2044	160,000	163,205
Maryland Economic Development Corp., Air Cargo Obligated Group Rev. (AFCO Airport Real Estate Group), 5%, 7/01/2028	90,000	102,722
Maryland Economic Development Corp., Air Cargo Obligated Group Rev. (AFCO Airport Real Estate Group), 5%, 7/01/2029	210,000	242,002
Maryland Economic Development Corp., Air Cargo Obligated Group Rev. (AFCO Airport Real Estate Group), 4%, 7/01/2039	1,100,000	1,137,906
Maryland Economic Development Corp., Air Cargo Obligated Group Rev. (AFCO Airport Real Estate Group), 4%, 7/01/2044	600,000	612,282
Montgomery County, MD, Transportation Fund Lease Authority Rev., ”A“, 5%, 11/01/2036	750,000	870,637
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	450,000	465,053
		$3,701,261
Multi-Family Housing Revenue - 9.4%
Howard County, MD, Housing Commission Rev. (Columbia Commons Apartments), ”A“, 5%, 6/01/2044	$500,000	$543,680
Howard County, MD, Housing Commission Rev. (Woodfield Oxford Square Apartments), 5%, 12/01/2037	750,000	875,722
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., ”A“, FHA, 4%, 7/01/2048	500,000	538,000
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., ”B“, 3.65%, 7/01/2049	505,000	531,922
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., ”D“, 3.35%, 7/01/2049	1,765,000	1,826,422

52

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Multi-Family Housing Revenue - continued
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., “C”, 5%, 3/01/2031	$1,150,000	$1,456,613
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., “C”, 3%, 9/01/2039	1,000,000	1,021,960
Montgomery County, MD, Housing Opportunities Commission, Multi-Family Housing Development Rev., ”A-1“, FHA, 3.05%, 7/01/2044	1,000,000	1,033,740
Montgomery County, MD, Housing Opportunities Commission, Multi-Family Housing Development Rev., ”C“, 5.125%, 7/01/2037	1,000,000	1,007,390
Montgomery County, MD, Housing Opportunities Commission, Multi-Family Housing Development, “C”, 3.1%, 7/01/2036	1,065,000	1,068,845
		$9,904,294
Parking - 1.3%
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Medical Institutions), AAC, 5%, 7/01/2034	$1,385,000	$1,398,061

Port Revenue - 2.0%
Maryland Economic Development Corp. Rev. (Terminal Project), ”A“, 5%, 6/01/2044	$500,000	$532,350
Maryland Economic Development Corp. Rev. (Terminal Project), ”A“, 5%, 6/01/2049	250,000	264,172
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), ”A“, 5%, 6/01/2031	650,000	709,267
Maryland Economic Development Corp. Rev.
(Transportation Facilities Project), ”A“, 5.75%, 6/01/2035 (Prerefunded 6/01/2020)	550,000	553,674
		$2,059,463
Sales & Excise Tax Revenue - 3.1%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	$435,000	$437,597
Guam Government Business Privilege Tax Rev., ”A“, 5.25%, 1/01/2036	260,000	261,695
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2026	40,000	44,721
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2027	90,000	102,189
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2029	100,000	116,643
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2030	40,000	47,203
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2036	25,000	29,030
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2037	50,000	57,905
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 4%, 1/01/2038	40,000	41,228

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 4%, 1/01/2040	$25,000	$25,653
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 4.55%, 7/01/2040	21,000	19,880
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 5%, 7/01/2058	797,000	775,043
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.329%, 7/01/2040	241,000	221,380
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.329%, 7/01/2040	75,000	68,894
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.784%, 7/01/2058	46,000	43,080
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2024	3,000	2,569
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2027	36,000	27,411
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2029	6,000	4,152
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2031	338,000	210,195
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2033	332,000	183,709
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2046	2,229,000	526,980
		$3,247,157
Secondary Schools - 0.2%
District of Columbia Rev. (Rocketship D.C.), ”A“, 5%, 6/01/2039	$250,000	$246,037

Single Family Housing - State - 3.5%
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), ”D-1“, GNMA, 4%, 11/15/2047	$510,000	$539,254
Iowa Finance Authority, Single Family Mortgage Rev., ”A“, GNMA, 4%, 7/01/2047	535,000	565,249
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., ”A“, 3.75%, 9/01/2039	750,000	811,837
Maryland Community Development Administration, Department of Housing & Community Development Rev., ”A“, 2.5%, 9/01/2040	750,000	725,430
Montgomery County, MD, Housing Opportunities Commission, Single Family Mortgage Rev., ”A“, FHA, 3.85%, 1/01/2042	495,000	533,956

53

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Single Family Housing - State - continued
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “125A”, 3.7%, 10/01/2037	$530,000	$573,206
		$3,748,932
State & Local Agencies - 5.8%
Colorado State University Board of Governors, System Enterprise Refunding Rev., ”E“, 4%, 3/01/2043	$455,000	$508,508
Delaware Valley, PA, Regional Finance Authority, ”C“, FLR, 1.809% (LIBOR - 3mo. + 0.75%), 6/01/2037	665,000	601,998
Howard County, MD, COP, ”B“, 8.15%, 2/15/2021	450,000	477,410
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, 5%, 5/01/2041	500,000	576,810
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, ”A“, 5%, 5/01/2038	500,000	600,815
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	335,000	396,429
New Jersey Economic Development Authority Rev., School Facilities Construction Rev., ”LLL“, 5%, 6/15/2039	230,000	243,802
New Jersey Economic Development Authority Rev., School Facilities Construction Rev., ”LLL“, 5%, 6/15/2044	380,000	397,989
Prince George’s County, MD, COP (Suitland Public Infrastructure), 3%, 10/01/2038	1,000,000	1,053,770
Prince George’s County, MD, COP (University of Maryland Capital Region Medical Center), 5%, 10/01/2037	1,000,000	1,239,860
		$6,097,391
Student Loan Revenue - 0.2%
Iowa Student Loan Liquidity Corp. Rev., ”B“, 3%, 12/01/2039	$45,000	$44,317
Iowa Student Loan Liquidity Corp. Rev., ”B“, 3.5%, 12/01/2044	115,000	112,831
		$157,148
Tax - Other - 0.9%
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., ”A“, AAC, 5%, 7/01/2031	$110,000	$110,014
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2027	635,000	678,745
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, ”B“, AGM, 5%, 10/01/2025	200,000	207,570
		$996,329
Tax Assessment - 4.3%
Baltimore, MD, Special Obligation (East Baltimore Research Park Project), ”A“, 5%, 9/01/2038	$500,000	$505,455

Issuer	Shares/Par	Value ($)
Tax Assessment - continued
Baltimore, MD, Special Obligation Rev. (Harbor Point Project), ”B“, 3.875%, 6/01/2046	$300,000	$245,160
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 5%, 7/01/2036	500,000	505,970
Frederick County, MD, Limited Obligation (Oakdale-Lake Linganore Project), 3.75%, 7/01/2039	500,000	426,055
Frederick County, MD, Special Obligation (Urbana Community Development Authority), ”A“, 5%, 7/01/2040	1,500,000	1,512,270
Howard County, MD, Special Obligation (Annapolis Junction Town Center Project), 6.1%, 2/15/2044	230,000	213,139
Howard County, MD, Special Obligation (Downtown Columbia Project), ”A“, 4.5%, 2/15/2047	300,000	286,041
Prince George’s County, MD, Special Obligation (National Harbor Project), 5.2%, 7/01/2034	431,000	432,349
Prince George’s County, MD, Special Obligation (Westphalia Town Center Project), 5.25%, 7/01/2048	400,000	403,924
		$4,530,363
Tobacco - 0.9%
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 5%, 6/01/2032	$75,000	$93,183
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 4%, 6/01/2037	40,000	43,964
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-2, ”2“, 5%, 6/01/2055	530,000	469,590
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, ”2“, 0%, 6/01/2057	1,400,000	154,462
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	215,000	226,965
		$988,164
Transportation - Special Tax - 4.3%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”E“, AGM, 5.5%, 7/01/2020	$50,000	$50,279
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, AAC, 5.25%, 7/01/2038	870,000	882,876
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, NATL, 5.25%, 7/01/2035	170,000	170,457
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, AAC, 5.5%, 7/01/2029	355,000	379,957

54

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, AAC, 5.25%, 7/01/2031	$360,000	$376,510
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NATL, 5.25%, 7/01/2032	200,000	203,196
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NATL, 5.25%, 7/01/2033	165,000	166,988
Washington, DC, Metropolitan Area Transit Authority Gross Rev., 5%, 7/01/2037	440,000	519,429
Washington, DC, Metropolitan Area Transit Authority Gross Rev., 5%, 7/01/2038	440,000	516,899
Washington, DC, Metropolitan Area Transit Authority Gross Rev., ”B“, 5%, 7/01/2042	1,140,000	1,325,318
		$4,591,909
Universities - Colleges - 7.6%
Maryland Health & Higher Educational Facilities Authority Rev. (Goucher College), ”A“, 5%, 7/01/2034	$500,000	$529,620
Maryland Health & Higher Educational Facilities Authority Rev. (Goucher College), ”A“, 5%, 7/01/2044	500,000	564,135
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins University), ”A“, 5%, 7/01/2037	1,500,000	1,629,480
Maryland Health & Higher Educational Facilities Authority Rev. (Loyola University Maryland), 5%, 10/01/2032	500,000	552,630
Maryland Health & Higher Educational Facilities Authority Rev. (Loyola University Maryland), “A”, 5%, 10/01/2049	1,000,000	1,153,280
Maryland Health & Higher Educational Facilities Authority Rev. (Maryland Institute College of Art Issue), 5%, 6/01/2033	450,000	504,238
Maryland Health & Higher Educational Facilities Authority Rev. (Notre Dame College), 5%, 10/01/2035	1,000,000	1,005,810
Morgan State University, Academic & Auxiliary Facilities Fees Rev., 5%, 7/01/2030	150,000	161,346
Morgan State University, Academic & Auxiliary Facilities Fees Rev., 5%, 7/01/2032	440,000	472,978
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	30,000	26,639
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	135,000	114,226
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 10/01/2031	85,000	89,089

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
University System of Maryland, Auxiliary Facility & Tuition Rev., ”D“, 5%, 10/01/2022	$1,000,000	$1,092,420
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), ”B“, 5.25%, 7/01/2035	110,000	109,991
		$8,005,882
Universities - Dormitories - 3.8%
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis I LLC - West Village Student Housing Project), BAM, 5%, 5/15/2051	$660,000	$707,520
Maryland Economic Development Corp., Senior Student Housing Project and Refunding Rev. (Townson University Project), 5%, 7/01/2036	500,000	550,230
Maryland Economic Development Corp., Senior Student Housing Rev. (University of Maryland, Baltimore Project), 5%, 7/01/2031	500,000	536,185
Maryland Economic Development Corp., Senior Student Housing Rev. (University of Maryland, College Park Projects), AGM, 5%, 6/01/2035	750,000	883,477
Maryland Economic Development Corp., Student Housing Rev. (Bowie State University Project), 4%, 7/01/2040	500,000	508,265
Maryland Economic Development Corp., Student Housing Rev. (Salisbury University Project), 5%, 6/01/2027	500,000	523,820
Maryland Economic Development Corp., Student Housing Rev. (Salisbury University Project), 5%, 6/01/2030	300,000	313,176
		$4,022,673
Utilities - Cogeneration - 0.2%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$245,000	$251,125

Utilities - Investor Owned - 0.7%
Maryland Economic Development Corp. Adjustable Mode Rev. Refunding (Constellation Energy Group, Inc. Project), ”B“, 2.55%, 12/01/2025 (Put Date 6/01/2020)	$750,000	$750,532

Utilities - Municipal Owned - 0.8%
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2029 (a)(d)	$250,000	$176,875
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2042 (a)(d)	40,000	28,300
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2021 (a)(d)	20,000	14,200
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2030 (a)(d)	10,000	7,100
Puerto Rico Electric Power Authority Rev., ”CCC“, 5.25%, 7/01/2027 (a)(d)	95,000	67,450

55

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2020 (a)(d)	$10,000	$7,075
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2021 (a)(d)	100,000	70,750
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2022 (a)(d)	160,000	113,200
Puerto Rico Electric Power Authority Rev., ”EEE“, 6.05%, 7/01/2032 (a)(d)	50,000	35,562
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2021 (a)(d)	45,000	31,838
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2023 (a)(d)	40,000	28,300
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2027 (a)(d)	10,000	7,075
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2037 (a)(d)	125,000	88,437
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2034	10,000	10,076
Puerto Rico Electric Power Authority Rev., ”WW“, 5.375%, 7/01/2022 (a)(d)	10,000	7,113
Puerto Rico Electric Power Authority Rev., ”WW“, 5.25%, 7/01/2025 (a)(d)	20,000	14,200
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5%, 7/01/2018 (a)(d)	60,000	41,775
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2023 (a)(d)	65,000	46,150
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2024 (a)(d)	20,000	14,200
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2026 (a)(d)	65,000	46,150
		$855,826
Utilities - Other - 0.9%
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), ”A“, 5%, 9/01/2036	$55,000	$65,171
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), ”A“, 5%, 9/01/2042	110,000	131,969
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2021	195,000	201,070
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2022	100,000	105,158
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2023	140,000	149,691
Tennessee Energy Acquisition Corp., Gas Rev., ”C“, 5%, 2/01/2021	235,000	239,324
Texas Gas Acquisition & Supply Corp. III., Gas Supply Rev., 5%, 12/15/2031	55,000	56,843
		$949,226
Water & Sewer Utility Revenue - 6.1%
Baltimore, MD, Project Rev. (Wastewater Projects), “A”, 5%, 7/01/2049	$1,000,000	$1,212,810
Baltimore, MD, Project Rev. (Water Projects), ”A“, 4%, 7/01/2049	1,165,000	1,291,426
Baltimore, MD, Refunding Rev. (Mayor and City Council of Baltimore Water Projects), ”B“, 5%, 7/01/2042	1,320,000	1,454,191

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Baltimore, MD, Refunding Rev., LEVRRS, NATL, 8.683%, 7/01/2020 (p)	$650,000	$664,339
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	20,000	20,231
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	105,000	103,947
Guam Waterworks Authority Rev. (Water and Wastewater System), ”A“, 5%, 7/01/2029	205,000	209,609
Guam Waterworks Authority Rev. (Water and Wastewater System), ”A“, 5%, 7/01/2035	205,000	207,423
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), ”C-7“, NATL, 5%, 7/01/2032	25,000	28,167
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), ”D-6“, NATL, 5%, 7/01/2036	30,000	33,644
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), ”D-1“, AGM, 5%, 7/01/2035	15,000	16,913
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), ”D-1“, AGM, 5%, 7/01/2037	35,000	39,312
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	50,000	59,034
Montgomery County, MD, Water Quality Protection Charge Rev., ”A“, 5%, 4/01/2032	1,125,000	1,128,128
		$6,469,174
Total Municipal Bonds (Identified Cost, $100,505,831)		$102,499,359

Bonds - 0.2%
Consumer Services - 0.2%
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2043 (n) (Identified Cost, $124,017)	$400,000	$146,398

Investment Companies (h) - 1.7%
Money Market Funds - 1.7%
MFS Institutional Money Market Portfolio, 1.28% (v) (Identified Cost, $1,796,819)	1,796,313	$1,796,671

Other Assets, Less Liabilities - 1.3%		1,426,849
Net Assets - 100.0%		$105,869,277

56

Portfolio of Investments – continued

Derivative Contracts at 3/31/20

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond	Short	USD	19	$3,402,188	June - 2020	$(228,664)

At March 31, 2020, the fund had cash collateral of $201,500 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statements of Assets and Liabilities are comprised of cash collateral.

See Portfolio Footnotes and Notes to Financial Statements

57

PORTFOLIO OF INVESTMENTS

3/31/20

MFS MASSACHUSETTS MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 95.5%

Issuer	Shares/Par	Value ($)
Airport Revenue - 5.2%
Massachusetts Port Authority Rev., ”A“, 5%, 7/01/2038	$2,000,000	$2,417,520
Massachusetts Port Authority Rev., ”A“, 5%, 7/01/2040	2,755,000	3,306,579
Massachusetts Port Authority Rev., ”A“, 5%, 7/01/2042	3,000,000	3,459,780
Massachusetts Port Authority Rev., ”A“, 5%, 7/01/2047	1,500,000	1,711,515
Massachusetts Port Authority Rev., ”B“, 5%, 7/01/2043	3,625,000	4,105,131
Massachusetts Port Authority Rev., ”C“, 5%, 7/01/2044	3,000,000	3,556,980
		$18,557,505
General Obligations - General Purpose - 6.8%
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	$705,000	$650,828
Chicago, IL, ”A“, 5%, 1/01/2025	535,000	548,894
Chicago, IL, General Obligation, ”A“, 5%, 1/01/2026	145,000	149,347
Chicago, IL, General Obligation, ”A“, 5%, 1/01/2027	170,000	175,687
Commonwealth of Massachusetts, ”B“, 5.25%, 8/01/2023	1,000,000	1,132,680
Commonwealth of Massachusetts, ”B“, 5.25%, 8/01/2028	2,225,000	2,902,090
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”C“, 5%, 8/01/2020	1,000,000	1,012,980
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”D“, 4%, 2/01/2044	2,000,000	2,219,960
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”D“, 4%, 2/01/2046	2,600,000	2,875,704
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”E“, 5%, 9/01/2037	3,000,000	3,714,240
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”F“, 5%, 11/01/2042	3,000,000	3,614,610
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”I“, 5%, 12/01/2034	1,000,000	1,210,590
Commonwealth of Puerto Rico, General Obligation, ”A“, 8%, 7/01/2035 (a)(d)	3,880,000	2,328,000
Commonwealth of Puerto Rico, Public Improvement, ”A“, AGM, 5%, 7/01/2035	600,000	604,896
Commonwealth of Puerto Rico, Public Improvement, ”A“, NATL, 5.5%, 7/01/2020	640,000	642,931
Puerto Rico Public Buildings Authority Rev., ”M-2“, AAC, 10%, 7/01/2035	510,000	553,768
		$24,337,205

Issuer	Shares/Par	Value ($)
General Obligations - Schools - 0.4%
San Marcos, CA, Unified School District (Election of 2010), Capital Appreciation, ”C“, 0%, 8/01/2038	$3,375,000	$1,503,225

Healthcare Revenue - Hospitals - 13.0%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), ”A“, 5%, 4/01/2047	$1,365,000	$1,620,719
Escambia County, FL, Health Facilities Authority Rev. (Baptist Hospital, Inc.), ”A“, 6%, 8/15/2036	1,315,000	1,333,094
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.25%, 7/01/2031	235,000	240,478
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.375%, 7/01/2041	345,000	352,662
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), ”A“, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	745,000	751,236
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), ”A“, 6.5%, 3/01/2045 (Prerefunded 6/01/2020)	520,000	524,451
Massachusetts Development Finance Agency Rev. (Atrius Health Issue), ”A“, 4%, 6/01/2049	1,500,000	1,548,090
Massachusetts Development Finance Agency Rev. (Baystate Medical Center), ”N“, 5%, 7/01/2044	2,000,000	2,234,820
Massachusetts Development Finance Agency Rev. (Beth Israel Lahey Health), ”K“, 5%, 7/01/2036	635,000	769,855
Massachusetts Development Finance Agency Rev. (Beth Israel Lahey Health), ”K“, 5%, 7/01/2037	850,000	1,027,352
Massachusetts Development Finance Agency Rev. (Beth Israel Lahey Health), ”K“, 5%, 7/01/2038	700,000	842,919
Massachusetts Development Finance Agency Rev. (CareGroup), ”I“, 5%, 7/01/2037	1,000,000	1,155,450
Massachusetts Development Finance Agency Rev. (CareGroup), ”J-2“, 5%, 7/01/2036	1,000,000	1,195,750
Massachusetts Development Finance Agency Rev. (CareGroup), ”J-2“, 5%, 7/01/2037	1,000,000	1,192,410
Massachusetts Development Finance Agency Rev. (Children’s Hospital), ”P“, 5%, 10/01/2032	1,000,000	1,160,160
Massachusetts Development Finance Agency Rev. (Dana-Farber Cancer Institute Issue), ”N“, 5%, 12/01/2041	1,690,000	1,966,247
Massachusetts Development Finance Agency Rev. (Dana-Farber Cancer Institute), ”O“, 5%, 12/01/2029	100,000	126,759

58

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Massachusetts Development Finance Agency Rev. (Dana-Farber Cancer Institute), ”O“, 5%, 12/01/2030	$100,000	$126,305
Massachusetts Development Finance Agency Rev. (Dana-Farber Cancer Institute), ”O“, 5%, 12/01/2031	125,000	157,393
Massachusetts Development Finance Agency Rev. (Dana-Farber Cancer Institute), ”O“, 5%, 12/01/2032	175,000	219,776
Massachusetts Development Finance Agency Rev. (Dana-Farber Cancer Institute), ”O“, 5%, 12/01/2033	150,000	187,814
Massachusetts Development Finance Agency Rev. (Dana-Farber Cancer Institute), ”O“, 5%, 12/01/2034	400,000	499,000
Massachusetts Development Finance Agency Rev. (Lahey Health System Obligated Group), ”F“, 5%, 8/15/2030	2,000,000	2,311,760
Massachusetts Development Finance Agency Rev. (Milford Regional Medical Center), ”F“, 5.75%, 7/15/2043	1,000,000	1,030,200
Massachusetts Development Finance Agency Rev. (Partners Healthcare System Issue), ”Q“, 5%, 7/01/2041	1,500,000	1,689,285
Massachusetts Development Finance Agency Rev. (Partners Healthcare System Issue), ”Q“, 5%, 7/01/2047	1,500,000	1,660,365
Massachusetts Development Finance Agency Rev. (Partners Healthcare System Issue), ”S“, 4%, 7/01/2041	3,500,000	3,830,260
Massachusetts Development Finance Agency Rev. (South Shore Hospital), ”I“, 5%, 7/01/2041	2,300,000	2,621,356
Massachusetts Development Finance Agency Rev. (Tufts Medical Center), ”I“, 7.25%, 1/01/2032 (Prerefunded 1/01/2021)	600,000	626,580
Massachusetts Development Finance Agency Rev. (Tufts Medical Center), ”I“, 7.25%, 1/01/2032	400,000	417,720
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), ”I“, 5%, 7/01/2041	1,850,000	1,957,078
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), ”K“, 5%, 7/01/2038	2,000,000	2,126,660
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), ”L“, 5%, 7/01/2044	1,000,000	1,069,090
Massachusetts Development Finance Agency Rev. (Wellforce), ”A“, 4%, 7/01/2044	2,080,000	2,088,195
Massachusetts Development Finance Agency Rev. (Wellforce), ”A“, 5%, 7/01/2044	2,000,000	2,245,800
Massachusetts Health & Educational Facilities Authority Rev. (Baystate Medical Center), ”K-1“, VRDN, 0.8%, 7/01/2039	2,365,000	2,365,000
Massachusetts Health & Educational Facilities Authority Rev. (Southcoast Health Obligation), ”D“, 5%, 7/01/2029	1,000,000	1,003,360

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., 6%, 8/01/2030 (Prerefunded 8/01/2020)	$310,000	$314,802
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unrefunded Balance, 6%, 8/01/2030	120,000	121,686
		$46,711,937
Healthcare Revenue - Long Term Care - 1.6%
Massachusetts Development Finance Agency First Mortgage Rev. (Berkshire Retirement Community), 5%, 7/01/2031	$1,000,000	$1,130,160
Massachusetts Development Finance Agency Rev. (Adventcare), ”A“, 6.75%, 10/15/2037 (a)	500,000	324,000
Massachusetts Development Finance Agency Rev. (Carleton-Willard Village), 4%, 12/01/2042	485,000	504,536
Massachusetts Development Finance Agency Rev. (Carleton-Willard Village), 5%, 12/01/2042	525,000	588,562
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), Capital Appreciation, ”B“, 0%, 11/15/2056	93,608	15,794
Massachusetts Development Finance Agency Rev. (Loomis Community), ETM, 6%, 1/01/2033 (Prerefunded 7/01/2023)	250,000	287,583
Massachusetts Development Finance Agency Rev. (Loomis Community), Unrefunded Balance, 6%, 1/01/2033	250,000	267,505
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2037	1,250,000	1,263,237
Massachusetts Development Finance Agency Rev. (North Hill Communities), ”A“, 6.5%, 11/15/2043 (Prerefunded 11/15/2023)	1,000,000	1,185,980
		$5,567,357
Industrial Revenue - Other - 0.5%
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), ”A“, 3.625%, 1/01/2035 (n)	$400,000	$336,752
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), ”A“, 4%, 1/01/2050 (n)	555,000	428,382
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), ”A“, 4.5%, 5/01/2032	420,000	399,281
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), ”A“, 5.25%, 5/01/2044	575,000	552,926
		$1,717,341
Miscellaneous Revenue - Other - 5.2%
Massachusetts Development Finance Agency Rev. (Broad Institute), ”A“, 5.25%, 4/01/2037 (Prerefunded 4/01/2021)	$2,000,000	$2,076,600

59

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Other - continued
Massachusetts Development Finance Agency Rev. (Woods Hole Oceanographic Institution), 5%, 6/01/2037	$1,000,000	$1,228,440
Massachusetts Development Finance Agency Rev. (Woods Hole Oceanographic Institution), 5%, 6/01/2038	1,000,000	1,224,160
Massachusetts Development Finance Agency Rev. (Woods Hole Oceanographic Institution), 5%, 6/01/2043	1,000,000	1,205,730
Massachusetts Health & Educational Facilities Authority Rev. (Sterling & Francine Clark Art Institute), ”B“, 5%, 7/01/2030 (Prerefunded 7/01/2020)	3,500,000	3,534,160
Massachusetts Health & Educational Facilities Authority Rev. (Sterling & Francine Clark Art Institute), ”B“, 5%, 7/01/2040 (Prerefunded 7/01/2020)	1,700,000	1,716,592
Massachusetts Port Authority Special Facilities Rev. (BOSFuel Project), ”A“, 5%, 7/01/2038	1,000,000	1,179,750
Massachusetts Port Authority Special Facilities Rev. (BOSFuel Project), ”A“, 5%, 7/01/2039	2,000,000	2,354,620
Massachusetts Port Authority Special Facilities Rev. (ConRAC Project), ”A“, 5.125%, 7/01/2041	3,000,000	3,115,410
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	1,095,000	1,156,966
		$18,792,428
Multi-Family Housing Revenue - 3.6%
Massachusetts Development Finance Agency Rev. (Credit Housing-Chelsea Homes), ”I-A“, LOC, 5%, 12/15/2024	$1,005,000	$1,006,608
Massachusetts Development Finance Agency Rev. (Morville House Apartments), ”A“, LOC, 4.95%, 12/15/2023	2,090,000	2,102,895
Massachusetts Housing Finance Agency Rev., ”A“, FHA, 5.25%, 12/01/2035	1,000,000	1,006,540
Massachusetts Housing Finance Agency Rev., ”C“, 5.35%, 12/01/2049	1,035,000	1,036,346
Massachusetts Housing Finance Agency, ”A“, 3.7%, 12/01/2038	1,000,000	1,069,750
Massachusetts Housing Finance Agency, ”A“, 3.8%, 12/01/2043	1,000,000	1,064,650
Massachusetts Housing Finance Agency, “C-1”, 2.9%, 12/01/2039	1,000,000	1,019,720
Massachusetts Housing Finance Agency, “C-1”, 3.1%, 12/01/2044	2,000,000	2,041,800
Massachusetts Housing Finance Agency, Multi-Family Housing, ”A“, FHA, 4.75%, 12/01/2030	1,425,000	1,478,153
Massachusetts Housing Finance Agency, Multi-Family Housing, ”A“, FHA, 4.875%, 12/01/2032	1,190,000	1,236,493
		$13,062,955
Parking - 0.9%
Boston, MA, Metropolitan Transit Parking Corp., Systemwide Parking Rev., 5.25%, 7/01/2036	$3,000,000	$3,127,470

Issuer	Shares/Par	Value ($)
Port Revenue - 0.8%
Martha’s Vineyard, MA, Woods Hole Steamship Authority, ”A“, 4%, 3/01/2028	$2,660,000	$2,984,148

Sales & Excise Tax Revenue - 7.5%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	$985,000	$990,880
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2026	140,000	156,524
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2027	310,000	351,983
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2029	330,000	384,922
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2030	140,000	165,210
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2036	85,000	98,703
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2037	175,000	202,666
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 4%, 1/01/2038	80,000	82,456
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 4%, 1/01/2039	55,000	56,532
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 4%, 1/01/2040	85,000	87,221
Massachusetts Bay Transportation Authority, Sales Tax Rev., 4%, 12/01/2021	500,000	523,075
Massachusetts Bay Transportation Authority, Sales Tax Rev., ”A“, 5.25%, 7/01/2022	1,275,000	1,389,113
Massachusetts Bay Transportation Authority, Sales Tax Rev., ”A“, 5%, 7/01/2024	1,590,000	1,832,173
Massachusetts Bay Transportation Authority, Sales Tax Rev., ”A-1“, 5.25%, 7/01/2029	1,850,000	2,440,890
Massachusetts Bay Transportation Authority, Sales Tax Rev., ”A-1“, 5.25%, 7/01/2031	2,000,000	2,726,900
Massachusetts School Building Authority, Senior Dedicated Sales Tax Rev., ”A“, 5%, 2/15/2044	4,000,000	4,888,880
Massachusetts School Building Authority, Senior Dedicated Sales Tax Rev., ”B“, 4%, 11/15/2046	3,000,000	3,306,450
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 4.55%, 7/01/2040	73,000	69,105
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 5%, 7/01/2058	2,905,000	2,824,967
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.329%, 7/01/2040	671,000	616,374
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.329%, 7/01/2040	256,000	235,159
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.536%, 7/01/2053	5,000	4,538

60

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.784%, 7/01/2058	$101,000	$94,589
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2024	12,000	10,275
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2027	117,000	89,086
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2029	22,000	15,224
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2031	1,059,000	658,571
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2033	1,011,000	559,427
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2046	9,313,000	2,201,779
		$27,063,672
Secondary Schools - 2.5%
District of Columbia Rev. (Rocketship D.C.), ”A“, 5%, 6/01/2056	$290,000	$269,459
Lowell, MA, Collegiate Charter School Rev., 5%, 6/15/2039	1,000,000	955,000
Lowell, MA, Collegiate Charter School Rev., 5%, 6/15/2054	1,000,000	901,980
Massachusetts Development Finance Agency Rev. (Dexter Southfield), 5%, 5/01/2030	500,000	573,010
Massachusetts Development Finance Agency Rev. (Dexter Southfield), 5%, 5/01/2031	1,015,000	1,158,105
Massachusetts Development Finance Agency Rev. (Dexter Southfield), 5%, 5/01/2037	170,000	170,425
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), ”A“, 6.375%, 7/01/2030 (Prerefunded 7/01/2020)	740,000	749,065
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), ”B“, 5%, 7/01/2037	1,000,000	1,099,750
Massachusetts Development Finance Agency Rev. (Milton Academy), ”A“, 5%, 9/01/2028	1,000,000	1,015,840
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 5%, 4/15/2033	2,000,000	2,163,500
		$9,056,134
Single Family Housing - State - 2.3%
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), ”C1“, 4%, 11/15/2047	$1,450,000	$1,531,461
Massachusetts Housing Finance Agency, Single Family Housing Rev., ”206“, 3.3%, 6/01/2034	365,000	382,524

Issuer	Shares/Par	Value ($)
Single Family Housing - State - continued
Massachusetts Housing Finance Agency, Single Family Housing Rev., ”206“, 3.45%, 12/01/2036	$485,000	$509,580
Massachusetts Housing Finance Agency, Single Family Housing Rev., “214”, GNMA, 2.95%, 12/01/2044	4,000,000	4,039,720
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “125A”, 3.7%, 10/01/2037	1,780,000	1,925,105
		$8,388,390
State & Local Agencies - 4.9%
Colorado State University Board of Governors, System Enterprise Refunding Rev., ”E“, 4%, 3/01/2043	$1,245,000	$1,391,412
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2032	75,000	90,119
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2033	60,000	71,782
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2034	30,000	35,812
Delaware Valley, PA, Regional Finance Authority, ”C“, FLR, 1.809% (LIBOR - 3mo. + 0.75%), 6/01/2037	1,400,000	1,267,364
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	1,015,000	1,201,120
Massachusetts College Building Authority Project Rev., ”A“, 5%, 5/01/2029 (Prerefunded 5/01/2022)	995,000	1,073,525
Massachusetts College Building Authority Project Rev., ”A“, 5%, 5/01/2031	275,000	302,888
Massachusetts College Building Authority Project Rev., ”A“, 5%, 5/01/2032	760,000	836,593
Massachusetts College Building Authority Project Rev., Capital Appreciation, ”A“, SYNCORA, 0%, 5/01/2022	8,310,000	8,076,572
Massachusetts College Building Authority Project Rev., Unrefunded Balance, ”A“, 5%, 5/01/2029	1,005,000	1,084,314
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	45,000	49,976
New Jersey Economic Development Authority Rev., School Facilities Construction Rev., ”LLL“, 5%, 6/15/2039	765,000	810,908
New Jersey Economic Development Authority Rev., School Facilities Construction Rev., ”LLL“, 5%, 6/15/2044	1,280,000	1,340,595
		$17,632,980
Student Loan Revenue - 3.4%
Massachusetts Educational Financing Authority, ”J“, 5.625%, 7/01/2029	$645,000	$672,232

61

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Student Loan Revenue - continued
Massachusetts Educational Financing Authority, Education Loan Rev., ”C“, 4.125%, 7/01/2046	$2,000,000	$2,134,420
Massachusetts Educational Financing Authority, Education Loan Rev., ”C“, 3.75%, 7/01/2047	4,000,000	4,112,280
Massachusetts Educational Financing Authority, Education Loan Rev., ”I“, 6%, 1/01/2028	170,000	170,173
Massachusetts Educational Financing Authority, Education Loan Rev., ”I-A“, 5.5%, 1/01/2022	3,000,000	3,003,420
Massachusetts Educational Financing Authority, Education Loan Rev., ”I-A“, 5.15%, 1/01/2026	205,000	205,199
Massachusetts Educational Financing Authority, Education Loan Rev., ”I-A“, 5.2%, 1/01/2027	95,000	95,093
Massachusetts Educational Financing Authority, Education Loan Rev., ”J“, 3.5%, 7/01/2033	660,000	684,895
Massachusetts Educational Financing Authority, Education Loan Rev., ”K“, 4.5%, 7/01/2024	675,000	705,632
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 2.65%, 11/01/2038	280,000	268,341
		$12,051,685
Tax - Other - 2.3%
Guam Government Ltd. Obligation Rev., ”A“, 5%, 12/01/2035	$225,000	$223,594
Guam Government Ltd. Obligation Rev., ”A“, 5%, 12/01/2036	120,000	118,825
Guam Government Ltd. Obligation Rev., ”A“, 5%, 12/01/2046	370,000	350,871
Illinois Sports Facilities Authority Refunding Rev., BAM, 5%, 6/15/2028	815,000	998,693
Illinois Sports Facilities Authority Refunding Rev., BAM, 5%, 6/15/2029	1,980,000	2,467,476
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., BAM, 5%, 6/15/2029	210,000	261,702
Massachusetts Special Obligation Dedicated Tax Rev., NATL, 5.5%, 1/01/2023	1,585,000	1,760,824
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., ”A“, AAC, 5%, 7/01/2031	305,000	305,040
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2026	995,000	1,060,899
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2027	815,000	871,145
		$8,419,069
Tax Assessment - 0.0%
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 4%, 7/01/2029	$25,000	$24,190

Issuer	Shares/Par	Value ($)
Tax Assessment - continued
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 5%, 7/01/2036	$35,000	$35,418
		$59,608
Tobacco - 1.2%
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 5%, 6/01/2032	$250,000	$310,610
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 4%, 6/01/2037	145,000	159,368
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-2, ”2“, 5%, 6/01/2055	2,000,000	1,772,040
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, ”2“, 0%, 6/01/2057	4,885,000	538,962
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	1,335,000	1,409,293
		$4,190,273
Toll Roads - 1.4%
Massachusetts Department of Transportation, Metropolitan Highway System Refunding Rev., Subordinated Contract Assistance, 5%, 1/01/2037	$1,000,000	$1,254,190
Massachusetts Department of Transportation, Metropolitan Highway System Rev., “C”, 5%, 1/01/2035	3,000,000	3,786,480
		$5,040,670
Transportation - Special Tax - 4.8%
Commonwealth of Massachusetts Transportation Fund Rev. (Rail Enhancement & Accelerated Bridge Programs), ”A“, 5%, 6/01/2036	$2,850,000	$3,367,132
Commonwealth of Massachusetts Transportation Fund Rev. (Rail Enhancement & Accelerated Bridge Programs), ”A“, 5%, 6/01/2042	3,000,000	3,573,810
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ASSD GTY, 5.25%, 7/01/2041	230,000	237,834
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”A“, NATL, 4.75%, 7/01/2038	465,000	437,760
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”AA-1“, AGM, 4.95%, 7/01/2026	275,000	280,558
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”CC“, AGM, 5.25%, 7/01/2036	610,000	642,208
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”D“, AGM, 5%, 7/01/2032	280,000	280,076

62

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, AAC, 5.25%, 7/01/2038	$2,415,000	$2,450,742
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, ASSD GTY, 5.25%, 7/01/2041	1,265,000	1,308,086
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, NATL, 5.25%, 7/01/2035	465,000	466,251
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, AAC, 5.5%, 7/01/2029	520,000	556,556
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, AAC, 5.25%, 7/01/2031	1,055,000	1,103,382
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NATL, 5.25%, 7/01/2033	300,000	303,615
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Unrefunded Balance, ”A“, NATL, 5%, 7/01/2038	45,000	44,630
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., ”A-1“, 5%, 6/15/2027	420,000	469,022
New Jersey Transportation Trust Fund Authority, Transportation System, ”BB“, 5%, 6/15/2044	1,790,000	1,867,561
		$17,389,223
Universities - Colleges - 20.6%
Massachusetts Development Finance Agency Refunding Rev. (Brandeis University), ”S-1“, 5%, 10/01/2038	$605,000	$755,482
Massachusetts Development Finance Agency Refunding Rev. (Brandeis University), ”S-1“, 5%, 10/01/2040	2,665,000	3,317,259
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2031	910,000	1,034,816
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2035	150,000	168,802
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2035	970,000	1,120,709
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2036	850,000	953,938
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2037	625,000	718,037
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2038	340,000	388,885
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 4%, 7/01/2039	3,055,000	3,158,076

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Massachusetts Development Finance Agency Rev. (Bentley University), 5%, 7/01/2040	$1,500,000	$1,705,845
Massachusetts Development Finance Agency Rev. (Brandeis University), ”R“, 5%, 10/01/2038	835,000	1,032,085
Massachusetts Development Finance Agency Rev. (Brandeis University), ”S-1“, 5%, 10/01/2039	2,660,000	3,316,169
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2043	725,000	811,826
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2048	250,000	278,487
Massachusetts Development Finance Agency Rev. (Emerson College), ”A“, 5.25%, 1/01/2042	2,000,000	2,245,800
Massachusetts Development Finance Agency Rev. (Emmanuel College), ”A“, 5%, 10/01/2035	1,875,000	2,041,762
Massachusetts Development Finance Agency Rev. (Emmanuel College), ”A“, 5%, 10/01/2043	2,000,000	2,145,200
Massachusetts Development Finance Agency Rev. (Emmanuel College), “A”, 4%, 10/01/2046	1,375,000	1,349,810
Massachusetts Development Finance Agency Rev. (Lesley University), ”A“, 5%, 7/01/2044	2,250,000	2,598,052
Massachusetts Development Finance Agency Rev. (Merrimack College), 5%, 7/01/2047	3,000,000	3,211,560
Massachusetts Development Finance Agency Rev. (Simmons College), SYNCORA, 5.25%, 10/01/2026	2,250,000	2,558,070
Massachusetts Development Finance Agency Rev. (Simmons University), ”L“, 5%, 10/01/2035	2,000,000	2,352,220
Massachusetts Development Finance Agency Rev. (Suffolk University), 5.125%, 7/01/2040	1,000,000	1,008,180
Massachusetts Development Finance Agency Rev. (Wentworth Institute of Technology Issue), 5%, 10/01/2046	2,000,000	2,187,060
Massachusetts Development Finance Agency Rev. (Western New England University), 5%, 9/01/2031	1,110,000	1,231,623
Massachusetts Development Finance Agency Rev. (Western New England University), 5%, 9/01/2048	1,985,000	2,207,876
Massachusetts Development Finance Agency Rev. (Western New England University), AGM, 5%, 9/01/2038	2,550,000	2,995,663
Massachusetts Development Finance Agency Rev. (Worcester Polytechnic Institute), 5%, 9/01/2038	865,000	1,012,370
Massachusetts Development Finance Agency Rev. (Worcester Polytechnic Institute), 5%, 9/01/2039	950,000	1,109,828
Massachusetts Development Finance Agency Rev. (Worcester Polytechnic Institute), 5%, 9/01/2047	1,395,000	1,565,860

63

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Massachusetts Development Finance Agency Rev. (Worcester Polytechnic Institute), 4%, 9/01/2049	$3,000,000	$3,057,300
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 6/01/2027	1,735,000	2,205,185
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), ”I-1“, 5.2%, 1/01/2028	1,000,000	1,285,040
Massachusetts Health & Educational Facilities Authority Rev. (Northeastern University), ”A“, 5%, 10/01/2035	1,500,000	1,524,630
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	295,000	304,918
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	310,000	307,926
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	110,000	97,675
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	370,000	313,064
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 4.375%, 10/01/2031	75,000	65,747
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 5%, 10/01/2042	90,000	75,290
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	470,000	510,711
University of Massachusetts Building Authority Project Senior Rev., ”1“, 5%, 11/01/2037	1,000,000	1,257,300
University of Massachusetts Building Authority Project Senior Rev., ”1“, 5%, 11/01/2039	3,000,000	3,300,900
University of Massachusetts Building Authority Project Senior Rev., ”1“, 5%, 11/01/2040	2,500,000	2,907,775
University of Massachusetts Building Authority Project Senior Rev., ”1“, 5%, 11/01/2045	1,845,000	2,270,402
University of Massachusetts Building Authority Senior Refunding Rev., ”2019-1“, 5%, 5/01/2039	3,000,000	3,719,430
		$73,784,643
Universities - Dormitories - 0.6%
Massachusetts Development Finance Agency Rev., Provident Commonwealth Education Resources Issue (Umass Boston Student Housing Project), 5%, 10/01/2041	$1,000,000	$1,043,830

Issuer	Shares/Par	Value ($)
Universities - Dormitories - continued
Massachusetts Development Finance Agency Rev., Provident Commonwealth Education Resources Issue (Umass Boston Student Housing Project), 5%, 10/01/2048	$1,000,000	$1,035,160
		$2,078,990
Utilities - Cogeneration - 0.2%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$850,000	$871,250

Utilities - Municipal Owned - 1.3%
Guam Power Authority Rev., ”A“, 5.5%, 10/01/2030 (Prerefunded 10/01/2020)	$590,000	$602,750
Guam Power Authority Rev., ”A“, AGM, 5%, 10/01/2039	200,000	207,144
Guam Power Authority Rev., ”A“, AGM, 5%, 10/01/2044	235,000	242,128
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2029 (a)(d)	800,000	566,000
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2042 (a)(d)	125,000	88,437
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2021 (a)(d)	65,000	46,150
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2030 (a)(d)	30,000	21,300
Puerto Rico Electric Power Authority Rev., ”CCC“, 5.25%, 7/01/2027 (a)(d)	300,000	213,000
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2020 (a)(d)	35,000	24,762
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2021 (a)(d)	315,000	222,862
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2022 (a)(d)	510,000	360,825
Puerto Rico Electric Power Authority Rev., ”EEE“, 6.05%, 7/01/2032 (a)(d)	190,000	135,137
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2021 (a)(d)	150,000	106,125
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2023 (a)(d)	135,000	95,512
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2027 (a)(d)	25,000	17,688
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2037 (a)(d)	415,000	293,612
Puerto Rico Electric Power Authority Rev., ”V“, NATL, 5.25%, 7/01/2033	160,000	161,928
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2029	220,000	225,298
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2032	320,000	325,114
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2034	35,000	35,267
Puerto Rico Electric Power Authority Rev., ”WW“, 5.375%, 7/01/2022 (a)(d)	30,000	21,338
Puerto Rico Electric Power Authority Rev., ”WW“, 5.25%, 7/01/2025 (a)(d)	65,000	46,150

64

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5%, 7/01/2018 (a)(d)	$195,000	$135,769
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2023 (a)(d)	220,000	156,200
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2024 (a)(d)	75,000	53,250
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2026 (a)(d)	230,000	163,300
		$4,567,046
Utilities - Other - 0.4%
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2021	$405,000	$417,608
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2022	210,000	220,832
Tennessee Energy Acquisition Corp., Gas Rev., ”C“, 5%, 2/01/2021	480,000	488,832
Texas Gas Acquisition & Supply Corp. III., Gas Supply Rev., 5%, 12/15/2031	160,000	165,361
		$1,292,633
Water & Sewer Utility Revenue - 4.1%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., ”A“, ASSD GTY, 5%, 7/01/2028	$90,000	$90,040
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., ”A“, ASSD GTY, 5.125%, 7/01/2047	225,000	224,989
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040 (Prerefunded 7/01/2020)	1,305,000	1,319,250
Massachusetts Clean Water Trust, State Revolving Fund, 5%, 8/01/2038	1,255,000	1,578,326

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Massachusetts Clean Water Trust, State Revolving Fund, 5%, 8/01/2039	$545,000	$684,057
Massachusetts Water Pollution Abatement Trust, 5.25%, 8/01/2027	1,280,000	1,627,033
Massachusetts Water Pollution Abatement Trust, 5.25%, 8/01/2033	2,000,000	2,846,660
Massachusetts Water Pollution Abatement Trust (MWRA Program), ”A“, 5%, 8/01/2032	75,000	75,208
Massachusetts Water Resources Authority General Refunding Rev. (Green Bonds), ”C“, 4%, 8/01/2040	2,910,000	3,216,539
Massachusetts Water Resources Authority Rev., ”B“, AGM, 5.25%, 8/01/2029	595,000	784,620
Massachusetts Water Resources Authority, General Rev., ”B“, AGM, 5.25%, 8/01/2031	1,625,000	2,219,019
		$14,665,741
Total Municipal Bonds (Identified Cost, $331,986,689)		$342,913,578

Bonds - 0.1%
Consumer Services - 0.1%
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2043 (n) (Identified Cost, $372,297)	$1,200,000	$439,194

Investment Companies (h) - 2.6%
Money Market Funds - 2.6%
MFS Institutional Money Market Portfolio, 1.28% (v) (Identified Cost, $9,124,496)	9,122,944	$9,124,769

Other Assets, Less Liabilities - 1.8%		6,586,511
Net Assets - 100.0%		$359,064,052

Derivative Contracts at 3/31/20

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond	Short	USD	40	$7,162,500	June - 2020	$(481,397)

At March 31, 2020, the fund had cash collateral of $260,000 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statements of Assets and Liabilities are comprised of cash collateral.

Portfolio Footnotes:

(a)	Non-income producing security.
(d)	In default.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of each fund’s investments in affiliated issuers and in unaffiliated issuers were as follows:

	Affiliated Issuers	Unaffiliated Issuers
Alabama Fund	$2,877,210	$74,477,341
Arkansas Fund	3,037,713	151,354,783
California Fund	3,337,616	544,081,490
Georgia Fund	1,835,929	111,642,053
Maryland Fund	1,796,671	102,645,757
Massachusetts Fund	9,124,769	343,352,772

65

Portfolio of Investments – continued

(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities and percentage of net assets for each fund is as follows:

	Value	Percent of net assets
Alabama Fund	$311,759	0.4%
Arkansas Fund	484,022	0.3%
California Fund	6,959,194	1.2%
Georgia Fund	300,770	0.3%
Maryland Fund	300,770	0.3%
Massachusetts Fund	1,204,328	0.3%

(p)	Primary market inverse floater.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
BHAC	Berkshire Hathaway Assurance Corp.
CALHF	California Health Facility Construction Loan Insurance Program
COP	Certificate of Participation
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
GNMA	Government National Mortgage Assn.
LEVRRS	Leveraged Reverse Rate Security
LIBOR	London Interbank Offered Rate
LOC	Letter of Credit
NATL	National Public Finance Guarantee Corp.
RIBS	Residual Interest Bonds
SYNCORA	Syncora Guarantee Inc.
VRDN	Variable rate demand note that may be puttable to the issuer at the option of the holder. The stated interest rate, which generally resets either daily or weekly, represents the rate in effect at period end and may not be the current rate.

See Notes to Financial Statements

66

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 3/31/20

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	Alabama Fund	Arkansas Fund	California Fund

Assets
Investments in unaffiliated issuers, at value (identified cost, $71,852,831, $146,804,682, and $530,759,460, respectively)	$74,477,341	$151,354,783	$544,081,490
Investments in affiliated issuers, at value (identified cost, $2,877,225, $3,037,778, and $3,337,044, respectively)	2,877,210	3,037,713	3,337,616
Deposits with brokers for futures contracts	84,500	—	325,000
Receivables for

Net daily variation margin on open futures contracts	21,534	—	82,819

Investments sold	304,746	563,018	5,905,336

Fund shares sold	87,270	71,773	1,664,861

Interest	823,407	1,967,282	6,477,847

Receivable from investment adviser	11,959	—	—
Other assets	454	703	1,807
Total assets	$78,688,421	$156,995,272	$561,876,776

Liabilities

Payables for

Distributions	$36,233	$25,974	$198,947

Investments purchased	115,163	235,562	1,078,460

Fund shares reacquired	44,388	410,477	1,406,763

Payable to affiliates

Investment adviser	—	3,774	13,532

Administrative services fee	117	174	470

Shareholder servicing costs	30,013	65,167	223,578

Distribution and service fees	638	688	2,853

Payable for independent Trustees’ compensation	12	12	5,430
Accrued expenses and other liabilities	69,150	72,086	110,097
Total liabilities	$295,714	$813,914	$3,040,130
Net assets	$78,392,707	$156,181,358	$558,836,646

Net assets consist of

Paid-in capital	$77,088,132	$157,231,605	$551,102,590
Total distributable earnings (loss)	1,304,575	(1,050,247)	7,734,056
Net assets	$78,392,707	$156,181,358	$558,836,646

67

Statements of Assets and Liabilities – continued

	Alabama Fund	Arkansas Fund	California Fund

Net assets

Class A	$53,320,589	$123,979,488	$374,941,264

Class B	175,703	1,586,610	1,032,647

Class C	—	—	25,552,409

Class I	22,796,046	29,077,530	128,914,076
Class R6	2,100,369	1,537,730	28,396,250
Total net assets	$78,392,707	$156,181,358	$558,836,646

Shares of beneficial interest outstanding

Class A	5,237,533	12,715,393	62,837,648

Class B	17,257	162,584	173,019

Class C	—	—	4,268,148

Class I	2,349,531	3,004,414	13,272,273
Class R6	216,470	158,853	2,925,369
Total shares of beneficial interest outstanding	7,820,791	16,041,244	83,476,457

Class A shares

Net asset value per share
(net assets / shares of beneficial interest outstanding)	$10.18	$9.75	$5.97
Offering price per share (100 / 95.75 × net asset value per share)	$10.63	$10.18	$6.23

Class B shares

Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$10.18	$9.76	$5.97

Class C shares

Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$—	$—	$5.99

Class I shares

Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$9.70	$9.68	$9.71

Class R6 shares

Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$9.70	$9.68	$9.71

On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

68

Statements of Assets and Liabilities – continued

At 3/31/20	Georgia Fund	Maryland Fund	Massachusetts Fund

Assets
Investments in unaffiliated issuers, at value (identified cost, $108,756,639, $100,629,848, and $332,358,986, respectively)	$111,642,053	$102,645,757	$343,352,772

Investments in affiliated issuers, at value (identified cost, $1,836,112, $1,796,819, and $9,124,496, respectively)	1,835,929	1,796,671	9,124,769

Deposits with brokers for futures contracts	91,000	201,500	260,000

Receivables for

Net daily variation margin on open futures contracts	23,193	21,654	66,260

Investments sold	977,743	332,375	3,030,567

Fund shares sold	662,552	82,326	1,211,350

Interest	1,277,730	1,161,386	3,986,182

Receivable from investment adviser	9,126	18,578	17,010

Receivable from distributor	—	—	7,305
Other assets	592	558	1,230
Total assets	$116,519,918	$106,260,805	$361,057,445

Liabilities

Payables for

Distributions	$19,216	$46,849	$95,375

Investments purchased	172,745	—	708,538

Fund shares reacquired	242,509	230,978	957,208

Payable to affiliates

Administrative services fee	144	137	323

Shareholder servicing costs	27,970	36,892	134,244

Distribution and service fees	948	212	—

Payable for independent Trustees’ compensation	7	3,256	3,243
Accrued expenses and other liabilities	75,695	73,204	94,462
Total liabilities	$539,234	$391,528	$1,993,393
Net assets	$115,980,684	$105,869,277	$359,064,052

Net assets consist of

Paid-in capital	$115,558,222	$106,856,469	$356,486,869
Total distributable earnings (loss)	422,462	(987,192)	2,577,183
Net assets	$115,980,684	$105,869,277	$359,064,052

69

Statements of Assets and Liabilities – continued

	Georgia Fund	Maryland Fund	Massachusetts Fund

Net assets

Class A	$95,351,713	$83,851,982	$226,471,317

Class B	261,371	1,040,445	1,080,817

Class I	9,345,111	18,139,674	124,875,454
Class R6	11,022,489	2,837,176	6,636,464
Total net assets	$115,980,684	$105,869,277	$359,064,052

Shares of beneficial interest outstanding

Class A	8,913,128	7,893,198	20,774,665

Class B	24,343	97,986	98,970

Class I	963,473	1,892,826	13,088,322
Class R6	1,135,772	296,008	695,119
Total shares of beneficial interest outstanding	11,036,716	10,180,018	34,657,076

Class A shares

Net asset value per share
(net assets / shares of beneficial interest outstanding)	$10.70	$10.62	$10.90
Offering price per share (100 / 95.75 × net asset value per share)	$11.17	$11.09	$11.38

Class B shares

Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$10.74	$10.62	$10.92

Class I shares

Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$9.70	$9.58	$9.54

Class R6 shares

Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$9.70	$9.58	$9.55

On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See Notes to Financial Statements

70

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 3/31/20

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	Alabama Fund	Arkansas Fund	California Fund

Net investment income (loss)
Interest	$2,570,522	$5,501,844	$18,681,662
Dividends from affiliated issuers	43,796	30,628	251,600
Other	380	556	2,400
Total investment income	$2,614,698	$5,533,028	$18,935,662
Expenses

Management fee	$341,228	$705,511	$2,344,457

Distribution and service fees	137,608	334,598	1,166,585

Shareholder servicing costs	59,246	123,324	420,398

Administrative services fee	20,864	31,483	79,099

Independent Trustees’ compensation	1,871	3,937	11,974

Custodian fee	17,750	23,739	62,648

Shareholder communications	6,468	9,862	18,844

Audit and tax fees	56,041	56,314	56,140

Legal fees	7,392	5,916	18,459

Registration fees	58,088	60,528	96,056
Miscellaneous	28,203	29,737	36,194
Total expenses	$734,759	$1,384,949	$4,310,854

Fees paid indirectly	(146)	(113)	(225)
Reduction of expenses by investment adviser and distributor	(106,272)	(207,130)	(593,950)
Net expenses	$628,341	$1,177,706	$3,716,679
Net investment income (loss)	$1,986,357	$4,355,322	$15,218,983

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)

Unaffiliated issuers	$363,261	$279,498	$2,035,827

Affiliated issuers	(125)	149	351
Futures contracts	(542,764)	(126,040)	(3,510,254)
Net realized gain (loss)	$(179,628)	$153,607	$(1,474,076)
Change in unrealized appreciation or depreciation

Unaffiliated issuers	$142,298	$(1,270,085)	$(9,264,489)

Affiliated issuers	(16)	(282)	170
Futures contracts	(118,917)	93,842	(354,004)
Net unrealized gain (loss)	$23,365	$(1,176,525)	$(9,618,323)
Net realized and unrealized gain (loss)	$(156,263)	$(1,022,918)	$(11,092,399)
Change in net assets from operations	$1,830,094	$3,332,404	$4,126,584

See Notes to Financial Statements

71

Statements of Operations – continued

Year ended 3/31/20	Georgia Fund	Maryland Fund	Massachusetts Fund

Net investment income (loss)
Interest	$3,566,260	$3,673,076	$12,530,639
Dividends from affiliated issuers	66,269	44,279	168,206
Other	602	395	1,218
Total investment income	$3,633,131	$3,717,750	$12,700,063
Expenses

Management fee	$497,407	$456,748	$1,536,140

Distribution and service fees	231,476	217,760	581,252

Shareholder servicing costs	56,756	75,912	263,569

Administrative services fee	25,399	24,227	55,603

Independent Trustees’ compensation	2,001	3,941	10,714

Custodian fee	25,719	21,028	41,492

Shareholder communications	9,207	11,528	17,975

Audit and tax fees	56,049	56,048	56,102

Legal fees	9,610	9,923	30,318

Registration fees	60,941	61,211	74,445
Miscellaneous	29,339	28,901	32,523
Total expenses	$1,003,904	$967,227	$2,700,133

Fees paid indirectly	(122)	(263)	(115)
Reduction of expenses by investment adviser and distributor	(62,561)	(168,119)	(121,693)
Net expenses	$941,221	$798,845	$2,578,325
Net investment income (loss)	$2,691,910	$2,918,905	$10,121,738

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)

Unaffiliated issuers	$(82,240)	$467,059	$(2,653,468)

Affiliated issuers	315	1,016	(588)
Futures contracts	(754,420)	(753,842)	(1,455,588)
Net realized gain (loss)	$(836,345)	$(285,767)	$(4,109,644)
Change in unrealized appreciation or depreciation

Unaffiliated issuers	$(152,969)	$(1,380,181)	$(3,174,824)

Affiliated issuers	(256)	(290)	10
Futures contracts	(115,937)	(176,112)	(316,235)
Net unrealized gain (loss)	$(269,162)	$(1,556,583)	$(3,491,049)
Net realized and unrealized gain (loss)	$(1,105,507)	$(1,842,350)	$(7,600,693)
Change in net assets from operations	$1,586,403	$1,076,555	$2,521,045

See Notes to Financial Statements

72

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 3/31/20	Alabama Fund	Arkansas Fund	California Fund
Change in net assets

From operations
Net investment income (loss)	$1,986,357	$4,355,322	$15,218,983

Net realized gain (loss)	(179,628)	153,607	(1,474,076)
Net unrealized gain (loss)	23,365	(1,176,525)	(9,618,323)
Change in net assets from operations	$1,830,094	$3,332,404	$4,126,584
Total distributions to shareholders	$(1,981,863)	$(4,341,088)	$(14,951,745)
Change in net assets from fund share transactions	$14,281,691	$5,285,713	$153,438,096
Total change in net assets	$14,129,922	$4,277,029	$142,612,935

Net assets
At beginning of period	64,262,785	151,904,329	416,223,711
At end of period	$78,392,707	$156,181,358	$558,836,646

Year ended 3/31/20	Georgia Fund	Maryland Fund	Massachusetts Fund
Change in net assets

From operations
Net investment income (loss)	$2,691,910	$2,918,905	$10,121,738

Net realized gain (loss)	(836,345)	(285,767)	(4,109,644)
Net unrealized gain (loss)	(269,162)	(1,556,583)	(3,491,049)
Change in net assets from operations	$1,586,403	$1,076,555	$2,521,045
Total distributions to shareholders	$(2,708,728)	$(2,932,004)	$(9,982,094)
Change in net assets from fund share transactions	$31,043,555	$18,146,839	$85,452,067
Total change in net assets	$29,921,230	$16,291,390	$77,991,018

Net assets
At beginning of period	86,059,454	89,577,887	281,073,034
At end of period	$115,980,684	$105,869,277	$359,064,052

See Notes to Financial Statements

73

Statements of Changes in Net Assets – continued

Year ended 3/31/19	Alabama Fund	Arkansas Fund	California Fund
Change in net assets

From operations
Net investment income (loss)	$2,191,085	$5,222,740	$14,230,502

Net realized gain (loss)	(98,704)	55,783	368,101
Net unrealized gain (loss)	720,766	1,691,672	5,060,787
Change in net assets from operations	$2,813,147	$6,970,195	$19,659,390
Total distributions to shareholders	$(1,974,686)	$(4,604,311)	$(12,903,267)
Change in net assets from fund share transactions	$4,035,574	$(10,773,492)	$40,248,546
Total change in net assets	$4,874,035	$(8,407,608)	$47,004,669

Net assets
At beginning of period	59,388,750	160,311,937	369,219,042
At end of period	$64,262,785	$151,904,329	$416,223,711

Year ended 3/31/19	Georgia Fund	Maryland Fund	Massachusetts Fund
Change in net assets

From operations
Net investment income (loss)	$2,793,240	$3,307,386	$9,952,546

Net realized gain (loss)	(49,354)	(181,702)	(347,871)
Net unrealized gain (loss)	841,149	661,161	2,830,963
Change in net assets from operations	$3,585,035	$3,786,845	$12,435,638
Total distributions to shareholders	$(2,467,393)	$(2,936,196)	$(8,931,567)
Change in net assets from fund share transactions	$5,652,435	$182,112	$21,236,786
Total change in net assets	$6,770,077	$1,032,761	$24,740,857

Net assets
At beginning of period	79,289,377	88,545,126	256,332,177
At end of period	$86,059,454	$89,577,887	$281,073,034

See Notes to Financial Statements

74

Financial Statements

FINANCIAL HIGHLIGHTS

MFS ALABAMA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$10.15	$10.02	$10.12	$10.49		$10.48

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.36	$0.34	$0.37	(c)	$0.39
Net realized and unrealized gain (loss)	0.02	0.09	(0.10)	(0.37)		(0.01)
Total from investment operations	$0.29	$0.45	$0.24	$0.00	(w)	$0.38

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.32)	$(0.34)	$(0.37)		$(0.37)
Net asset value, end of period (x)	$10.18	$10.15	$10.02	$10.12		$10.49
Total return (%) (r)(s)(t)(x)	2.89	4.63	2.35	(0.07	)(c)	3.75

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.09	1.10	1.07	(c)	1.06

Expenses after expense reductions (f)	0.90	0.90	0.90	0.89	(c)	0.93

Net investment income (loss)	2.56	3.60	3.37	3.61	(c)	3.76

Portfolio turnover	30	19	17	15		16
Net assets at end of period (000 omitted)	$53,321	$51,280	$50,914	$53,883		$52,956

	Year ended
Class B	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$10.15	$10.02	$10.12	$10.49		$10.48

Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.28	$0.27	$0.30	(c)	$0.31
Net realized and unrealized gain (loss)	0.03	0.10	(0.11)	(0.38)		(0.01)
Total from investment operations	$0.22	$0.38	$0.16	$(0.08)		$0.30

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.25)	$(0.26)	$(0.29)		$(0.29)
Net asset value, end of period (x)	$10.18	$10.15	$10.02	$10.12		$10.49
Total return (%) (r)(s)(t)(x)	2.13	3.85	1.59	(0.81	)(c)	2.97

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.84	1.84	1.82	(c)	1.81

Expenses after expense reductions (f)	1.65	1.65	1.65	1.65	(c)	1.68

Net investment income (loss)	1.86	2.85	2.63	2.86	(c)	2.99

Portfolio turnover	30	19	17	15		16
Net assets at end of period (000 omitted)	$176	$250	$303	$467		$614

See Notes to Financial Statements

75

Financial Highlights – continued

MFS ALABAMA MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/20	3/31/19	3/31/18	3/31/17 (i)

Net asset value, beginning of period	$9.67	$9.55	$9.65	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.37	$0.35	$0.38	(c)
Net realized and unrealized gain (loss)	0.04	0.08	(0.11)	(0.36)
Total from investment operations	$0.31	$0.45	$0.24	$0.02

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.33)	$(0.34)	$(0.37)
Net asset value, end of period (x)	$9.70	$9.67	$9.55	$9.65
Total return (%) (r)(s)(t)(x)	3.15	4.83	2.55	0.21	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.84	0.85	0.86	(c)

Expenses after expense reductions (f)	0.65	0.65	0.65	0.64	(c)

Net investment income (loss)	2.77	3.85	3.62	3.84	(c)

Portfolio turnover	30	19	17	15
Net assets at end of period (000 omitted)	$22,796	$11,490	$6,898	$5,876

		Year ended
Class R6		3/31/20	3/31/19	3/31/18 (i)

Net asset value, beginning of period		$9.67	$9.55	$9.76

Income (loss) from investment operations
Net investment income (loss) (d)		$0.28	$0.37	$0.24
Net realized and unrealized gain (loss)		0.03	0.09	(0.22)
Total from investment operations		$0.31	$0.46	$0.02

Less distributions declared to shareholders
From net investment income		$(0.28)	$(0.34)	$(0.23)
Net asset value, end of period (x)		$9.70	$9.67	$9.55
Total return (%) (r)(s)(t)(x)		3.23	4.92	0.25	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.71	0.77	0.84	(a)

Expenses after expense reductions (f)		0.57	0.58	0.58	(a)

Net investment income (loss)		2.85	3.92	3.70	(a)

Portfolio turnover		30	19	17
Net assets at end of period (000 omitted)		$2,100	$1,242	$1,274

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

76

Financial Highlights – continued

MFS ARKANSAS MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$9.80	$9.64	$9.73	$10.07		$10.04

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.33	$0.30	$0.33	(c)	$0.34
Net realized and unrealized gain (loss)	(0.05)	0.12	(0.09)	(0.35)		(0.01)
Total from investment operations	$0.22	$0.45	$0.21	$(0.02)		$0.33

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.29)	$(0.30)	$(0.32)		$(0.30)
Net asset value, end of period (x)	$9.75	$9.80	$9.64	$9.73		$10.07
Total return (%) (r)(s)(t)(x)	2.27	4.74	2.12	(0.25	)(c)	3.36

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.93	0.92	0.92	(c)	0.90

Expenses after expense reductions (f)	0.76	0.77	0.77	0.76	(c)	0.74

Net investment income (loss)	2.77	3.40	3.06	3.33	(c)	3.41

Portfolio turnover	20	14	17	17		11
Net assets at end of period (000 omitted)	$123,979	$121,888	$141,605	$145,392		$160,133

	Year ended
Class B	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$9.81	$9.65	$9.73	$10.08		$10.05

Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.25	$0.23	$0.26	(c)	$0.26
Net realized and unrealized gain (loss)	(0.05)	0.13	(0.09)	(0.37)		(0.01)
Total from investment operations	$0.15	$0.38	$0.14	$(0.11)		$0.25

Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.22)	$(0.22)	$(0.24)		$(0.22)
Net asset value, end of period (x)	$9.76	$9.81	$9.65	$9.73		$10.08
Total return (%) (r)(s)(t)(x)	1.51	3.97	1.47	(1.10	)(c)	2.58

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.68	1.68	1.66	(c)	1.65

Expenses after expense reductions (f)	1.51	1.52	1.52	1.52	(c)	1.51

Net investment income (loss)	2.03	2.64	2.31	2.57	(c)	2.65

Portfolio turnover	20	14	17	17		11
Net assets at end of period (000 omitted)	$1,587	$2,477	$4,209	$5,882		$6,791

See Notes to Financial Statements

77

Financial Highlights – continued

MFS ARKANSAS MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/20	3/31/19	3/31/18	3/31/17 (i)

Net asset value, beginning of period	$9.73	$9.57	$9.65	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.33	$0.31	$0.34	(c)
Net realized and unrealized gain (loss)	(0.05)	0.13	(0.09)	(0.37)
Total from investment operations	$0.23	$0.46	$0.22	$(0.03)

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.30)	$(0.30)	$(0.32)
Net asset value, end of period (x)	$9.68	$9.73	$9.57	$9.65
Total return (%) (r)(s)(t)(x)	2.36	4.86	2.32	(0.28	)(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.68	0.67	0.68	(c)

Expenses after expense reductions (f)	0.66	0.67	0.67	0.67	(c)

Net investment income (loss)	2.86	3.49	3.16	3.43	(c)

Portfolio turnover	20	14	17	17
Net assets at end of period (000 omitted)	$29,078	$26,586	$13,733	$10,733

		Year ended
Class R6		3/31/20	3/31/19	3/31/18 (i)

Net asset value, beginning of period		$9.73	$9.58	$9.78

Income (loss) from investment operations
Net investment income (loss) (d)		$0.29	$0.34	$0.20
Net realized and unrealized gain (loss)		(0.05)	0.11	(0.19)
Total from investment operations		$0.24	$0.45	$0.01

Less distributions declared to shareholders
From net investment income		$(0.29)	$(0.30)	$(0.21)
Net asset value, end of period (x)		$9.68	$9.73	$9.58
Total return (%) (r)(s)(t)(x)		2.44	4.83	0.09	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.59	0.60	0.61	(a)

Expenses after expense reductions (f)		0.58	0.59	0.61	(a)

Net investment income (loss)		2.92	3.58	3.19	(a)

Portfolio turnover		20	14	17
Net assets at end of period (000 omitted)		$1,538	$954	$766
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

78

Financial Highlights – continued

MFS CALIFORNIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$6.04	$5.94	$5.95	$6.14		$6.05

Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.22	$0.23	$0.23	(c)	$0.23
Net realized and unrealized gain (loss)	(0.07)	0.08	(0.02)	(0.21)		0.08
Total from investment operations	$0.11	$0.30	$0.21	$0.02		$0.31

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.20)	$(0.22)	$(0.21)		$(0.22)
Net asset value, end of period (x)	$5.97	$6.04	$5.94	$5.95		$6.14
Total return (%) (r)(s)(t)(x)	1.76	5.21	3.47	0.33	(c)	5.23

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.87	0.88	0.88	(c)	0.88

Expenses after expense reductions (f)	0.70	0.71	0.72	0.72	(c)	0.72

Net investment income (loss)	2.94	3.76	3.75	3.72	(c)	3.78

Portfolio turnover	22	15	15	17		18
Net assets at end of period (000 omitted)	$374,941	$299,882	$272,958	$251,271		$281,670

	Year ended
Class B	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$6.04	$5.94	$5.95	$6.14		$6.05

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.18	$0.18	$0.18	(c)	$0.18
Net realized and unrealized gain (loss)	(0.08)	0.08	(0.02)	(0.20)		0.08
Total from investment operations	$0.06	$0.26	$0.16	$(0.02)		$0.26

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.16)	$(0.17)	$(0.17)		$(0.17)
Net asset value, end of period (x)	$5.97	$6.04	$5.94	$5.95		$6.14
Total return (%) (r)(s)(t)(x)	1.00	4.43	2.69	(0.43	)(c)	4.43

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.62	1.63	1.63	(c)	1.63

Expenses after expense reductions (f)	1.45	1.46	1.48	1.49	(c)	1.49

Net investment income (loss)	2.22	3.01	3.02	2.95	(c)	3.03

Portfolio turnover	22	15	15	17		18
Net assets at end of period (000 omitted)	$1,033	$1,506	$1,913	$2,672		$3,131

See Notes to Financial Statements

79

Financial Highlights – continued

MFS CALIFORNIA MUNICIPAL BOND FUND – continued

	Year ended
Class C	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$6.06	$5.96	$5.97	$6.16		$6.07

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.17	$0.17	$0.17	(c)	$0.17
Net realized and unrealized gain (loss)	(0.08)	0.08	(0.02)	(0.20)		0.08
Total from investment operations	$0.05	$0.25	$0.15	$(0.03)		$0.25

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.15)	$(0.16)	$(0.16)		$(0.16)
Net asset value, end of period (x)	$5.99	$6.06	$5.96	$5.97		$6.16
Total return (%) (r)(s)(t)(x)	0.85	4.26	2.54	(0.55	)(c)	4.27

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.62	1.63	1.63	(c)	1.63

Expenses after expense reductions (f)	1.60	1.61	1.62	1.62	(c)	1.62

Net investment income (loss)	2.05	2.86	2.86	2.82	(c)	2.87

Portfolio turnover	22	15	15	17		18
Net assets at end of period (000 omitted)	$25,552	$22,786	$31,800	$33,950		$33,748

		Year ended
Class I		3/31/20	3/31/19	3/31/18		3/31/17 (i)

Net asset value, beginning of period		$9.83	$9.67	$9.68		$10.00

Income (loss) from investment operations
Net investment income (loss) (d)		$0.31	$0.37	$0.37		$0.38	(c)
Net realized and unrealized gain (loss)		(0.13)	0.13	(0.02)		(0.36)
Total from investment operations		$0.18	$0.50	$0.35		$0.02

Less distributions declared to shareholders
From net investment income		$(0.30)	$(0.34)	$(0.36)		$(0.34)
Net asset value, end of period (x)		$9.71	$9.83	$9.67		$9.68
Total return (%) (r)(s)(t)(x)		1.79	5.27	3.63		0.20	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.61	0.62	0.62		0.63	(c)

Expenses after expense reductions (f)		0.60	0.61	0.61		0.63	(c)

Net investment income (loss)		3.04	3.85	3.83		3.83	(c)

Portfolio turnover		22	15	15		17
Net assets at end of period (000 omitted)		$128,914	$79,276	$56,553		$42,369

See Notes to Financial Statements

80

Financial Highlights – continued

MFS CALIFORNIA MUNICIPAL BOND FUND – continued

	Year ended
Class R6	3/31/20	3/31/19	3/31/18 (i)

Net asset value, beginning of period	$9.82	$9.66	$9.84

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.38	$0.24
Net realized and unrealized gain (loss)	(0.11)	0.12	(0.18)
Total from investment operations	$0.20	$0.50	$0.06

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.34)	$(0.24)
Net asset value, end of period (x)	$9.71	$9.82	$9.66
Total return (%) (r)(s)(t)(x)	1.97	5.36	0.61	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	0.54	0.56	(a)

Expenses after expense reductions (f)	0.52	0.53	0.55	(a)

Net investment income (loss)	3.10	3.92	3.78	(a)

Portfolio turnover	22	15	15
Net assets at end of period (000 omitted)	$28,396	$12,773	$5,995
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

81

Financial Highlights – continued

MFS GEORGIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$10.73	$10.58	$10.68	$11.02		$11.02

Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.36	$0.35	$0.36	(c)	$0.36
Net realized and unrealized gain (loss)	(0.02)	0.11	(0.12)	(0.36)		(0.01)
Total from investment operations	$0.24	$0.47	$0.23	$0.00	(w)	$0.35

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.32)	$(0.33)	$(0.34)		$(0.35)
Net asset value, end of period (x)	$10.70	$10.73	$10.58	$10.68		$11.02
Total return (%) (r)(s)(t)(x)	2.17	4.51	2.15	(0.06	)(c)	3.28

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	1.02	1.04	1.03	(c)	1.03

Expenses after expense reductions (f)	0.90	0.90	0.90	0.90	(c)	0.95

Net investment income (loss)	2.39	3.41	3.26	3.26	(c)	3.32

Portfolio turnover	28	14	12	8		11
Net assets at end of period (000 omitted)	$95,352	$70,456	$65,922	$61,229		$61,065

	Year ended
Class B	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$10.77	$10.62	$10.72	$11.06		$11.06

Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.28	$0.27	$0.28	(c)	$0.28
Net realized and unrealized gain (loss)	(0.03)	0.11	(0.12)	(0.36)		(0.01)
Total from investment operations	$0.16	$0.39	$0.15	$(0.08)		$0.27

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.24)	$(0.25)	$(0.26)		$(0.27)
Net asset value, end of period (x)	$10.74	$10.77	$10.62	$10.72		$11.06
Total return (%) (r)(s)(t)(x)	1.44	3.73	1.40	(0.79	)(c)	2.50

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.77	1.79	1.78	(c)	1.78

Expenses after expense reductions (f)	1.63	1.65	1.65	1.66	(c)	1.70

Net investment income (loss)	1.72	2.67	2.54	2.52	(c)	2.56

Portfolio turnover	28	14	12	8		11
Net assets at end of period (000 omitted)	$261	$399	$563	$1,105		$1,296

See Notes to Financial Statements

82

Financial Highlights – continued

MFS GEORGIA MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/20	3/31/19	3/31/18	3/31/17 (i)

Net asset value, beginning of period	$9.73	$9.60	$9.69	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.35	$0.34	$0.35	(c)
Net realized and unrealized gain (loss)	(0.02)	0.09	(0.11)	(0.33)
Total from investment operations	$0.24	$0.44	$0.23	$0.02

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.31)	$(0.32)	$(0.33)
Net asset value, end of period (x)	$9.70	$9.73	$9.60	$9.69
Total return (%) (r)(s)(t)(x)	2.39	4.70	2.40	0.19	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.70	0.77	0.79	0.80	(c)

Expenses after expense reductions (f)	0.65	0.65	0.65	0.64	(c)

Net investment income (loss)	2.64	3.65	3.49	3.52	(c)

Portfolio turnover	28	14	12	8
Net assets at end of period (000 omitted)	$9,345	$7,834	$6,817	$7,451

		Year ended
Class R6		3/31/20	3/31/19	3/31/18 (i)

Net asset value, beginning of period		$9.73	$9.60	$9.82

Income (loss) from investment operations
Net investment income (loss) (d)		$0.27	$0.36	$0.23
Net realized and unrealized gain (loss)		(0.03)	0.09	(0.23)
Total from investment operations		$0.24	$0.45	$0.00	(w)

Less distributions declared to shareholders
From net investment income		$(0.27)	$(0.32)	$(0.22)
Net asset value, end of period (x)		$9.70	$9.73	$9.60
Total return (%) (r)(s)(t)(x)		2.44	4.77	(0.05	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.65	0.70	0.82	(a)

Expenses after expense reductions (f)		0.60	0.59	0.59	(a)

Net investment income (loss)		2.68	3.72	3.56	(a)

Portfolio turnover		28	14	12
Net assets at end of period (000 omitted)		$11,022	$7,371	$5,988
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

83

Financial Highlights – continued

MFS MARYLAND MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$10.76	$10.65	$10.76	$11.09		$11.13

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.40	$0.38	$0.40	(c)	$0.39
Net realized and unrealized gain (loss)	(0.14)	0.06	(0.12)	(0.35)		(0.05)
Total from investment operations	$0.17	$0.46	$0.26	$0.05		$0.34

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.35)	$(0.37)	$(0.38)		$(0.38)
Net asset value, end of period (x)	$10.62	$10.76	$10.65	$10.76		$11.09
Total return (%) (r)(s)(t)(x)	1.57	4.46	2.39	0.43	(c)	3.09

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	1.01	1.02	0.99	(c)	0.98

Expenses after expense reductions (f)	0.82	0.82	0.82	0.82	(c)	0.87

Net investment income (loss)	2.85	3.77	3.48	3.68	(c)	3.57

Portfolio turnover	27	14	23	17		10
Net assets at end of period (000 omitted)	$83,852	$75,215	$76,993	$80,456		$82,145

	Year ended
Class B	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$10.75	$10.65	$10.76	$11.08		$11.12

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.32	$0.29	$0.32	(c)	$0.31
Net realized and unrealized gain (loss)	(0.13)	0.05	(0.11)	(0.34)		(0.06)
Total from investment operations	$0.10	$0.37	$0.18	$(0.02)		$0.25

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.27)	$(0.29)	$(0.30)		$(0.29)
Net asset value, end of period (x)	$10.62	$10.75	$10.65	$10.76		$11.08
Total return (%) (r)(s)(t)(x)	0.91	3.58	1.62	(0.23	)(c)	2.32

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.76	1.77	1.74	(c)	1.73

Expenses after expense reductions (f)	1.58	1.58	1.58	1.57	(c)	1.62

Net investment income (loss)	2.12	3.01	2.73	2.94	(c)	2.82

Portfolio turnover	27	14	23	17		10
Net assets at end of period (000 omitted)	$1,040	$1,217	$1,331	$1,605		$1,958

See Notes to Financial Statements

84

Financial Highlights – continued

MFS MARYLAND MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/20	3/31/19	3/31/18	3/31/17 (i)

Net asset value, beginning of period	$9.70	$9.61	$9.71	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.38	$0.36	$0.38	(c)
Net realized and unrealized gain (loss)	(0.11)	0.05	(0.11)	(0.30)
Total from investment operations	$0.19	$0.43	$0.25	$0.08

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.34)	$(0.35)	$(0.37)
Net asset value, end of period (x)	$9.58	$9.70	$9.61	$9.71
Total return (%) (r)(s)(t)(x)	1.88	4.61	2.62	0.78	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.76	0.77	0.78	(c)

Expenses after expense reductions (f)	0.58	0.58	0.58	0.57	(c)

Net investment income (loss)	3.07	4.01	3.72	3.85	(c)

Portfolio turnover	27	14	23	17
Net assets at end of period (000 omitted)	$18,140	$11,831	$9,261	$6,437

		Year ended
Class R6		3/31/20	3/31/19	3/31/18 (i)

Net asset value, beginning of period		$9.70	$9.61	$9.81

Income (loss) from investment operations
Net investment income (loss) (d)		$0.30	$0.39	$0.24
Net realized and unrealized gain (loss)		(0.11)	0.05	(0.21)
Total from investment operations		$0.19	$0.44	$0.03

Less distributions declared to shareholders
From net investment income		$(0.31)	$(0.35)	$(0.23)
Net asset value, end of period (x)		$9.58	$9.70	$9.61
Total return (%) (r)(s)(t)(x)		1.93	4.67	0.35	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.68	0.70	0.76	(a)

Expenses after expense reductions (f)		0.52	0.52	0.52	(a)

Net investment income (loss)		3.10	4.07	3.79	(a)

Portfolio turnover		27	14	23
Net assets at end of period (000 omitted)		$2,837	$1,315	$961
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

85

Financial Highlights – continued

MFS MASSACHUSETTS MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$11.04	$10.90	$11.02	$11.43		$11.40

Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.41	$0.42	$0.46	(c)	$0.41
Net realized and unrealized gain (loss)	(0.15)	0.09	(0.13)	(0.46)		0.01
Total from investment operations	$0.18	$0.50	$0.29	$0.00	(w)	$0.42

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.36)	$(0.41)	$(0.41)		$(0.39)
Net asset value, end of period (x)	$10.90	$11.04	$10.90	$11.02		$11.43
Total return (%) (r)(s)(t)(x)	1.61	4.74	2.60	(0.04	)(c)	3.78

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.88	0.89	0.88	(c)	0.88

Expenses after expense reductions (f)	0.83	0.85	0.86	0.85	(c)	0.85

Net investment income (loss)	2.91	3.75	3.82	4.06	(c)	3.66

Portfolio turnover	29	13	19	15		15
Net assets at end of period (000 omitted)	$226,471	$207,565	$202,967	$207,001		$226,552

	Year ended
Class B	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$11.06	$10.92	$11.04	$11.45		$11.42

Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.32	$0.34	$0.37	(c)	$0.33
Net realized and unrealized gain (loss)	(0.15)	0.10	(0.14)	(0.46)		0.00 (w)
Total from investment operations	$0.10	$0.42	$0.20	$(0.09)		$0.33

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.28)	$(0.32)	$(0.32)		$(0.30)
Net asset value, end of period (x)	$10.92	$11.06	$10.92	$11.04		$11.45
Total return (%) (r)(s)(t)(x)	0.84	3.94	1.81	(0.80	)(c)	2.98

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.63	1.64	1.63	(c)	1.63

Expenses after expense reductions (f)	1.60	1.62	1.63	1.62	(c)	1.62

Net investment income (loss)	2.19	2.98	3.06	3.29	(c)	2.88

Portfolio turnover	29	13	19	15		15
Net assets at end of period (000 omitted)	$1,081	$1,664	$1,858	$2,509		$3,206

See Notes to Financial Statements

86

Financial Highlights – continued

MFS MASSACHUSETTS MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/20	3/31/19	3/31/18	3/31/17 (i)

Net asset value, beginning of period	$9.66	$9.54	$9.65	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.38	$0.39	$0.42	(c)
Net realized and unrealized gain (loss)	(0.12)	0.08	(0.12)	(0.39)
Total from investment operations	$0.18	$0.46	$0.27	$0.03

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.34)	$(0.38)	$(0.38)
Net asset value, end of period (x)	$9.54	$9.66	$9.54	$9.65
Total return (%) (r)(s)(t)(x)	1.86	4.95	2.76	0.30	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.62	0.63	0.64	0.64	(c)

Expenses after expense reductions (f)	0.60	0.62	0.63	0.63	(c)

Net investment income (loss)	3.10	3.98	4.00	4.30	(c)

Portfolio turnover	29	13	19	15
Net assets at end of period (000 omitted)	$124,875	$68,669	$49,523	$23,470

		Year ended
Class R6		3/31/20	3/31/19	3/31/18 (i)

Net asset value, beginning of period		$9.67	$9.54	$9.77

Income (loss) from investment operations
Net investment income (loss) (d)		$0.31	$0.38	$0.24
Net realized and unrealized gain (loss)		(0.12)	0.10	(0.21)
Total from investment operations		$0.19	$0.48	$0.03

Less distributions declared to shareholders
From net investment income		$(0.31)	$(0.35)	$(0.26)
Net asset value, end of period (x)		$9.55	$9.67	$9.54
Total return (%) (r)(s)(t)(x)		1.93	5.13	0.26	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.55	0.56	0.58	(a)

Expenses after expense reductions (f)		0.53	0.55	0.57	(a)

Net investment income (loss)		3.15	4.05	3.85	(a)

Portfolio turnover		29	13	19
Net assets at end of period (000 omitted)		$6,636	$3,176	$1,983
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

87

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Alabama Municipal Bond Fund (Alabama Fund), MFS Arkansas Municipal Bond Fund (Arkansas Fund), MFS California Municipal Bond Fund (California Fund), MFS Georgia Municipal Bond Fund (Georgia Fund), MFS Maryland Municipal Bond Fund (Maryland Fund), and MFS Massachusetts Municipal Bond Fund (Massachusetts Fund) are each a diversified series of MFS Municipal Series Trust which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. Each fund invests primarily in municipal instruments, which generally trade in the over-the-counter market. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. Municipal instruments may be supported by insurance which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument. The value of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions in the region or state where the instrument is issued, and the financial condition of municipal issuers and of municipal instrument insurers of which there are a limited number. Also, because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the funds and the overall municipal market. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the funds could be taxable to shareholders.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The funds adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since each fund had historically amortized such premiums to maturity for U.S. GAAP. As a result of the adoption, each fund recognized a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by the amounts noted in the table below:

Alabama Fund	$458,025
Arkansas Fund	1,815,043
California Fund	2,794,689
Georgia Fund	688,937
Maryland Fund	900,281
Massachusetts Fund	1,524,830

Adoption had no impact on each fund’s net assets or any prior period information presented in the financial statements. With respect to each fund’s results of operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Balance Sheet Offsetting – Each fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master

88

Notes to Financial Statements – continued

Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities across transactions between each fund and the applicable counterparty. Each fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to each fund, have been included in each fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under each fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of each fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating each fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine each fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that each fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which each fund determines its net asset value per share.

Various inputs are used in determining the value of each fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of March 31, 2020 in valuing each fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
Alabama Fund

Financial Instruments
Municipal Bonds	$—	$74,404,142	$—	$74,404,142
U.S. Corporate Bonds	—	73,199	—	73,199
Mutual Funds	2,877,210	—	—	2,877,210
Total	$2,877,210	$74,477,341	$—	$77,354,551

Other Financial Instruments
Futures Contracts – Liabilities	$(156,454)	$—	$—	$(156,454)

Arkansas Fund

Financial Instruments
Municipal Bonds	$—	$151,171,786	$—	$151,171,786
U.S. Corporate Bonds	—	182,997	—	182,997
Mutual Funds	3,037,713	—	—	3,037,713
Total	$3,037,713	$151,354,783	$—	$154,392,496

89

Notes to Financial Statements – continued

	Level 1	Level 2	Level 3	Total
California Fund

Financial Instruments
Municipal Bonds	$—	$543,386,100	$—	$543,386,100
U.S. Corporate Bonds	—	695,390	—	695,390
Mutual Funds	3,337,616	—	—	3,337,616
Total	$3,337,616	$544,081,490	$—	$547,419,106

Other Financial Instruments
Futures Contracts – Liabilities	$(601,747)	$—	$—	$(601,747)

Georgia Fund

Financial Instruments
Municipal Bonds	$—	$111,495,655	$—	$111,495,655
U.S. Corporate Bonds	—	146,398	—	146,398
Mutual Funds	1,835,929	—	—	1,835,929
Total	$1,835,929	$111,642,053	$—	$113,477,982

Other Financial Instruments
Futures Contracts – Liabilities	$(168,489)	$—	$—	$(168,489)

Maryland Fund

Financial Instruments
Municipal Bonds	$—	$102,499,359	$—	$102,499,359
U.S. Corporate Bonds	—	146,398	—	146,398
Mutual Funds	1,796,671	—	—	1,796,671
Total	$1,796,671	$102,645,757	$—	$104,442,428

Other Financial Instruments
Futures Contracts – Liabilities	$(228,664)	$—	$—	$(228,664)

Massachusetts Fund

Financial Instruments
Municipal Bonds	$—	$342,913,578	$—	$342,913,578
U.S. Corporate Bonds	—	439,194	—	439,194
Mutual Funds	9,124,769	—	—	9,124,769
Total	$9,124,769	$343,352,772	$—	$352,477,541

Other Financial Instruments
Futures Contracts – Liabilities	$(481,397)	$—	$—	$(481,397)

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The funds use derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the funds during the period were futures contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The funds may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The funds’ period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of the funds’ derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the funds at March 31, 2020 as reported in the Statements of Assets and Liabilities:

			Fair Value (a)

Fund	Risk	Derivative Contracts	Liability Derivatives
Alabama Fund	Interest Rate	Interest Rate Futures	$(156,454)
California Fund	Interest Rate	Interest Rate Futures	(601,747)
Georgia Fund	Interest Rate	Interest Rate Futures	(168,489)
Maryland Fund	Interest Rate	Interest Rate Futures	(228,664)
Massachusetts Fund	Interest Rate	Interest Rate Futures	(481,397)

(a)

Values presented in this table for futures contracts correspond to the values reported in the funds’ Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the funds’ Statements of Assets and Liabilities.

90

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the funds for the year ended March 31, 2020 as reported in the Statements of Operations:

Fund	Risk	Futures Contracts
Alabama Fund	Interest Rate	$(542,764)
Arkansas Fund	Interest Rate	(126,040)
California Fund	Interest Rate	(3,510,254)
Georgia Fund	Interest Rate	(754,420)
Maryland Fund	Interest Rate	(753,842)
Massachusetts Fund	Interest Rate	(1,455,588)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the funds for the year ended March 31, 2020 as reported in the Statements of Operations:

Fund	Risk	Futures Contracts
Alabama Fund	Interest Rate	$(118,917)
Arkansas Fund	Interest Rate	93,842
California Fund	Interest Rate	(354,004)
Georgia Fund	Interest Rate	(115,937)
Maryland Fund	Interest Rate	(176,112)
Massachusetts Fund	Interest Rate	(316,235)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, each fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of each fund’s credit risk to such counterparty equal to any amounts payable by each fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover each fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The funds may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statements of Operations.

Futures Contracts – The funds entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business,

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Notes to Financial Statements – continued

each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

Each fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Fees Paid Indirectly – Each fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by each fund. The amount of the credit, for the year ended March 31, 2020, is shown as a reduction of total expenses in the Statements of Operations.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed each fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, and derivative transactions, as applicable to each fund.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year ended 3/31/20	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Ordinary income (including any short-term capital gains)	$14,525	$35,222	$195,824	$34,341	$61,301	$46,879
Tax-exempt income	1,967,338	4,305,866	14,755,921	2,674,387	2,870,703	9,935,215
Total distributions	$1,981,863	$4,341,088	$14,951,745	$2,708,728	$2,932,004	$9,982,094

Year ended 3/31/19	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Ordinary income (including any short-term capital gains)	$20,750	$160,700	$244,503	$19,398	$12,372	$500,500
Tax-exempt income	1,953,936	4,443,611	12,658,764	2,447,995	2,923,824	8,431,067
Total distributions	$1,974,686	$4,604,311	$12,903,267	$2,467,393	$2,936,196	$8,931,567

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/20	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund

Cost of investments	$74,592,009	$149,811,952	$533,239,133	$110,408,122	$102,139,021	$340,310,090
Gross appreciation	3,383,420	6,290,348	24,140,940	4,273,914	3,636,529	16,215,897
Gross depreciation	(777,332)	(1,709,804)	(10,562,714)	(1,372,543)	(1,561,786)	(4,529,843)
Net unrealized appreciation (depreciation)	$2,606,088	$4,580,544	$13,578,226	$2,901,371	$2,074,743	$11,686,054
Undistributed ordinary income	31,321	34,422	398,946	70,771	19,543	226,236
Undistributed tax-exempt income	232,881	539,837	1,680,064	253,316	546,710	899,734
Capital loss carryforwards	(1,396,066)	(5,844,222)	(6,554,565)	(2,566,178)	(3,373,155)	(9,378,983)
Other temporary differences	(169,649)	(360,828)	(1,368,615)	(236,818)	(255,033)	(855,858)

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Notes to Financial Statements – continued

As of March 31, 2020, each fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Short-Term	$(984,472)	$(2,580,365)	$(4,930,818)	$(1,901,833)	$(2,070,805)	$(8,487,285)
Long-Term	(411,594)	(3,263,857)	(1,623,747)	(664,345)	(1,302,350)	(891,698)
Total	$(1,396,066)	$(5,844,222)	$(6,554,565)	$(2,566,178)	$(3,373,155)	$(9,378,983)

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. Each fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. Each fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Alabama Fund		Arkansas Fund		California Fund

	Year Ended 3/31/20	Year Ended 3/31/19	Year Ended 3/31/20	Year Ended 3/31/19	Year Ended 3/31/20	Year Ended 3/31/19
Class A	$1,383,808	$1,637,250	$3,454,854	$4,027,144	$10,321,915	$9,783,893
Class B	3,904	6,813	43,361	70,976	29,998	44,491
Class C	—	—	—	—	517,209	552,726
Class I	545,211	289,817	808,049	479,446	3,470,554	2,189,523
Class R6	48,940	40,806	34,824	26,745	612,069	332,634
Total	$1,981,863	$1,974,686	$4,341,088	$4,604,311	$14,951,745	$12,903,267

	Georgia Fund		Maryland Fund		Massachusetts Fund

	Year Ended 3/31/20	Year Ended 3/31/19	Year Ended 3/31/20	Year Ended 3/31/19	Year Ended 3/31/20	Year Ended 3/31/19
Class A	$2,191,274	$1,999,684	$2,341,193	$2,502,266	$6,483,058	$6,793,890
Class B	6,083	10,107	26,983	32,351	31,262	45,375
Class I	251,523	242,008	488,867	358,415	3,308,614	2,004,415
Class R6	259,848	215,594	74,961	43,164	159,160	87,887
Total	$2,708,728	$2,467,393	$2,932,004	$2,936,196	$9,982,094	$8,931,567

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to each fund. The management fee is computed daily and paid monthly at an annual rate of 0.45% of each fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the funds’ Board of Trustees. For the year ended March 31, 2020, these management fee reductions amounted to the following, which are included in the reduction of total expenses in the Statements of Operations:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund

$7,498	$15,470	$51,559	$10,937	$10,035	$33,752

The management fee incurred for the year ended March 31, 2020 was equivalent to an annual effective rate of 0.44% of each fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the following funds’ total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of these funds’ average daily net assets:

	Alabama Fund	Georgia Fund	Maryland Fund
Class A	0.90%	0.90%	0.83%
Class B	1.65%	1.65%	1.58%
Class I	0.65%	0.65%	0.58%
Class R6	0.59%	0.60%	0.53%

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Notes to Financial Statements – continued

Effective August 1, 2019, the investment adviser has agreed in writing to pay a portion of the Massachusetts Fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of this fund’s average daily net assets:

Massachusetts Fund
Class A	0.85%
Class B	1.60%
Class I	0.60%
Class R6	0.53%

These written agreements will continue until modified by the funds’ Board of Trustees, but such agreements will continue at least until July 31, 2020. For the year ended March 31, 2020, these reductions amounted to $97,937 for the Alabama Fund, $49,411 for the Georgia Fund, and $151,968 for the Maryland Fund. For the period from August 1, 2019 through March 31, 2020, this reduction amounted to $46,057 for the Massachusetts Fund. Each reduction is included in the reduction of total expenses in the Statements of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended March 31, 2020, as its portion of the initial sales charge on sales of Class A shares of each fund:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund

$8,050	$16,980	$22,182	$15,018	$9,961	$19,106

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Each fund’s distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Class A

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Alabama Fund	—	0.25%	0.25%	0.25%	$135,495
Arkansas Fund	—	0.25%	0.25%	0.10%	313,171
California Fund	—	0.25%	0.25%	0.10%	893,667
Georgia Fund	—	0.25%	0.25%	0.25%	227,965
Maryland Fund	—	0.25%	0.25%	0.24%	205,092
Massachusetts Fund	—	0.25%	0.25%	0.23%	566,683

	Class B

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Alabama Fund	0.75%	0.25%	1.00%	1.00%	$2,113
Arkansas Fund	0.75%	0.25%	1.00%	0.85%	21,427
California Fund	0.75%	0.25%	1.00%	0.85%	13,745
Georgia Fund	0.75%	0.25%	1.00%	0.98%	3,511
Maryland Fund	0.75%	0.25%	1.00%	1.00%	12,668
Massachusetts Fund	0.75%	0.25%	1.00%	1.00%	14,569

	Class C

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
California Fund	0.75%	0.25%	1.00%	1.00%	$259,173

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Total Distribution and Service Fees	$137,608	$334,598	$1,166,585	$231,476	$217,760	$581,252

(d)

In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

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Notes to Financial Statements – continued

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended March 31, 2020, these rebates amounted to the following and are included in the reduction of total expenses in the Statements of Operations:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Class A	$837	$539	$4,123	$2,140	$6,116	$41,868
Class B	—	—	—	73	—	16

Arkansas Fund: MFD has agreed in writing to reduce the Class A and Class B service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2020. For the year ended March 31, 2020, these reductions amounted to $187,904 and $3,217 for Class A and Class B, respectively, and are included in the reduction of total expenses in the Statements of Operations.

California Fund: MFD has agreed in writing to reduce the Class A and Class B service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2020. For the year ended March 31, 2020, these reductions amounted to $536,204 and $2,064 for Class A and Class B, respectively, and are included in the reduction of total expenses in the Statements of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2020, were as follows:

CDSC Imposed	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Class A	$191	$681	$14,099	$1,441	$346	$179
Class B	426	75	2,194	370	827	885
Class C	N/A	N/A	5,659	N/A	N/A	N/A

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the funds’ Board of Trustees. For the year ended March 31, 2020, each fund paid the following fee, which equated to the following annual percentage of each fund’s average daily net assets:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Expenses paid	$2,041	$2,917	$14,233	$2,715	$9,945	$17,043
Percentage of average daily net assets	0.0027%	0.0019%	0.0027%	0.0025%	0.0098%	0.0050%

MFSC also receives payment from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended March 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to the following:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund

$57,205	$120,407	$406,165	$54,041	$65,967	$246,526

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2020 was equivalent to the following annual effective rates of each fund’s average daily net assets:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Percentage of average daily net assets	0.0275%	0.0201%	0.0152%	0.0230%	0.0239%	0.0163%

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to each fund. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, each fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before

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Notes to Financial Statements – continued

December 31, 2001. Effective June 30, 2019, the Alabama Fund, the Arkansas Fund, and the Georgia Fund no longer participate in the DB plan. The DB plan resulted in a pension expense for the following funds. These amounts are included in “Independent Trustees’ compensation” in the Statements of Operations for the year ended March 31, 2020:

California Fund	Maryland Fund	Massachusetts Fund

$860	$706	$721

The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to the following at March 31, 2020, and is included in “Payable for independent Trustees’ compensation” in the Statements of Assets and Liabilities:

California Fund	Maryland Fund	Massachusetts Fund

$5,392	$3,249	$3,232

Other – These funds and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended March 31, 2020, the fee paid by each fund under this agreement amounted to the following and is included in “Miscellaneous” expense in the Statements of Operations:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund

$49	$114	$340	$71	$68	$225

MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

Each fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended March 31, 2020, the following funds engaged in purchase transactions pursuant to this policy:

Fund	Amount
Alabama Fund	$108,319
Arkansas Fund	349,121
California Fund	2,597,687

(4)	Portfolio Securities

For the year ended March 31, 2020, purchases and sales of investments, other than short-term obligations, were as follows:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Purchases	$34,950,707	$35,636,894	$262,598,576	$56,439,640	$44,112,859	$168,177,697
Sales	$21,697,928	$31,479,199	$110,033,505	$29,513,415	$26,626,799	$95,425,279

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Alabama Fund				Arkansas Fund

	Year ended 3/31/20		Year ended 3/31/19		Year ended 3/31/20		Year ended 3/31/19

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold

Class A	934,632	$9,666,873	804,616	$8,024,625	1,833,663	$18,196,899	1,145,081	$11,032,471

Class B	82	847	175	1,749	2,719	27,391	4,901	47,179

Class I	1,747,498	17,227,312	774,532	7,359,941	885,818	8,733,330	1,681,419	16,282,372
Class R6	110,728	1,092,431	52,986	505,469	81,884	807,905	28,821	277,124
	2,792,940	$27,987,463	1,632,309	$15,891,784	2,804,084	$27,765,525	2,860,222	$27,639,146

96

Notes to Financial Statements – continued

	Alabama Fund – continued				Arkansas Fund – continued

	Year ended 3/31/20		Year ended 3/31/19		Year ended 3/31/20		Year ended 3/31/19

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions

Class A	118,172	$1,223,757	142,690	$1,424,396	321,051	$3,189,040	387,669	$3,737,120

Class B	297	3,069	568	5,673	4,363	43,361	7,284	70,267

Class I	33,840	334,414	20,801	198,014	74,226	732,002	40,451	387,097
Class R6	4,954	48,926	4,290	40,806	3,530	34,824	2,795	26,745
	157,263	$1,610,166	168,349	$1,668,889	403,170	$3,999,227	438,199	$4,221,229

Shares reacquired

Class A	(869,315)	$(8,948,909)	(976,415)	$(9,734,286)	(1,874,713)	$(18,568,920)	(3,779,791)	$(36,577,667)

Class B	(7,764)	(80,654)	(6,352)	(63,202)	(96,960)	(948,997)	(195,756)	(1,883,503)

Class I	(619,915)	(6,016,316)	(329,702)	(3,136,724)	(688,030)	(6,723,372)	(423,873)	(4,043,459)
Class R6	(27,665)	(270,059)	(62,247)	(590,887)	(24,556)	(237,750)	(13,572)	(129,238)
	(1,524,659)	$(15,315,938)	(1,374,716)	$(13,525,099)	(2,684,259)	$(26,479,039)	(4,412,992)	$(42,633,867)

Net change

Class A	183,489	$1,941,721	(29,109)	$(285,265)	280,001	$2,817,019	(2,247,041)	$(21,808,076)

Class B	(7,385)	(76,738)	(5,609)	(55,780)	(89,878)	(878,245)	(183,571)	(1,766,057)

Class I	1,161,423	11,545,410	465,631	4,421,231	272,014	2,741,960	1,297,997	12,626,010
Class R6	88,017	871,298	(4,971)	(44,612)	60,858	604,979	18,044	174,631
	1,425,544	$14,281,691	425,942	$4,035,574	522,995	$5,285,713	(1,114,571)	$(10,773,492)

	California Fund				Georgia Fund

	Year ended 3/31/20		Year ended 3/31/19		Year ended 3/31/20		Year ended 3/31/19

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold

Class A	21,682,795	$133,751,600	11,751,370	$69,448,845	3,588,416	$39,152,664	1,355,979	$14,298,908

Class B	5,239	31,939	26,721	156,765	2,105	22,865	5,192	54,901

Class C	1,790,349	11,063,365	1,020,829	6,069,419	—	—	—	—

Class I	7,523,674	75,138,059	4,575,310	43,948,441	446,342	4,423,409	383,666	3,659,719
Class R6	1,996,232	20,070,657	1,030,911	9,912,259	573,041	5,692,331	226,976	2,176,866
	32,998,289	$240,055,620	18,405,141	$129,535,729	4,609,904	$49,291,269	1,971,813	$20,190,394

Shares issued to shareholders in reinvestment of distributions

Class A	1,470,511	$9,095,146	1,447,536	$8,571,006	186,038	$2,036,227	174,154	$1,837,427

Class B	4,793	29,616	7,479	44,280	379	4,157	721	7,638

Class C	71,952	446,218	80,958	481,001	—	—	—	—

Class I	242,123	2,438,153	153,419	1,479,674	18,480	183,409	18,063	172,725
Class R6	60,792	611,771	34,521	332,634	26,165	259,848	22,528	215,594
	1,850,171	$12,620,904	1,723,913	$10,908,595	231,062	$2,483,641	215,466	$2,233,384

Shares reacquired

Class A	(10,000,799)	$(60,676,740)	(9,481,467)	$(55,947,273)	(1,429,577)	$(15,378,751)	(1,189,748)	$(12,514,426)

Class B	(86,383)	(530,112)	(106,830)	(630,692)	(15,172)	(167,309)	(21,842)	(231,125)

Class C	(1,356,632)	(8,346,672)	(2,676,276)	(15,863,179)	—	—	—	—

Class I	(2,561,525)	(25,415,024)	(2,510,569)	(24,060,626)	(306,845)	(3,001,216)	(306,615)	(2,920,884)
Class R6	(432,454)	(4,269,880)	(385,179)	(3,694,008)	(220,912)	(2,184,079)	(115,600)	(1,104,908)
	(14,437,793)	$(99,238,428)	(15,160,321)	$(100,195,778)	(1,972,506)	$(20,731,355)	(1,633,805)	$(16,771,343)

97

Notes to Financial Statements – continued

	California Fund – continued				Georgia Fund – continued

	Year ended 3/31/20		Year ended 3/31/19		Year ended 3/31/20		Year ended 3/31/19

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net change

Class A	13,152,507	$82,170,006	3,717,439	$22,072,578	2,344,877	$25,810,140	340,385	$3,621,909

Class B	(76,351)	(468,557)	(72,630)	(429,647)	(12,688)	(140,287)	(15,929)	(168,586)

Class C	505,669	3,162,911	(1,574,489)	(9,312,759)	—	—	—	—

Class I	5,204,272	52,161,188	2,218,160	21,367,489	157,977	1,605,602	95,114	911,560
Class R6	1,624,570	16,412,548	680,253	6,550,885	378,294	3,768,100	133,904	1,287,552
	20,410,667	$153,438,096	4,968,733	$40,248,546	2,868,460	$31,043,555	553,474	$5,652,435

	Maryland Fund				Massachusetts Fund

	Year ended 3/31/20		Year ended 3/31/19		Year ended 3/31/20		Year ended 3/31/19

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold

Class A	1,779,229	$19,474,987	1,210,203	$12,837,273	5,375,306	$60,294,523	3,779,063	$40,886,507

Class B	13,122	141,270	15,694	166,296	189	2,100	10,930	119,307

Class I	898,148	8,831,357	557,025	5,340,122	8,201,325	80,663,060	3,601,166	34,166,606
Class R6	196,150	1,931,715	47,879	458,594	437,534	4,297,124	175,388	1,665,389
	2,886,649	$30,379,329	1,830,801	$18,802,285	14,014,354	$145,256,807	7,566,547	$76,837,809

Shares issued to shareholders in reinvestment of distributions

Class A	172,011	$1,878,639	191,420	$2,033,205	510,733	$5,745,240	547,516	$5,943,231

Class B	2,028	22,136	2,722	28,905	2,678	30,149	3,844	41,796

Class I	37,355	368,269	26,720	256,056	293,672	2,893,008	178,163	1,692,561
Class R6	7,600	74,961	4,506	43,164	16,143	159,160	9,244	87,887
	218,994	$2,344,005	225,368	$2,361,330	823,226	$8,827,557	738,767	$7,765,475

Shares reacquired

Class A	(1,049,647)	$(11,285,559)	(1,639,579)	$(17,356,831)	(3,917,200)	$(42,998,175)	(4,144,935)	$(44,772,721)

Class B	(30,330)	(333,959)	(30,242)	(321,145)	(54,366)	(609,183)	(34,512)	(375,384)

Class I	(261,793)	(2,546,598)	(328,658)	(3,142,092)	(2,515,254)	(24,191,702)	(1,862,808)	(17,614,182)
Class R6	(43,223)	(410,379)	(16,897)	(161,435)	(87,124)	(833,237)	(63,863)	(604,211)
	(1,384,993)	$(14,576,495)	(2,015,376)	$(20,981,503)	(6,573,944)	$(68,632,297)	(6,106,118)	$(63,366,498)

Net change

Class A	901,593	$10,068,067	(237,956)	$(2,486,353)	1,968,839	$23,041,588	181,644	$2,057,017

Class B	(15,180)	(170,553)	(11,826)	(125,944)	(51,499)	(576,934)	(19,738)	(214,281)

Class I	673,710	6,653,028	255,087	2,454,086	5,979,743	59,364,366	1,916,521	18,244,985
Class R6	160,527	1,596,297	35,488	340,323	366,553	3,623,047	120,769	1,149,065
	1,720,650	$18,146,839	40,793	$182,112	8,263,636	$85,452,067	2,199,196	$21,236,786

Class T shares were not publicly available for sale during the period. Please see each fund’s prospectus for details.

Effective June 1, 2019, purchases of each fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see each fund’s prospectus for details.

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary

98

Notes to Financial Statements – continued

financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended March 31, 2020, each fund’s commitment fee and interest expense were as follows and are included in “Miscellaneous” expense in the Statements of Operations:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Commitment Fee	$440	$916	$2,984	$628	$556	$1,904
Interest Expense	—	—	—	—	—	—

(7)	Investments in Affiliated Issuers

An affiliated issuer of a fund may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the MFS Institutional Money Market Portfolio to be an affiliated issuer. Each fund’s transactions in the MFS Institutional Money Market Portfolio for the year ended March 31, 2020, are as follows:

	Affiliated Issuer - MFS Institutional Money Market Portfolio

	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
Alabama Fund	$267,171	$38,436,723	$35,826,543	$(125)	$(16)	$2,877,210
Arkansas Fund	3,016,600	36,870,625	36,849,379	149	(282)	3,037,713
California Fund	11,566,146	201,836,803	210,065,854	351	170	3,337,616
Georgia Fund	1,286,347	53,099,986	52,550,463	315	(256)	1,835,929
Maryland Fund	1,803,289	43,286,110	43,293,454	1,016	(290)	1,796,671
Massachusetts Fund	7,689,228	145,573,579	144,137,460	(588)	10	9,124,769

					Dividend Income	Capital Gain Distributions
Alabama Fund					$43,796	$—
Arkansas Fund					30,628	—
California Fund					251,600	—
Georgia Fund					66,269	—
Maryland Fund					44,279	—
Massachusetts Fund					168,206	—

(8)	Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of each fund’s investments and each fund’s performance.

99

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund and MFS Massachusetts Municipal Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund and MFS Massachusetts Municipal Bond Fund (the “Funds”), including the portfolios of investments, as of March 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 15, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

100

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of May 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 64)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark(k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo(k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

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Trustees and Officers – continued

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, MA 02199-7618

Distributor

MFS Fund Distributors, Inc.

111 Huntington Avenue

Boston, MA 02199-7618

Portfolio Manager(s)

Michael Dawson

Custodian JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245 Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

103

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the funds pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of each fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about each fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, the following percentages were designated as exempt interest dividends for federal income tax purposes. If each fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

Exempt Interest Dividends
Alabama Fund	99.27%
Arkansas Fund	99.19%
California Fund	98.69%
Georgia Fund	98.73%
Maryland Fund	97.91%
Massachusetts Fund	99.53%

104

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

105

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

106

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT US

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

March 31, 2020

MFS® Municipal Series Trust

For the states of:

Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MSTB-ANN

MFS® Municipal Series Trust

For the states of: Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

During the first quarter of 2020, equity prices experienced their fastest 30% fall in history and market volatility reached levels not seen since the global financial crisis. Optimism heading into the year — on receding trade and geopolitical risk along with easier central bank policies — was overwhelmed in February as the health effects of a novel coronavirus, COVID-19, spread beyond China’s borders, ultimately impacting more than 187 countries. The global pandemic prompted many governments to take drastic action to slow the spread of the virus, such as quarantines, school and business closures, and prohibitions on public gatherings. While these were important steps to protect the public health, they came at a cost: greater market volatility and an abrupt downturn in economic growth.

Global central banks have taken aggressive, coordinated steps to cushion the economic and market fallout related to the virus, and governments are undertaking unprecedented levels of fiscal stimulus. As uncertainty recedes, these measures can help build a supportive environment and encourage economic recovery. In the aftermath of the crisis, there are likely to be societal changes as households, businesses, and governments adjust to a new reality, and these alterations could change the investment landscape. Occurrences such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and our global research platform has been built to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

May 15, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

MFS Mississippi Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
General Obligations – General Purpose	21.5%
Universities – Colleges	12.4%
General Obligations – Schools	12.0%
Healthcare Revenue – Hospitals	11.1%
State & Local Agencies	9.5%

Composition including fixed income credit quality (a)(i)
AAA	6.2%
AA	48.0%
A	27.1%
BBB	5.7%
BB	3.1%
B	0.5%
CC	0.2%
C	3.2%
D	1.7%
Not Rated	1.6%
Cash & Cash Equivalents	0.7%
Other	2.0%

Portfolio facts (i)
Average Duration (d)	6.1
Average Effective Maturity (m)	14.6 yrs.

Jurisdiction (i)
Mississippi	74.8%
Puerto Rico	8.5%
Massachusetts	2.8%
Guam	1.6%
Illinois	1.4%
California	1.2%
South Carolina	1.0%
Michigan	0.9%
Alabama	0.8%
New Jersey	0.8%
Ohio	0.8%
Iowa	0.7%
Pennsylvania	0.6%
Virginia	0.6%
Texas	0.6%
Colorado	0.5%
Connecticut	0.5%
Maryland	0.4%
Kentucky	0.4%
Tennessee	0.3%
Florida	0.1%
U.S. Treasury Securities (j)	(2.0)%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(j)	For the purpose of managing the fund’s duration, the fund holds treasury futures with a bond equivalent exposure of (2.0)%, which impacts the fund’s interest rate exposure but not its credit exposure.
(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of March 31, 2020.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS New York Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	12.6%
Water & Sewer Utility Revenue	11.7%
Tax Assessment	9.6%
Healthcare Revenue – Hospitals	9.0%
General Obligations – General Purpose	8.1%

Composition including fixed income credit quality (a)(i)
AAA	8.8%
AA	33.5%
A	25.7%
BBB	14.6%
BB	1.8%
B	0.4%
CCC	0.5%
CC	0.1%
C	2.8%
D	2.1%
Not Rated	7.7%
Cash & Cash Equivalents	1.0%
Other	1.0%

Portfolio facts (i)
Average Duration (d)	6.7
Average Effective Maturity (m)	17.4 yrs.

Jurisdiction (i)
New York	81.9%
Puerto Rico	8.2%
Guam	1.4%
New Jersey	1.3%
Ohio	1.1%
Illinois	1.0%
Colorado	0.9%
Florida	0.7%
Texas	0.6%
Michigan	0.6%
Pennsylvania	0.5%
Alabama	0.3%
Indiana	0.2%
Louisiana	0.2%
Virginia	0.1%
Mississippi (o)	0.0%
U.S. Treasury Securities (j)	(1.0)%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(j)	For the purpose of managing the fund’s duration, the fund holds treasury futures with a bond equivalent exposure of (1.0)%, which impacts the fund’s interest rate exposure but not its credit exposure.
(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of March 31, 2020.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS North Carolina Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	20.2%
Healthcare Revenue – Hospitals	14.9%
State & Local Agencies	14.5%
Airport Revenue	7.9%
Water & Sewer Utility Revenue	6.8%

Composition including fixed income credit quality (a)(i)
AAA	4.7%
AA	39.2%
A	28.3%
BBB	9.5%
BB	0.9%
CCC	0.5%
CC	0.6%
C	2.5%
D	1.7%
Not Rated	5.8%
Cash & Cash Equivalents	3.3%
Other	3.0%

Portfolio facts (i)
Average Duration (d)	6.8
Average Effective Maturity (m)	17.1 yrs.

Jurisdiction (i)
North Carolina	72.4%
Puerto Rico	8.2%
Pennsylvania	1.8%
Illinois	1.6%
California	1.6%
Virginia	1.4%
Guam	1.2%
New Jersey	1.1%
Georgia	1.1%
Ohio	1.1%
New York	1.0%
Texas	0.8%
Tennessee	0.5%
Connecticut	0.4%
Colorado	0.4%
Maryland	0.4%
South Carolina	0.4%
Alabama	0.3%
Michigan	0.3%
Indiana	0.2%
Louisiana	0.2%
Florida	0.2%
Washington DC	0.1%
U.S. Treasury Securities (j)	(3.0)%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(j)	For the purpose of managing the fund’s duration, the fund holds treasury futures with a bond equivalent exposure of (3.0)%, which impacts the fund’s interest rate exposure but not its credit exposure.
(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of March 31, 2020.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Pennsylvania Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	20.2%
General Obligations – Schools	12.3%
Water & Sewer Utility Revenue	10.2%
Universities – Colleges	9.1%
State & Local Agencies	6.7%

Composition including fixed income credit quality (a)(i)
AAA	0.7%
AA	24.1%
A	39.9%
BBB	14.7%
BB	5.1%
B	0.3%
CCC	0.2%
CC	0.1%
C	2.6%
D	1.8%
Not Rated	6.8%
Cash & Cash Equivalents	2.0%
Other	1.7%

Portfolio facts (i)
Average Duration (d)	6.6
Average Effective Maturity (m)	17.1 yrs.

Jurisdiction (i)
Pennsylvania	79.5%
Puerto Rico	7.5%
Illinois	2.1%
New Jersey	1.2%
Colorado	1.1%
California	1.1%
Michigan	1.0%
Guam	0.8%
Ohio	0.8%
Texas	0.5%
Florida	0.5%
Kentucky	0.5%
Tennessee	0.3%
Alabama	0.3%
Indiana	0.2%
Louisiana	0.2%
Georgia	0.2%
Virginia	0.1%
Nebraska	0.1%
U.S. Treasury Securities (j)	(1.7)%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(j)	For the purpose of managing the fund’s duration, the fund holds treasury futures with a bond equivalent exposure of (1.7)%, which impacts the fund’s interest rate exposure but not its credit exposure.
(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of March 31, 2020.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS South Carolina Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	15.8%
Water & Sewer Utility Revenue	14.6%
State & Local Agencies	9.3%
General Obligations – Schools	8.8%
Transportation – Special Tax	8.7%

Composition including fixed income credit quality (a)(i)
AAA	1.8%
AA	34.0%
A	41.6%
BBB	7.0%
BB	1.6%
CCC	0.1%
CC	0.1%
C	2.6%
D	1.7%
Not Rated	7.0%
Cash & Cash Equivalents	2.5%

Portfolio facts (i)
Average Duration (d)	6.2
Average Effective Maturity (m)	14.9 yrs.

Jurisdiction (i)
South Carolina	74.6%
Puerto Rico	7.7%
Illinois	2.4%
Pennsylvania	1.8%
New Jersey	1.2%
California	1.2%
Georgia	0.9%
Alabama	0.8%
Ohio	0.8%
Guam	0.7%
Tennessee	0.7%
Kentucky	0.6%
Texas	0.6%
Michigan	0.6%
Florida	0.5%
Virginia	0.5%
Colorado	0.4%
Connecticut	0.4%
Maryland	0.4%
Nebraska	0.4%
Louisiana	0.1%
New Hampshire	0.1%
Washington DC	0.1%
Indiana (o)	0.0%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of March 31, 2020.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Tennessee Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	18.5%
General Obligations – General Purpose	13.0%
Water & Sewer Utility Revenue	8.8%
Universities – Colleges	8.7%
Airports	6.9%

Composition including fixed income credit quality (a)(i)
AAA	5.3%
AA	33.2%
A	27.9%
BBB	18.2%
BB	2.4%
CC	0.2%
C	3.2%
D	1.9%
Not Rated	4.4%
Cash & Cash Equivalents	1.5%
Other	1.8%

Portfolio facts (i)
Average Duration (d)	6.7
Average Effective Maturity (m)	15.8 yrs.

Jurisdiction (i)
Tennessee	72.4%
Puerto Rico	9.0%
Guam	2.8%
Pennsylvania	1.6%
New Jersey	1.5%
Illinois	1.4%
Kentucky	1.1%
New York	1.1%
Florida	0.9%
Alabama	0.9%
South Carolina	0.8%
Iowa	0.7%
Virginia	0.7%
Ohio	0.6%
Connecticut	0.5%
Colorado	0.5%
Maryland	0.5%
Virgin Islands	0.4%
Texas	0.3%
Georgia	0.3%
Washington DC	0.2%
Michigan	0.1%
Nebraska	0.1%
Mississippi	0.1%
U.S. Treasury Securities (j)	(1.8)%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(j)	For the purpose of managing the fund’s duration, the fund holds treasury futures with a bond equivalent exposure of (1.8)%, which impact the fund’s interest rate exposure but not its credit exposure.
(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of March 31, 2020.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Virginia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	16.5%
Water & Sewer Utility Revenue	12.0%
State & Local Agencies	12.0%
Universities – Colleges	10.9%
General Obligations – General Purpose	10.6%

Composition including fixed income credit quality (a)(i)
AAA	17.1%
AA	43.8%
A	14.0%
BBB	11.6%
BB	1.3%
B	0.3%
CCC	0.2%
CC	0.3%
C	2.7%
D	1.8%
Not Rated	4.9%
Cash & Cash Equivalents	0.3%
Other	1.7%

Portfolio facts (i)
Average Duration (d)	6.8
Average Effective Maturity (m)	16.3 yrs.

Jurisdiction (i)
Virginia	75.3%
Puerto Rico	8.5%
Washington DC	6.3%
Illinois	1.7%
Pennsylvania	1.6%
Guam	1.4%
Colorado	1.0%
Ohio	0.8%
Tennessee	0.7%
New York	0.6%
Massachusetts	0.6%
Texas	0.5%
New Jersey	0.5%
Maryland	0.4%
California	0.4%
Alabama	0.3%
Louisiana	0.2%
Iowa	0.2%
Michigan	0.1%
Indiana	0.1%
U.S. Treasury Securities (j)	(3.2)%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(j)	For the purpose of managing the fund’s duration, the fund holds treasury futures with a bond equivalent exposure of (3.2)%, which impacts the fund’s interest rate exposure but not its credit exposure.
(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and/or the leverage created through the issuance of self-deposited inverse floaters (and may be negative).

Percentages are based on net assets as of March 31, 2020.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS West Virginia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	20.1%
Universities – Colleges	14.3%
Water & Sewer Utility Revenue	12.8%
Miscellaneous Revenue – Other	10.3%
State & Local Agencies	7.7%

Composition including fixed income credit quality (a)(i)
AAA	2.9%
AA	24.3%
A	46.3%
BBB	9.6%
BB	2.4%
CC	1.2%
C	3.1%
D	1.6%
Not Rated	10.1%
Cash & Cash Equivalents	0.8%
Other	(2.3)%

Portfolio facts (i)
Average Duration (d)	5.4
Average Effective Maturity (m)	14.4 yrs.

Jurisdiction (i)
West Virginia	73.2%
Puerto Rico	9.2%
Guam	2.5%
U.S. Treasury Securities (j)	2.3%
New York	1.6%
Illinois	1.3%
Florida	1.3%
U.S. Virgin Islands	1.0%
Kentucky	1.0%
Alabama	0.9%
Michigan	0.9%
South Carolina	0.8%
Texas	0.8%
North Carolina	0.8%
Tennessee	0.6%
Massachusetts	0.6%
Ohio	0.6%
California	0.5%
Maryland	0.5%
Indiana	0.4%
New Jersey	0.2%
Pennsylvania	0.2%
Virginia	0.1%
New Hampshire	0.1%
Mississippi	0.1%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(j)	For the purpose of managing the fund’s duration, the fund holds treasury futures with a bond equivalent exposure of 2.3%, which reduce the fund’s interest rate exposure but not its credit exposure.
(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of March 31, 2020.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended March 31, 2020, Class A shares, at net asset value, of the municipal bond funds of Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia and West Virginia underperformed the Bloomberg Barclays Municipal Bond Index. The performance for the individual funds and the benchmark are set forth in the Performance Summary.

Market Environment

Market volatility soared at the end of the period as COVID-19, the illness caused by the novel coronavirus first detected in China, spread around the world in early 2020. Government-imposed social distancing measures taken to slow the spread of the virus forced the shutdown of large portions of the global economy. In an attempt to limit the economic fallout from the crisis, central bankers and policymakers took a variety of actions, unprecedented in both size and speed, but despite their best efforts, a global recession has undoubtedly begun. Given the unique circumstances surrounding the genesis of the downturn, it is difficult to forecast how long the crisis will linger.

High levels of investor uncertainty saw equity prices plunge, market volatility rise and large segments of global fixed income markets freeze as investors sought liquidity wherever they could find it. Central banks around the world quickly put programs in place to improve liquidity, and they proved largely successful, helping to recover market function and ease volatility at the end of the period. Compounding market turmoil was an oil price war between Saudi Arabia and Russia over the size of production cuts amid a burgeoning supply glut as the global economy rapidly slowed. That action undercut oil exporters, many emerging markets and a large segment of the high-yield credit market.

As is often the case in a serious crisis, market vulnerabilities were revealed. For example, companies that added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks may find it difficult to follow that path in the future, and investors may not reward that behavior if they do. Very long supply chains designed to squeeze out every bit of savings may be shifted closer to home markets if companies seek to emphasize resiliency over cost after a series of supply disruptions. Consumer, business and government behavior could all be impacted by the after-effects of the global pandemic in ways it will be difficult to forecast.

Over the past year, municipal bonds delivered modest positive performance, fueled by lower US Treasury rates and supportive fundamentals and technicals for most of the period. Longer-duration and higher-quality segments of the market outperformed. Each sector produced modest positive performance, with sectors perceived as higher quality outperforming. The favorable backdrop for municipals changed abruptly in March, impacted by the economic slowdown associated with limiting the spread of the coronavirus. The revenues of municipalities were, and continue to be, affected by both declining tax receipts and the increased costs brought on by the response to the outbreak. The fundamentals of many sectors will be impacted by the slowdown. Federal assistance will help in the effort to meet the challenges; however, the selection of sectors and issuers will likely increase in importance over the coming months.

Factors Affecting Performance

In all funds, an out-of-benchmark exposure to non-rated (r) securities weighed on performance relative to the Bloomberg Barclays Municipal Bond Index. The combination of security selection and a greater exposure to Puerto Rican bonds further held back relative performance across all funds.

In contrast, bond selection within the health care sector across all funds, and within the leasing sector in all funds, with the exception of the municipal bond funds of New York and Tennessee, benefited relative performance. Security selection within “AA” rated securities in all funds, with the exception of the municipal bond fund of New York, also aided relative results. Yield curve positioning (y), particularly a greater exposure to shifts in the long end of the yield curve, was another area of relative strength for all funds.

Respectfully,

Portfolio Manager(s)

Michael Dawson

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 3/31/20

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Each fund’s results have been compared to the Barclays Municipal Bond Index, a market capitalization-weighted index that measures the performance of the tax-exempt bond market. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issued within the 50 states and the District of Columbia as well as U.S. territories and possessions such as Guam, Puerto Rico, and the Virgin Islands, while each of the funds invests a large percentage of its assets in municipal issuers of the state that is in the fund’s name. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Mississippi Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)

A	8/06/92	2.80%	2.47%	3.44%	N/A

B	9/07/93	2.14%	1.80%	2.74%	N/A

I	4/01/16	2.79%	N/A	N/A	2.28%
R6	8/01/17	2.85%	N/A	N/A	2.69%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		3.85%	3.19%	4.15%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(1.57)%	1.59%	2.99%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.86)%	1.44%	2.74%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS New York Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)

A	6/06/88	2.08%	2.79%	3.62%	N/A

B	9/07/93	1.32%	2.02%	2.85%	N/A

C	12/11/00	1.32%	2.02%	2.84%	N/A

I	4/01/16	2.25%	N/A	N/A	2.72%
R6	8/01/17	2.31%	N/A	N/A	2.84%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		3.85%	3.19%	4.15%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(2.26)%	1.90%	3.17%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.65)%	1.66%	2.85%	N/A
C With CDSC (1% for 12 months) (v)		0.32%	2.02%	2.84%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS North Carolina Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)

A	10/31/84	1.55%	2.27%	3.30%	N/A

B	9/07/93	0.88%	1.52%	2.54%	N/A

C	1/03/94	0.88%	1.52%	2.54%	N/A

I	4/01/16	1.87%	N/A	N/A	2.27%
R6	8/01/17	1.94%	N/A	N/A	2.47%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		3.85%	3.19%	4.15%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(2.76)%	1.39%	2.85%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(3.07)%	1.16%	2.54%	N/A
C With CDSC (1% for 12 months) (v)		(0.11)%	1.52%	2.54%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Pennsylvania Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)

A	2/01/93	2.97%	3.13%	3.90%	N/A

B	9/07/93	2.21%	2.36%	3.12%	N/A

I	4/01/16	3.06%	N/A	N/A	3.00%
R6	8/01/17	3.13%	N/A	N/A	3.31%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		3.85%	3.19%	4.15%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(1.40)%	2.24%	3.45%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.78)%	2.00%	3.12%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS South Carolina Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)

A	10/31/84	2.44%	2.42%	3.22%	N/A

B	9/07/93	1.59%	1.66%	2.44%	N/A

I	4/01/16	2.63%	N/A	N/A	2.42%
R6	8/01/17	2.68%	N/A	N/A	2.81%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		3.85%	3.19%	4.15%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(1.92)%	1.54%	2.77%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.39)%	1.30%	2.44%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Tennessee Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)

A	8/12/88	1.13%	2.16%	3.14%	N/A

B	9/07/93	0.48%	1.43%	2.39%	N/A

I	4/01/16	1.46%	N/A	N/A	2.13%
R6	8/01/17	1.54%	N/A	N/A	2.30%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		3.85%	3.19%	4.15%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(3.17)%	1.28%	2.69%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(3.45)%	1.06%	2.39%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Virginia Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)

A	10/31/84	2.22%	2.56%	3.32%	N/A

B	9/07/93	1.46%	1.78%	2.54%	N/A

C	1/03/94	1.36%	1.77%	2.54%	N/A

I	4/01/16	2.47%	N/A	N/A	2.47%
R6	8/01/17	2.55%	N/A	N/A	2.84%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		3.85%	3.19%	4.15%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(2.13)%	1.67%	2.87%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.52)%	1.41%	2.54%	N/A
C With CDSC (1% for 12 months) (v)		0.37%	1.77%	2.54%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS West Virginia Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)

A	10/31/84	2.75%	2.44%	3.32%	N/A

B	9/07/93	1.98%	1.69%	2.56%	N/A

I	4/01/16	2.95%	N/A	N/A	2.51%
R6	8/01/17	3.02%	N/A	N/A	2.85%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		3.85%	3.19%	4.15%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(1.62)%	1.55%	2.87%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.00)%	1.33%	2.56%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return

Performance Summary – continued

from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, October 1, 2019 through March 31, 2020

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2019 through March 31, 2020.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MFS MISSISSIPPI MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/19	Ending Account Value 3/31/20	Expenses Paid During Period (p) 10/01/19-3/31/20
A	Actual	0.81%	$1,000.00	$992.72	$4.04
	Hypothetical (h)	0.81%	$1,000.00	$1,020.95	$4.09
B	Actual	1.46%	$1,000.00	$988.53	$7.26
	Hypothetical (h)	1.46%	$1,000.00	$1,017.70	$7.36
I	Actual	0.71%	$1,000.00	$992.14	$3.54
	Hypothetical (h)	0.71%	$1,000.00	$1,021.45	$3.59
R6	Actual	0.64%	$1,000.00	$992.39	$3.19
	Hypothetical (h)	0.64%	$1,000.00	$1,021.80	$3.23

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Tables – continued

MFS NEW YORK MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/19	Ending Account Value 3/31/20	Expenses Paid During Period (p) 10/01/19-3/31/20
A	Actual	0.87%	$1,000.00	$980.58	$4.31
	Hypothetical (h)	0.87%	$1,000.00	$1,020.65	$4.39
B	Actual	1.63%	$1,000.00	$976.83	$8.06
	Hypothetical (h)	1.63%	$1,000.00	$1,016.85	$8.22
C	Actual	1.63%	$1,000.00	$975.98	$8.05
	Hypothetical (h)	1.63%	$1,000.00	$1,016.85	$8.22
I	Actual	0.63%	$1,000.00	$980.61	$3.12
	Hypothetical (h)	0.63%	$1,000.00	$1,021.85	$3.18
R6	Actual	0.55%	$1,000.00	$980.97	$2.72
	Hypothetical (h)	0.55%	$1,000.00	$1,022.25	$2.78
MFS NORTH CAROLINA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/19	Ending Account Value 3/31/20	Expenses Paid During Period (p) 10/01/19-3/31/20
A	Actual	0.84%	$1,000.00	$978.85	$4.16
	Hypothetical (h)	0.84%	$1,000.00	$1,020.80	$4.24
B	Actual	1.59%	$1,000.00	$975.99	$7.85
	Hypothetical (h)	1.59%	$1,000.00	$1,017.05	$8.02
C	Actual	1.59%	$1,000.00	$975.97	$7.85
	Hypothetical (h)	1.59%	$1,000.00	$1,017.05	$8.02
I	Actual	0.59%	$1,000.00	$981.36	$2.92
	Hypothetical (h)	0.59%	$1,000.00	$1,022.05	$2.98
R6	Actual	0.52%	$1,000.00	$981.73	$2.58
	Hypothetical (h)	0.52%	$1,000.00	$1,022.40	$2.63

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the MFS North Carolina Municipal Bond Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense Tables – continued

MFS PENNSYLVANIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/19	Ending Account Value 3/31/20	Expenses Paid During Period (p) 10/01/19-3/31/20
A	Actual	0.78%	$1,000.00	$987.98	$3.88
	Hypothetical (h)	0.78%	$1,000.00	$1,021.10	$3.94
B	Actual	1.53%	$1,000.00	$984.40	$7.59
	Hypothetical (h)	1.53%	$1,000.00	$1,017.35	$7.72
I	Actual	0.68%	$1,000.00	$989.13	$3.38
	Hypothetical (h)	0.68%	$1,000.00	$1,021.60	$3.44
R6	Actual	0.60%	$1,000.00	$989.51	$2.98
	Hypothetical (h)	0.60%	$1,000.00	$1,022.00	$3.03

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/19	Ending Account Value 3/31/20	Expenses Paid During Period (p) 10/01/19-3/31/20
A	Actual	0.84%	$1,000.00	$989.48	$4.18
	Hypothetical (h)	0.84%	$1,000.00	$1,020.80	$4.24
B	Actual	1.59%	$1,000.00	$985.79	$7.89
	Hypothetical (h)	1.59%	$1,000.00	$1,017.05	$8.02
I	Actual	0.59%	$1,000.00	$990.37	$2.94
	Hypothetical (h)	0.59%	$1,000.00	$1,022.05	$2.98
R6	Actual	0.53%	$1,000.00	$990.67	$2.64
	Hypothetical (h)	0.53%	$1,000.00	$1,022.35	$2.68

MFS TENNESSEE MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/19	Ending Account Value 3/31/20	Expenses Paid During Period (p) 10/01/19-3/31/20
A	Actual	0.86%	$1,000.00	$978.28	$4.25
	Hypothetical (h)	0.86%	$1,000.00	$1,020.70	$4.34
B	Actual	1.61%	$1,000.00	$975.62	$7.95
	Hypothetical (h)	1.61%	$1,000.00	$1,016.95	$8.12
I	Actual	0.61%	$1,000.00	$980.09	$3.02
	Hypothetical (h)	0.61%	$1,000.00	$1,021.95	$3.08
R6	Actual	0.54%	$1,000.00	$979.41	$2.67
	Hypothetical (h)	0.54%	$1,000.00	$1,022.30	$2.73

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Tables – continued

MFS VIRGINIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/19	Ending Account Value 3/31/20	Expenses Paid During Period (p) 10/01/19-3/31/20
A	Actual	0.84%	$1,000.00	$985.97	$4.17
	Hypothetical (h)	0.84%	$1,000.00	$1,020.80	$4.24
B	Actual	1.59%	$1,000.00	$982.29	$7.88
	Hypothetical (h)	1.59%	$1,000.00	$1,017.05	$8.02
C	Actual	1.59%	$1,000.00	$981.39	$7.88
	Hypothetical (h)	1.59%	$1,000.00	$1,017.05	$8.02
I	Actual	0.59%	$1,000.00	$987.09	$2.93
	Hypothetical (h)	0.59%	$1,000.00	$1,022.05	$2.98
R6	Actual	0.51%	$1,000.00	$987.51	$2.53
	Hypothetical (h)	0.51%	$1,000.00	$1,022.45	$2.58

MFS WEST VIRGINIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/19	Ending Account Value 3/31/20	Expenses Paid During Period (p) 10/01/19-3/31/20
A	Actual	0.86%	$1,000.00	$993.92	$4.29
	Hypothetical (h)	0.86%	$1,000.00	$1,020.70	$4.34
B	Actual	1.62%	$1,000.00	$990.18	$8.06
	Hypothetical (h)	1.62%	$1,000.00	$1,016.90	$8.17
I	Actual	0.62%	$1,000.00	$995.34	$3.09
	Hypothetical (h)	0.62%	$1,000.00	$1,021.90	$3.13
R6	Actual	0.54%	$1,000.00	$994.68	$2.69
	Hypothetical (h)	0.54%	$1,000.00	$1,022.30	$2.73

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the MFS Virginia Municipal Bond Fund, expense ratios include 0.03% of investment related expenses from self-deposited inverse floaters (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

For the MFS West Virginia Municipal Bond Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

3/31/20

MFS MISSISSIPPI MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.0%

Issuer	Shares/Par	Value ($)
Airport Revenue - 1.1%
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	$115,000	$121,831
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	75,000	77,985
San Francisco, CA, City & County Airports Commission, International Airport Rev., “H”, 5%, 5/01/2021	500,000	517,640
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	45,000	49,856
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	230,000	256,535
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	35,000	38,469
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	60,000	65,644
		$1,127,960
General Obligations - General Purpose - 21.2%
Biloxi, MS, Development Bank Special Obligation, 4%, 3/01/2037	$500,000	$572,215
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	220,000	203,095
Canton, MS, Mississippi Development Bank Special Obligation, “A”, AGM, 5.75%, 10/01/2031 (Prerefunded 10/01/2021)	625,000	667,362
Chicago, IL, “A”, 5.5%, 1/01/2033	115,000	119,632
Chicago, IL, “D”, 5.5%, 1/01/2040	20,000	20,597
Chicago, IL, “F”, 5.5%, 1/01/2042	135,000	138,730
Chicago, IL, General Obligation (Neighborhood Alive 21 Program), “B”, 5.5%, 1/01/2037	45,000	46,537
Chicago, IL, General Obligation Refunding Project, “A”, 5.25%, 1/01/2030	30,000	30,727
Commonwealth of Puerto Rico, General Obligation, “A”, 8%, 7/01/2035 (a)(d)	1,025,000	615,000
Commonwealth of Puerto Rico, Public Improvement, AGM, 5.25%, 7/01/2020	400,000	401,988
Hattiesburg, MS, Development Bank Special Obligation, 5.25%, 2/01/2049	750,000	918,540
Mississippi Development Bank Special Obligation (Harrison County Coliseum), “A”, 5.25%, 1/01/2034	1,000,000	1,337,530
Mississippi Development Bank Special Obligation (Hinds County), 5%, 11/01/2032	500,000	608,435
Mississippi Development Bank Special Obligation (Hinds County), 4%, 11/01/2042	500,000	554,550
Mississippi Development Bank Special Obligation (Rankin County), 5%, 3/01/2031	1,000,000	1,211,810

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
Mississippi Development Bank Special Obligation (Rankin County), 5%, 3/01/2032	$1,000,000	$1,209,220
Mississippi Development Bank Special Obligation (Vicksburg, Mississippi Sports Complex General Obligation Bond Project), BAM, 5%, 7/01/2048	1,000,000	1,185,460
Mississippi General Obligation (Capital Improvements Project), “A”, 5%, 10/01/2036	1,000,000	1,058,220
Mississippi General Obligation, “A”, 5%, 11/01/2034	1,010,000	1,213,485
Mississippi General Obligation, “B”, 3%, 10/01/2035	875,000	930,860
Puerto Rico Public Buildings Authority Rev., “M-2”, AAC, 10%, 7/01/2035	150,000	162,873
State of Mississippi, “A”, 5%, 10/01/2033	1,000,000	1,231,640
State of Mississippi, “A”, 5%, 11/01/2036	1,000,000	1,195,390
State of Mississippi, “B”, 5%, 12/01/2033	1,000,000	1,206,820
State of Mississippi, “B”, 4%, 10/01/2036	1,000,000	1,150,630
State of Mississippi, “B”, 4%, 10/01/2038	1,000,000	1,137,920
State of Mississippi, “D”, 4%, 12/01/2030	1,000,000	1,161,200
State of Mississippi, Capital Improvement Projects, “A”, 5%, 10/01/2030 (Prerefunded 10/01/2021)	1,000,000	1,058,220
		$21,348,686
General Obligations - Schools - 11.9%
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	$20,000	$23,715
Clinton, MS, Development Bank Special Obligation (Public School District General Obligation Project), 4%, 4/01/2036	500,000	573,835
Lamar County, MS, School District, 5%, 9/01/2031 (Prerefunded 9/01/2023)	1,095,000	1,235,335
Mississippi Development Bank Special Obligation (Canton Public School District), AGM, 5%, 12/01/2031	1,000,000	1,172,580
Mississippi Development Bank Special Obligation (Clinton Public School District), 4%, 4/01/2037	500,000	572,260
Mississippi Development Bank Special Obligation (Gulfport School District), BAM, 5%, 4/01/2031	500,000	564,340
Mississippi Development Bank Special Obligation (Gulfport School District), BAM, 5%, 4/01/2032	500,000	563,625
Mississippi Development Bank Special Obligation (Hinds County School District), 5%, 3/01/2043	450,000	538,456
Mississippi Development Bank Special Obligation (Jackson Public School District), BAM, 5.25%, 10/01/2037	1,000,000	1,240,780

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
General Obligations - Schools - continued
Mississippi Development Bank Special Obligation (Vicksburg Warren School District General Obligation Project), BAM, 5%, 3/01/2048	$1,500,000	$1,799,130
Natchez-Adams, MS, School District Trust Certificates, 5%, 2/01/2025	470,000	540,077
Natchez-Adams, MS, School District Trust Certificates, 5%, 2/01/2030	1,245,000	1,576,158
Rankin County, MS, Development Bank Special Obligation (School District General Obligation Project), 4%, 6/01/2043	750,000	829,605
San Diego, CA, Unified School District (Election of 2008), Capital Appreciation, “C”, 0%, 7/01/2035	1,020,000	726,505
		$11,956,401
Healthcare Revenue - Hospitals - 11.0%
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-1”, 4%, 8/01/2044	$10,000	$9,972
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2044	10,000	10,766
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2049	5,000	5,306
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-2”, 4%, 8/01/2044	50,000	49,861
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2027	500,000	581,620
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	380,000	383,181
Massachusetts Development Finance Agency Rev. (Partners Healthcare System Issue), “S”, 4%, 7/01/2041	535,000	585,483
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., 6%, 8/01/2030 (Prerefunded 8/01/2020)	60,000	60,929
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unrefunded Balance, 6%, 8/01/2030	20,000	20,281
Mississippi Development Bank Special Obligation (Magnolia Regional Health Center Project), “A”, 6.75%, 10/01/2036	500,000	508,865
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2022	1,000,000	1,066,980
Mississippi Hospital Equipment & Facilities Authority Rev. (Clay County Medical Corp.), 5%, 10/01/2039	2,100,000	2,140,173
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital Refunding Project), “A”, 4%, 1/01/2040	1,000,000	1,109,410

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Mississippi Hospital, Equipment & Facilities Authority Refunding Rev. (Forrest County General Hospital Refunding Project), “A”, 5%, 1/01/2028	$575,000	$702,955
Mississippi Hospital, Equipment & Facilities Authority Rev. (North Mississippi Health Services), “I”, 5%, 10/01/2020	1,300,000	1,317,901
Mississippi Hospital, Equipment & Facilities Authority Rev. (North Mississippi Health Services), “IV”, 5%, 10/01/2037 (w)	1,500,000	1,835,475
Spartanburg County, SC, Regional Health Services District Hospital Rev., “A”, 4%, 4/15/2043	655,000	705,592
		$11,094,750
Industrial Revenue - Other - 0.4%
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 4%, 1/01/2050 (n)	$200,000	$154,372
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 5.25%, 5/01/2044	290,000	278,867
		$433,239
Industrial Revenue - Paper - 0.8%
Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev. (Weyerhaeuser Co.), 6.8%, 4/01/2022	$750,000	$797,040

Multi-Family Housing Revenue - 1.0%
Mississippi Home Corp., Multi-Family Rev. (Providence Place of Senatobia LLC), GNMA, 5.35%, 8/20/2048	$1,000,000	$1,040,490

Sales & Excise Tax Revenue - 4.3%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	$450,000	$452,687
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	295,000	296,923
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	270,000	270,888
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2026	40,000	44,721
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2027	80,000	90,834
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2029	80,000	93,314
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2030	35,000	41,302
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2036	25,000	29,030
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2037	45,000	52,114
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2038	35,000	36,075

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2039	$30,000	$30,836
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/2029	750,000	989,550
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	20,000	18,933
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	727,000	706,971
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	203,000	186,474
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	71,000	65,220
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.536%, 7/01/2053	1,000	908
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.784%, 7/01/2058	33,000	30,905
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	2,000	1,713
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	38,000	28,934
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	7,000	4,844
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	346,000	215,171
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	330,000	182,602
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	1,891,000	447,070
		$4,318,019
Single Family Housing - State - 5.5%
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), “D-1”, GNMA, 4%, 11/15/2047	$465,000	$491,672
Iowa Finance Authority, Single Family Mortgage Rev., “A”, GNMA, 4%, 7/01/2047	490,000	517,705
Mississippi Home Corp., Homeownership Mortgage Rev., “A”, 4.55%, 12/01/2031	675,000	678,112
Mississippi Home Corp., Single Family Mortgage Rev., “A”, 3.75%, 12/01/2035	750,000	826,132
Mississippi Home Corp., Single Family Mortgage Rev., “A”, FNMA, 3.875%, 12/01/2043	750,000	814,305

Issuer	Shares/Par	Value ($)
Single Family Housing - State - continued
Mississippi Home Corp., Single Family Mortgage Rev., “A”, GNMA, 2.45%, 12/01/2039	$700,000	$674,086
Mississippi Home Corp., Single Family Mortgage Rev., “B”, GNMA, 2.875%, 12/01/2043	1,000,000	1,033,180
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “125A”, 3.7%, 10/01/2037	485,000	524,537
		$5,559,729
State & Local Agencies - 9.4%
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2032	$25,000	$30,040
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2033	25,000	29,909
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2034	10,000	11,937
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	340,000	402,346
Mississippi Development Bank Special Obligation (Capital Projects), AGM, 5%, 7/01/2027	640,000	641,798
Mississippi Development Bank Special Obligation (Department of Corrections), “C”, 5.25%, 8/01/2027 (Prerefunded 8/01/2020)	1,000,000	1,012,860
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 7/01/2023	345,000	360,787
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 7/01/2024	360,000	376,200
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 7/01/2025	380,000	396,906
Mississippi Development Bank Special Obligation (Desoto County Mississippi Highway Construction Project), 5%, 1/01/2029	500,000	546,775
Mississippi Development Bank Special Obligation (Desoto County Mississippi Highway Construction Project), 5%, 1/01/2030	500,000	546,775
Mississippi Development Bank Special Obligation (Jackson County), ASSD GTY, 5%, 7/01/2022 (Prerefunded 7/01/2021)	500,000	524,270
Mississippi Development Bank Special Obligation (Laurel Highway Refunding Project), “B”, 4%, 1/01/2022	735,000	770,074
Mississippi Development Bank Special Obligation (Montfort Jones Memorial Hospital Project), 5.75%, 5/01/2036	500,000	517,660

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Mississippi Development Bank Special Obligation (Singing River Health System), ASSD GTY, 5.375%, 7/01/2036 (Prerefunded 7/01/2021)	$500,000	$526,590
Mississippi Development Bank Special Obligation (Tupelo Public Improvement Rev. Project), 5%, 7/01/2049	1,500,000	1,813,680
New Jersey Economic Development Authority Rev., School Facilities Construction Rev., “LLL”, 5%, 6/15/2039	210,000	222,602
New Jersey Economic Development Authority Rev., School Facilities Construction Rev., “LLL”, 5%, 6/15/2044	355,000	371,806
Orangeburg County, SC, Facilities Corp. Installment Purchase Rev. (Detention Center Project), 4%, 12/01/2042	280,000	305,091
		$9,408,106
Student Loan Revenue - 0.2%
Iowa Student Loan Liquidity Corp. Rev., “B”, 3%, 12/01/2039	$45,000	$44,317
Iowa Student Loan Liquidity Corp. Rev., “B”, 3.5%, 12/01/2044	110,000	107,925
		$152,242
Tax - Other - 5.0%
Birmingham-Jefferson, AL, Civic Center Authority, “B”, 5%, 7/01/2043	$455,000	$545,568
Mississippi Development Bank Special Obligation (Jackson Public School District Limited Tax Refunding Note Project), “B”, 5%, 10/01/2023	830,000	895,919
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	510,000	510,066
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2027	315,000	336,700
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Capital Appreciation, “A”, AAC, 0%, 7/01/2036	1,195,000	547,740
State of Mississippi, Gaming Tax Rev., “A”, 4%, 10/15/2038	1,000,000	1,069,280
State of Mississippi, Gaming Tax Rev., “E”, 5%, 10/15/2030	1,040,000	1,164,644
		$5,069,917
Tobacco - 1.2%
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 5%, 6/01/2032	$70,000	$86,971
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 4%, 6/01/2037	35,000	38,468
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-2, “2”, 5%, 6/01/2055	560,000	496,171

Issuer	Shares/Par	Value ($)
Tobacco - continued
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, “2”, 0%, 6/01/2057	$1,285,000	$141,774
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	420,000	443,373
		$1,206,757
Toll Roads - 0.7%
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	$110,000	$124,096
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	85,000	95,062
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	160,000	164,786
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	310,000	314,545
		$698,489
Transportation - Special Tax - 2.1%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	$10,000	$10,000
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	910,000	923,468
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, ASSD GTY, 5.25%, 7/01/2041	135,000	139,598
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	255,000	255,686
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.5%, 7/01/2029	555,000	594,017
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AAC, 0%, 7/01/2020	35,000	34,663
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	165,000	184,259
		$2,141,691
Universities - Colleges - 12.3%
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “I-1”, 5.2%, 1/01/2028	$920,000	$1,182,237
Medical Center, Educational Building Corp. Rev. (University of Mississippi Medical Center), “B”, AAC, 5.5%, 12/01/2023	615,000	672,300

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Mississippi State University, Educational Building Corp. Refunding Rev. (Mississippi State University Facilities Refinancing), “A”, 4%, 8/01/2043	$600,000	$664,788
Mississippi State University, Educational Building Corp. Rev. (Mississippi State University Refunding and Improvements Project), 5.25%, 8/01/2038 (Prerefunded 8/01/2023)	1,000,000	1,134,980
Mississippi State University, Educational Building Corp. Rev. (Residence Hall Construction and Refunding Project), 5%, 8/01/2036 (Prerefunded 8/01/2021)	1,585,000	1,668,133
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 12/01/2021	5,000	4,954
University of Mississippi Medical Center, Educational Building Corp. Rev. (New Facilities & Refinancing Project), “A”, 4%, 6/01/2047	1,000,000	1,108,020
University of Mississippi Medical Center, Educational Building Corp. Rev. (New Facilities & Refinancing Project), “A”, 5%, 6/01/2047	1,250,000	1,485,112
University of Southern Mississippi, Educational Building Corp. Rev. (Facilities Refinancing Project), 5%, 9/01/2034	1,480,000	1,759,809
University of Southern Mississippi, Educational Building Corp. Rev. (Facilities Refinancing Project), “A”, 5%, 3/01/2028	745,000	868,543
University of Southern Mississippi, Educational Building Corp. Rev. (Facilities Refinancing Project), “A”, 5%, 9/01/2035	1,515,000	1,798,411
		$12,347,287
Utilities - Cogeneration - 0.2%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$220,000	$225,500

Utilities - Investor Owned - 0.4%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	$370,000	$373,844

Utilities - Municipal Owned - 2.8%
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2033	$315,000	$329,477
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	75,000	77,679
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	85,000	87,578
Mississippi Development Bank Special Obligation (Municipal Energy Agency Power Supply Project), AGM, 5%, 3/01/2035	500,000	565,030

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	$240,000	$169,800
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	35,000	24,763
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2021 (a)(d)	20,000	14,200
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2030 (a)(d)	10,000	7,100
Puerto Rico Electric Power Authority Rev., “CCC”, 5.25%, 7/01/2027 (a)(d)	90,000	63,900
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2020 (a)(d)	10,000	7,075
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2021 (a)(d)	90,000	63,675
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2022 (a)(d)	150,000	106,125
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	15,000	14,929
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	80,000	79,283
Puerto Rico Electric Power Authority Rev., “EEE”, 6.05%, 7/01/2032 (a)(d)	50,000	35,562
Puerto Rico Electric Power Authority Rev., “SS”, ASSD GTY, 4.375%, 7/01/2030	10,000	9,962
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2021 (a)(d)	40,000	28,300
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2023 (a)(d)	40,000	28,300
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2027 (a)(d)	5,000	3,538
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	120,000	84,900
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2024	500,000	531,275
Puerto Rico Electric Power Authority Rev., “UU”, ASSD GTY, 4.25%, 7/01/2027	60,000	59,999
Puerto Rico Electric Power Authority Rev., “V”, NATL, 5.25%, 7/01/2033	55,000	55,663
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2030	105,000	107,307
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	120,000	121,918
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2034	10,000	10,076
Puerto Rico Electric Power Authority Rev., “WW”, 5.375%, 7/01/2022 (a)(d)	10,000	7,113
Puerto Rico Electric Power Authority Rev., “WW”, 5.25%, 7/01/2025 (a)(d)	15,000	10,650
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2018 (a)(d)	60,000	41,775
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	65,000	46,150
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2024 (a)(d)	20,000	14,200
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2026 (a)(d)	60,000	42,600
		$2,849,902

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Other - 0.3%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	$185,000	$190,759
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	95,000	99,900
		$290,659
Water & Sewer Utility Revenue - 6.2%
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	$30,000	$30,347
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040 (Prerefunded 7/01/2020)	285,000	288,112
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	145,000	143,546
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	30,000	30,675
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	30,000	30,355
Jackson County, MS, Utility Authority Rev. (Water and Wastewater Treatment System), AGM, 5%, 9/01/2040	2,000,000	2,288,720
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	25,000	28,167
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	30,000	33,644
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	15,000	16,913

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	$35,000	$39,312
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	750,000	885,503
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), “A”, AGM, 5%, 9/01/2023	1,220,000	1,283,147
West Rankin, MS, Utility Authority Rev., AGM, 5%, 1/01/2048	1,000,000	1,172,040
		$6,270,481
Total Municipal Bonds (Identified Cost, $94,718,940)		$98,711,189

Bonds - 0.1%
Consumer Services - 0.1%
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2043 (n) (Identified Cost, $93,136)	$300,000	$109,799

Investment Companies (h) - 3.9%
Money Market Funds - 3.9%
MFS Institutional Money Market Portfolio, 1.28% (v) (Identified Cost, $3,901,807)	3,901,417	$3,902,197

Other Assets, Less Liabilities - (2.0)%		(2,004,692)
Net Assets - 100.0%		$100,718,493

Derivative Contracts at 3/31/20

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond	Short	USD	11	$1,969,688	June - 2020	$(132,385)

At March 31, 2020, the fund had cash collateral of $78,000 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statements of Assets and Liabilities are comprised of cash collateral.

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/20

MFS NEW YORK MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.7%

Issuer	Shares/Par	Value ($)
Airport Revenue - 2.9%
Albany County, NY, Airport Authority Rev., “A”, 5%, 12/15/2043	$1,500,000	$1,812,615
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035 (Prerefunded 1/01/2021)	450,000	465,035
Chicago, IL, O’Hare International Airport Rev., Third Lien, Unrefunded Balance, “A”, 5.625%, 1/01/2035	105,000	108,075
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	245,000	259,553
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	170,000	176,764
Niagara, NY, Frontier Transportation Authority Rev. (Buffalo-Niagara International Airport), “A”, 5%, 4/01/2028	650,000	719,920
Niagara, NY, Frontier Transportation Authority Rev. (Buffalo-Niagara International Airport), “A”, 5%, 4/01/2029	500,000	552,570
Niagara, NY, Frontier Transportation Authority Rev. (Buffalo-Niagara International Airport), “A”, 5%, 4/01/2035	1,000,000	1,201,560
Niagara, NY, Frontier Transportation Authority Rev. (Buffalo-Niagara International Airport), “A”, 5%, 4/01/2038	1,000,000	1,189,370
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 12/01/2042	1,160,000	1,174,465
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	90,000	99,712
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	15,000	16,731
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	80,000	87,930
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	130,000	142,229
		$8,006,529
General Obligations - General Purpose - 8.0%
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	$615,000	$567,744
Commonwealth of Puerto Rico, “A”, AGM, 5.375%, 7/01/2025	45,000	46,464
Commonwealth of Puerto Rico, General Obligation, “A”, 8%, 7/01/2035 (a)(d)	2,935,000	1,761,000
Commonwealth of Puerto Rico, Public Improvement, “A”, NATL, 5.5%, 7/01/2020	550,000	552,519
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5%, 7/01/2031	165,000	165,564

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
Nassau County, NY, General Improvement, “B”, 5%, 4/01/2023	$1,820,000	$2,010,481
Nassau County, NY, General Improvement, “B”, AGM, 5%, 7/01/2035	2,175,000	2,685,908
Nassau County, NY, General Improvement, “B”, AGM, 5%, 7/01/2037	3,000,000	3,680,340
New York, NY, “B-1”, 5%, 12/01/2041	3,000,000	3,542,760
New York, NY, “D-1”, 5%, 12/01/2038	2,000,000	2,443,880
New York, NY, “J”, FGIC, 5.5%, 2/15/2026	5,000	5,018
New York, NY, General Obligation, “F-1”, 5%, 4/01/2043	3,000,000	3,595,080
Poughkeepsie, NY, Dutchess County Public Improvement, 5%, 6/01/2031	635,000	714,889
Puerto Rico Public Buildings Authority Rev., “M-2”, AAC, 10%, 7/01/2035	115,000	124,869
Puerto Rico Public Buildings Authority Rev., Guaranteed, “D”, AAC, 5.45%, 7/01/2030	270,000	270,151
		$22,166,667
Healthcare Revenue - Hospitals - 8.9%
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc. Project), 5%, 7/01/2026	$450,000	$524,651
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc. Project), 5%, 7/01/2027	300,000	349,827
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc. Project), 5%, 7/01/2029	590,000	685,651
Dutchess County, NY, Local Development Corp. Rev. (Health Quest Systems, Inc. Project), 4%, 7/01/2041	1,375,000	1,466,932
Dutchess County, NY, Local Development Corp. Rev. (Health Quest Systems, Inc. Project), “A”, 5%, 7/01/2044	1,000,000	1,157,320
Dutchess County, NY, Local Development Corp. Rev. (Nuvance Health Issue), “B”, 4%, 7/01/2044	1,100,000	1,235,861
Dutchess County, NY, Local Development Corp. Rev. (Nuvance Health Issue), “B”, 4%, 7/01/2049	750,000	835,950
Jefferson County, NY, Civic Development Corp. Rev. (Samaritan Medical Center), “A”, 5%, 11/01/2037	2,000,000	2,322,200
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.25%, 7/01/2031	215,000	220,012
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.375%, 7/01/2041	245,000	250,441

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., 6%, 8/01/2030 (Prerefunded 8/01/2020)	$125,000	$126,936
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unrefunded Balance, 6%, 8/01/2030	40,000	40,562
Monroe County, NY, Industrial Development Corp. Rev. (Rochester General Hospital Project), 5%, 12/01/2046	2,000,000	2,348,500
Nassau County, NY, Local Economic Assistance Corp. Rev. (Catholic Health Services of Long Island Obligated Group Project), 5%, 7/01/2032	1,000,000	1,127,100
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	170,000	179,024
New York Dormitory Authority Rev. (Montefiore Obligated Group), “A”, 4%, 9/01/2045	1,500,000	1,584,435
New York Dormitory Authority Rev. (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2035	800,000	906,416
New York Dormitory Authority Rev., Non- State Supported Debt (Mount Sinai Hospital), “A”, 5%, 7/01/2026 (Prerefunded 7/01/2020)	2,000,000	2,019,620
New York Dormitory Authority Rev., Non- State Supported Debt (NYU Hospitals Center), “A”, 5.5%, 7/01/2025 (Prerefunded 7/01/2020)	750,000	757,995
New York, NY, Health & Hospital Corp. Rev., “A”, 5.5%, 2/15/2023	1,000,000	1,002,250
Oneida County, NY, Local Development Corp. Rev. (Mohawk Valley Health System Project), “A”, AGM, 4%, 12/01/2037	1,000,000	1,138,600
Oneida County, NY, Local Development Corp. Rev. (Mohawk Valley Health System Project), “A”, AGM, 4%, 12/01/2038	1,000,000	1,134,920
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 5%, 9/01/2039	1,290,000	1,438,543
Suffolk County, NY, Economic Development Corp. Rev. (Catholic Health Services of Long Island), 5%, 7/01/2028 (Prerefunded 7/01/2021)	145,000	151,928
Suffolk County, NY, Economic Development Corp. Rev. (Catholic Health Services of Long Island), 5%, 7/01/2028	855,000	893,253
Westchester County, NY, Health Care Corp. Rev., “B”, “C-2”, 6%, 11/01/2030 (Prerefunded 11/01/2020)	870,000	893,255
Westchester County, NY, Health Care Corp. Rev., “B”, “C-2”, 6%, 11/01/2030	130,000	133,522
		$24,925,704

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - 1.6%
Brookhaven, NY, Local Development Corp. Rev. (Active Retirement Community, Inc. d/b/a/ Jefferson’s Ferry Project), 5.25%, 11/01/2036	$1,000,000	$1,070,760
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Orchard Park CCRC, Inc. Project), 5%, 11/15/2037	750,000	767,280
Suffolk County, NY, Economic Development Corp. Rev. (Peconic Landing at Southold, Inc. Project), 6%, 12/01/2040	1,000,000	1,031,560
Tompkins County, NY, Development Corp. Continuing Care Retirement Community Rev. (Kendal at Ithaca, Inc. Project), “A”, 5%, 7/01/2044	915,000	939,687
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030 (Prerefunded 11/01/2020)	95,000	98,131
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040 (Prerefunded 11/01/2020)	180,000	186,064
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), Unrefunded Balance, 7%, 11/01/2030	5,000	5,115
Ulster County, NY, Capital Resource Corp. Rev. (Woodland Pond at New Paltz Project), 4%, 9/15/2025	410,000	385,404
		$4,484,001
Industrial Revenue - Airlines - 1.4%
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2031	$1,000,000	$993,100
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2034	1,000,000	982,370
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2036	2,000,000	1,946,720
		$3,922,190
Industrial Revenue - Other - 0.9%
Onandaga County, NY, Industrial Development Agency Sewer Facilities Rev. (Bristol-Meyers Squibb Co. Project), 5.75%, 3/01/2024	$1,000,000	$1,145,180
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 3.625%, 1/01/2035 (n)	200,000	168,376
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 4%, 1/01/2050 (n)	460,000	355,056

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Industrial Revxenue - Other - continued
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 4.5%, 5/01/2032	$365,000	$346,994
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 5.25%, 5/01/2044	495,000	475,997
		$2,491,603
Industrial Revenue - Paper - 0.4%
Build NYC Resource Corp. Solid Waste Disposal Rev. (Pratt Paper, Inc. Project), 4.5%, 1/01/2025	$1,200,000	$1,243,188

Miscellaneous Revenue - Other - 4.6%
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	$205,000	$209,791
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	315,000	321,309
New York City Convention Center Development Corp., Capital Appreciation, “B”, ASSD GTY, 0%, 11/15/2043	680,000	325,326
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044	1,940,000	1,966,229
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “2”, 5.375%, 11/15/2040	1,500,000	1,549,695
New York Liberty Development Corp., Liberty Rev. (4 World Trade Center Project), 5%, 11/15/2044	1,000,000	1,052,650
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	1,665,000	1,759,222
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	3,000,000	3,100,350
New York, NY, Trust for Cultural Resources Refunding Rev. (Carnegie Hall), 5%, 12/01/2038	250,000	314,970
New York, NY, Trust for Cultural Resources Refunding Rev. (Carnegie Hall), 5%, 12/01/2039	250,000	314,510
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2035	1,000,000	984,550
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2036	1,000,000	979,650
		$12,878,252
Multi-Family Housing Revenue - 3.4%
New York Housing Finance Agency Affordable Housing Rev. (Climate Bond), “B”, 3.7%, 11/01/2038	$1,450,000	$1,545,512

Issuer	Shares/Par	Value ($)
Multi-Family Housing Revenue - continued
New York Housing Finance Agency Affordable Housing Rev. (Climate Bond), “I”, 4%, 11/01/2043	$1,015,000	$1,098,057
New York, NY, City Housing Development Corp., Multi-Family Housing Rev. (8 Spruce Street), “F”, 4.5%, 2/15/2048	750,000	803,055
New York, NY, City Housing Development Corp., Multi-Family Housing Rev., “L-1”, 4.8%, 11/01/2035	1,000,000	1,001,810
New York, NY, Housing Development Corp., Multi-Family Housing Rev. (Sustainable Neighborhood Bonds), “A-3-A”, 3.8%, 11/01/2039	2,000,000	2,137,280
New York, NY, Housing Development Corp., Multi-Family Housing Rev. (Sustainable Neighborhood Bonds), “C-1-A”, 3.95%, 11/01/2048	2,810,000	2,972,671
		$9,558,385
Port Revenue - 3.0%
Port Authority of NY & NJ (205th Series), 5%, 11/15/2042	$2,000,000	$2,438,340
Port Authority of NY & NJ (211th Series), 4%, 9/01/2043	2,000,000	2,197,900
Port Authority of NY & NJ (220th Series), 5%, 11/01/2044	3,000,000	3,648,540
		$8,284,780
Sales & Excise Tax Revenue - 4.8%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2034	$1,000,000	$1,005,970
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	750,000	752,467
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2026	110,000	122,983
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2027	235,000	266,826
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2029	255,000	297,440
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2030	105,000	123,907
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2036	65,000	75,479
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2037	130,000	150,552
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2038	55,000	56,688
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2039	40,000	41,114
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2040	60,000	61,568
New York Dormitory Authority Rev., State Personal Income Tax, “A“, 5%, 3/15/2041	4,000,000	4,932,640
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 4.55%, 7/01/2040	63,000	59,639

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 5%, 7/01/2058	$2,186,000	$2,125,776
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.329%, 7/01/2040	567,000	520,841
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.329%, 7/01/2040	210,000	192,904
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.536%, 7/01/2053	4,000	3,630
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.784%, 7/01/2058	90,000	84,287
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2024	8,000	6,850
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2027	103,000	78,426
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2029	17,000	11,764
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2031	942,000	585,811
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2033	904,000	500,219
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2046	5,509,000	1,302,438
		$13,360,219
Secondary Schools - 1.6%
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Charter School for Applied Technologies Project), ”A“, 5%, 6/01/2035	$1,000,000	$1,075,690
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 6%, 7/01/2043	750,000	648,682
Build NYC Resource Corp. Rev. (Packer Collegiate Institute Project), 5%, 6/01/2040	675,000	770,465
Rensselaer County, NY, Industrial Development Agency, Civic Facility Rev. (Emma Willard School Refunding Project), 5%, 1/01/2034	450,000	516,695
Rensselaer County, NY, Industrial Development Agency, Civic Facility Rev. (Emma Willard School Refunding Project), 5%, 1/01/2035	500,000	573,365
Rensselaer County, NY, Industrial Development Agency, Civic Facility Rev. (Emma Willard School Refunding Project), 5%, 1/01/2036	645,000	738,061
		$4,322,958

Issuer	Shares/Par	Value ($)
Single Family Housing - State - 1.3%
New York Mortgage Agency Rev., ”212“, AMT, 3.7%, 10/01/2033	$2,000,000	$2,119,340
New York Mortgage Agency Rev., ”217“, 3.625%, 4/01/2039	1,280,000	1,380,326
		$3,499,666
State & Local Agencies - 6.2%
Delaware Valley, PA, Regional Finance Authority, ”C“, FLR, 1.809% (LIBOR - 3mo. + 0.75%), 6/01/2037	$1,430,000	$1,294,522
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	30,000	33,317
New Jersey Economic Development Authority Rev., School Facilities Construction Rev., ”LLL“, 5%, 6/15/2039	615,000	651,906
New Jersey Economic Development Authority Rev., School Facilities Construction Rev., ”LLL“, 5%, 6/15/2044	1,020,000	1,068,287
New York City Educational Construction Fund Rev., ”A“, 5.75%, 4/01/2033	1,860,000	1,943,458
New York Dormitory Authority Rev., Non- State Supported Debt, ”A“, 5%, 10/01/2020	2,000,000	2,038,980
New York Dormitory Authority Rev., State Personal Income Tax, ”A“ (Group C), 5%, 2/15/2037	1,000,000	1,168,940
New York Dormitory Authority Rev., State Personal Income Tax, ”D“, 5%, 2/15/2040	830,000	873,459
New York Urban Development Corp., State Personal Income Tax Rev., ”C“, 5%, 3/15/2034	2,000,000	2,439,000
New York, NY, City Transitional Finance Authority Building Aid Rev., ”S-2A“, 5%, 7/15/2040	2,000,000	2,080,720
New York, NY, City Transitional Finance Authority Building Aid Rev., ”S-3“, 5%, 7/15/2043	3,000,000	3,629,520
		$17,222,109
Tax - Other - 9.5%
Glen Cove, NY, Local Economic Assistance Corp. (Garvies Point Public Improvement Project), Capital Appreciation, ”B“, 0%, 1/01/2045	$2,000,000	$533,720
Guam Government Ltd. Obligation Rev., ”A“, 5%, 12/01/2035	190,000	188,813
Guam Government Ltd. Obligation Rev., ”A“, 5%, 12/01/2036	100,000	99,021
Guam Government Ltd. Obligation Rev., ”A“, 5%, 12/01/2046	300,000	284,490
Hudson Yards, NY, Infrastructure Corp. Rev., ”A“, 5%, 2/15/2042	2,000,000	2,366,020
Hudson Yards, NY, Infrastructure Corp. Rev., ”A“, 5.75%, 2/15/2047 (Prerefunded 2/15/2021)	1,860,000	1,934,102

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Hudson Yards, NY, Infrastructure Corp. Rev., ”A“, Unrefunded Balance, 5.75%, 2/15/2047	$1,140,000	$1,179,353
New York, NY, City Transitional Finance Authority Rev., ”A-3“, 4%, 8/01/2043	3,000,000	3,321,810
New York, NY, City Transitional Finance Authority Rev., ”B-1“, 5%, 8/01/2038	1,175,000	1,430,704
New York, NY, City Transitional Finance Authority Rev., ”B-1“, 4%, 8/01/2042	2,000,000	2,217,880
New York, NY, City Transitional Finance Authority Rev., ”D“, 5%, 2/01/2027	3,000,000	3,090,840
New York, NY, City Transitional Finance Authority Rev., ”E-1“, 5%, 2/01/2035	2,300,000	2,745,257
New York, NY, City Transitional Finance Authority Rev., ”E-1“, 5%, 2/01/2043	2,500,000	2,932,900
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., ”A“, AAC, 5%, 7/01/2031	350,000	350,046
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2024	425,000	448,086
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2026	1,215,000	1,295,469
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2027	715,000	764,256
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Capital Appreciation, ”A“, AAC, 0%, 7/01/2036	3,020,000	1,384,247
		$26,567,014
Tobacco - 2.3%
Buckeye, OH, Tobacco Settlement Financing Authority Rev., ”A-3“, 6.25%, 6/01/2037	$765,000	$848,133
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 5%, 6/01/2033	180,000	222,714
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 4%, 6/01/2038	115,000	125,889
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-2, ”2“, 5%, 6/01/2055	1,515,000	1,342,320
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, ”2“, 0%, 6/01/2057	3,650,000	402,705
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	355,000	374,756
New York Counties Tobacco Trust II, 5.625%, 6/01/2035	70,000	70,214
Suffolk, NY, Tobacco Asset Securitization Corp., Tobacco Settlement, ”B“, 5%, 6/01/2032	750,000	767,865
Tobacco Settlement Asset Securitization Corp., NY, ”A“, 5%, 6/01/2035	1,000,000	1,094,360
Tobacco Settlement Asset Securitization Corp., NY, ”A“, 5%, 6/01/2036	1,000,000	1,091,830
		$6,340,786

Issuer	Shares/Par	Value ($)
Toll Roads - 2.2%
Buffalo & Fort Erie Public Bridge Authority Toll System Rev., 5%, 1/01/2042	$1,000,000	$1,176,100
Buffalo & Fort Erie Public Bridge Authority Toll System Rev., 5%, 1/01/2047	1,000,000	1,168,000
New York Thruway Authority General Rev., Junior Indebtedness Obligations, ”A“, 5.25%, 1/01/2056	2,000,000	2,331,640
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	205,000	231,271
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	170,000	190,124
Triborough Bridge & Tunnel Authority Rev., NY, ”A“, 5%, 1/01/2028 (Prerefunded 1/01/2022)	1,000,000	1,068,910
		$6,166,045
Transportation - Special Tax - 5.8%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ASSD GTY, 5.25%, 7/01/2041	$195,000	$201,642
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”A“, NATL, 4.75%, 7/01/2038	395,000	371,861
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”D“, AGM, 5%, 7/01/2032	275,000	275,074
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”J“, NATL, 5%, 7/01/2029	25,000	25,000
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, AAC, 5.25%, 7/01/2038	1,290,000	1,309,092
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, ASSD GTY, 5.25%, 7/01/2041	805,000	832,418
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, NATL, 5.25%, 7/01/2035	545,000	546,466
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, AAC, 5.5%, 7/01/2029	1,255,000	1,343,227
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NATL, 5.25%, 7/01/2032	150,000	152,397
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NATL, 5.25%, 7/01/2033	105,000	106,265
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, ”N“, AAC, 0%, 7/01/2020	80,000	79,230
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Unrefunded Balance, ”A“, NATL, 5%, 7/01/2038	40,000	39,671

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Metropolitan Transportation Authority Refunding Rev., NY (Climate Bond Certified), ”A-2“, AGM, 5%, 11/15/2044	$2,000,000	$2,320,720
Metropolitan Transportation Authority Refunding Rev., NY (Climate Bond Certified), ”C-1“, 4%, 11/15/2037	2,000,000	2,065,360
Metropolitan Transportation Authority Rev., ”E“, 4%, 9/01/2020	2,995,000	3,015,276
Metropolitan Transportation Authority Rev., NY, Anticipation Note, ”B-1C“, 5%, 5/15/2020	2,000,000	2,000,240
New Jersey Transportation Trust Fund Authority, Transportation System, ”BB“, 5%, 6/15/2044	1,475,000	1,538,912
		$16,222,851
Universities - Colleges - 12.4%
Albany, NY, Capital Resource Corp. Rev. (Albany College of Pharmacy Project), ”A“, 5%, 12/01/2033	$125,000	$132,980
Build NYC Resource Corp. Rev. (Albert Einstein School of Medicine, Inc.), 5.5%, 9/01/2045	1,000,000	1,071,330
Build NYC Resource Corp. Rev. (Manhattan College Project), 5%, 8/01/2047	2,000,000	2,354,300
Dobbs Ferry, NY, Local Development Corp. (Mercy College Project), 5%, 7/01/2039	1,000,000	1,124,950
Dutchess County, NY, Local Development Corp. Rev. (Vassar College Project), 5%, 7/01/2042	1,500,000	1,769,955
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/2028	1,000,000	1,044,620
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/2047	2,000,000	2,363,880
Hempstead, NY, Local Development Corp. Rev. (Molloy College Project), 5%, 7/01/2036	675,000	745,544
Hempstead, NY, Local Development Corp. Rev. (Molloy College Project), 5%, 7/01/2038	480,000	526,949
Miami-Dade County, FL, Educational Facilities Authority Rev. (University of Miami), ”B“, 5.25%, 4/01/2029	1,325,000	1,620,276
Monroe County, NY, Industrial Development Corp. Rev. (University of Rochester Project), ”A“, 5%, 7/01/2023 (Prerefunded 7/01/2021)	500,000	524,850
Monroe County, NY, Industrial Development Corp. Rev. (University of Rochester Project), ”A“, 5%, 7/01/2024 (Prerefunded 7/01/2021)	1,000,000	1,049,700
Monroe County, NY, Industrial Development Corp. Rev. (University of Rochester Project), ”A“, 5%, 7/01/2030	1,000,000	1,180,480
Monroe County, NY, Industrial Development Corp. Rev. (University of Rochester Project), ”A“, 5%, 7/01/2037	1,000,000	1,223,120
New York Dormitory Authority Rev. (Columbia University), ”B“, 5%, 10/01/2038	1,000,000	1,219,890
New York Dormitory Authority Rev. (Cornell University), ”D“, 5%, 7/01/2035	1,410,000	1,973,027

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
New York Dormitory Authority Rev. (New York University), ”A“, 4%, 7/01/2041	$1,500,000	$1,657,920
New York Dormitory Authority Rev., Non- State Supported Debt (New School), ”A“, 5%, 7/01/2032	1,000,000	1,202,990
New York Dormitory Authority Rev., Non- State Supported Debt (New School), ”A“, 5%, 7/01/2036	500,000	593,100
New York Dormitory Authority Rev., Non- State Supported Debt, ”A“, 5%, 7/01/2039	2,000,000	2,485,320
Onondaga, NY, Civic Development Corp. Refunding Rev. (Le Moyne College Project), 4%, 7/01/2037 (w)	275,000	279,089
Onondaga, NY, Civic Development Corp. Refunding Rev. (Le Moyne College Project), 4%, 7/01/2038 (w)	255,000	257,736
Onondaga, NY, Civic Development Corp. Refunding Rev. (Le Moyne College Project), 4%, 7/01/2039 (w)	325,000	328,013
Onondaga, NY, Civic Development Corp. Refunding Rev. (Le Moyne College Project), 4%, 7/01/2040 (w)	300,000	302,376
Onondaga, NY, Civic Development Corp. Refunding Rev. (Le Moyne College Project), 5%, 1/01/2043	740,000	800,673
Onondaga, NY, Civic Development Corp. Rev. (Le Moyne College Project), 5.375%, 7/01/2040	2,000,000	2,012,140
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	80,000	71,036
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	135,000	114,226
Schenectady County, NY, Capital Resource Corp. Tax-Exempt Rev. (Union College Project), 5%, 1/01/2047	2,000,000	2,349,660
Tompkins County, NY, Development Corp. Continuing Care Retirement Community Rev. (Ithaca College Project), ”A“, 5%, 7/01/2041	1,000,000	1,205,170
Troy, NY, Industrial Development Authority, Civic Facility Rev. (Rensselaer Polytechnic Institute), ”E“, 5%, 9/01/2031	1,000,000	1,047,580
		$34,632,880
Universities - Dormitories - 2.1%
Amherst, NY, Development Corporation, Student Housing Facility Refunding Rev. (UBF Facility/Student Housing Corp./Greiner and Hadley Projects at SUNY Buffalo), ”A“, AGM, 5%, 10/01/2045	$1,000,000	$1,190,940

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Dormitories - continued
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Buffalo State College Foundation Housing Corp. Project), ”A“, 5.375%, 10/01/2041	$2,000,000	$2,080,900
Onondaga County, NY, Trust for Cultural Resources Rev. (Abby Lane Housing Corp. Project), 5%, 5/01/2040	1,000,000	1,147,320
Westchester County, NY, Local Development Corp. Rev. (Purchase Housing Corp. II Project), 5%, 6/01/2042	1,250,000	1,362,150
		$5,781,310
Utilities - Cogeneration - 0.2%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$645,000	$661,125

Utilities - Municipal Owned - 2.0%
Guam Power Authority Rev., ”A“, 5.5%, 10/01/2030 (Prerefunded 10/01/2020)	$515,000	$526,129
Guam Power Authority Rev., ”A“, AGM, 5%, 10/01/2039	155,000	160,537
Guam Power Authority Rev., ”A“, AGM, 5%, 10/01/2044	180,000	185,459
Long Island, NY, Power Authority, Electric Systems Rev., 5%, 9/01/2035	1,000,000	1,191,640
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2029 (a)(d)	675,000	477,562
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2042 (a)(d)	100,000	70,750
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2021 (a)(d)	50,000	35,500
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2030 (a)(d)	25,000	17,750
Puerto Rico Electric Power Authority Rev., ”CCC“, 5.25%, 7/01/2027 (a)(d)	250,000	177,500
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2020 (a)(d)	25,000	17,688
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2021 (a)(d)	265,000	187,487
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2022 (a)(d)	430,000	304,225
Puerto Rico Electric Power Authority Rev., ”EEE“, 6.05%, 7/01/2032 (a)(d)	140,000	99,575
Puerto Rico Electric Power Authority Rev., ”RR“, NATL, 5%, 7/01/2022	885,000	885,593
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2021 (a)(d)	115,000	81,363
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2023 (a)(d)	110,000	77,825
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2027 (a)(d)	20,000	14,150
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2037 (a)(d)	345,000	244,087

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Puerto Rico Electric Power Authority Rev., ”V“, NATL, 5.25%, 7/01/2033	$140,000	$141,687
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2032	310,000	314,954
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2034	30,000	30,229
Puerto Rico Electric Power Authority Rev., ”WW“, 5.375%, 7/01/2022 (a)(d)	20,000	14,225
Puerto Rico Electric Power Authority Rev., ”WW“, 5.25%, 7/01/2025 (a)(d)	50,000	35,500
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5%, 7/01/2018 (a)(d)	170,000	118,363
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2023 (a)(d)	180,000	127,800
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2024 (a)(d)	55,000	39,050
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2026 (a)(d)	170,000	120,700
		$5,697,328
Utilities - Other - 0.6%
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 11/15/2038	$1,085,000	$1,536,089
Texas Gas Acquisition & Supply Corp. III., Gas Supply Rev., 5%, 12/15/2031	115,000	118,853
		$1,654,942
Water & Sewer Utility Revenue - 11.6%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., ”A“, ASSD GTY, 5.125%, 7/01/2047	$190,000	$189,991
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	215,000	217,823
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2037	270,000	272,878
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2040	750,000	753,795
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040 (Prerefunded 7/01/2020)	315,000	318,440
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	100,000	118,067
New York Environmental Facilities Corp., Clean Water & Drinking Water Rev. (New York City Municipal Water Finance Authority Project), ”A“, 5%, 6/15/2039 (w)	590,000	740,184
New York Environmental Facilities Corp., Clean Water & Drinking Water Rev. (New York City Municipal Water Finance Authority Project), ”A“, 5%, 6/15/2040 (w)	625,000	781,394
New York Environmental Facilities Corp., Clean Water & Drinking Water Rev. (New York City Municipal Water Finance Authority Project), ”B“, 5%, 6/15/2043	3,500,000	4,266,710

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., 4%, 6/15/2041	$3,000,000	$3,409,200
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., ”BB“, 5%, 6/15/2046	1,000,000	1,181,110
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., ”DD“, 5%, 6/15/2034	2,000,000	2,211,180
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., ”DD“, 5%, 6/15/2037	3,000,000	3,675,000
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., ”DD-1“, VRDN, 0.65%, 6/15/2043	6,575,000	6,575,000
New York, NY, Municipal Water Finance Authority, Water & Sewer System Second General Resolution Rev., ”BB“, 5%, 6/15/2049	4,000,000	4,916,000
New York, NY, Municipal Water Finance Authority, Water System Rev., ”A“, AGM, 5%, 7/01/2043	600,000	701,238

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
New York, NY, Municipal Water Finance Authority, Water System Rev., ”A“, AGM, 5%, 7/01/2048	$1,750,000	$2,033,045
		$32,361,055
Total Municipal Bonds (Identified Cost, $264,015,635)		$272,451,587

Bonds - 0.1%
Consumer Services - 0.1%
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2043 (n) (Identified Cost, $310,288)	$1,000,000	$365,995

Investment Companies (h) - 1.9%
Money Market Funds - 1.9%
MFS Institutional Money Market Portfolio, 1.28% (v) (Identified Cost, $5,289,974)	5,288,813	$5,289,871

Other Assets, Less Liabilities - 0.3%		748,232
Net Assets - 100.0%		$278,855,685

Derivative Contracts at 3/31/20

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond	Short	USD	15	$2,685,938	June - 2020	$(180,524)

At March 31, 2020, the fund had cash collateral of $97,500 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statements of Assets and Liabilities are comprised of cash collateral.

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/20

MFS NORTH CAROLINA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 95.3%

Issuer	Shares/Par	Value ($)
Airport Revenue - 7.8%
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), ”A“, 4.75%, 7/01/2028	$1,250,000	$1,259,012
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), ”A“, 5%, 7/01/2032	1,245,000	1,397,849
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), ”A“, 5%, 7/01/2036	3,000,000	3,114,840
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), ”A“, 5%, 7/01/2038	3,245,000	3,982,653
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), ”A“, 5%, 7/01/2039	1,000,000	1,224,760
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), ”B“, 4%, 7/01/2038	1,155,000	1,274,970
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), ”B“, 5%, 7/01/2042	1,000,000	1,153,970
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), ”B“, 5%, 7/01/2047	2,000,000	2,290,480
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), ”B“, 5%, 7/01/2049	2,500,000	2,928,025
Chicago, IL, O’Hare International Airport Rev., Third Lien, ”A“, 5.625%, 1/01/2035 (Prerefunded 1/01/2021)	860,000	888,733
Chicago, IL, O’Hare International Airport Rev., Third Lien, Unrefunded Balance, ”A“, 5.625%, 1/01/2035	195,000	200,712
Dallas and Fort Worth, TX, International Airport Rev., ”B“, 5%, 11/01/2044	440,000	466,136
Dallas and Fort Worth, TX, International Airport Rev., ”C“, 5%, 11/01/2045	305,000	317,136
Raleigh Durham, NC, Airport Authority Rev., ”A“, 5%, 5/01/2036	3,440,000	3,450,802
Raleigh Durham, NC, Airport Authority Rev., ”A“, 5%, 5/01/2036	2,000,000	2,303,480
Raleigh Durham, NC, Airport Authority Rev., ”A“, 5%, 5/01/2037	2,000,000	2,298,280
Raleigh-Durham, NC, Airport Authority Refunding Rev., ”A“, 5%, 5/01/2034	1,150,000	1,400,067
Raleigh-Durham, NC, Airport Authority Refunding Rev., ”A“, 5%, 5/01/2035	1,000,000	1,212,600
Raleigh-Durham, NC, Airport Authority Refunding Rev., ”A“, 5%, 5/01/2036	1,000,000	1,208,020
San Francisco, CA, City & County Airports Commission, International Airport Rev., ”B“, 5%, 5/01/2046	1,445,000	1,600,352

Issuer	Shares/Par	Value ($)
Airport Revenue - continued
San Francisco, CA, City & County Airports Commission, International Airport Rev., ”H“, 5%, 5/01/2021	$2,390,000	$2,474,319
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”B“, 5%, 12/01/2044	175,000	193,884
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”B“, BAM, 5%, 12/01/2039	195,000	217,497
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”C“, 5%, 12/01/2039	150,000	164,868
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”C“, 5%, 12/01/2044	240,000	262,577
		$37,286,022
General Obligations - General Purpose - 4.0%
Bridgeview, IL, Stadium and Redevelopment
Projects, AAC, 5.14%, 12/01/2036	$1,030,000	$950,855
Chicago, IL, ”A“, 5.5%, 1/01/2033	550,000	572,154
Chicago, IL, ”D“, 5.5%, 1/01/2040	85,000	87,536
Chicago, IL, ”F“, 5.5%, 1/01/2042	665,000	683,374
Commonwealth of Puerto Rico, General Obligation, ”A“, 8%, 7/01/2035 (a)(d)	5,015,000	3,009,000
Commonwealth of Puerto Rico, Public Improvement, ”A“, AGM, 5%, 7/01/2035	915,000	922,466
Durham County, NC, 4%, 6/01/2037	450,000	525,492
Durham County, NC, 4%, 6/01/2039	650,000	754,332
Durham County, NC, General Obligation Refunding, 4%, 6/01/2036	500,000	585,655
Gaston County, NC, Rev., 5%, 4/01/2033	675,000	857,776
Gaston County, NC, Rev., 5%, 4/01/2035	610,000	769,972
Granville County, NC, 5%, 10/01/2034	675,000	841,988
Granville County, NC, 5%, 10/01/2035	690,000	857,746
Lee County, NC, Limited Obligation, 3.25%, 5/01/2035	1,000,000	1,062,090
Lee County, NC, Limited Obligation, 4%, 5/01/2036	500,000	573,610
Lee County, NC, Limited Obligation, 4%, 5/01/2037	855,000	974,897
New Hanover County, NC, Public Improvement, ”A“, 5%, 8/01/2030 (Prerefunded 8/01/2020)	2,000,000	2,026,100
Puerto Rico Public Buildings Authority Rev., ”M-2“, AAC, 10%, 7/01/2035	625,000	678,638
Randolph County, NC, 4%, 10/01/2037	1,045,000	1,212,587
Randolph County, NC, 4%, 10/01/2038	500,000	578,160
Randolph County, NC, 4%, 10/01/2039	500,000	577,140
		$19,101,568

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
General Obligations - Schools - 0.7%
Wake County, NC, Limited Obligation, ”A“, 4%, 8/01/2037	$3,000,000	$3,441,570

Healthcare Revenue - Hospitals - 14.7%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), ”A“, 4%, 4/01/2044	$720,000	$751,601
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Carolinas Health Care System), ”A“, 5%, 1/15/2036	3,000,000	3,707,220
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Carolinas Health Care System), ”A“, 5%, 1/15/2040	3,000,000	3,418,080
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), ”A-1“, 4%, 8/01/2044	55,000	54,847
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), ”A-2“, 5%, 8/01/2044	40,000	43,062
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), ”A-2“, 5%, 8/01/2049	20,000	21,225
Colorado Health Facilities Authority Rev. (CommonSpirit Health), ”A-2“, 4%, 8/01/2044	245,000	244,319
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.25%, 7/01/2031	360,000	368,392
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.375%, 7/01/2041	525,000	536,660
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., 6%, 8/01/2030 (Prerefunded 8/01/2020)	225,000	228,485
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unrefunded Balance, 6%, 8/01/2030	85,000	86,194
New Hanover County, NC, Hospital Rev. (New Hanover Regional Medical Center), 5%, 10/01/2036	1,500,000	1,742,550
New Hanover County, NC, Hospital Rev. (New Hanover Regional Medical Center), 5%, 10/01/2047	2,425,000	2,770,102
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), ”A“, AGM, 5%, 7/01/2046	320,000	336,986
North Carolina Medical Care Commission Health Care Facilities Rev. (Rex Healthcare), ”A“, 5%, 7/01/2032	600,000	774,522
North Carolina Medical Care Commission Health Care Facilities Rev. (Rex Healthcare), ”A“, 5%, 7/01/2033	255,000	327,741
North Carolina Medical Care Commission Health Care Facilities Rev. (Rex Healthcare), ”A“, 4%, 7/01/2049	1,000,000	1,069,300

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Appalachian Regional Healthcare System, Inc.), ”A“, 6.375%, 7/01/2026 (Prerefunded 7/01/2021)	$2,000,000	$2,127,180
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Appalachian Regional Healthcare System, Inc.), ”A“, 6.5%, 7/01/2031 (Prerefunded 7/01/2021)	1,000,000	1,065,000
North Carolina Medical Care Commission, Health Care Facilities Rev. (Cleveland County HealthCare System), 5.75%, 1/01/2035 (Prerefunded 1/01/2021)	800,000	827,160
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), ”A“, 5%, 6/01/2035 (Prerefunded 6/01/2020)	1,620,000	1,630,076
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), ”A“, 5%, 6/01/2042	2,420,000	2,618,513
North Carolina Medical Care Commission, Health Care Facilities Rev. (Novant Health Obligation Group), ”A“, 5.25%, 11/01/2040	3,000,000	3,062,010
North Carolina Medical Care Commission, Health Care Facilities Rev. (Rex Healthcare), ”A“, 5%, 7/01/2030	5,250,000	5,294,572
North Carolina Medical Care Commission, Health Care Facilities Rev. (Vidant Health), 5%, 6/01/2031	2,800,000	3,255,588
North Carolina Medical Care Commission, Health Care Facilities Rev. (Vidant Health), 5%, 6/01/2033	3,000,000	3,470,820
North Carolina Medical Care Commission, Health Care Facilities Rev. (Vidant Health), 5%, 6/01/2045	2,500,000	2,838,550
North Carolina Medical Care Commission, Health Care Facilities Rev. (Wake Forest Baptist Obligated Group), ”A“, 5%, 12/01/2033	1,000,000	1,206,310
North Carolina Medical Care Commission, Health Care Facilities Rev. (WakeMed), ”A“, 5%, 10/01/2031	4,355,000	4,670,955
North Carolina Medical Care Commission, Health Care Facilities Rev. (WakeMed), ”A“, 5%, 10/01/2038	1,825,000	1,939,811
North Carolina Medical Care Commission, Hospital Rev. (North Carolina Baptist Hospitals, Inc.), 5.25%, 6/01/2029	2,215,000	2,229,863
North Carolina Medical Care Commission, Hospital Rev. (North Carolina Baptist Hospitals, Inc.), 5%, 6/01/2034	2,000,000	2,011,520
Northern Hospital District, Surry County, NC, Health Care Facilities Rev., 5%, 10/01/2035	1,515,000	1,620,429
Northern Hospital District, Surry County, NC, Health Care Facilities Rev., 5%, 10/01/2038	1,065,000	1,129,880

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Spartanburg County, SC, Regional Health Services District Hospital Rev., ”A“, 4%, 4/15/2043	$1,580,000	$1,702,039
University of North Carolina, Hospitals at Chapel Hill Rev., 4%, 2/01/2037	405,000	464,498
University of North Carolina, Hospitals at Chapel Hill Rev., 4%, 2/01/2038	1,040,000	1,188,190
University of North Carolina, Hospitals at Chapel Hill Rev., 5%, 2/01/2046	6,500,000	7,510,620
Virginia Small Business Financing Authority Rev. (Sentara Healthcare), 3%, 11/01/2040	2,350,000	2,348,214
		$70,693,084
Healthcare Revenue - Long Term Care - 4.6%
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Deerfield Episcopal Retirement Community), 5%, 11/01/2037	$2,750,000	$3,150,207
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), 5%, 10/01/2031	1,000,000	1,132,460
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), 5%, 10/01/2036	800,000	897,744
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2035	1,500,000	1,401,675
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Aldersgate), 5%, 7/01/2045	1,000,000	911,800
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Aldersgate), ”A“, 5%, 7/01/2047	1,000,000	904,940
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Carolina Village Project), ”B“, 5%, 4/01/2047	2,000,000	1,849,640
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Galloway Ridge), ”A“, 5%, 1/01/2039	1,225,000	1,160,663
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Salemtowne Project), 5.25%, 10/01/2037	1,500,000	1,507,815
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Sharon Towers), ”A“, 5%, 7/01/2049	2,000,000	2,110,460
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Southminster), 5%, 10/01/2031	800,000	814,648
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Southminster), 5%, 10/01/2037	2,200,000	2,218,194
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), ”A“, 5%, 9/01/2037	1,500,000	1,479,360

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes), ”A“, 5%, 10/01/2033	$1,590,000	$1,707,056
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes), ”A“, 5%, 10/01/2035	1,000,000	1,041,040
		$22,287,702
Human Services - 0.2%
North Carolina Capital Facilities Finance Agency Rev. (Arc of North Carolina Projects), ”A“, 5%, 10/01/2034	$1,000,000	$1,142,660

Industrial Revenue - Other - 0.5%
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), ”A“, 3.625%, 1/01/2035 (n)	$500,000	$420,940
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), ”A“, 4%, 1/01/2050 (n)	840,000	648,363
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), ”A“, 4.5%, 5/01/2032	615,000	584,662
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), ”A“, 5.25%, 5/01/2044	830,000	798,136
		$2,452,101
Industrial Revenue - Paper - 0.2%
Columbus County, NC, Industrial Facilities & Pollution Control, Financing Authority Rev. (International Paper Co.), 5.7%, 5/01/2034	$1,000,000	$1,001,450

Miscellaneous Revenue - Other - 1.2%
Durham County, NC, Industrial Facilities & Pollution Control Financing Authority Rev. (Research Triangle Institute), 5%, 2/01/2025	$1,000,000	$1,165,750
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), ”A“, 5%, 7/01/2040	420,000	429,815
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), ”A“, 5%, 7/01/2044	640,000	652,819
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	3,145,000	3,322,976
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	85,000	86,944
		$5,658,304
Multi-Family Housing Revenue - 0.1%
Mecklenburg County, NC (Little Rock Apartments), FNMA, 5.15%, 1/01/2022	$255,000	$256,566

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - 3.2%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/2030	$1,675,000	$1,687,361
Guam Government Business Privilege Tax Rev., ”A“, 5.25%, 1/01/2036	1,140,000	1,147,433
Guam Government Business Privilege Tax Rev., ”D“, 5%, 11/15/2031	1,295,000	1,299,260
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2026	185,000	206,836
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2027	400,000	454,172
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2029	435,000	507,397
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2030	175,000	206,512
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2036	110,000	127,733
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2037	220,000	254,780
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 4%, 1/01/2038	100,000	103,070
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 4%, 1/01/2039	65,000	66,811
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 4%, 1/01/2040	105,000	107,744
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 4.55%, 7/01/2040	105,000	99,398
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 5%, 7/01/2058	3,722,000	3,619,459
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.329%, 7/01/2040	957,000	879,091
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.329%, 7/01/2040	348,000	319,669
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.536%, 7/01/2053	9,000	8,168
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.784%, 7/01/2058	154,000	144,224
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2024	16,000	13,700
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2027	174,000	132,487
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2029	31,000	21,452
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2031	1,584,000	985,058

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2033	$1,515,000	$838,310
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2046	9,954,000	2,353,325
		$15,583,450
Secondary Schools - 0.1%
District of Columbia Rev. (Rocketship D.C.), ”A“, 5%, 6/01/2056	$430,000	$399,543

Single Family Housing - State - 2.1%
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), ”C1“, 4%, 11/15/2047	$1,865,000	$1,969,776
North Carolina Housing Finance Agency, Home Ownership Rev., ”41“, FNMA, 3.55%, 7/01/2044	1,990,000	2,096,823
North Carolina Housing Finance Agency, Home Ownership Rev., ”43“, GNMA, 2.95%, 7/01/2043	3,500,000	3,545,185
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “125A”, 3.7%, 10/01/2037	2,390,000	2,584,833
		$10,196,617
State & Local Agencies - 14.3%
Asheville, NC, Limited Obligation, 5%, 4/01/2028 (Prerefunded 4/01/2022)	$400,000	$431,148
Buncombe County, NC, Limited Obligation, 4%, 6/01/2034	1,700,000	1,965,268
Buncombe County, NC, Limited Obligation, 4%, 6/01/2035	1,465,000	1,687,768
Buncombe County, NC, Limited Obligation, ”A“, 5%, 6/01/2027 (w)	125,000	154,093
Buncombe County, NC, Limited Obligation, ”A“, 5%, 6/01/2028 (w)	200,000	251,310
Buncombe County, NC, Limited Obligation, ”A“, 5%, 6/01/2029 (w)	275,000	351,315
Buncombe County, NC, Limited Obligation, ”A“, 5%, 6/01/2030 (w)	250,000	323,613
Cabarrus County, NC, Limited Obligation, 4%, 6/01/2034	1,000,000	1,141,800
Charlotte, NC, Convention Facility Projects, COP, ”A“, 4%, 6/01/2037	1,320,000	1,509,328
Charlotte, NC, Convention Facility Projects, COP, ”A“, 4%, 6/01/2049	2,500,000	2,758,800
Charlotte, NC, COP, 5%, 12/01/2034	1,000,000	1,259,310
Charlotte, NC, COP, 5%, 12/01/2035	2,000,000	2,508,040
Charlotte, NC, Cultural Arts Facilities, COP, ”B“, 4%, 6/01/2038	2,015,000	2,312,898
Charlotte, NC, Cultural Arts Facilities, COP, ”B“, 4%, 6/01/2039	1,250,000	1,425,988
Charlotte, NC, NASCAR Hall of Fame Public Facilities, COP, ”C“, 4%, 6/01/2038	4,500,000	5,165,280
Charlotte, NC, NASCAR Hall of Fame Public Facilities, COP, ”C“, 3%, 6/01/2039	3,000,000	3,178,200

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Charlotte, NC, Transit Projects, COP, 5%, 6/01/2033	$3,000,000	$3,008,220
Charlotte, NC, Transit Projects/Phase II, COP, ”B“, 5%, 6/01/2026	1,250,000	1,476,137
Chatham County, NC, Limited Obligation, 4%, 11/01/2037	1,750,000	2,012,657
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2032	115,000	138,183
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2033	100,000	119,636
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2034	45,000	53,717
Delaware Valley, PA, Regional Finance Authority, ”C“, FLR, 1.809% (LIBOR - 3mo. + 0.75%), 6/01/2037	2,310,000	2,091,151
Durham County, NC, Financing Corp. Limited Obligation, 4%, 10/01/2034	2,000,000	2,321,080
Durham County, NC, Financing Corp. Limited Obligation, 4%, 10/01/2035	1,240,000	1,433,998
Durham County, NC, Financing Corp. Limited Obligation, 4%, 10/01/2036	1,375,000	1,585,292
Durham, NC, Limited Obligation, 4%, 4/01/2035	1,270,000	1,460,297
Durham, NC, Limited Obligation, 4%, 4/01/2037	3,000,000	3,429,690
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	1,530,000	1,810,556
Nash County, NC, Limited Obligation, ASSD GTY, 5%, 10/01/2030 (Prerefunded 10/01/2020)	2,000,000	2,036,260
New Jersey Economic Development Authority Rev., School Facilities Construction Rev., ”LLL“, 5%, 6/15/2039	1,030,000	1,091,810
New Jersey Economic Development Authority Rev., School Facilities Construction Rev., ”LLL“, 5%, 6/15/2044	1,710,000	1,790,951
North Carolina Turnpike Authority, Triangle Expressway System Appropriation Refunding Rev., ”A“, 4%, 1/01/2034	2,555,000	2,938,429
North Carolina Turnpike Authority, Triangle Expressway System Appropriation Rev., Capital Appreciation, 0%, 1/01/2043	3,500,000	1,793,505
Orange County, NC, Public Facilities Co., Limited Obligation, 5%, 10/01/2024 (Prerefunded 10/01/2021)	750,000	794,243
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), ”A“, AGM, 5%, 6/01/2033	2,530,000	2,968,828
Scotland County, NC, Limited Obligation, 5%, 12/01/2033	210,000	261,519
Scotland County, NC, Limited Obligation, 5%, 12/01/2034	1,000,000	1,240,260
Wake County, NC, 5%, 9/01/2036	5,000,000	6,345,950
		$68,626,528

Issuer	Shares/Par	Value ($)
Tax - Other - 1.2%
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., BAM, 5%, 6/15/2029	$290,000	$361,398
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., ”A“, AAC, 5%, 7/01/2031	2,415,000	2,415,314
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2024	760,000	801,283
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2027	1,990,000	2,127,091
		$5,705,086
Tax Assessment - 0.2%
Mooresville, NC, Special Assessment Rev., 5.375%, 3/01/2040	$1,000,000	$905,260

Tobacco - 1.5%
Buckeye, OH, Tobacco Settlement Financing Authority Rev., ”A-3“, 6.25%, 6/01/2037	$1,295,000	$1,435,728
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 5%, 6/01/2032	325,000	403,793
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 4%, 6/01/2037	190,000	208,827
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-2, ”2“, 5%, 6/01/2055	2,615,000	2,316,942
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, ”2“, 0%, 6/01/2057	6,270,000	691,769
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	1,975,000	2,084,909
		$7,141,968
Toll Roads - 4.3%
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., ”A“, 5%, 7/01/2047	$2,000,000	$2,128,400
North Carolina Turnpike Authority, Triangle Expressway System Rev., 5%, 1/01/2040	2,000,000	2,233,200
North Carolina Turnpike Authority, Triangle Expressway System Rev., AGM, 5%, 1/01/2038	3,000,000	3,409,050
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Refunding Rev., AGM, 5%, 1/01/2036	1,235,000	1,412,346
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Rev., 5%, 1/01/2032	1,150,000	1,284,596
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Rev., AGM, 5%, 1/01/2039	2,600,000	2,875,574

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Toll Roads - continued
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Rev., AGM, 5%, 1/01/2049	$4,000,000	$4,503,120
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	435,000	490,745
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	350,000	391,433
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	595,000	612,796
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	1,160,000	1,177,006
		$20,518,266
Transportation - Special Tax - 3.2%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”CC“, AGM, 5.5%, 7/01/2028	$2,185,000	$2,370,091
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”CC“, AGM, 5.25%, 7/01/2036	930,000	979,104
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”D“, AGM, 5%, 7/01/2032	435,000	435,118
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”J“, NATL, 5%, 7/01/2029	65,000	65,001
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, AAC, 5.25%, 7/01/2038	3,660,000	3,714,168
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, NATL, 5.25%, 7/01/2035	970,000	972,609
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, AAC, 5.25%, 7/01/2031	1,640,000	1,715,210
New Jersey Transportation Trust Fund Authority, Transportation System, ”BB“, 5%, 6/15/2044	2,090,000	2,180,560
North Carolina Turnpike Authority, Monroe Connector System State Appropriation Rev., 5%, 7/01/2036	3,000,000	3,123,570
		$15,555,431
Universities - Colleges - 19.9%
Appalachian State University Rev., 4%, 10/01/2048	$1,415,000	$1,577,937
Appalachian State University, Millennial Campus Rev. (End Zone Project), 5%, 5/01/2044	3,000,000	3,606,030
East Carolina University, NC, General Rev., ”A“, 4%, 10/01/2045	2,195,000	2,337,741

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Elizabeth City State University Rev., AGM, 5%, 4/01/2040	$3,155,000	$3,879,072
Georgia Private Colleges & Universities Authority Refunding Rev. (Agnes Scott College), ”A“, 4%, 6/01/2044	2,915,000	3,212,388
North Carolina Agricultural & Technical University Rev., ”A“, 5%, 10/01/2035	3,075,000	3,520,291
North Carolina Capital Facilities Finance Agency Refunding Rev. (Duke University), ”B“, 4%, 10/01/2039	3,265,000	3,608,152
North Carolina Capital Facilities Finance Agency Refunding Rev. (Duke University), ”B“, 5%, 10/01/2044	4,955,000	5,872,369
North Carolina Capital Facilities Finance Agency Rev. (Davidson College), 5%, 3/01/2045	1,500,000	1,589,070
North Carolina Capital Facilities Finance Agency Rev. (Wake Forest University), 4%, 1/01/2048	3,000,000	3,348,840
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (High Point University), 5.25%, 3/01/2033	1,000,000	1,028,040
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Meredith College), 4%, 6/01/2034	1,370,000	1,435,116
North Carolina Central University Rev., 5%, 4/01/2044	3,265,000	3,773,948
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	450,000	465,129
Puerto Rico Industrial Tourist Authority (University Plaza), ”A“, NATL, 5%, 7/01/2020	2,180,000	2,187,347
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	170,000	150,952
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	275,000	232,683
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 4.375%, 10/01/2031	115,000	100,812
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 5%, 10/01/2042	140,000	117,117
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	735,000	798,666
University of North Carolina Board of Governors Rev., 4%, 4/01/2049	5,000,000	5,325,600

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
University of North Carolina, Ashville, Rev., 4%, 6/01/2039	$1,450,000	$1,609,805
University of North Carolina, Charlotte, Rev., 5%, 4/01/2043	1,715,000	1,903,101
University of North Carolina, Charlotte, Rev., ”A“, 5%, 10/01/2038	1,110,000	1,389,132
University of North Carolina, Charlotte, Rev., ”A“, 4%, 10/01/2040	6,310,000	7,039,120
University of North Carolina, Charlotte, Rev., ”A“, 4%, 10/01/2040	305,000	350,064
University of North Carolina, Charlotte, Rev., ”A“, 4%, 10/01/2045	1,500,000	1,702,575
University of North Carolina, Greensboro, Refunding Rev., 4%, 4/01/2036	1,750,000	1,982,120
University of North Carolina, Greensboro, Rev., 5%, 4/01/2026 (Prerefunded 4/01/2021)	3,000,000	3,118,170
University of North Carolina, Greensboro, Rev., 4%, 4/01/2034	1,000,000	1,141,820
University of North Carolina, Greensboro, Rev., 4%, 4/01/2035	1,000,000	1,137,940
University of North Carolina, Greensboro, Rev., 5%, 4/01/2039	2,000,000	2,234,620
University of North Carolina, Raleigh, Rev., ”A“, 5%, 10/01/2029	5,000,000	5,618,050
University of North Carolina, Wilmington, Limited Obligation (Student Housing Projects), 5%, 6/01/2028	3,045,000	3,575,013
University of North Carolina, Wilmington, Limited Obligation (Student Housing Projects), 4%, 6/01/2032	500,000	560,810
University of North Carolina, Wilmington, Limited Obligation (Student Housing Projects), 4%, 6/01/2033	400,000	447,820
University of North Carolina, Wilmington, Limited Obligation (Student Housing Projects), 4%, 6/01/2034	500,000	558,475
University of North Carolina, Wilmington, Rev., ”B“, 4%, 10/01/2039	1,000,000	1,145,060
University of North Carolina, Wilmington, Rev., ”B“, 4%, 10/01/2044	1,405,000	1,590,839
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), ”B“, 5.25%, 7/01/2035	195,000	194,984
Western Carolina University, NC, General Obligation Rev., 5%, 10/01/2043	3,700,000	4,503,936
Winston-Salem State University, NC, General Rev., 5%, 4/01/2033	1,000,000	1,053,890
Winston-Salem State University, NC, General Rev., AGM, 5%, 10/01/2042	2,470,000	2,957,924
Winston-Salem State University, NC, Student Housing Project Rev., 5%, 6/01/2029	1,550,000	1,671,768
		$95,654,336
Universities - Dormitories - 0.7%
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis I LLC - West Village Student Housing Project), BAM, 5%, 5/15/2051	$3,045,000	$3,264,240

Issuer	Shares/Par	Value ($)
Utilities - Cogeneration - 0.2%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$1,100,000	$1,127,500

Utilities - Municipal Owned - 3.1%
Dalton, GA, Combined Utilities Rev., 5%, 3/01/2029	$1,695,000	$2,032,881
Greenville, NC, Greenville Utilities Commission Combined Enterprise System Rev., 5%, 8/01/2044	300,000	372,564
North Carolina Municipal Power Agency No. 1, Catawba Electric Refunding Rev., ”A“, 5%, 1/01/2032	5,655,000	7,118,797
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2029 (a)(d)	1,125,000	795,937
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2042 (a)(d)	175,000	123,813
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2021 (a)(d)	85,000	60,350
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2030 (a)(d)	40,000	28,400
Puerto Rico Electric Power Authority Rev., ”CCC“, 5.25%, 7/01/2027 (a)(d)	415,000	294,650
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2020 (a)(d)	40,000	28,300
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2021 (a)(d)	440,000	311,300
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2022 (a)(d)	720,000	509,400
Puerto Rico Electric Power Authority Rev., ”EEE“, 6.05%, 7/01/2032 (a)(d)	240,000	170,700
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2021 (a)(d)	195,000	137,963
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2023 (a)(d)	190,000	134,425
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2027 (a)(d)	35,000	24,763
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2037 (a)(d)	585,000	413,887
Puerto Rico Electric Power Authority Rev., ”V“, NATL, 5.25%, 7/01/2033	240,000	242,892
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2029	340,000	348,187
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2030	420,000	429,227
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2032	530,000	538,469
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2034	50,000	50,382
Puerto Rico Electric Power Authority Rev., ”WW“, 5.375%, 7/01/2022 (a)(d)	35,000	24,894
Puerto Rico Electric Power Authority Rev., ”WW“, 5.25%, 7/01/2025 (a)(d)	80,000	56,800
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5%, 7/01/2018 (a)(d)	265,000	184,506

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2023 (a)(d)	$305,000	$216,550
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2024 (a)(d)	95,000	67,450
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2026 (a)(d)	300,000	213,000
		$14,930,487
Utilities - Other - 0.5%
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2026	$1,290,000	$1,443,871
Tennessee Energy Acquisition Corp., Gas Rev., ”C“, 5%, 2/01/2021	805,000	819,812
Texas Gas Acquisition & Supply Corp. III., Gas Supply Rev., 5%, 12/15/2031	255,000	263,545
		$2,527,228
Water & Sewer Utility Revenue - 6.8%
Cape Fear Public Utility Authority, Water & Sewer System Rev., 5%, 8/01/2036 (Prerefunded 8/01/2021)	$4,410,000	$4,635,307
Cape Fear Public Utility Authority, Water & Sewer System Rev., 5%, 6/01/2040	1,250,000	1,446,200
Charlotte, NC, Water & Sewer Systems Rev., 4%, 7/01/2047	4,000,000	4,500,600
Durham County, NC, Enterprise Systems Rev., 5%, 6/01/2029 (Prerefunded 6/01/2021)	1,590,000	1,663,013
Greensboro, NC, Enterprise Systems Rev., ”A“, 4%, 6/01/2047	2,000,000	2,223,000
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	220,000	222,545
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	380,000	384,989
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2037	480,000	485,117
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2040	1,325,000	1,331,705
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	1,000,000	989,970
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), ”C-7“, NATL, 5%, 7/01/2032	95,000	107,036
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), ”D-6“, NATL, 5%, 7/01/2036	115,000	128,969
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), ”D-1“, AGM, 5%, 7/01/2035	60,000	67,654

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), ”D-1“, AGM, 5%, 7/01/2037	$140,000	$157,249
New York Environmental Facilities Corp., Clean Water & Drinking Water Rev. (New York City Municipal Water Finance Authority Project), ”A“, 5%, 6/15/2039 (w)	595,000	746,457
New York Environmental Facilities Corp., Clean Water & Drinking Water Rev. (New York City Municipal Water Finance Authority Project), ”A“, 5%, 6/15/2040 (w)	625,000	781,394
Oak Island, NC, Enterprise System Rev., AGM, 5%, 6/01/2025	2,010,000	2,356,584
Oak Island, NC, Enterprise System Rev., AGM, 5%, 6/01/2028	500,000	612,950
Oak Island, NC, Enterprise System Rev., AGM, 5%, 6/01/2029	1,400,000	1,632,820
Oak Island, NC, Enterprise System Rev., AGM, 5%, 6/01/2031	1,600,000	1,858,624
Oak Island, NC, Enterprise System Rev., ASSD GTY, 5.625%, 6/01/2030 (Prerefunded 6/01/2020)	500,000	503,745
Oak Island, NC, Enterprise System Rev., ASSD GTY, 5.75%, 6/01/2036 (Prerefunded 6/01/2020)	800,000	806,152
Raleigh, NC, Combined Enterprise Systems Rev., ”A“, 5%, 3/01/2029	3,145,000	3,494,787
Winston-Salem, NC, Water & Sewer Systems Rev., 4%, 6/01/2034	700,000	800,772
Winston-Salem, NC, Water & Sewer Systems Rev., 4%, 6/01/2035	500,000	570,225
		$32,507,864
Total Municipal Bonds (Identified Cost, $446,614,651)		$457,964,831

Bonds - 0.1%
Consumer Services - 0.1%
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2043 (n) (Identified Cost, $527,441)	$1,700,000	$622,191

Investment Companies (h) - 2.4%
Money Market Funds - 2.4%
MFS Institutional Money Market Portfolio, 1.28% (v) (Identified Cost, $11,539,379)	11,536,654	$11,538,961

Other Assets, Less Liabilities - 2.2%		10,614,513
Net Assets - 100.0%		$480,740,496

Portfolio of Investments – continued

Derivative Contracts at 3/31/20

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond	Short	USD	80	$14,325,000	June - 2020	$(962,795)

At March 31, 2020, the fund had cash collateral of $520,000 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statements of Assets and Liabilities are comprised of cash collateral.

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/20

MFS PENNSYLVANIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.7%

Issuer	Shares/Par	Value ($)
Airport Revenue - 2.4%
Chicago, IL, O’Hare International Airport Rev., Senior Lien, ”B“, 5%, 1/01/2030	$215,000	$240,303
Chicago, IL, O’Hare International Airport Rev., Third Lien, ”A“, 5.625%, 1/01/2035 (Prerefunded 1/01/2021)	270,000	279,021
Chicago, IL, O’Hare International Airport Rev., Third Lien, Unrefunded Balance, ”A“, 5.625%, 1/01/2035	65,000	66,904
Philadelphia, PA, Airport Rev., ”A“, AGM, 5%, 6/15/2040	2,000,000	2,012,160
Philadelphia, PA, Airport Rev., ”B“, 5%, 7/01/2034	750,000	869,287
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”B“, 5%, 12/01/2044	55,000	60,935
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”B“, BAM, 5%, 12/01/2039	65,000	72,499
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”C“, 5%, 12/01/2039	45,000	49,460
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”C“, 5%, 12/01/2044	80,000	87,526
		$3,738,095
General Obligations - General Purpose - 4.9%
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	$350,000	$323,106
Bucks County, PA, Northampton Township, General Obligation, 4%, 5/15/2043	1,000,000	1,071,770
Chicago, IL, ”A“, 5%, 1/01/2025	220,000	225,713
Chicago, IL, General Obligation, ”A“, 5%, 1/01/2026	65,000	66,949
Chicago, IL, General Obligation, ”A“, 5%, 1/01/2027	70,000	72,342
Commonwealth of Puerto Rico, General Obligation, ”A“, 8%, 7/01/2035 (a)(d)	1,650,000	990,000
Commonwealth of Puerto Rico, Public Improvement, ”A“, AGM, 5%, 7/01/2035	315,000	317,570
Commonwealth of Puerto Rico, Public Improvement, ”A“, NATL, 5.5%, 7/01/2020	325,000	326,489
Commonwealth of Puerto Rico, Public Improvement, ”A-4“, AGM, 5%, 7/01/2031	100,000	100,342
Penn Hills, PA, Capital Appreciation, ”D“, 0%, 12/01/2032	595,000	445,090
Philadelphia, PA, ”B“, 5%, 2/01/2035	1,000,000	1,261,180
Puerto Rico Public Buildings Authority Government Facilities Rev., ”I“, ASSD GTY, 5%, 7/01/2036	25,000	25,002
Puerto Rico Public Buildings Authority Rev., Guaranteed, ”D“, AAC, 5.45%, 7/01/2030	165,000	165,092

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
Reading, Berks County, PA, General Obligation, BAM, 5%, 11/01/2030	$1,000,000	$1,217,920
Reading, Berks County, PA, General Obligation, BAM, 5%, 11/01/2031	1,000,000	1,210,050
		$7,818,615
General Obligations - Schools - 12.1%
Beaver County, PA, Aliquippa School District, General Obligation, BAM, 4%, 12/01/2041	$1,000,000	$1,101,860
Berks County, PA, Reading School District, AGM, 5%, 3/01/2038	1,000,000	1,172,440
Carlisle, PA, School District, 5%, 9/01/2026 (Prerefunded 3/01/2022)	1,000,000	1,072,660
Centre County, PA, State College Area School District General Obligation, 5%, 5/15/2044	1,000,000	1,226,940
Conneaut, PA, School District, Capital Appreciation, ”B“, AGM, 0%, 11/01/2031	1,150,000	880,452
Erie, PA, City School District General Obligation, ”A“, AGM, 4%, 4/01/2033	1,150,000	1,311,472
Luzerne County, PA, Wilkes-Barre Area School District, General Obligation, BAM, 4%, 4/15/2054	765,000	840,880
Luzerne County, PA, Wilkes-Barre Area School District, General Obligation, BAM, 5%, 4/15/2059	1,500,000	1,779,990
Montebello, CA, Unified School District (Election of 2016), ”A“, 4%, 8/01/2046	545,000	586,218
Montgomery County, PA, Springfield Township School District, General Obligation, 4%, 11/15/2037	1,500,000	1,627,650
Northampton County, PA, Area School District, ”A“, 5%, 10/01/2033	1,000,000	1,085,970
Philadelphia School District, PA, General Obligation, ”A“, 5%, 9/01/2044	1,500,000	1,819,830
Philadelphia, PA, School District, ”F“, 5%, 9/01/2038	1,500,000	1,740,285
Reading, PA, School District, ”A“, 5%, 4/01/2020	665,000	665,000
Scranton, PA, School District, ”E“, BAM, 5%, 12/01/2034	1,000,000	1,205,090
Upper St. Clair Township, PA, School District General Obligation, ”B“, 3.625%, 10/01/2039	1,000,000	1,079,430
		$19,196,167
Healthcare Revenue - Hospitals - 20.0%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), ”A“, 5%, 4/01/2047	$580,000	$688,657
Allegheny County, PA, Mt. Lebanon Hospital Authority Rev. (St. Clair Memorial Hospital), 5%, 7/01/2038	1,000,000	1,207,460
Berks County, PA, Municipal Authority Rev. (Reading Hospital & Medical Center), ”A“, 5%, 11/01/2040	1,500,000	1,573,515

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Bucks County, PA, Industrial Development Authority, Hospital Rev. (St. Luke’s University Health Network Project), 4%, 8/15/2044	$1,000,000	$1,095,310
Bucks County, PA, St. Mary Hospital Authority Refunding Rev. (Trinity Health Credit Group), 5%, 12/01/2048	1,000,000	1,171,880
Centre County, PA, Hospital Authority Rev. (Mount Nittany Medical Center), 5%, 11/15/2041	850,000	974,397
Centre County, PA, Hospital Authority Rev. (Mount Nittany Medical Center), 6.25%, 11/15/2041 (Prerefunded 11/15/2021)	500,000	540,620
Chester County, PA, Health & Education Facilities Authority Health System Rev. (Jefferson Health System), ”A“, 5%, 5/15/2040 (Prerefunded 5/15/2020)	735,000	737,793
Chester County, PA, Health & Education Facilities Authority Health System Rev. (Jefferson Health System), ”A“, 5%, 5/15/2040	265,000	266,007
Chester County, PA, Health & Education Facilities Authority Health System Rev. (Main Line Health System), ”A“, 4%, 9/01/2041	1,500,000	1,671,735
Chester County, PA, Health & Education Facilities Authority Health System Rev. (Main Line Health System), ”A“, 5%, 10/01/2052	1,750,000	2,072,735
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc. Project), 6.125%, 9/01/2040 (Prerefunded 9/01/2020)	305,000	311,076
Doylestown, PA, Hospital Rev., ”A“, 5%, 7/01/2049	1,000,000	1,146,710
DuBois, PA, Hospital Authority Rev. (Penn Highlands Healthcare), 5%, 7/15/2043	1,000,000	1,177,100
Escambia County, FL, Health Facilities Authority Rev. (Baptist Hospital, Inc.), ”A“, 6%, 8/15/2036	705,000	714,701
Fulton County, PA, Industrial Development Authority Hospital Rev. (Medical Center Project), 5%, 7/01/2040	500,000	521,610
Illinois Finance Authority Rev. (Provena Health), ”A“, 6%, 5/01/2028 (Prerefunded 5/01/2020)	500,000	501,660
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.25%, 7/01/2031	165,000	168,846
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.375%, 7/01/2041	150,000	153,332
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), ”A“, 5.75%, 6/01/2025 (Prerefunded 6/01/2020)	335,000	337,492
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), ”A“, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	390,000	393,264
Lancaster County, PA, Hospital Authority Rev. (University of Pennsylvania Health System), ”A“, 5%, 8/15/2036	1,000,000	1,195,280

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Lancaster County, PA, Hospital Authority Rev. (Saint Anne’s Retirement Community, Inc. Project), 5%, 3/01/2040	$500,000	$507,525
Lancaster County, PA, Hospital Authority Rev. (Saint Anne’s Retirement Community, Inc. Project), 5%, 3/01/2045	500,000	502,480
Lehigh County, PA, Hospital Authority, General Purpose Refunding Rev. (Health Network), ”A“, 4%, 7/01/2039	1,000,000	1,089,570
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., 6%, 8/01/2030 (Prerefunded 8/01/2020)	80,000	81,239
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unrefunded Balance, 6%, 8/01/2030	25,000	25,351
Montour County, PA, Geisinger Authority Health System Rev., ”A-1“, 5%, 2/15/2045	1,000,000	1,170,550
Northampton County, PA, General Purpose Authority Hospital Rev. (St. Luke’s Hospital), ”A“, 5%, 8/15/2048	500,000	593,865
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), ”A“, 5%, 9/01/2036	1,000,000	1,135,490
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), ”A“, 5%, 9/01/2042	1,000,000	1,116,530
Philadelphia, PA, Hospitals and Higher Education Facilities Authority Rev. (Children’s Hospital of Philadelphia), ”C“, 5%, 7/01/2025	1,000,000	1,047,030
Philadelphia, PA, Hospitals and Higher Education Facilities Authority Rev. (Temple University Health System Obligated Group), ”A“, 5%, 7/01/2034	500,000	548,315
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 5%, 9/01/2039	810,000	903,272
Southcentral, PA, General Authority Rev. (WellSpan Health Obligated Group), 4%, 6/01/2044	1,000,000	1,132,340
Southcentral, PA, General Authority Rev. (WellSpan Health Obligated Group), ”A“, 5%, 6/01/2044	1,000,000	1,108,540
St. Mary Hospital Authority, PA, Health System Rev. (Catholic Health East), ”A“, 5%, 11/15/2033 (Prerefunded 11/15/2020)	500,000	511,905
West Shore, PA, Hospital Authority Rev. (Holy Spirit Hospital), ”B“, 5.625%, 1/01/2032	500,000	532,775
Westmoreland County, PA, Industrial Development Authority Rev. (Excela Health Project), 5.125%, 7/01/2030	1,000,000	1,007,560
		$31,635,517
Healthcare Revenue - Long Term Care - 4.7%
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), ”A“, 5.25%, 12/01/2045	$500,000	$504,345
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), ”A“, 5%, 1/01/2039	1,000,000	1,061,660

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
East Hempfield Township, PA, Industrial Development Authority Rev. (Willow Valley Communities Project), 5%, 12/01/2039	$750,000	$847,425
Lancaster County, PA, Hospital Authority Health Center Rev. (Landis Homes Retirement Community Project), ”A“, 5%, 7/01/2045	500,000	490,815
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2035	500,000	553,650
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2036	260,000	297,593
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2037	250,000	284,930
Lancaster County, PA, Hospital Authority Rev. (Brethren Village Project), 5.125%, 7/01/2037	500,000	455,845
Lancaster County, PA, Hospital Authority Rev. (Masonic Homes), ”D“, VRDN, 0.81%, 7/01/2034	1,935,000	1,935,000
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care Retirement Community Project), 5.375%, 1/01/2050	400,000	381,440
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), ”A“, 5%, 7/01/2049	500,000	464,485
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030 (Prerefunded 11/01/2020)	55,000	56,813
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040 (Prerefunded 11/01/2020)	105,000	108,537
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), Unrefunded Balance, 7%, 11/01/2030	5,000	5,115
		$7,447,653
Industrial Revenue - Environmental Services - 0.5%
Blythe Township, PA, Solid Waste Authority Rev., 7.75%, 12/01/2037	$250,000	$270,948
Delaware County, PA, Industrial Development Authority Rev. (Covanta Project), ”A“, 5%, 7/01/2043	500,000	502,245
		$773,193
Industrial Revenue - Other - 1.3%
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Procter & Gamble), 5.375%, 3/01/2031	$1,000,000	$1,304,790
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), ”A“, 4%, 1/01/2050 (n)	390,000	301,025

Issuer	Shares/Par	Value ($)
Industrial Revenue - Other - continued
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), ”A“, 4.5%, 5/01/2032	$115,000	$109,327
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), ”A“, 5.25%, 5/01/2044	400,000	384,644
		$2,099,786
Miscellaneous Revenue - Other - 0.8%
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), ”A“, 5%, 7/01/2040	$145,000	$148,389
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), ”A“, 5%, 7/01/2044	225,000	229,507
Pennsylvania Economic Development Financing Authority Rev. (Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/2034	750,000	819,082
		$1,196,978
Multi-Family Housing Revenue - 1.6%
Pennsylvania Housing Finance Agency, Special Limited Obligation, Multi-Family Housing Development Rev. (Country Commons Apartments), FNMA, 3.6%, 8/01/2035	$983,070	$1,083,570
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project- Section 8), ”I“, 5%, 12/01/2058	1,250,000	1,401,375
		$2,484,945
Sales & Excise Tax Revenue - 2.7%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/2030	$580,000	$584,280
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2026	60,000	67,082
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2027	130,000	147,606
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2029	145,000	169,132
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2030	60,000	70,804
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2036	35,000	40,642
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2037	70,000	81,066
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 4%, 1/01/2038	55,000	56,688
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 4%, 1/01/2040	35,000	35,915
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 4.55%, 7/01/2040	35,000	33,133
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 5%, 7/01/2058	1,126,000	1,094,979

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.329%, 7/01/2040	$367,000	$337,123
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.329%, 7/01/2040	116,000	106,556
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.536%, 7/01/2053	1,000	908
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.784%, 7/01/2058	69,000	64,620
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2024	6,000	5,138
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2027	55,000	41,878
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2029	9,000	6,228
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2031	524,000	325,865
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2033	509,000	281,650
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2046	2,990,000	706,896
		$4,258,189
Secondary Schools - 3.3%
Bucks County, PA, Industrial Development Authority Rev. (School Lane Charter School Project), ”A“, 5.125%, 3/15/2046	$500,000	$530,515
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), ”A“, 5%, 12/15/2047	500,000	521,425
Montgomery County, PA, Industrial Development Authority Rev. (Haverford School Project), 4%, 3/01/2049	1,000,000	1,109,080
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 4/01/2037	500,000	492,295
Philadelphia, PA, Authority for Industrial Development Rev. (Global Leadership Academy Charter School), 6.375%, 11/15/2040	500,000	502,800
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), 6%, 8/01/2035 (Prerefunded 8/01/2020)	665,000	675,527
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), ”B“, 6%, 8/01/2051	500,000	505,190

Issuer	Shares/Par	Value ($)
Secondary Schools - continued
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.75%, 6/15/2043	$400,000	$401,324
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), ”A-1“, 7%, 6/15/2043	400,000	420,708
		$5,158,864
Single Family Housing - State - 1.9%
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., ”2019-128A“, 3.65%, 10/01/2032	$1,000,000	$1,058,500
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., ”A“, 4%, 4/01/2039	645,000	675,844
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “125A”, 3.7%, 10/01/2037	1,245,000	1,346,492
		$3,080,836
State & Local Agencies - 6.6%
Colorado State University Board of Governors, System Enterprise Refunding Rev., ”E“, 4%, 3/01/2043	$655,000	$732,028
Commonwealth Financing Authority Rev., ”A-2“, 5%, 6/01/2036	1,500,000	1,623,045
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2034	1,000,000	1,193,720
Delaware Valley, PA, Regional Finance Authority, ”C“, FLR, 1.809% (LIBOR - 3mo. + 0.75%), 6/01/2037	745,000	674,419
New Jersey Economic Development Authority Rev., School Facilities Construction Rev., ”LLL“, 5%, 6/15/2039	340,000	360,403
New Jersey Economic Development Authority Rev., School Facilities Construction Rev., ”LLL“, 5%, 6/15/2044	570,000	596,984
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), ”A“, AGM, 5%, 6/01/2033	1,255,000	1,472,680
Philadelphia, PA, Authority for Industrial Development Rev. (Rebuild Project), 5%, 5/01/2037	250,000	303,752
Philadelphia, PA, Authority for Industrial Development Rev. (Rebuild Project), 5%, 5/01/2038	1,000,000	1,210,670
Philadelphia, PA, Redevelopment Authority City Agreement Rev., ”A“, 5%, 4/15/2028	1,000,000	1,158,560
Philadelphia, PA, Redevelopment Authority Refunding Rev. (Neighborhood Transformation Initiative), BAM, 5%, 4/15/2024	1,000,000	1,071,130
		$10,397,391

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tax - Other - 2.5%
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5.375%, 5/01/2042	$300,000	$303,564
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Refunding Project), 5%, 5/01/2042	500,000	503,535
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., ”A“, 5%, 5/01/2035	750,000	787,297
Guam Government Ltd. Obligation Rev., ”A“, 5%, 12/01/2035	115,000	114,281
Guam Government Ltd. Obligation Rev., ”A“, 5%, 12/01/2036	60,000	59,413
Guam Government Ltd. Obligation Rev., ”A“, 5%, 12/01/2046	185,000	175,436
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., ”A“, AAC, 5%, 7/01/2031	155,000	155,020
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2026	655,000	698,381
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2027	430,000	459,623
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Capital Appreciation, ”A“, AAC, 0%, 7/01/2036	1,640,000	751,710
		$4,008,260
Tax Assessment - 0.3%
Washington County, PA, Redevelopment Authority Refunding Rev. (Victory Centre Tax Increment Financing Project), 5%, 7/01/2035	$500,000	$490,550

Tobacco - 1.3%
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 5%, 6/01/2032	$110,000	$136,669
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 4%, 6/01/2037	60,000	65,945
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-2, ”2“, 5%, 6/01/2055	855,000	757,547
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, ”2“, 0%, 6/01/2057	2,055,000	226,728
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	755,000	797,016
		$1,983,905
Toll Roads - 2.1%
Delaware River Port Authority Rev., 5%, 1/01/2029	$1,145,000	$1,291,285
Pennsylvania Turnpike Commission Subordinate Rev., ”A“, AGM, 4%, 12/01/2049	1,500,000	1,668,135

Issuer	Shares/Par	Value ($)
Toll Roads - continued
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	$140,000	$157,941
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	110,000	123,022
		$3,240,383
Transportation - Special Tax - 2.9%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ASSD GTY, 5.25%, 7/01/2041	$110,000	$113,747
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”AA-1“, AGM, 4.95%, 7/01/2026	145,000	147,930
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”D“, AGM, 5%, 7/01/2032	270,000	270,073
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, AAC, 5.25%, 7/01/2038	765,000	776,322
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, NATL, 5.25%, 7/01/2035	240,000	240,646
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, AAC, 5.5%, 7/01/2029	755,000	808,076
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, AAC, 5.25%, 7/01/2030	75,000	78,698
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NATL, 5.25%, 7/01/2032	90,000	91,438
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NATL, 5.25%, 7/01/2033	55,000	55,663
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Unrefunded Balance, ”A“, NATL, 5%, 7/01/2038	20,000	19,835
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., ”A-1“, 5%, 6/15/2027	215,000	240,095
New Jersey Transportation Trust Fund Authority, Transportation System, ”BB“, 5%, 6/15/2044	690,000	719,898
Pennsylvania Turnpike Commission (Motor License Fund), ”B“, 5%, 12/01/2030 (Prerefunded 12/01/2021)	1,000,000	1,065,480
		$4,627,901
Universities - Colleges - 9.0%
Allegheny County, PA, Higher Education Building Authority Rev. (Duquesne University), ”A“, 5%, 3/01/2032	$500,000	$588,825

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), ”A“, 5.75%, 10/15/2040	$500,000	$505,935
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2039	1,200,000	1,256,400
Delaware County, PA, Authority University Rev. (Neumann University), 5.25%, 10/01/2031	565,000	571,096
Erie, PA, Higher Education Building Authority Rev. (Gannon University), ”A“, 5.5%, 5/01/2040	1,000,000	1,001,870
Northampton County, PA, General Purpose Authority College Rev. (Lafayette College), 4%, 11/01/2038	1,000,000	1,126,500
Northeastern, PA, Hospital & Education Authority College Rev. (King’s College Project), 5%, 5/01/2049	1,000,000	1,104,790
Northeastern, PA, Hospital & Education Authority Rev. (Wilkes University), ”B“, 5.25%, 3/01/2037	750,000	817,770
Pennsylvania Higher Educational Facilities Authority Rev. (Duquesne University), ”A“, 4%, 3/01/2037	750,000	820,785
Pennsylvania Higher Educational Facilities Authority Rev. (Duquesne University), ”A“, 5%, 3/01/2039	750,000	873,983
Pennsylvania Higher Educational Facilities Authority Rev. (Saint Francis University Project), ”JJ2“, 6.25%, 11/01/2041 (Prerefunded 11/01/2021)	500,000	540,070
Pennsylvania Higher Educational Facilities Authority Rev. (Trustees of the University of Pennsylvania), ”A“, 5%, 8/15/2036	500,000	594,875
Pennsylvania Public School Building Authority Rev. (Montgomery County Community College), 5%, 5/01/2033	1,000,000	1,150,510
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	95,000	80,381
University of Puerto Rico Rev., ”P“, NATL, 5%, 6/01/2025	25,000	25,007
Washington County, PA, Industrial Development Authority College Rev. (Washington Jefferson College), 5.25%, 11/01/2030 (Prerefunded 5/01/2020)	1,000,000	1,003,050
Wilkes-Barre, PA, Finance Authority Rev. (University of Scranton), 5%, 11/01/2035 (Prerefunded 11/01/2020)	1,000,000	1,018,500
Wilkes-Barre, PA, Finance Authority Rev. (University of Scranton), ”A“, 5%, 11/01/2026	1,000,000	1,139,220
		$14,219,567

Issuer	Shares/Par	Value ($)
Universities - Dormitories - 2.3%
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis I LLC - West Village Student Housing Project), BAM, 5%, 5/15/2051	$1,025,000	$1,098,800
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2046	1,000,000	1,038,200
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 6%, 7/01/2043 (Prerefunded 7/01/2020)	1,000,000	1,011,960
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services, Inc. Housing Project), 6.25%, 10/01/2043 (Prerefunded 10/01/2021)	500,000	533,720
		$3,682,680
Utilities - Cogeneration - 0.2%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$365,000	$374,125

Utilities - Investor Owned - 0.3%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	$415,000	$419,312

Utilities - Municipal Owned - 2.3%
Guam Power Authority Rev., ”A“, 5.5%, 10/01/2030 (Prerefunded 10/01/2020)	$315,000	$321,807
Guam Power Authority Rev., ”A“, AGM, 5%, 10/01/2039	95,000	98,393
Guam Power Authority Rev., ”A“, AGM, 5%, 10/01/2044	105,000	108,185
Philadelphia, PA, Gas Works Rev., 5%, 8/01/2031	500,000	579,005
Philadelphia, PA, Gas Works Rev. (1998 General Ordinance), ”9“, 5.25%, 8/01/2040 (Prerefunded 8/01/2020)	390,000	395,409
Philadelphia, PA, Gas Works Rev., Unrefunded Balance, (1998 General Ordinance), ”9“, 5.25%, 8/01/2040	610,000	617,906
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2029 (a)(d)	390,000	275,925
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2042 (a)(d)	55,000	38,913
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2021 (a)(d)	25,000	17,750
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2030 (a)(d)	15,000	10,650
Puerto Rico Electric Power Authority Rev., ”CCC“, 5.25%, 7/01/2027 (a)(d)	140,000	99,400
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2020 (a)(d)	15,000	10,613

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2021 (a)(d)	$150,000	$106,125
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2022 (a)(d)	245,000	173,337
Puerto Rico Electric Power Authority Rev., ”EEE“, 6.05%, 7/01/2032 (a)(d)	80,000	56,900
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2021 (a)(d)	65,000	45,987
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2023 (a)(d)	65,000	45,987
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2027 (a)(d)	10,000	7,075
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2037 (a)(d)	200,000	141,500
Puerto Rico Electric Power Authority Rev., ”V“, NATL, 5.25%, 7/01/2033	75,000	75,904
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2032	155,000	157,477
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2034	15,000	15,114
Puerto Rico Electric Power Authority Rev., ”WW“, 5.375%, 7/01/2022 (a)(d)	10,000	7,113
Puerto Rico Electric Power Authority Rev., ”WW“, 5.25%, 7/01/2025 (a)(d)	30,000	21,300
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5%, 7/01/2018 (a)(d)	95,000	66,144
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2023 (a)(d)	105,000	74,550
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2024 (a)(d)	30,000	21,300
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2026 (a)(d)	95,000	67,450
		$3,657,219
Utilities - Other - 0.7%
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), ”A“, 5%, 9/01/2036	$75,000	$88,869
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 11/15/2038	280,000	396,410
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2022	235,000	247,122
Tennessee Energy Acquisition Corp., Gas Rev., ”C“, 5%, 2/01/2021	255,000	259,692
Texas Gas Acquisition & Supply Corp. III., Gas Supply Rev., 5%, 12/15/2031	75,000	77,513
		$1,069,606
Water & Sewer Utility Revenue - 10.0%
Allegheny County, PA, Sanitation Authority Sewer Rev., AGM, 5%, 6/01/2040	$1,000,000	$1,023,280
Allegheny County, PA, Sanitation Authority Sewer Rev., BAM, 5%, 12/01/2030	500,000	578,700
Bucks County, PA, Water & Sewer Authority, Water System Rev., 5%, 12/01/2033 (Prerefunded 12/01/2021)	1,000,000	1,065,480

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Canonsburg-Houston, PA, Joint Authority Sewer Rev., ”A“, 5%, 12/01/2040	$1,000,000	$1,143,010
Capital Region Water Sewer System Rev., 5%, 7/15/2042	1,000,000	1,183,750
Clairton, PA, Municipal Authority Sewer Rev., ”B“, 5%, 12/01/2042	500,000	534,975
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., ”A“, ASSD GTY, 5%, 7/01/2028	45,000	45,020
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., ”A“, ASSD GTY, 5.125%, 7/01/2047	110,000	109,994
Erie, PA, Water Authority Rev., ”A“, AGM, 5%, 12/01/2043	1,000,000	1,220,860
Erie, PA, Water Authority Rev., ”A“, AGM, 4%, 12/01/2050	995,000	1,099,256
Erie, PA, Water Authority Rev., ”D“, BAM, 4%, 12/01/2041	1,500,000	1,679,655
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2020	45,000	45,151
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2021	120,000	121,964
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040 (Prerefunded 7/01/2020)	260,000	262,839
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 1/01/2032	475,000	483,631
Philadelphia, PA, Water and Wastewater Rev., ”A“, 5%, 10/01/2037	1,000,000	1,194,360
Philadelphia, PA, Water and Wastewater Rev., ”A“, 5%, 10/01/2038	1,000,000	1,214,220
Pittsburgh, PA, Water and Sewer System Authority Subordinate Refunding Rev., ”B“, AGM, 4%, 9/01/2034	2,500,000	2,885,925
		$15,892,070
Total Municipal Bonds (Identified Cost, $147,344,938)		$152,951,807

Bonds - 0.1%
Consumer Services - 0.1%
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2043 (n) (Identified Cost, $155,144)	$500,000	$182,997

Investment Companies (h) - 1.6%
Money Market Funds - 1.6%
MFS Institutional Money Market Portfolio, 1.28% (v) (Identified Cost, $2,584,397)	2,583,569	$2,584,086

Other Assets, Less Liabilities - 1.6%		2,457,289
Net Assets - 100.0%		$158,176,179

Portfolio of Investments – continued

Derivative Contracts at 3/31/20

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond	Short	USD	15	$2,685,938	June - 2020	$(180,524)

At March 31, 2020, the fund had cash collateral of $97,500 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statements of Assets and Liabilities are comprised of cash collateral.

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/20

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.1%

Issuer	Shares/Par	Value ($)
Airport Revenue - 4.7%
Charleston County, SC, Airport District Rev., 5%, 7/01/2038	$750,000	$912,105
Charleston County, SC, Airport District Rev., 5%, 7/01/2039	450,000	546,125
Charleston County, SC, Airport District Rev., 5%, 7/01/2043	1,250,000	1,505,125
Charleston County, SC, Airport District Rev., 5%, 7/01/2048	1,500,000	1,790,445
Charleston County, SC, Airport District Rev., ”A“, 5.25%, 7/01/2021	2,000,000	2,099,940
Dallas and Fort Worth, TX, International Airport Rev., ”B“, 5%, 11/01/2044	220,000	233,068
Dallas and Fort Worth, TX, International Airport Rev., ”C“, 5%, 11/01/2045	155,000	161,167
Horry County, SC, Airport Rev. (Myrtle Beach International Airport), ”A“, 5%, 7/01/2040	2,250,000	2,268,000
San Francisco, CA, City & County Airports Commission, International Airport Rev., ”H“, 5%, 5/01/2021	1,180,000	1,221,630
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”B“, 5%, 12/01/2044	90,000	99,712
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”B“, BAM, 5%, 12/01/2039	10,000	11,154
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”C“, 5%, 12/01/2039	75,000	82,434
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”C“, 5%, 12/01/2044	120,000	131,288
		$11,062,193
General Obligations - General Purpose - 2.4%
Aiken County, SC, County Administration Building Project, 5%, 3/01/2025	$910,000	$976,339
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	475,000	438,501
Chicago, IL, ”A“, 5%, 1/01/2025	325,000	333,440
Chicago, IL, ”A“, 5.25%, 1/01/2033	405,000	413,453
Chicago, IL, General Obligation (Neighborhood Alive 21 Program), ”B“, 5.5%, 1/01/2037	105,000	108,587
Chicago, IL, General Obligation Refunding Project, ”A“, 5.25%, 1/01/2030	70,000	71,696
Chicago, IL, General Obligation, ”A“, 5%, 1/01/2026	95,000	97,848
Chicago, IL, General Obligation, ”A“, 5%, 1/01/2027	105,000	108,512
Commonwealth of Puerto Rico, General Obligation, ”A“, 8%, 7/01/2035 (a)(d)	2,435,000	1,461,000
Commonwealth of Puerto Rico, Public Improvement, ”A“, AGM, 5%, 7/01/2035	45,000	45,367

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
Commonwealth of Puerto Rico, Public Improvement, ”A“, NATL, 5.5%, 7/01/2020	$495,000	$497,267
Commonwealth of Puerto Rico, Public Improvement, ”A-4“, AGM, 5.25%, 7/01/2030	65,000	65,378
Commonwealth of Puerto Rico, Public Improvement, ”A-4“, AGM, 5%, 7/01/2031	145,000	145,496
Lancaster County, SC, General Obligation Refunding, 3%, 3/01/2039	725,000	767,282
Puerto Rico Public Buildings Authority Rev., ”M-2“, AAC, 10%, 7/01/2035	105,000	114,011
		$5,644,177
General Obligations - Schools - 8.7%
Aiken County, SC, Consolidated School District Special Obligation, 4%, 6/01/2035	$275,000	$321,495
Aiken County, SC, Consolidated School District Special Obligation, 3.125%, 6/01/2041	1,400,000	1,451,198
Aiken County, SC, Consolidated School District Special Obligation, ”A“, 4%, 4/01/2036	2,000,000	2,325,480
Anderson County, SC, School District, ”A“, 5%, 3/01/2026	1,240,000	1,500,251
Chesterfield County, SC, School District, 5%, 3/01/2025	1,000,000	1,072,310
Downey, CA, Unified School District (Election of 2014), ”B“, 4%, 8/01/2040	1,295,000	1,460,229
Lexington County, SC, School District No. 1, ”A“, 5%, 3/01/2023	1,030,000	1,142,445
Richland County, SC, School District No. 1, ”A“, 5%, 3/01/2025	2,000,000	2,109,900
Richland County, SC, School District No. 1, ”A“, 5%, 3/01/2029	3,000,000	3,153,120
Spartanburg County, SC, School District No. 7, General Obligation, ”B“, 5%, 3/01/2048	2,000,000	2,452,620
Spartanburg County, SC, School District No. 7, General Obligation, ”D“, 5%, 3/01/2042	3,000,000	3,730,410
		$20,719,458
Healthcare Revenue - Hospitals - 15.6%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), ”A“, 4%, 4/01/2044	$340,000	$354,923
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), ”A-1“, 4%, 8/01/2044	25,000	24,931
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), ”A-2“, 5%, 8/01/2044	20,000	21,531
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), ”A-2“, 5%, 8/01/2049	10,000	10,612
Colorado Health Facilities Authority Rev. (CommonSpirit Health), ”A-2“, 4%, 8/01/2044	115,000	114,680

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc. Project), 6.125%, 9/01/2040 (Prerefunded 9/01/2020)	$400,000	$407,968
Doylestown, PA, Hospital Rev., ”A“, 4%, 7/01/2045	30,000	31,459
Escambia County, FL, Health Facilities Authority Rev. (Baptist Hospital, Inc.), ”A“, 6%, 8/15/2036	925,000	937,728
Florence County, SC, Hospital Rev. (McLeod Regional Medical Center), ”A“, 5%, 11/01/2037	3,000,000	3,047,610
Greenville, SC, Hospital Systems, Hospital Facilities Rev., 6%, 5/01/2020	1,195,000	1,199,529
Greenwood County, SC, Hospital Facilities Refunding Rev. (Self Regional Healthcare), 4%, 10/01/2036	1,500,000	1,653,900
Greenwood County, SC, Hospital Facilities Refunding Rev. (Self Regional Healthcare), ”B“, 5%, 10/01/2031	1,950,000	2,063,314
Illinois Finance Authority Rev. (Provena Health), ”A“, 6%, 5/01/2028 (Prerefunded 5/01/2020)	550,000	551,826
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.25%, 7/01/2031	155,000	158,613
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.375%, 7/01/2041	180,000	183,998
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), ”A“, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	605,000	610,064
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), ”A“, 6.5%, 3/01/2045 (Prerefunded 6/01/2020)	865,000	872,404
Lexington County, SC, Health Services District, Inc., Hospital Rev., 4%, 11/01/2031	1,000,000	1,100,830
Lexington County, SC, Health Services District, Inc., Hospital Rev., 4%, 11/01/2032	1,000,000	1,098,430
Lexington County, SC, Health Services District, Inc., Hospital Rev., 5%, 11/01/2035	1,000,000	1,140,580
Lexington County, SC, Health Services District, Inc., Hospital Rev., 5%, 11/01/2036	1,000,000	1,138,120
Lexington County, SC, Health Services District, Inc., Hospital Rev., Refunding & Improvement, 5%, 11/01/2026	500,000	523,895
New Hampshire Health & Education Facilities Authority Rev. (Dartmouth-Hitchcock Obligated Group), ”A“, 5%, 8/01/2059	170,000	244,009
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Anmed Health), 5%, 2/01/2038	1,500,000	1,732,665
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Conway Hospital, Inc.), 5%, 7/01/2037	1,250,000	1,357,900

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Conway Hospital, Inc.), 5.25%, 7/01/2047	$2,000,000	$2,299,560
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2037	500,000	550,095
South Carolina Jobs & Economic Development Authority, Hospital Rev. (McLeod Health Projects), 4%, 11/01/2048	2,000,000	2,156,820
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Palmetto Health), ”A“, 5.25%, 8/01/2030 (Prerefunded 8/01/2023)	1,000,000	1,133,230
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Palmetto Health), ”A“, AGM, 6.5%, 8/01/2039 (Prerefunded 8/01/2021)	2,000,000	2,142,780
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Prisma Health Obligated Group), 5%, 5/01/2037	2,000,000	2,384,120
Spartanburg County, SC, Regional Health Services District Hospital Rev., ”A“, 5%, 4/15/2037 (Prerefunded 4/15/2022)	30,000	32,255
Spartanburg County, SC, Regional Health Services District Hospital Rev., ”A“, 5%, 4/15/2037	1,970,000	2,072,716
Spartanburg County, SC, Regional Health Services District Hospital Rev., ”A“, 4%, 4/15/2043	3,340,000	3,597,982
		$36,951,077
Healthcare Revenue - Long Term Care - 2.0%
South Carolina Jobs & Economic Development Authority Rev. (Bishop Gadsden Episcopal Retirement Community), ”A“, 5%, 4/01/2049	$1,250,000	$1,289,287
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5%, 5/01/2043	750,000	631,373
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5.125%, 5/01/2048	250,000	209,808
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), ”B“, 5%, 5/01/2042	750,000	635,332
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Wesley Commons), 5%, 10/01/2036	1,000,000	1,014,390
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (South Carolina Episcopal Home at Still Hopes), 5%, 4/01/2047	1,000,000	989,760
		$4,769,950

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Industrial Revenue - Other - 0.4%
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), ”A“, 3.625%, 1/01/2035 (n)	$100,000	$84,188
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), ”A“, 4%, 1/01/2050 (n)	410,000	316,463
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), ”A“, 4.5%, 5/01/2032	285,000	270,941
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), ”A“, 5.25%, 5/01/2044	395,000	379,836
		$1,051,428
Industrial Revenue - Paper - 0.5%
Richland County, SC, Environmental Improvement Rev. (International Paper), ”A“, 3.875%, 4/01/2023	$1,000,000	$1,048,330
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	100,000	103,807
		$1,152,137
Miscellaneous Revenue - Other - 0.0%
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	$45,000	$46,029

Port Revenue - 4.6%
South Carolina Port Authority Rev., 5%, 7/01/2028	$300,000	$343,197
South Carolina Port Authority Rev., 5%, 7/01/2029	450,000	512,536
South Carolina Port Authority Rev., 5%, 7/01/2033	500,000	591,860
South Carolina Port Authority Rev., 5%, 7/01/2036	3,000,000	3,550,230
South Carolina Port Authority Rev., 5.25%, 7/01/2040 (Prerefunded 7/01/2020)	250,000	252,498
South Carolina Port Authority Rev., 4%, 7/01/2055	2,000,000	2,117,760
South Carolina Ports Authority Rev. (tax-exempt), ”B“, 5%, 7/01/2044	3,000,000	3,543,510
		$10,911,591
Sales & Excise Tax Revenue - 2.7%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	$725,000	$729,328
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2026	95,000	106,213
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2027	185,000	210,055
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2029	205,000	239,118
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2030	85,000	100,306

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2036	$55,000	$63,867
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2037	105,000	121,599
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 4%, 1/01/2038	40,000	41,228
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 4%, 1/01/2039	45,000	46,254
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 4%, 1/01/2040	50,000	51,307
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 4.55%, 7/01/2040	49,000	46,386
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 5%, 7/01/2058	1,831,000	1,780,556
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.329%, 7/01/2040	450,000	413,365
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.329%, 7/01/2040	163,000	149,730
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.536%, 7/01/2053	4,000	3,630
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.784%, 7/01/2058	71,000	66,493
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2024	7,000	5,994
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2027	79,000	60,152
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2029	14,000	9,688
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2031	725,000	450,863
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2033	695,000	384,571
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2046	5,158,000	1,219,454
		$6,300,157
Secondary Schools - 0.2%
District of Columbia Rev. (Rocketship D.C.), ”A“, 5%, 6/01/2049	$250,000	$237,487
North Texas Education Finance Corp., Education Rev. (Uplift Education), ”A“, 5.125%, 12/01/2042	220,000	237,158
		$474,645

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Single Family Housing - State - 1.8%
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), ”C1“, 4%, 11/15/2047	$895,000	$945,281
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “125A”, 3.7%, 10/01/2037	1,135,000	1,227,525
South Carolina Housing, Finance & Development Authority Rev., ”A“, 3.75%, 7/01/2043	1,000,000	1,063,080
South Carolina Housing, Finance & Development Authority Rev., ”A“, 3.8%, 1/01/2049	1,000,000	1,057,910
		$4,293,796
State & Local Agencies - 9.1%
Berkeley County, SC, School District Special Obligation, 5%, 12/01/2021	$1,000,000	$1,063,940
Charleston County, SC, Special Source Rev., ”C“, 5%, 12/01/2021	1,000,000	1,064,800
Charleston, SC, Educational Excellence Finance Corp. Rev. (Charleston County School District Project), ”B“, 5%, 12/01/2030	3,595,000	4,029,096
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2032	55,000	66,087
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2033	45,000	53,836
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2034	25,000	29,843
Delaware Valley, PA, Regional Finance Authority, ”C“, FLR, 1.809% (LIBOR - 3mo. + 0.75%), 6/01/2037	1,330,000	1,203,996
Greenwood, SC, Fifty School Facilities, Inc., Installment Purchase Rev. (Greenwood School District No. 50), BAM, 5%, 12/01/2028	3,000,000	3,571,740
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	705,000	834,276
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	35,000	38,870
New Jersey Economic Development Authority Rev., School Facilities Construction Rev., ”LLL“, 5%, 6/15/2039	490,000	519,405
New Jersey Economic Development Authority Rev., School Facilities Construction Rev., ”LLL“, 5%, 6/15/2044	815,000	853,582
Orangeburg County, SC, Facilities Corp. Installment Purchase Rev. (Detention Center Project), 4%, 12/01/2042	2,000,000	2,179,220
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), ”A“, AGM, 5%, 6/01/2033	1,115,000	1,308,397

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Scago, SC, Educational Facilities Installment Purchase Rev. (School District of Pickens County Project), 5%, 12/01/2028	$2,000,000	$2,334,940
Sumter, SC, School Facilities, Inc., Installment Purchase Rev. (Sumter Two School Facilities, Inc.), BAM, 5%, 12/01/2026	1,000,000	1,169,900
Sumter, SC, School Facilities, Inc., Installment Purchase Rev. (Sumter Two School Facilities, Inc.), BAM, 5%, 12/01/2027	1,195,000	1,390,610
		$21,712,538
Tax - Other - 4.5%
Birmingham-Jefferson, AL, Civic Center Authority, “B”, 5%, 7/01/2043	$940,000	$1,127,107
Greenville County, SC, Hospitality Tax Rev., AGM, 5%, 4/01/2022	1,025,000	1,063,909
Guam Government Ltd. Obligation Rev., ”A“, 5%, 12/01/2035	180,000	178,875
Guam Government Ltd. Obligation Rev., ”A“, 5%, 12/01/2036	95,000	94,070
Guam Government Ltd. Obligation Rev., ”A“, 5%, 12/01/2046	285,000	270,265
Illinois Sports Facilities Authority Refunding Rev., BAM, 5%, 6/15/2029	1,260,000	1,570,212
Myrtle Beach, SC, Tax Increment Refunding Bonds Rev. (Myrtle Beach Air Force Base Redevelopment Project Area), 5%, 10/01/2030	1,000,000	1,182,900
North Charleston, SC, Limited Obligation Bond (Hospitality Fee Pledge), ”A“, 5%, 10/01/2040	2,000,000	2,340,960
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., ”A“, AAC, 5%, 7/01/2031	405,000	405,053
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2024	440,000	463,901
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2025	50,000	53,080
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2026	1,245,000	1,327,456
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2027	635,000	678,745
		$10,756,533
Tax Assessment - 0.4%
Berkeley County, SC, Assessment Rev. (Nexton Improvement District), 4.375%, 11/01/2049	$1,000,000	$815,870
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 4%, 7/01/2029	20,000	19,352
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 5%, 7/01/2036	20,000	20,239
		$855,461
Tobacco - 1.1%
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 5%, 6/01/2032	$150,000	$186,366

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tobacco - continued
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 4%, 6/01/2037	$90,000	$98,918
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-2, ”2“, 5%, 6/01/2055	1,265,000	1,120,815
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, ”2“, 0%, 6/01/2057	3,020,000	333,197
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	850,000	897,302
		$2,636,598
Toll Roads - 0.3%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	$275,000	$283,225
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	535,000	542,843
		$826,068
Transportation - Special Tax - 8.6%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”AA-1“, AGM, 4.95%, 7/01/2026	$755,000	$770,259
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”CC“, AGM, 5.25%, 7/01/2036	470,000	494,816
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”J“, NATL, 5%, 7/01/2029	20,000	20,000
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, AAC, 5.25%, 7/01/2038	1,340,000	1,359,832
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, NATL, 5.25%, 7/01/2035	480,000	481,291
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, AAC, 5.5%, 7/01/2029	1,125,000	1,204,087
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, AAC, 5.25%, 7/01/2031	90,000	94,127
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, ASSD GTY, 5.25%, 7/01/2036	15,000	15,791
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NATL, 5.25%, 7/01/2032	435,000	441,951
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NATL, 5.25%, 7/01/2033	350,000	354,218

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., ”A-1“, 5%, 6/15/2027	$350,000	$390,852
New Jersey Transportation Trust Fund Authority, Transportation System, ”BB“, 5%, 6/15/2044	1,005,000	1,048,547
South Carolina Transportation Infrastructure Bank Refunding Rev., ”A“, 5%, 10/01/2036	1,205,000	1,456,339
South Carolina Transportation Infrastructure Bank Refunding Rev., ”A“, AGM, 5%, 10/01/2035	2,000,000	2,432,940
South Carolina Transportation Infrastructure Bank Refunding Rev., ”B“, 1.509%, 10/01/2031 (Put Date 10/01/2022)	5,000,000	4,885,200
South Carolina Transportation Infrastructure Bank Rev., ”A“, 5%, 10/01/2030	2,000,000	2,495,840
South Carolina Transportation Infrastructure Bank Rev., ”A“, 5%, 10/01/2040	2,000,000	2,396,960
		$20,343,050
Universities - Colleges - 7.9%
College of Charleston, SC, Academic & Administrative Facilities Rev., ”B“, 5%, 4/01/2022	$1,205,000	$1,292,857
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	200,000	206,724
Private Colleges & Universities, GA, Authority Refunding Rev. (Agnes Scott College), ”A“, 5%, 6/01/2027	420,000	506,612
Private Colleges & Universities, GA, Authority Refunding Rev. (Agnes Scott College), ”A“, 5%, 6/01/2028	495,000	608,672
Private Colleges & Universities, GA, Authority Refunding Rev. (Agnes Scott College), ”A“, 5%, 6/01/2029	400,000	500,440
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	75,000	66,596
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	125,000	105,765
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 4.375%, 10/01/2031	55,000	48,215
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 5%, 10/01/2042	70,000	58,559

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	$390,000	$423,782
South Carolina Jobs & Economic Development Authority (Furman University), 5%, 10/01/2028	700,000	828,947
South Carolina Jobs & Economic Development Authority (Wofford College), 5%, 4/01/2035	1,565,000	1,789,515
South Carolina Jobs & Economic Development Authority (Wofford College), 5%, 4/01/2049	2,000,000	2,294,220
South Carolina Private Nonprofit Institutions Higher Learning Educational Facilities Authority Rev. (Furman University), ”B“, VRDN, 0.83%, 10/01/2039	3,000,000	3,000,000
University of Puerto Rico Rev., ”P“, NATL, 5%, 6/01/2025	30,000	30,008
University of South Carolina, Athletic Facilities Rev., ”A“, 4%, 5/01/2035	365,000	403,358
University of South Carolina, Athletic Facilities Rev., ”A“, 5%, 5/01/2035 (Prerefunded 5/01/2020)	830,000	832,606
University of South Carolina, Athletic Facilities Rev., ”A“, 5%, 5/01/2035	170,000	170,450
University of South Carolina, Athletic Facilities Rev., ”A“, 4%, 5/01/2036	400,000	441,316
University of South Carolina, Athletic Facilities Rev., ”A“, 5%, 5/01/2036	440,000	531,049
University of South Carolina, Athletic Facilities Rev., ”A“, 5%, 5/01/2037	1,560,000	1,878,521
University of South Carolina, Athletic Facilities Rev., ”A“, 5%, 5/01/2040 (Prerefunded 5/01/2020)	1,665,000	1,670,228
University of South Carolina, Athletic Facilities Rev., ”A“, 5%, 5/01/2040	335,000	335,834
University of South Carolina, Higher Education Facilities Refunding Rev., ”A“, 5%, 5/01/2040	575,000	690,454
		$18,714,728
Universities - Dormitories - 1.1%
University of South Carolina, Higher Education Rev., ”A“, 5%, 6/01/2035 (Prerefunded 6/01/2020)	$2,555,000	$2,571,531

Utilities - Cogeneration - 0.2%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$535,000	$548,375

Utilities - Investor Owned - 0.3%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	$800,000	$808,312

Utilities - Municipal Owned - 3.5%
Guam Power Authority Rev., ”A“, AGM, 5%, 10/01/2039	$145,000	$150,179

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Guam Power Authority Rev., ”A“, AGM, 5%, 10/01/2044	$170,000	$175,156
Piedmont, SC, Municipal Power Agency, FGIC, 6.25%, 1/01/2021	2,700,000	2,801,898
Piedmont, SC, Municipal Power Agency, ”C“, AGM, 5%, 1/01/2030	1,000,000	1,041,770
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2029 (a)(d)	525,000	371,437
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2042 (a)(d)	80,000	56,600
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2021 (a)(d)	40,000	28,400
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2030 (a)(d)	20,000	14,200
Puerto Rico Electric Power Authority Rev., ”CCC“, 5.25%, 7/01/2027 (a)(d)	190,000	134,900
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2020 (a)(d)	20,000	14,150
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2021 (a)(d)	205,000	145,038
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2022 (a)(d)	330,000	233,475
Puerto Rico Electric Power Authority Rev., ”EEE“, 6.05%, 7/01/2032 (a)(d)	115,000	81,794
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2021 (a)(d)	100,000	70,750
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2023 (a)(d)	90,000	63,675
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2027 (a)(d)	15,000	10,613
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2037 (a)(d)	270,000	191,025
Puerto Rico Electric Power Authority Rev., ”V“, NATL, 5.25%, 7/01/2033	115,000	116,386
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2032	245,000	248,915
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2034	25,000	25,191
Puerto Rico Electric Power Authority Rev., ”WW“, 5.375%, 7/01/2022 (a)(d)	15,000	10,669
Puerto Rico Electric Power Authority Rev., ”WW“, 5.25%, 7/01/2025 (a)(d)	40,000	28,400
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5%, 7/01/2018 (a)(d)	120,000	83,550
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2023 (a)(d)	140,000	99,400
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2024 (a)(d)	45,000	31,950
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2026 (a)(d)	145,000	102,950
Rock Hill, SC, Combined Utility System Rev., ”A“, 4%, 1/01/2049	650,000	723,053
Rock Hill, SC, Utility Systems Rev., 5%, 1/01/2041	1,000,000	1,155,040
		$8,210,564

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Other - 1.1%
Nebraska Central Plains Energy Project, Gas Project Rev., ”3“, 5%, 9/01/2042	$790,000	$846,532
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 11/15/2028	130,000	154,794
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2021	270,000	278,405
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2022	290,000	304,958
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2026	570,000	637,990
Tennessee Energy Acquisition Corp., Gas Rev., ”C“, 5%, 2/01/2021	330,000	336,072
		$2,558,751
Water & Sewer Utility Revenue - 14.4%
Charleston, SC, Waterworks & Sewer System Rev., Capital Improvement, 5%, 1/01/2035 (Prerefunded 1/01/2021)	$1,000,000	$1,029,540
Columbia, SC, Stormwater System Rev. (City Improvements), 5%, 2/01/2038	755,000	924,875
Columbia, SC, Waterworks & Sewer System Rev., 4%, 2/01/2043	2,000,000	2,231,620
Columbia, SC, Waterworks & Sewer System Rev., ”A“, 5%, 2/01/2025 (Prerefunded 2/01/2021)	580,000	599,036
Columbia, SC, Waterworks & Sewer System Rev., ”A“, 5%, 2/01/2036	3,000,000	3,098,460
Columbia, SC, Waterworks & Sewer System Rev., ”A“, 4%, 2/01/2044	3,990,000	4,494,017
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., ”A“, ASSD GTY, 5%, 7/01/2028	35,000	35,015
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	90,000	91,041
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040 (Prerefunded 7/01/2020)	315,000	318,440
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	410,000	405,888
Kershaw County, SC, Waterworks System Rev. (Lugoff Water District), ”B“, 5%, 7/01/2030	500,000	594,335
Kershaw County, SC, Waterworks System Rev. (Lugoff Water District), ”B“, 5%, 7/01/2035	500,000	588,055
Lexington County, SC, Joint Municipal Water & Sewer Commission and Improvement Refunding Rev., ”A“, 4%, 6/01/2040	1,235,000	1,418,286
Lexington County, SC, Joint Municipal Water & Sewer Commission and Improvement Refunding Rev., ”A“, 4%, 6/01/2043	1,260,000	1,427,215
Lexington, SC, Waterworks & Sewer Systems Rev., 4%, 6/01/2041	2,000,000	2,254,540
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), ”C-7“, NATL, 5%, 7/01/2032	50,000	56,334

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), ”D-6“, NATL, 5%, 7/01/2036	$60,000	$67,288
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), ”D-1“, AGM, 5%, 7/01/2035	30,000	33,827
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), ”D-1“, AGM, 5%, 7/01/2037	70,000	78,625
Mount Pleasant, SC, Waterworks & Sewer System Rev., ”A“, 5%, 6/01/2036	1,000,000	1,211,960
Mount Pleasant, SC, Waterworks & Sewer System Rev., ”A“, 5%, 6/01/2037	1,000,000	1,209,060
North Charleston, SC, Sewer District, 5%, 7/01/2039	3,425,000	3,857,817
Spartanburg, SC, Sanitary Sewer District Convertible Rev., ”B“, 5%, 3/01/2033	1,000,000	1,097,090
Spartanburg, SC, Sanitary Sewer District Convertible Rev., ”B“, 5%, 3/01/2034	2,000,000	2,298,280
Spartanburg, SC, Water System Refunding & Improvement Rev., ”B“, 5%, 6/01/2039	4,000,000	4,800,680
		$34,221,324
Total Municipal Bonds (Identified Cost, $222,892,447)		$228,140,471

Bonds - 0.1%
Consumer Services - 0.1%
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2043 (n) (Identified Cost, $248,280)	$800,000	$292,796

Investment Companies (h) - 2.1%
Money Market Funds - 2.1%
MFS Institutional Money Market Portfolio, 1.28% (v) (Identified Cost, $4,915,050)	4,913,213	$4,914,196

Other Assets, Less Liabilities - 1.7%		3,991,621
Net Assets - 100.0%		$237,339,084

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/20

MFS TENNESSEE MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.1%

Issuer	Shares/Par	Value ($)
Airport Revenue - 6.9%
Memphis-Shelby County, TN, Airport Authority Facilities Rev., 5%, 7/01/2037	$1,000,000	$1,159,160
Memphis-Shelby County, TN, Airport Authority Facilities Rev., ”A“, ASSD GTY, 5%, 7/01/2039	1,000,000	1,007,640
Memphis-Shelby County, TN, Airport Authority Facilities Rev., ”D“, 5%, 7/01/2025	1,000,000	1,039,920
Metropolitan Government of Nashville, TN, Airport Authority Improvement Rev., ”B“, 5%, 7/01/2035	1,100,000	1,226,478
Metropolitan Nashville Airport Authority, TN, Airport Rev., ”B“, 5%, 7/01/2049	1,000,000	1,173,580
Metropolitan Nashville Airport Authority, TN, Airport Rev., ”B“, 5%, 7/01/2054	1,000,000	1,168,090
		$6,774,868
General Obligations - General Purpose - 12.8%
Bedford County, TN, General Obligation Refunding Rev., BAM, 5%, 4/01/2023	$1,190,000	$1,321,590
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	245,000	226,174
Chicago, IL, ”A“, 5%, 1/01/2025	145,000	148,766
Chicago, IL, ”A“, 5.25%, 1/01/2033	175,000	178,652
Chicago, IL, General Obligation (Neighborhood Alive 21 Program), ”B“, 5.5%, 1/01/2037	45,000	46,537
Chicago, IL, General Obligation Refunding Project, ”A“, 5.25%, 1/01/2030	30,000	30,727
Chicago, IL, General Obligation, ”A“, 5%, 1/01/2026	40,000	41,199
Chicago, IL, General Obligation, ”A“, 5%, 1/01/2027	45,000	46,505
Commonwealth of Puerto Rico, General Obligation, ”A“, 8%, 7/01/2035 (a)(d)	1,045,000	627,000
Commonwealth of Puerto Rico, Public Improvement, ”A“, NATL, 5.5%, 7/01/2020	195,000	195,893
Commonwealth of Puerto Rico, Public Improvement, ”A-4“, AGM, 5%, 7/01/2031	90,000	90,308
Franklin, TN, ”C“, 5%, 6/01/2029	500,000	656,365
Jackson, TN, 5%, 6/01/2031	1,000,000	1,277,420
Memphis, TN, General Improvement, 4%, 6/01/2041	1,000,000	1,098,230
Memphis, TN, General Improvement, ”B“, 5%, 4/01/2031	1,000,000	1,136,320
Memphis, TN, General Improvement, ”B“, 5%, 4/01/2034	1,025,000	1,161,315
Metropolitan Government of Nashville & Davidson County, TN, 5%, 7/01/2021	1,500,000	1,514,520
Pigeon Forge, TN, Industrial Development Board, Public Facilities, 5%, 6/01/2034	1,000,000	1,038,610
Puerto Rico Public Buildings Authority Rev., ”M-2“, AAC, 10%, 7/01/2035	190,000	206,306
State of Tennessee, ”A“, 5%, 10/01/2029 (Prerefunded 10/01/2021)	1,500,000	1,587,330
		$12,629,767

Issuer	Shares/Par	Value ($)
General Obligations - Schools - 2.7%
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	$25,000	$29,644
Williamson County, TN, School District, 5%, 4/01/2026	740,000	900,143
Wilson County, TN, Tenth Special School District, Limited Obligation, 4%, 4/01/2037	460,000	531,346
Wilson County, TN, Tenth Special School District, Limited Obligation, 4%, 4/01/2038	460,000	529,143
Wilson County, TN, Tenth Special School District, Limited Obligation, 4%, 4/01/2039	605,000	694,195
		$2,684,471
Healthcare Revenue - Hospitals - 18.3%
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (Catholic Health Initiatives), ”A“, 5%, 10/01/2044	$1,000,000	$1,053,330
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (Catholic Health Initiatives), ”A“, 5.25%, 1/01/2045	500,000	552,975
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), ”A-2“, 5%, 8/01/2044	500,000	538,280
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), ”A-2“, 5%, 8/01/2049	1,000,000	1,061,240
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc. Project), 6.125%, 9/01/2040 (Prerefunded 9/01/2020)	295,000	300,877
Doylestown, PA, Hospital Rev., ”A“, 4%, 7/01/2045	10,000	10,486
Escambia County, FL, Health Facilities Authority Rev. (Baptist Hospital, Inc.), ”A“, 6%, 8/15/2036	680,000	689,357
Greenville, TN, Health and Educational Facilities Board Hospital Rev. (Ballad Health), ”A“, 4%, 7/01/2040	1,000,000	1,079,760
Jackson, TN, Hospital Refunding Rev. (Jackson- Madison County General Hospital), 4%, 4/01/2041	425,000	434,325
Jackson, TN, Hospital Rev. (Jackson-Madison County General Hospital), 5%, 4/01/2028	1,500,000	1,741,935
Jackson, TN, Hospital Rev. (Jackson-Madison County General Hospital), ”A“, 5%, 4/01/2041	1,000,000	1,154,920
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), ”A“, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	790,000	796,612
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), ”A“, 6.5%, 3/01/2045 (Prerefunded 6/01/2020)	265,000	267,268

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Knox County, TN, Health, Educational & Housing Facility Board Hospital Rev. (Covenant Health), ”A“, 5%, 1/01/2033	$1,000,000	$1,185,800
Knox County, TN, Health, Educational & Housing Facility Board Hospital Rev. (East Tennessee Children’s Hospital), 5%, 11/15/2038	1,000,000	1,207,120
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2036	750,000	856,575
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 9/01/2036	1,000,000	1,137,230
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Vanderbilt University Medical Center), ”A“, 4%, 7/01/2047	1,500,000	1,539,525
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., 6%, 8/01/2030 (Prerefunded 8/01/2020)	60,000	60,929
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unrefunded Balance, 6%, 8/01/2030	25,000	25,351
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), ”A“, AGM, 5%, 7/01/2046	100,000	105,308
Shelby County, TN, Health, Educational & Housing Facility Board Rev. (Methodist Healthcare), ”A“, 5%, 5/01/2035	1,500,000	1,798,980
Spartanburg County, SC, Regional Health Services District Hospital Rev., ”A“, 4%, 4/15/2043	420,000	452,441
		$18,050,624
Healthcare Revenue - Long Term Care - 1.6%
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Blakeford at Green Hills), 5%, 7/01/2037	$1,000,000	$1,013,490
Shelby County, TN, Health, Educational & Housing Facility Board, Residential Care Facility Mortgage Rev. (Village at Germantown), 5.25%, 12/01/2049	550,000	549,137
		$1,562,627
Industrial Revenue - Other - 0.5%
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), ”A“, 4%, 1/01/2050 (n)	$220,000	$169,809
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), ”A“, 5.25%, 5/01/2044	310,000	298,099
		$467,908
Miscellaneous Revenue - Other - 3.0%
Metropolitan Government of Nashville & Davidson County, TN, Sports Authority Rev., Public Improvement, ”A“, 5%, 8/01/2023	$1,205,000	$1,350,443

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Other - continued
Metropolitan Nashville Airport Authority, Special Facilities Rev. (Aero Nashville LLC Project), 5.2%, 7/01/2026	$605,000	$608,231
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	980,000	1,035,458
		$2,994,132
Sales & Excise Tax Revenue - 3.4%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/2030	$480,000	$483,542
Guam Government Business Privilege Tax Rev., ”A“, 5.25%, 1/01/2036	300,000	301,956
Guam Government Business Privilege Tax Rev., ”D“, 5%, 11/15/2031	270,000	270,888
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2026	40,000	44,721
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2027	80,000	90,834
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2029	100,000	116,643
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2030	35,000	41,303
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2036	25,000	29,030
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2037	50,000	57,905
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 4%, 1/01/2040	50,000	51,307
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 4.55%, 7/01/2040	23,000	21,773
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 5%, 7/01/2058	658,000	639,872
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.329%, 7/01/2040	226,000	207,601
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.329%, 7/01/2040	76,000	69,813
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.536%, 7/01/2053	1,000	908
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.784%, 7/01/2058	39,000	36,524
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2024	3,000	2,569
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2027	41,000	31,218
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2029	7,000	4,844

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2031	$380,000	$236,314
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2033	363,000	200,862
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2046	1,787,000	422,483
		$3,362,910
Secondary Schools - 0.4%
District of Columbia Rev. (Rocketship D.C.), ”A“, 5%, 6/01/2049	$250,000	$237,487
North Texas Education Finance Corp., Education Rev. (Uplift Education), ”A“, 5.125%, 12/01/2042	130,000	140,139
		$377,626
Single Family Housing - State - 6.5%
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), ”D-1“, GNMA, 4%, 11/15/2047	$470,000	$496,959
Iowa Finance Authority, Single Family Mortgage Rev., ”A“, GNMA, 4%, 7/01/2047	500,000	528,270
Tennessee Housing Development Agency, Residential Finance Program Rev., ”1“, 3.75%, 7/01/2039	1,500,000	1,646,085
Tennessee Housing Development Agency, Residential Finance Program Rev., ”1A“, 2.4%, 1/01/2044	1,250,000	1,153,312
Tennessee Housing Development Agency, Residential Finance Program Rev., ”3“, 3.85%, 7/01/2043	990,000	1,065,646
Tennessee Housing Development Agency, Residential Finance Program Rev., ”3“, 3.75%, 1/01/2050	1,000,000	1,084,330
Tennessee Housing Development Agency, Residential Finance Program Rev., ”4“, 2.9%, 7/01/2039	225,000	232,227
Tennessee Housing Development Agency, Residential Finance Program Rev., ”4“, 3.05%, 7/01/2044	250,000	256,463
		$6,463,292
State & Local Agencies - 6.4%
Chattanooga, TN, Industrial Development Board, Lease Rental Rev. (Southside Redevelopment Corp.), 5%, 10/01/2024 (Prerefunded 10/01/2020)	$1,000,000	$1,019,390
Delaware Valley, PA, Regional Finance Authority, ”C“, FLR, 1.809% (LIBOR - 3mo. + 0.75%), 6/01/2037	795,000	719,682
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	385,000	455,598

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
New Jersey Economic Development Authority Rev., School Facilities Construction Rev., ”LLL“, 5%, 6/15/2039	$220,000	$233,202
New Jersey Economic Development Authority Rev., School Facilities Construction Rev., ”LLL“, 5%, 6/15/2044	365,000	382,279
Orangeburg County, SC, Facilities Corp. Installment Purchase Rev. (Detention Center Project), 4%, 12/01/2042	335,000	365,019
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), ”A“, AGM, 5%, 6/01/2033	665,000	780,344
Tennessee School Board Authority, Higher Education Facilities Second Program, ”A“, 5%, 11/01/2043	1,000,000	1,079,430
Tennessee School Board Authority, Higher Education Facilities Second Program, ”A“, 5%, 11/01/2045	1,000,000	1,244,180
		$6,279,124
Student Loan Revenue - 0.2%
Iowa Student Loan Liquidity Corp. Rev., ”B“, 3%, 12/01/2039	$45,000	$44,317
Iowa Student Loan Liquidity Corp. Rev., ”B“, 3.5%, 12/01/2044	115,000	112,831
		$157,148
Tax - Other - 2.8%
Birmingham-Jefferson, AL, Civic Center Authority, “B”, 5%, 7/01/2043	$495,000	$593,530
Guam Government Ltd. Obligation Rev., ”A“, 5%, 12/01/2035	105,000	104,344
Guam Government Ltd. Obligation Rev., ”A“, 5%, 12/01/2036	60,000	59,413
Guam Government Ltd. Obligation Rev., ”A“, 5%, 12/01/2046	175,000	165,952
Memphis-Shelby County, TN, Economic Development Growth Engine Industrial Development Board, Senior Tax Rev. (Graceland Project), ”A“, 4.75%, 7/01/2027	400,000	397,460
Memphis-Shelby County, TN, Economic Development Growth Engine Industrial Development Board, Senior Tax Rev. (Graceland Project), ”A“, 5.5%, 7/01/2037	100,000	100,763
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., ”A“, AAC, 5%, 7/01/2031	230,000	230,030
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2024	260,000	274,123
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2025	25,000	26,540
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2026	415,000	442,485
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2027	380,000	406,178
		$2,800,818

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tax Assessment - 0.5%
Nashville, TN, Metropolitan Development and Housing Agency Rev. (Fifth + Broadway Development), 5.125%, 6/01/2036	$500,000	$509,485

Tobacco - 1.3%
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 5%, 6/01/2032	$70,000	$86,971
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 4%, 6/01/2037	35,000	38,468
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-2, ”2“, 5%, 6/01/2055	570,000	505,031
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	200,000	211,130
Virgin Islands Tobacco Settlement Financing Corp., 5%, 5/15/2031	420,000	420,546
		$1,262,146
Toll Roads - 0.5%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	$165,000	$169,935
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	320,000	324,691
		$494,626
Transportation - Special Tax - 3.9%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”CC“, AGM, 5.5%, 7/01/2028	$745,000	$808,109
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”CC“, AGM, 5.25%, 7/01/2036	280,000	294,784
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”J“, NATL, 5%, 7/01/2029	15,000	15,000
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, AAC, 5.25%, 7/01/2038	765,000	776,322
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, NATL, 5.25%, 7/01/2035	270,000	270,726
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, AAC, 5.5%, 7/01/2029	665,000	711,749
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, AAC, 5.25%, 7/01/2031	45,000	47,064
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NATL, 5.25%, 7/01/2032	70,000	71,119
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NATL, 5.25%, 7/01/2033	90,000	91,085

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., ”A-1“, 5%, 6/15/2027	$200,000	$223,344
New Jersey Transportation Trust Fund Authority, Transportation System, ”BB“, 5%, 6/15/2044	530,000	552,965
		$3,862,267
Universities - Colleges - 8.5%
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.625%, 10/01/2039	$500,000	$501,120
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 10/01/2040	250,000	252,663
Franklin County, TN, Health & Educational Facilities Board Rev. (University of the South), 5%, 9/01/2030	375,000	405,836
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Lipscomb University Project), ”A“, 5%, 10/01/2041	1,000,000	1,079,760
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Lipscomb University Project), ”A“, 4%, 10/01/2049	1,000,000	954,560
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev., Refunding & Improvement (Trevecca Nazarene University Project), 5%, 10/01/2039	200,000	213,852
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev., Refunding & Improvement (Trevecca Nazarene University Project), 5%, 10/01/2048	1,800,000	1,897,056
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	120,000	124,034
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 12/01/2021	10,000	9,907
Shelby County, TN, Health, Educational & Housing Facility Board, Educational Facilities Rev. (Rhodes College), 4%, 8/01/2035	605,000	688,442
Shelby County, TN, Health, Educational & Housing Facility Board, Educational Facilities Rev. (Rhodes College), 4%, 8/01/2040	1,120,000	1,253,370
Shelby County, TN, Health, Educational & Housing Facility Board, Educational Facilities Rev. (Rhodes College), 5.5%, 8/01/2040 (Prerefunded 8/01/2021)	1,000,000	1,056,300
University of Puerto Rico Rev., ”P“, NATL, 5%, 6/01/2025	15,000	15,004
		$8,451,904

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Dormitories - 0.5%
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CDFI Phase I LLC, University of Tennessee at Chattanooga), 5%, 10/01/2035	$500,000	$532,585

Utilities - Cogeneration - 0.2%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$225,000	$230,625

Utilities - Municipal Owned - 5.6%
Clarksville, TN, Electric System Rev., ”A“, 5%, 9/01/2034 (Prerefunded 9/01/2020)	$1,250,000	$1,268,325
Guam Power Authority Rev., ”A“, 5.5%, 10/01/2030 (Prerefunded 10/01/2020)	300,000	306,483
Guam Power Authority Rev., ”A“, 5.5%, 10/01/2040 (Prerefunded 10/01/2020)	470,000	480,157
Memphis, TN, Electric Systems Rev., 5%, 12/01/2034	1,000,000	1,153,570
Metropolitan Government of Nashville & Davidson County, TN, Electric System Rev., ”A“, 5%, 5/15/2037	1,000,000	1,212,470
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2029 (a)(d)	260,000	183,950
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2042 (a)(d)	40,000	28,300
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2021 (a)(d)	20,000	14,200
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2030 (a)(d)	10,000	7,100
Puerto Rico Electric Power Authority Rev., ”CCC“, 5.25%, 7/01/2027 (a)(d)	90,000	63,900
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2020 (a)(d)	10,000	7,075
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2021 (a)(d)	100,000	70,750
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2022 (a)(d)	165,000	116,738
Puerto Rico Electric Power Authority Rev., ”EEE“, 6.05%, 7/01/2032 (a)(d)	50,000	35,563
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2021 (a)(d)	40,000	28,300
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2023 (a)(d)	40,000	28,300
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2027 (a)(d)	10,000	7,075
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2037 (a)(d)	130,000	91,975
Puerto Rico Electric Power Authority Rev., ”V“, NATL, 5.25%, 7/01/2033	65,000	65,783
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2032	145,000	147,317
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2034	10,000	10,076

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Puerto Rico Electric Power Authority Rev., ”WW“, 5.375%, 7/01/2022 (a)(d)	$10,000	$7,112
Puerto Rico Electric Power Authority Rev., ”WW“, 5.25%, 7/01/2025 (a)(d)	15,000	10,650
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5%, 7/01/2018 (a)(d)	65,000	45,256
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2023 (a)(d)	70,000	49,700
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2024 (a)(d)	20,000	14,200
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2026 (a)(d)	60,000	42,600
		$5,496,925
Utilities - Other - 1.9%
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), ”A“, 5%, 9/01/2036	$70,000	$82,944
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2021	225,000	232,004
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2022	115,000	120,932
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2023	85,000	90,884
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2026	1,200,000	1,343,136
		$1,869,900
Water & Sewer Utility Revenue - 8.7%
Clarksville, TN, Water, Sewer & Gas Rev., 5%, 2/01/2029 (Prerefunded 2/01/2023)	$1,000,000	$1,106,610
Clarksville, TN, Water, Sewer & Gas Rev., 4%, 2/01/2038	500,000	566,540
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	65,000	65,752
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	110,000	111,444
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2037	135,000	136,439
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2040	380,000	381,923
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	300,000	296,991
Knox County, TN, Hallsdale-Powell Utility District, Waterworks & Sewer Rev., 4%, 4/01/2035	1,000,000	1,166,980
Memphis, TN, Storm Water System Rev., 5%, 10/01/2039	1,410,000	1,704,056
Metropolitan Government of Nashville & Davidson County, TN, Water & Sewer Rev., 5%, 7/01/2032	2,000,000	2,218,020
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), ”C-7“, NATL, 5%, 7/01/2032	30,000	33,801

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), ”D-6“, NATL, 5%, 7/01/2036	$35,000	$39,251
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), ”D-1“, AGM, 5%, 7/01/2035	20,000	22,551
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), ”D-1“, AGM, 5%, 7/01/2037	45,000	50,544
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	65,000	76,744

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Wilson County, TN, West Wilson Utility District Waterworks Rev., 5%, 6/01/2030	$550,000	$646,030
		$8,623,676
Total Municipal Bonds (Identified Cost, $94,021,560)		$95,939,454

Bonds - 0.1%
Consumer Services - 0.1%
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2043 (n) (Identified Cost, $124,016)	$400,000	$146,398

Investment Companies (h) - 1.5%
Money Market Funds - 1.5%
MFS Institutional Money Market Portfolio, 1.28% (v) (Identified Cost, $1,471,620)	1,471,223	$1,471,518

Other Assets, Less Liabilities - 1.3%		1,275,690
Net Assets - 100.0%		$98,833,060

Derivative Contracts at 3/31/20

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond	Short	USD	10	$1,790,625	June - 2020	$(120,349)

At March 31, 2020, the fund had cash collateral of $65,000 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statements of Assets and Liabilities are comprised of cash collateral.

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/20

MFS VIRGINIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 99.8%

Issuer	Shares/Par	Value ($)
Airport Revenue - 3.1%
Chicago, IL, O’Hare International Airport Rev., Senior Lien, ”B“, 5%, 1/01/2030	$510,000	$570,022
Chicago, IL, O’Hare International Airport Rev., Third Lien, ”A“, 5.625%, 1/01/2035 (Prerefunded 1/01/2021)	695,000	718,220
Chicago, IL, O’Hare International Airport Rev., Third Lien, Unrefunded Balance, ”A“, 5.625%, 1/01/2035	160,000	164,686
Metropolitan Washington, DC, Airport Authority Refunding Rev., ”A“, 5%, 10/01/2037	1,000,000	1,172,250
Metropolitan Washington, DC, Airport Authority Refunding Rev., ”A“, 5%, 10/01/2038	1,000,000	1,168,660
Metropolitan Washington, DC, Airport Authority Rev., ”B“, 5%, 10/01/2027	980,000	1,122,610
Metropolitan Washington, DC, Airport Authority Rev., ”B“, 5%, 10/01/2028	1,000,000	1,141,070
Norfolk, VA, Airport Authority Rev., AGM, 5%, 7/01/2023	2,000,000	2,081,360
Norfolk, VA, Airport Authority Rev., AGM, 5%, 7/01/2024	1,000,000	1,040,680
San Francisco, CA, City & County Airports Commission, International Airport Rev., ”B“, 5%, 5/01/2046	1,160,000	1,284,711
		$10,464,269
General Obligations - General Purpose - 10.4%
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	$775,000	$715,449
Chesapeake, VA, ”B“, 5%, 6/01/2023	1,930,000	2,018,626
Chesterfield County, VA, Public Improvement, ”A“, 4%, 1/01/2036	1,570,000	1,805,029
Chicago, IL, ”A“, 5.5%, 1/01/2033	400,000	416,112
Chicago, IL, ”D“, 5.5%, 1/01/2040	65,000	66,940
Chicago, IL, ”F“, 5.5%, 1/01/2042	475,000	488,124
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”E“, 5%, 9/01/2037	1,000,000	1,238,080
Commonwealth of Puerto Rico, General Obligation, ”A“, 8%, 7/01/2035 (a)(d)	3,605,000	2,163,000
Commonwealth of Puerto Rico, Public Improvement, ”A“, NATL, 5.5%, 7/01/2020	790,000	793,618
Commonwealth of Puerto Rico, Public Improvement, ”A-4“, AGM, 5%, 7/01/2031	240,000	240,821
Fairfax County, VA, Public Improvement, ”A“, 4%, 10/01/2034	3,000,000	3,472,260
Fairfax County, VA, Public Improvement, ”A“, 5%, 10/01/2037	2,000,000	2,553,020
Loudoun County, VA, General Obligation Public Improvement, ”A“, 5%, 12/01/2022	3,000,000	3,312,330
Lynchburg, VA, Public Improvement, 5%, 12/01/2023	1,000,000	1,025,640

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
Lynchburg, VA, Public Improvement, 5%, 6/01/2026	$1,000,000	$1,148,180
Manassas Park, VA, General Obligation Refunding, 5%, 1/15/2030	2,080,000	2,674,506
Newport News, VA, General Obligation Improvement, ”A“, 4%, 2/01/2038	1,425,000	1,649,081
Norfolk, VA, General Obligation Capital Improvement, 5%, 8/01/2043	2,615,000	3,381,299
Portsmouth, VA, General Obligation Public Improvement, ”A“, 5%, 2/01/2032 (Prerefunded 2/01/2023)	440,000	486,257
Portsmouth, VA, General Obligation Public Improvement, ”A“, 5%, 2/01/2032	60,000	65,790
Puerto Rico Public Buildings Authority Rev., ”M-2“, AAC, 10%, 7/01/2035	170,000	184,589
Puerto Rico Public Buildings Authority Rev., Guaranteed, ”D“, AAC, 5.45%, 7/01/2030	380,000	380,213
Richmond, VA, Public Improvement, ”A“, 5%, 3/01/2028 (Prerefunded 3/01/2023)	220,000	244,468
Suffolk, VA, General Obligation, 5%, 12/01/2022	2,480,000	2,731,993
Virginia Beach, VA, Public Improvement, ”B“, 5%, 4/01/2022	2,000,000	2,154,460
		$35,409,885
General Obligations - Schools - 0.0%
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	$70,000	$83,002

Healthcare Revenue - Hospitals - 16.3%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), ”A“, 5%, 4/01/2047	$1,260,000	$1,496,048
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), ”A-1“, 4%, 8/01/2044	40,000	39,889
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), ”A-2“, 5%, 8/01/2044	30,000	32,297
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), ”A-2“, 5%, 8/01/2049	15,000	15,919
Chesapeake, VA, Hospital Authority Facility Rev. (Chesapeake Regional Medical Center), 5%, 7/01/2033	2,000,000	2,510,660
Chesapeake, VA, Hospital Authority Facility Rev. (Chesapeake Regional Medical Center), 5%, 7/01/2034	1,475,000	1,845,535
Colorado Health Facilities Authority Rev. (CommonSpirit Health), ”A-2“, 4%, 8/01/2044	175,000	174,514
Commonwealth of Virginia, University Health System General Rev., ”A“, 4%, 7/01/2040	2,000,000	2,239,200

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Doylestown, PA, Hospital Rev., ”A“, 4%, 7/01/2045	$45,000	$47,188
Fairfax County, VA, Industrial Development Authority Health Care Rev. (Inova Health System Project), ”A“, 5%, 5/15/2044	2,000,000	2,265,520
Fairfax County, VA, Industrial Development Authority Health Care Rev. (Inova Health System Project), ”A“, 4%, 5/15/2048	4,000,000	4,505,800
Fredericksburg, VA, Economic Development Authority, Hospital Facilities Rev. (Mary Washington Healthcare Obligated Group), 5%, 6/15/2031	750,000	852,682
Fredericksburg, VA, Economic Development Authority, Hospital Facilities Rev. (Mary Washington Healthcare Obligated Group), 5%, 6/15/2033	1,000,000	1,131,780
Henrico County, VA, Economic Development Authority Rev. (Bon Secours Health Systems, Inc.), ”B-2“, AGM, 5.25%, 11/01/2042	1,705,000	1,745,511
Henrico County, VA, Industrial Development Authority Rev. (Bon Secours Health Systems, Inc.), NATL, 6.25%, 8/15/2020	410,000	417,556
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.25%, 7/01/2031	375,000	383,741
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.375%, 7/01/2041	395,000	403,773
Lynchburg, VA, Economic Development Authority Rev. (Centra Health), ”A“, 5%, 1/01/2047	3,000,000	3,487,710
Norfolk, VA, Economic Development Authority Health Care Facilities Rev. (Sentara Healthcare), ”B“, 5%, 11/01/2036	2,875,000	3,084,501
Norfolk, VA, Economic Development Authority Hospital Facilities Refunding Rev. (Sentara Healthcare), ”B“, 4%, 11/01/2048	3,000,000	3,384,060
Roanoke, VA, Economic Development Authority, Hospital Rev. (Carilion Medical Center), 5%, 7/01/2033	2,385,000	2,407,968
Roanoke, VA, Economic Development Authority, Hospital Rev. (Carilion Medical Center), ”A“, 4%, 7/01/2037 (w)	760,000	881,638
Roanoke, VA, Economic Development Authority, Hospital Rev. (Carilion Medical Center), ”A“, 4%, 7/01/2038 (w)	1,550,000	1,792,125
Roanoke, VA, Economic Development Authority, Hospital Rev. (Carilion Medical Center), ”A“, 5%, 7/01/2047 (w)	1,625,000	2,385,662
Roanoke, VA, Industrial Development Authority, Hospital Rev. (Carilion Health Systems), ”B“, 5%, 7/01/2038 (Prerefunded 7/01/2020)	45,000	45,422
Roanoke, VA, Industrial Development Authority, Hospital Rev. (Carilion Health Systems), ”B“, AGM, 5%, 7/01/2038	2,955,000	2,983,102

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Virginia Small Business Financing Authority Rev. (Sentara Healthcare), 4%, 11/01/2039	$3,750,000	$4,065,825
Virginia Small Business Financing Authority Rev. (Sentara Healthcare), 3%, 11/01/2040	3,370,000	3,367,439
Virginia Small Business Financing Authority, Healthcare Facility Rev. (Sentra Healthcare), 5%, 11/01/2040	4,000,000	4,012,560
Winchester, VA, Economic Development Authority Hospital Rev. (Valley Health System Obligated Group), 5%, 1/01/2028	600,000	712,758
Winchester, VA, Economic Development Authority Hospital Rev. (Valley Health System Obligated Group), 5%, 1/01/2030	400,000	473,136
Winchester, VA, Economic Development Authority Hospital Rev. (Valley Health System Obligated Group), ”A“, 5%, 1/01/2044	2,000,000	2,182,940
		$55,374,459
Healthcare Revenue - Long Term Care - 3.0%
Albemarle County, VA, Economic Development Authority, Residential Care Facilities Rev. (Westminster-Canterbury Blue Ridge), ”A“, 5%, 1/01/2042	$1,000,000	$958,970
Alexandria, VA, Industrial Development Authority, Residential Care Facilities Mortgage Rev. (Goodwin House, Inc.), 5%, 10/01/2030	1,000,000	1,061,270
Fairfax County, VA, Economic Development Authority Residential Care Facilities Rev. (Goodwin House, Inc.), 5%, 10/01/2036	1,000,000	1,056,720
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Lifespire of Virginia.), ”C“, 5%, 12/01/2037	765,000	765,910
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Virginia United Methodist Homes, Inc.), 5%, 6/01/2024	395,000	399,491
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Virginia United Methodist Homes, Inc.), 5%, 6/01/2025	385,000	389,143
James City County, VA, Economic Development Authority, Residential Care Facilities Rev. (Virginia United Methodist Homes of Williamsburg), ”A“, 2%, 10/01/2048	200,800	17,570
Lexington, VA, Industrial Development Authority Residential Care Facilities Rev. (Kendal at Lexington), 4%, 1/01/2037	1,000,000	888,450
Lexington, VA, Industrial Development Authority Residential Care Facilities Rev. (Kendal at Lexington), ”A“, 5%, 1/01/2042	1,000,000	1,009,370
Prince William County, VA, Industrial Development Authority, Residential Care Facilities Rev. (Westminster at Lake Ridge), 5%, 1/01/2037	1,000,000	1,037,000

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
Suffolk, VA, Economic Development Facilities First Mortgage Rev. (Lake Prince Center, Inc.), 5%, 9/01/2031	$1,000,000	$1,009,790
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030 (Prerefunded 11/01/2020)	140,000	144,614
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040 (Prerefunded 11/01/2020)	265,000	273,928
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), Unrefunded Balance, 7%, 11/01/2030	5,000	5,115
Virginia Small Business Financing Authority, Residential Care Facility Rev. (Pinnacle Living), ”C“, 5%, 6/01/2042	1,000,000	1,003,090
		$10,020,431
Industrial Revenue - Environmental Services - 0.3%
Virginia Small Business Financing Authority Rev., Solid Waste Disposal (Covanta Project), 5%, 1/01/2048 (Put Date 7/01/2038)	$1,000,000	$1,001,110

Industrial Revenue - Other - 1.1%
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	$1,520,000	$1,873,218
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), ”A“, 3.625%, 1/01/2035 (n)	300,000	252,564
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), ”A“, 4%, 1/01/2050 (n)	590,000	455,397
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), ”A“, 4.5%, 5/01/2032	465,000	442,062
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), ”A“, 5.25%, 5/01/2044	635,000	610,622
		$3,633,863
Industrial Revenue - Paper - 0.1%
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 6.75%, 1/01/2034	$100,000	$103,827
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	130,000	134,949
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), ”A“, 6.375%, 3/01/2019 (a)(d)	1,683,272	168
		$238,944

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Other - 0.9%
Loudon County, VA, Economic Development Authority Rev. (Howard Hughes Medical Institute), Capital Appreciation, ”A“, 0%, 7/01/2049	$7,500,000	$3,010,950
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	80,000	81,830
		$3,092,780
Multi-Family Housing Revenue - 2.7%
Virginia Housing Development Authority Rev., Rental Housing, ”A“, 3.8%, 9/01/2044	$2,000,000	$2,160,260
Virginia Housing Development Authority Rev., Rental Housing, ”D“, 3.7%, 10/01/2038	3,000,000	3,261,900
Virginia Housing Development Authority Rev., Rental Housing, ”F“, 5.1%, 1/01/2041	3,770,000	3,804,873
		$9,227,033
Parking - 1.1%
Fairfax County, VA, Economic Development Authority Metrorail Parking System Project Rev., 5%, 4/01/2035	$1,250,000	$1,525,100
Fairfax County, VA, Economic Development Authority Metrorail Parking System Project Rev., 5%, 4/01/2036	1,000,000	1,214,390
Fairfax County, VA, Economic Development Authority Metrorail Parking System Project Rev., 5%, 4/01/2037	750,000	908,265
		$3,647,755
Port Revenue - 1.6%
Virginia Port Authority Facilities Refunding Rev., ”B“, 5%, 7/01/2027	$1,500,000	$1,779,165
Virginia Port Authority Facilities Rev, ”A“, 5%, 7/01/2031 (Prerefunded 7/01/2025)	3,000,000	3,542,820
		$5,321,985
Sales & Excise Tax Revenue - 2.4%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	$1,320,000	$1,327,880
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 4.55%, 7/01/2040	77,000	72,892
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 5%, 7/01/2058	2,435,000	2,367,916
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.329%, 7/01/2040	717,000	658,629
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.329%, 7/01/2040	251,000	230,566
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.536%, 7/01/2053	6,000	5,445

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp.,
Restructured Sales Tax Rev., ”2019A-2“, 4.784%, 7/01/2058	$122,000	$114,256
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2024	13,000	11,131
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2027	135,000	102,792
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2029	26,000	17,992
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2031	1,212,000	753,719
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2033	1,160,000	641,874
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2046	7,149,000	1,690,167
		$7,995,259
Secondary Schools - 0.1%
District of Columbia Rev. (Rocketship D.C.), ”A“, 5%, 6/01/2056	$325,000	$301,980

Single Family Housing - State - 0.6%
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “125A”, 3.7%, 10/01/2037	$1,780,000	$1,925,106

State & Local Agencies - 11.8%
Colorado State University Board of Governors, System Enterprise Refunding Rev., ”E“, 4%, 3/01/2043	$1,555,000	$1,737,868
Delaware Valley, PA, Regional Finance Authority, ”C“, FLR, 1.809% (LIBOR - 3mo. + 0.75%), 6/01/2037	1,955,000	1,769,783
Fairfax County, VA, Economic Development Authority Facilities Rev. (County Facilities Projects), ”A“, 5%, 10/01/2033	500,000	575,415
Fairfax County, VA, Economic Development Authority Facilities Rev. (County Facilities Projects), ”A“, 5%, 10/01/2034	1,000,000	1,148,950
Fairfax County, VA, Redevelopment and Housing Authority Refunding Rev. (Wedgewood Affordable Housing Acquisition), 5%, 10/01/2039	3,265,000	3,984,671
Henry County, VA, Industrial Development Authority, Public Facility Leave Rev., 4%, 11/01/2045	3,000,000	3,310,410
Manassas Park, VA, Economic Development Authority Lease Rev., ”A“, 6%, 7/15/2035 (Prerefunded 7/15/2020)	1,000,000	1,013,550
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	1,165,000	1,378,626

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
New River Valley, VA, Regional Jail Authority Rev., 5%, 10/01/2036	$3,205,000	$3,802,669
Virginia College Building Authority, Educational Facilities Rev. (21st Century College and Equipment Programs), ”B“, 5%, 2/01/2031	3,500,000	4,502,365
Virginia College Building Authority, Educational Facilities Rev. (21st Century College and Equipment Programs), ”E-1“, 5%, 2/01/2023	2,140,000	2,364,101
Virginia College Building Authority, Educational Facilities Rev. (Public Higher Education Financing), ”A“, 5%, 9/01/2027	3,000,000	3,159,210
Virginia Public Building Authority Facilities Rev., ”A“, 4%, 8/01/2039	4,500,000	5,241,735
Virginia Public Building Authority, Public Facilities Rev., ”B-3“, 4%, 8/01/2021	1,000,000	1,038,050
Virginia Public School Authority (1997 Resolution), ”A“, 5%, 8/01/2030 (Prerefunded 8/01/2020)	1,000,000	1,013,050
Virginia Resources Authority, Infrastructure Rev. (Virginia Pooled Financing Program), ”C“, 4%, 11/01/2036	3,450,000	4,028,772
		$40,069,225
Student Loan Revenue - 0.2%
Iowa Student Loan Liquidity Corp. Rev., ”B“, 3%, 12/01/2039	$150,000	$147,721
Iowa Student Loan Liquidity Corp. Rev., ”B“, 3.5%, 12/01/2044	385,000	377,739
		$525,460
Tax - Other - 1.6%
Illinois Sports Facilities Authority Refunding Rev., BAM, 5%, 6/15/2028	$800,000	$980,312
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., ”A“, AAC, 5%, 7/01/2031	375,000	375,049
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2024	700,000	738,024
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2025	85,000	90,235
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2026	2,030,000	2,164,447
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2027	990,000	1,058,201
		$5,406,268
Tax Assessment - 0.7%
Embrey Mill Community Development Authority, VA, Special Assessment Rev., 7.25%, 3/01/2043	$745,000	$770,710

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tax Assessment - continued
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 5%, 9/01/2045	$1,000,000	$1,016,650
Prince William County, VA, Cherry Hill Community Development Authority Rev. (Potomac Shores Project), 5.15%, 3/01/2035	500,000	489,790
		$2,277,150
Tobacco - 1.2%
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 5%, 6/01/2032	$225,000	$279,549
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 4%, 6/01/2037	145,000	159,368
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-2, ”2“, 5%, 6/01/2055	1,850,000	1,639,137
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, ”2“, 0%, 6/01/2057	4,495,000	495,933
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	1,575,000	1,662,649
		$4,236,636
Toll Roads - 5.2%
Chesapeake Bay Bridge & Tunnel District First Tier General Resolution Rev., 5%, 7/01/2051	$3,000,000	$3,272,640
Metropolitan Washington D.C. Airports Authority, Toll Road Subordinate Lien Refunding Rev. (Dulles Metrorail and Capital Improvement Project), ”B“, 4%, 10/01/2044	3,000,000	3,063,270
Metropolitan Washington D.C. Airports Authority, Toll Road Subordinate Lien Refunding Rev. (Dulles Metrorail and Capital Improvement Project), ”B“, AGM, 4%, 10/01/2053	2,830,000	2,904,967
Metropolitan Washington, DC, Airports Authority Rev. Senior Lien (Dulles Toll Road), 5%, 10/01/2053	2,000,000	2,059,620
Virginia Small Business Financing Authority Rev. (95 Express Lanes LLC Project), 5%, 7/01/2034	2,500,000	2,518,500
Virginia Small Business Financing Authority Rev. (95 Express Lanes LLC Project), 5%, 7/01/2049	1,500,000	1,495,545
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	465,000	478,908
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	905,000	918,267
Virginia Small Business Financing Authority, Senior Lien Private Activity Rev. (Transform 66 P3 Project), 5%, 12/31/2049	1,000,000	1,091,340
		$17,803,057

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - 8.1%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”J“, NATL, 5%, 7/01/2029	$50,000	$50,001
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, AAC, 5.25%, 7/01/2038	1,840,000	1,867,232
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, ASSD GTY, 5.25%, 7/01/2041	1,120,000	1,158,147
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, NATL, 5.25%, 7/01/2035	1,995,000	2,000,367
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, AAC, 5.5%, 7/01/2029	1,715,000	1,835,564
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NATL, 5.25%, 7/01/2032	685,000	695,946
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NATL, 5.25%, 7/01/2033	570,000	576,869
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, 4%, 5/15/2042	3,000,000	3,362,790
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, ”A“, 4%, 5/15/2035	2,750,000	3,153,232
New Jersey Transportation Trust Fund Authority, Transportation System, ”BB“, 5%, 6/15/2044	1,515,000	1,580,645
Virginia Port Authority Rev., 5%, 7/01/2030	1,000,000	1,168,340
Virginia Port Authority Rev., 5%, 7/01/2031	500,000	583,625
Virginia Port Authority, Port Fund Rev., 5%, 7/01/2032 (Prerefunded 7/01/2020)	1,200,000	1,211,712
Washington, DC, Metropolitan Area Transit Authority Gross Rev., 5%, 7/01/2037	1,560,000	1,841,611
Washington, DC, Metropolitan Area Transit Authority Gross Rev., 5%, 7/01/2038	1,560,000	1,832,641
Washington, DC, Metropolitan Area Transit Authority Gross Rev., ”B“, 5%, 7/01/2042	3,860,000	4,487,482
		$27,406,204
Universities - Colleges - 10.8%
Amherst, VA, Industrial Development Authority Rev. (Educational Facilities Sweet Briar), 5%, 9/01/2026	$1,585,000	$1,555,139
Commonwealth of Virginia, University General Pledge Refunding Rev., ”A“, 4%, 11/01/2037	745,000	857,450
Commonwealth of Virginia, University General Pledge Refunding Rev., ”A“, 4%, 5/01/2048	2,475,000	2,793,953
Lexington, VA, Industrial Development Authority Educational Facilities Rev. (Washington and Lee Universities), ”A“, 5%, 1/01/2043	1,000,000	1,221,600
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2030	615,000	619,840

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Montgomery County, VA, Economic Development Authority Rev., Tax-Exempt (Virginia Tech Foundation), ”A“, 4%, 6/01/2037	$1,000,000	$1,161,390
Montgomery County, VA, Economic Development Authority Rev., Tax-Exempt (Virginia Tech Foundation), ”A“, 4%, 6/01/2038	1,750,000	2,024,435
Prince William County, VA, Industrial Development Authority Rev. (George Mason University Foundation Prince William Life Sciences Lab), 5.5%, 9/01/2034 (Prerefunded 9/01/2021)	1,000,000	1,061,260
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	445,000	442,023
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	230,000	194,608
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	595,000	646,539
Roanoke, VA, Economic Development Authority, Educational Facilities Rev. (Lynchburg College), ”A“, 5%, 9/01/2034	1,000,000	1,094,940
Salem, VA, Economic Development Authority, Educational Facilities (Roanoke College), 4%, 4/01/2038	250,000	248,307
Salem, VA, Economic Development Authority, Educational Facilities (Roanoke College), 4%, 4/01/2039	225,000	221,875
Salem, VA, Economic Development Authority, Educational Facilities (Roanoke College), 4%, 4/01/2040	250,000	246,362
Salem, VA, Economic Development Authority, Educational Facilities (Roanoke College), 5%, 4/01/2049	900,000	967,212
University of Virginia, General Rev. Pledge Refunding, 5%, 9/01/2025	3,760,000	3,964,055
University of Virginia, General Rev. Pledge Refunding, ”A“, 5%, 6/01/2043	685,000	766,474
University of Virginia, General Rev. Pledge Refunding, ”B“, 5%, 4/01/2046	2,500,000	2,984,225
University of Virginia, Rector and Visitors General Pledge Rev. (Multi-Year Capital Project), ”A“, 4%, 8/01/2048	2,000,000	2,200,740
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), ”A“, 5%, 7/01/2035	1,000,000	973,910
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), ”B“, 5.25%, 7/01/2035	1,000,000	999,920

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Virginia College Building Authority, Educational Facilities Rev. (Randolph-Macon College), 4%, 1/15/2041	$1,600,000	$1,750,880
Virginia College Building Authority, Educational Facilities Rev. (Richmond University), ”A“, 5%, 3/01/2021	2,115,000	2,190,569
Virginia College Building Authority, Educational Facilities Rev. (Washington & Lee University), NATL, 5.25%, 1/01/2031	1,000,000	1,309,920
Virginia College Building Authority, Educational Facilities Rev. (Washington & Lee University), ”A“, 5%, 1/01/2040	1,000,000	1,142,320
Virginia Small Business Financing Authority Rev. (Hampton University), 5.25%, 10/01/2029	2,500,000	2,887,650
		$36,527,596
Utilities - Cogeneration - 0.2%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$795,000	$814,875

Utilities - Municipal Owned - 3.9%
Guam Power Authority Rev., ”A“, 5.5%, 10/01/2030 (Prerefunded 10/01/2020)	$785,000	$801,964
Guam Power Authority Rev., ”A“, 5.5%, 10/01/2040 (Prerefunded 10/01/2020)	1,250,000	1,277,012
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2029 (a)(d)	835,000	590,762
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2042 (a)(d)	130,000	91,975
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2021 (a)(d)	60,000	42,600
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2030 (a)(d)	30,000	21,300
Puerto Rico Electric Power Authority Rev., ”CCC“, 5.25%, 7/01/2027 (a)(d)	305,000	216,550
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2020 (a)(d)	30,000	21,225
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2021 (a)(d)	320,000	226,400
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2022 (a)(d)	535,000	378,513
Puerto Rico Electric Power Authority Rev., ”DDD“, AGM, 3.625%, 7/01/2023	60,000	59,716
Puerto Rico Electric Power Authority Rev., ”DDD“, AGM, 3.65%, 7/01/2024	315,000	312,178
Puerto Rico Electric Power Authority Rev., ”EEE“, 6.05%, 7/01/2032 (a)(d)	175,000	124,469
Puerto Rico Electric Power Authority Rev., ”MM“, NATL, 5%, 7/01/2020	5,000	5,017
Puerto Rico Electric Power Authority Rev., ”PP“, NATL, 5%, 7/01/2024	25,000	25,009
Puerto Rico Electric Power Authority Rev., ”SS“, ASSD GTY, 4.375%, 7/01/2030	30,000	29,886

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2021 (a)(d)	$145,000	$102,588
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2023 (a)(d)	140,000	99,050
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2027 (a)(d)	25,000	17,688
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2037 (a)(d)	430,000	304,225
Puerto Rico Electric Power Authority Rev., ”UU“, ASSD GTY, 4.25%, 7/01/2027	185,000	184,998
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2030	340,000	347,470
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2032	30,000	30,479
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2034	35,000	35,267
Puerto Rico Electric Power Authority Rev., ”WW“, 5.375%, 7/01/2022 (a)(d)	25,000	17,781
Puerto Rico Electric Power Authority Rev., ”WW“, 5.25%, 7/01/2025 (a)(d)	60,000	42,600
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5%, 7/01/2018 (a)(d)	205,000	142,731
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2023 (a)(d)	225,000	159,750
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2024 (a)(d)	70,000	49,700
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2026 (a)(d)	215,000	152,650
Richmond, VA, Public Utility Rev., ”A“, 5%, 1/15/2027	2,555,000	2,814,843
Richmond, VA, Public Utility Rev., ”A“, 5%, 1/15/2035	2,000,000	2,389,360
Richmond, VA, Public Utility Rev., ”A“, 5%, 1/15/2038	2,000,000	2,194,740
		$13,310,496
Utilities - Other - 0.6%
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2021	$555,000	$572,277
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2022	290,000	304,958
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2026	1,140,000	1,275,980
		$2,153,215
Water & Sewer Utility Revenue - 11.8%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., ”A“, ASSD GTY, 5%, 7/01/2028	$105,000	$105,046
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., ”A“, ASSD GTY, 5.125%, 7/01/2047	265,000	264,987
Fairfax County, VA, Water Authority Rev., 5%, 4/01/2028	1,000,000	1,077,870
Fairfax County, VA, Water Authority Rev., 5%, 4/01/2041	3,000,000	3,635,670
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2020	60,000	60,201

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2021	$175,000	$177,865
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	295,000	298,873
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2037	375,000	378,998
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2040	1,045,000	1,050,288
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040 (Prerefunded 7/01/2020)	620,000	626,770
Hampton Roads, VA, Sanitation District Wastewater Rev., ”A“, 5%, 10/01/2035	660,000	834,979
Hampton Roads, VA, Sanitation District Wastewater Rev., ”A“, 4%, 10/01/2037	1,350,000	1,533,465
Hampton Roads, VA, Sanitation District Wastewater Rev., ”A“, 4%, 10/01/2038	1,265,000	1,432,828
Henrico County, VA, Water and Sewer System Rev. , 4%, 5/01/2046	1,435,000	1,623,085
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), ”C-7“, NATL, 5%, 7/01/2032	80,000	90,135
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), ”D-6“, NATL, 5%, 7/01/2036	100,000	112,147
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), ”D-1“, AGM, 5%, 7/01/2035	50,000	56,378
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), ”D-1“, AGM, 5%, 7/01/2037	110,000	123,553
Norfolk, VA, Water Rev., 5%, 11/01/2028 (Prerefunded 5/01/2022)	985,000	1,064,854
Norfolk, VA, Water Rev., 5%, 11/01/2028	15,000	16,121
Upper Occoquan, VA, Sewage Authority Regional Sewage Rev., 3%, 7/01/2044	2,065,000	2,147,022
Virginia Beach, VA, Water & Sewer System Rev., 5%, 10/01/2022	1,310,000	1,435,485
Virginia Resources Authority, Infrastructure Rev. (St. Moral, VA), 5%, 11/01/2040 (Prerefunded 11/01/2020)	1,240,000	1,268,408
Virginia Resources Authority, Infrastructure Rev. (St. Moral, VA), 5%, 11/01/2040	160,000	163,288
Virginia Resources Authority, Infrastructure Rev. (Virginia Pooled Financing Program), ”C“, 4%, 11/01/2044	3,235,000	3,713,230
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, 5%, 11/01/2025 (Prerefunded 11/01/2021)	1,540,000	1,634,587

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, ”B“, 5%, 11/01/2025 (Prerefunded 11/01/2021) (u)	$1,090,000	$1,155,182
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, ”B“, 5%, 11/01/2025 (u)	155,000	164,198
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, ”B“, 5%, 11/01/2027 (Prerefunded 11/01/2021) (u)	5,590,000	5,924,282
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, ”B“, 5%, 11/01/2027 (u)	165,000	174,765
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, ”B“, 5%, 11/01/2028 (Prerefunded 11/01/2021) (u)	2,900,000	3,073,420
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, ”B“, 5%, 11/01/2028 (u)	100,000	105,902
Virginia Resources Authority, Infrastructure Rev., Unrefunded Balance, 5%, 11/01/2025	55,000	58,264
Virginia Resources Authority, Water & Sewer Systems Rev. (Tukahoe Creek Project), Capital Appreciation, 0%, 11/01/2033	2,245,000	1,389,049

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Virginia Resources Authority, Water & Sewer Systems Rev. (Tukahoe Creek Project), Capital Appreciation, 0%, 11/01/2034	$2,250,000	$1,322,955
Virginia Resources Authority, Water & Sewer Systems Rev. (Tukahoe Creek Project), Capital Appreciation, 0%, 11/01/2035	1,950,000	1,091,142
Virginia Resources Authority, Water & Sewer Systems Rev. (Tukahoe Creek Project), Capital Appreciation, 0%, 11/01/2036	1,250,000	665,062
		$40,050,354
Total Municipal Bonds (Identified Cost, $331,066,420)		$338,318,397

Bonds - 0.1%
Consumer Services - 0.1%
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2043 (n) (Identified Cost, $372,297)	$1,200,000	$439,194

Investment Companies (h) - 0.6%
Money Market Funds - 0.6%
MFS Institutional Money Market Portfolio, 1.28% (v) (Identified Cost, $1,935,791)	1,935,803	$1,936,190

Other Assets, Less Liabilities - (0.5)%		(1,645,058)
Net Assets - 100.0%		$339,048,723

Derivative Contracts at 3/31/20

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond	Short	USD	60	$10,743,750	June - 2020	$(722,096)

At March 31, 2020, the fund had cash collateral of $390,000 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statements of Assets and Liabilities are comprised of cash collateral.

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/20

MFS WEST VIRGINIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.7%

Issuer	Shares/Par	Value ($)
Airport Revenue - 1.1%
Dallas and Fort Worth, TX, International Airport Rev., ”B“, 5%, 11/01/2044	$155,000	$164,207
Dallas and Fort Worth, TX, International Airport Rev., ”C“, 5%, 11/01/2045	110,000	114,377
San Francisco, CA, City & County Airports Commission, International Airport Rev., ”H“, 5%, 5/01/2021	535,000	553,875
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”B“, 5%, 12/01/2044	60,000	66,474
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”B“, BAM, 5%, 12/01/2039	70,000	78,076
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”C“, 5%, 12/01/2039	55,000	60,452
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”C“, 5%, 12/01/2044	85,000	92,996
		$1,130,457
General Obligations - General Purpose - 5.4%
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	$260,000	$240,022
Commonwealth of Puerto Rico, General Obligation, ”A“, 8%, 7/01/2035 (a)(d)	1,100,000	660,000
Commonwealth of Puerto Rico, Public Improvement, ”A-4“, AGM, 5%, 7/01/2031	95,000	95,325
State of West Virginia, General Obligation Road Bonds, ”B“, 4%, 12/01/2042	1,000,000	1,107,200
West Virginia State Road General Obligation, ”A“, 5%, 6/01/2044	3,000,000	3,695,400
		$5,797,947
General Obligations - Schools - 7.0%
Hancock County, WV, Board of Education, Public School General Obligation, 4.5%, 5/01/2032	$1,405,000	$1,456,774
Monongalia County, WV, Board of Education, 5%, 5/01/2031	2,000,000	2,159,980
Putnam County, WV, Board of Education, 4%, 5/01/2020	2,500,000	2,505,875
Putnam County, WV, Board of Education, 4%, 5/01/2025	1,000,000	1,016,030
Wood County, WV, Board of Education Public School, 4%, 5/01/2020	360,000	360,846
		$7,499,505
Healthcare Revenue - Hospitals - 19.9%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), ”A“, 4%, 4/01/2044	$190,000	$198,339
Doylestown, PA, Hospital Rev., ”A“, 4%, 7/01/2045	15,000	15,729

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Escambia County, FL, Health Facilities Authority Rev. (Baptist Hospital, Inc.), ”A“, 6%, 8/15/2036	$725,000	$734,976
Illinois Finance Authority Rev. (Provena Health), ”A“, 6%, 5/01/2028 (Prerefunded 5/01/2020)	450,000	451,494
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), ”A“, 5.75%, 6/01/2025 (Prerefunded 6/01/2020)	340,000	342,530
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), ”A“, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	410,000	413,432
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), ”A“, 6.5%, 3/01/2045 (Prerefunded 6/01/2020)	290,000	292,482
Monongalia County, WV, Building Commission Hospital Rev. (Monongalia General Hospital), 6.5%, 7/01/2041	1,100,000	1,159,587
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/2029	1,000,000	1,112,710
New Hampshire Health & Education Facilities Authority Rev. (Dartmouth-Hitchcock Obligated Group), ”A“, 5%, 8/01/2059	80,000	114,828
Spartanburg County, SC, Regional Health Services District Hospital Rev., ”A“, 4%, 4/15/2043	780,000	840,247
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Charleston Area Medical Center, Inc.), ”A“, 5%, 9/01/2028	1,000,000	1,139,950
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Charleston Area Medical Center, Inc.), ”A“, 5%, 9/01/2039	1,500,000	1,825,320
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Thomas Health System), 6.5%, 10/01/2038 (a)(d)	500,000	275,000
West Virginia Hospital Finance Authority Hospital Improvement Rev. (West Virginia University Health System Obligated Group), ”A“, 4%, 6/01/2051	220,000	240,590
West Virginia Hospital Finance Authority Hospital Rev. (Cabell Huntington Hospital Obligated Group), ”A“, 4.125%, 1/01/2047	1,000,000	1,057,730
West Virginia Hospital Finance Authority Hospital Rev. (Charleston Area Medical Center), ”A“, ETM, 6.5%, 9/01/2023	1,250,000	1,357,387
West Virginia Hospital Finance Authority Hospital Rev. (Valley Health System Obligation Group), 5%, 1/01/2044	1,000,000	1,083,250

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
West Virginia Hospital Finance Authority Hospital Rev. (Valley Health System Obligation Group), 5%, 1/01/2044	$1,000,000	$1,119,360
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia United Health System Obligated Group), ”A“, 4%, 6/01/2035	1,500,000	1,637,265
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia United Health System Obligated Group), ”A“, 5.5%, 6/01/2044	1,460,000	1,589,444
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia United Health System Obligated Group), “A”, AGM, 4%, 6/01/2051	2,000,000	2,213,420
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia University Health System Obligated Group), ”A“, 5%, 6/01/2042	1,000,000	1,123,990
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia University Health System Obligated Group), “C”, VRDN, 4.25%, 6/01/2034	1,000,000	1,000,000
		$21,339,060
Industrial Revenue - Other - 0.9%
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	$420,000	$517,600
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), ”A“, 4%, 1/01/2050 (n)	200,000	154,372
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), ”A“, 5.25%, 5/01/2044	325,000	312,523
		$984,495
Miscellaneous Revenue - Other - 10.2%
Florida Citizens Property Insurance Corp., ”A-1“, 5%, 6/01/2020	$605,000	$608,709
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), ”A“, 5%, 7/01/2040	140,000	143,272
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), ”A“, 5%, 7/01/2044	215,000	219,306
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), ”1“, 5%, 11/15/2044	580,000	587,842
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	545,000	575,842
West Virginia Economic Development Authority, Excess Lottery Rev., 5%, 6/15/2022	250,000	270,765
West Virginia Economic Development Authority, Excess Lottery Rev., ”A“, 5%, 7/01/2038	1,000,000	1,218,390

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Other - continued
West Virginia Economic Development Authority, Lottery Rev., ”A“, 5%, 6/15/2040 (Prerefunded 6/15/2020)	$2,475,000	$2,494,552
West Virginia School Building Authority, ”A“, 3%, 7/01/2033	2,000,000	2,133,060
West Virginia School Building Authority, Excess Lottery Rev., ”B“, 5%, 7/01/2030	1,000,000	1,008,930
West Virginia School Building Authority, Lottery Capital Improvement Rev., “A”, 5%, 7/01/2028	1,500,000	1,671,090
		$10,931,758
Sales & Excise Tax Revenue - 3.9%
Guam Government Business Privilege Tax Rev., ”A“, 5.25%, 1/01/2036	$335,000	$337,184
Guam Government Business Privilege Tax Rev., ”A“, 5.125%, 1/01/2042	790,000	778,347
Massachusetts Bay Transportation Authority, Sales Tax Rev., ”A“, 5%, 7/01/2031	500,000	668,970
Ohio County, WV, Commission Special District Excise Tax Improvement Refunding Rev. (Fort Henry Economic Opportunity Development District - The Highlands Project), ”B“, 2.75%, 3/01/2041	455,000	440,531
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 4.55%, 7/01/2040	25,000	23,666
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 5%, 7/01/2058	771,000	749,759
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.329%, 7/01/2040	238,000	218,624
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.329%, 7/01/2040	83,000	76,243
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.536%, 7/01/2053	1,000	908
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.784%, 7/01/2058	39,000	36,524
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2024	3,000	2,569
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2027	45,000	34,264
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2029	7,000	4,844
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2031	412,000	256,215
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2033	396,000	219,123

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2046	$1,503,000	$355,339
		$4,203,110
Single Family Housing - State - 2.3%
West Virginia Housing Development Fund, ”A“, 3.8%, 11/01/2024	$30,000	$30,049
West Virginia Housing Development Fund, ”A“, 3.875%, 11/01/2044	1,500,000	1,617,510
West Virginia Housing Development Fund, ”A“, FHA, 3.9%, 11/01/2048	800,000	848,536
		$2,496,095
State & Local Agencies - 7.6%
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	$400,000	$473,348
North Carolina Turnpike Authority, Triangle Expressway System Appropriation Rev., Capital Appreciation, 0%, 1/01/2044	1,640,000	808,274
West Virginia Economic Development Authority, Auto Lease Rev., 5.2%, 5/01/2033	1,000,000	1,001,580
West Virginia Economic Development Authority, Lease Rev. (Correctional Juvenile Public Safety Facilities), 5%, 6/01/2022	1,000,000	1,042,640
West Virginia Economic Development Authority, Lease Rev. (Correctional Juvenile Public Safety Facilities), ”A“, 5%, 6/01/2029	2,000,000	2,147,680
West Virginia Economic Development Authority, Lease Rev. (State Office Building), ”B“, NATL, 5.25%, 1/01/2025	490,000	491,632
West Virginia Economic Development Authority, Lease Rev. (State Office Building), ”B“, NATL, 5.25%, 1/01/2030	1,355,000	1,359,512
West Virginia Hospital Finance Authority Hospital Rev. (Veterans Nursing Home), 5.5%, 3/01/2034	795,000	796,828
		$8,121,494
Tax - Other - 3.0%
Birmingham-Jefferson, AL, Civic Center Authority, “B”, 5%, 7/01/2043	$535,000	$641,492
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., ”A“, AAC, 5%, 7/01/2031	945,000	945,123
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2026	95,000	101,292
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2027	430,000	459,622
Virgin Islands Public Finance Authority Rev. (Gross Receipts), AGM, 5%, 10/01/2032	1,000,000	1,082,140
		$3,229,669
Tax Assessment - 1.3%
Morgantown, WV, Tax Increment Rev., Parking Garage Project, ”A“, 5%, 6/01/2033	$455,000	$419,405

Issuer	Shares/Par	Value ($)
Tax Assessment - continued
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), 4%, 6/01/2034	$1,000,000	$949,000
		$1,368,405
Tobacco - 1.2%
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 5%, 6/01/2032	$75,000	$93,183
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 4%, 6/01/2037	35,000	38,468
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-2, ”2“, 5%, 6/01/2055	415,000	367,698
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, ”2“, 0%, 6/01/2057	1,360,000	150,049
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	620,000	654,503
		$1,303,901
Toll Roads - 1.3%
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	$155,000	$174,863
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	120,000	134,206
West Virginia Parkways Authority, Turnpike Toll Rev., 4%, 6/01/2047	1,000,000	1,107,600
		$1,416,669
Transportation - Special Tax - 2.8%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”AA-1“, AGM, 4.95%, 7/01/2026	$575,000	$586,621
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, AAC, 5.25%, 7/01/2038	755,000	766,174
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, ASSD GTY, 5.25%, 7/01/2041	160,000	165,450
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, NATL, 5.25%, 7/01/2035	340,000	340,914
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, AAC, 5.5%, 7/01/2029	760,000	813,428
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NATL, 5.25%, 7/01/2032	115,000	116,838
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., ”A-1“, 5%, 6/15/2027	220,000	245,678
		$3,035,103

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - 14.0%
Fairmont State University, WV, Board of Governors Rev., ”A“, 5%, 6/01/2032	$4,035,000	$4,149,876
Marshall University, WV, University Rev., 5%, 5/01/2030	2,000,000	2,005,800
Marshall University, WV, University Rev., 5%, 5/01/2041	1,000,000	1,037,770
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza), ”A“, NATL, 5%, 7/01/2021	1,270,000	1,273,493
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 12/01/2021	5,000	4,954
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 10/01/2031	110,000	115,291
West Virginia University, Board of Governors Improvement Rev. (West Virginia University Project), ”A“, 5%, 10/01/2049	1,000,000	1,230,860
West Virginia University, University Systems Rev., ”A“, NATL, 5.5%, 4/01/2020	1,700,000	1,700,000
West Virginia University, University Systems Rev., ”A“, NATL, 5.25%, 4/01/2028	3,035,000	3,552,589
		$15,070,633
Utilities - Cogeneration - 0.2%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$240,000	$246,000

Utilities - Investor Owned - 0.5%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	$470,000	$474,883

Utilities - Municipal Owned - 1.7%
Guam Power Authority Rev., ”A“, 5.5%, 10/01/2030 (Prerefunded 10/01/2020)	$325,000	$332,023
Guam Power Authority Rev., ”A“, AGM, 5%, 10/01/2033	435,000	454,993
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2029 (a)(d)	285,000	201,637
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2042 (a)(d)	45,000	31,838
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2021 (a)(d)	20,000	14,200
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2030 (a)(d)	10,000	7,100
Puerto Rico Electric Power Authority Rev., ”CCC“, 5.25%, 7/01/2027 (a)(d)	100,000	71,000
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2020 (a)(d)	10,000	7,075

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2021 (a)(d)	$110,000	$77,825
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2022 (a)(d)	180,000	127,350
Puerto Rico Electric Power Authority Rev., ”EEE“, 6.05%, 7/01/2032 (a)(d)	50,000	35,563
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2021 (a)(d)	40,000	28,300
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2023 (a)(d)	50,000	35,375
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2027 (a)(d)	10,000	7,075
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2037 (a)(d)	145,000	102,587
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2030	135,000	137,966
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2034	10,000	10,076
Puerto Rico Electric Power Authority Rev., ”WW“, 5.375%, 7/01/2022 (a)(d)	10,000	7,113
Puerto Rico Electric Power Authority Rev., ”WW“, 5.25%, 7/01/2025 (a)(d)	20,000	14,200
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5%, 7/01/2018 (a)(d)	70,000	48,737
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2023 (a)(d)	75,000	53,250
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2024 (a)(d)	20,000	14,200
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2026 (a)(d)	65,000	46,150
		$1,865,633
Utilities - Other - 0.7%
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2021	$245,000	$252,627
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2022	125,000	131,447
Tennessee Energy Acquisition Corp., Gas Rev., ”C“, 5%, 2/01/2021	290,000	295,336
Texas Gas Acquisition & Supply Corp. III., Gas Supply Rev., 5%, 12/15/2031	70,000	72,346
		$751,756
Water & Sewer Utility Revenue - 12.7%
Berkeley County, WV, Public Service Sewer District, ”A“, BAM, 5%, 6/01/2036	$1,700,000	$1,979,310
Fairmont, WV, Waterworks Rev., AAC, 5.25%, 7/01/2022	200,000	208,326
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	40,000	40,463
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040 (Prerefunded 7/01/2020)	515,000	520,624
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	180,000	178,195
Guam Waterworks Authority Rev. (Water and Wastewater System), ”A“, 5%, 7/01/2029	20,000	20,450

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Guam Waterworks Authority Rev. (Water and Wastewater System), ”A“, 5%, 7/01/2035	$20,000	$20,236
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), ”C-7“, NATL, 5%, 7/01/2032	35,000	39,434
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), ”D-6“, NATL, 5%, 7/01/2036	40,000	44,859
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), ”D-1“, AGM, 5%, 7/01/2035	20,000	22,551
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), ”D-1“, AGM, 5%, 7/01/2037	50,000	56,160
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	75,000	88,550
Morgantown, WV, Combined Utility System Rev., ”A“, AGM, 5%, 12/01/2041	1,000,000	1,174,800
Morgantown, WV, Combined Utility System Rev., ”B“, 5%, 12/01/2043	2,000,000	2,415,100

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
West Virginia Water Development Authority Rev. (Loan Program II), ”A-II“, 5%, 11/01/2033	$1,475,000	$1,765,118
West Virginia Water Development Authority Rev. (Loan Program IV), ”A-IV“, ETM, 5%, 11/01/2038	500,000	610,030
Wheeling, WV, Combined Waterworks and Sewerage System Rev., 5%, 6/01/2038	3,000,000	3,291,630
Wheeling, WV, Combined Waterworks and Sewerage System Rev., 5%, 6/01/2043	1,000,000	1,093,340
		$13,569,176
Total Municipal Bonds (Identified Cost, $101,703,015)		$104,835,749

Bonds - 0.1%
Consumer Services - 0.1%
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2043 (n) (Identified Cost, $124,017)	$400,000	$146,398

Investment Companies (h) - 0.7%
Money Market Funds - 0.7%
MFS Institutional Money Market Portfolio, 1.28% (v) (Identified Cost, $782,041)	781,832	$781,988

Other Assets, Less Liabilities - 1.5%		1,600,819
Net Assets - 100.0%		$107,364,954

Derivative Contracts at 3/31/20

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond	Long	USD	14	$2,506,875	June - 2020	$172,291

At March 31, 2020, the fund had cash collateral of $91,000 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statements of Assets and Liabilities are comprised of cash collateral.

Portfolio Footnotes:

(a)	Non-income producing security.
(d)	In default.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of each fund’s investments in affiliated issuers and in unaffiliated issuers were as follows:

	Affiliated Issuers	Unaffiliated Issuers
Mississippi Fund	$3,902,197	$98,820,988
New York Fund	5,289,871	272,817,582
North Carolina Fund	11,538,961	458,587,022
Pennsylvania Fund	2,584,086	153,134,804
South Carolina Fund	4,914,196	228,433,267
Tennessee Fund	1,471,518	96,085,852
Virginia Fund	1,936,190	338,757,591
West Virginia Fund	781,988	104,982,147

Portfolio of Investments – continued

(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities and percentage of net assets for each fund is as follows:

	Value	Percent of net assets
Mississippi Fund	$264,171	0.3%
New York Fund	889,427	0.3%
North Carolina Fund	1,691,494	0.4%
Pennsylvania Fund	484,022	0.3%
South Carolina Fund	693,447	0.3%
Tennessee Fund	316,207	0.3%
Virginia Fund	1,147,155	0.3%
West Virginia Fund	300,770	0.3%

(u)	Underlying security deposited into special purpose trust upon creation of self-deposited inverse floaters.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(w)	When-issued security.

The following abbreviations are used in this report and are defined:

AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
COP	Certificate of Participation
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
LIBOR	London Interbank Offered Rate
NATL	National Public Finance Guarantee Corp.
VRDN	Variable rate demand note that may be puttable to the issuer at the option of the holder. The stated interest rate, which generally resets either daily or weekly, represents the rate in effect at period end and may not be the current rate.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 3/31/20

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund

Assets

Investments in unaffiliated issuers, at value (identified cost, $94,812,076, $264,325,923, $447,142,092, and $147,500,082, respectively)	$98,820,988	$272,817,582	$458,587,022	$153,134,804

Investments in affiliated issuers, at value (identified cost, $3,901,807, $5,289,974, $11,539,379, and $2,584,397, respectively)	3,902,197	5,289,871	11,538,961	2,584,086

Deposits with brokers for futures contracts	78,000	97,500	520,000	97,500

Receivables for

Net daily variation margin on open futures contracts	28,031	24,853	132,509	24,848

Investments sold	336,222	602,400	7,207,425	697,807

Fund shares sold	20,630	219,862	1,039,098	399,538

Interest	1,133,931	3,182,620	6,311,117	1,961,217

Receivable from investment adviser	—	—	2,675	—
Other assets	481	1,095	1,485	718
Total assets	$104,320,480	$282,235,783	$485,340,292	$158,900,518

Liabilities

Payable to custodian	$—	$—	$—	$1,159

Payables for

Distributions	19,570	81,760	83,877	58,930

Investments purchased on an extended settlement basis	1,853,205	2,909,712	2,610,846	—

Investments purchased	1,459,654	—	696,215	296,984

Fund shares reacquired	166,544	195,310	910,640	228,755

Payable to affiliates

Investment adviser	2,433	6,739	—	3,815

Administrative services fee	133	264	412	175

Shareholder servicing costs	31,409	102,941	191,740	57,362

Distribution and service fees	471	2,095	3,504	635

Payable for independent Trustees’ compensation	12	13	3,235	11
Accrued expenses and other liabilities	68,556	81,264	99,327	76,513
Total liabilities	$3,601,987	$3,380,098	$4,599,796	$724,339
Net assets	$100,718,493	$278,855,685	$480,740,496	$158,176,179

Net assets consist of

Paid-in capital	$100,023,842	$274,454,157	$484,087,408	$155,483,503
Total distributable earnings (loss)	694,651	4,401,528	(3,346,912)	2,692,676
Net assets	$100,718,493	$278,855,685	$480,740,496	$158,176,179

Statements of Assets and Liabilities – continued

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund

Net assets

Class A	$86,334,643	$174,514,395	$326,916,281	$117,575,284

Class B	626,225	2,193,323	787,644	1,506,713

Class C	—	15,470,553	45,135,166	—

Class I	11,373,645	83,585,564	83,861,154	26,063,584
Class R6	2,383,980	3,091,850	24,040,251	13,030,598
Total net assets	$100,718,493	$278,855,685	$480,740,496	$158,176,179

Shares of beneficial interest outstanding

Class A	8,969,624	15,970,733	28,545,984	11,479,960

Class B	64,973	201,235	68,864	146,738

Class C	—	1,417,473	3,943,410	—

Class I	1,183,500	8,648,460	8,784,123	2,671,604
Class R6	248,072	319,988	2,518,246	1,335,118
Total shares of beneficial interest outstanding	10,466,169	26,557,889	43,860,627	15,633,420

Class A shares

Net asset value per share
(net assets / shares of beneficial interest outstanding)	$9.63	$10.93	$11.45	$10.24
Offering price per share (100 / 95.75 × net asset value per share)	$10.06	$11.42	$11.96	$10.69

Class B shares

Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$9.64	$10.90	$11.44	$10.27

Class C shares

Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$—	$10.91	$11.45	$—

Class I shares

Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$9.61	$9.66	$9.55	$9.76

Class R6 shares

Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$9.61	$9.66	$9.55	$9.76

On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

Statements of Assets and Liabilities – continued

At 3/31/20	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund

Assets

Investments in unaffiliated issuers, at value (identified cost, $223,140,727, $94,145,576, $331,438,717, and $101,827,032, respectively)	$228,433,267	$96,085,852	$338,757,591	$104,982,147

Investments in affiliated issuers, at value (identified cost, $4,915,050, $1,471,620, $1,935,791, and $782,041, respectively)	4,914,196	1,471,518	1,936,190	781,988

Deposits with brokers for futures contracts	—	65,000	390,000	91,000

Receivables for

Net daily variation margin on open futures contracts	—	16,565	99,378	—

Investments sold	1,703,125	382,310	4,033,264	367,088

Fund shares sold	348,592	16,924	1,219,330	67

Interest	2,898,637	1,311,907	4,223,909	1,470,130

Receivable from investment adviser	10,459	8,722	19,077	7,224

Receivable from distributor	—	—	—	1,348
Other assets	857	474	1,184	553
Total assets	$238,309,133	$99,359,272	$350,679,923	$107,701,545

Liabilities

Payables for

Distributions	$24,975	$17,250	$92,722	$17,868

Investments purchased on an extended settlement basis	—	—	5,174,940	—

Investments purchased	437,656	192,767	497,297	—

Interest expense and fees	—	—	40,801	—

Fund shares reacquired	346,429	207,915	581,483	167,875

Net daily variation margin on open futures contracts	—	—	—	23,186

Payable to the holders of the floating rate certificates	—	—	5,000,101	—

Payable to affiliates

Administrative services fee	233	132	307	138

Shareholder servicing costs	75,404	39,851	150,387	56,525

Distribution and service fees	1,724	843	2,358	—

Payable for independent Trustees’ compensation	3,287	8	3,255	3,273
Accrued expenses and other liabilities	80,341	67,446	87,549	67,726
Total liabilities	$970,049	$526,212	$11,631,200	$336,591
Net assets	$237,339,084	$98,833,060	$339,048,723	$107,364,954

Net assets consist of

Paid-in capital	$237,997,372	$99,892,909	$340,034,427	$107,865,426
Total distributable earnings (loss)	(658,288)	(1,059,849)	(985,704)	(500,472)
Net assets	$237,339,084	$98,833,060	$339,048,723	$107,364,954

Statements of Assets and Liabilities – continued

	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund

Net assets

Class A	$192,058,918	$71,671,618	$235,639,293	$98,950,003

Class B	1,200,031	228,390	580,680	155,119

Class C	—	—	16,735,865	—

Class I	35,188,586	23,156,383	71,807,118	7,544,814
Class R6	8,891,549	3,776,669	14,285,767	715,018
Total net assets	$237,339,084	$98,833,060	$339,048,723	$107,364,954

Shares of beneficial interest outstanding

Class A	16,087,240	7,044,384	21,293,639	9,038,246

Class B	100,573	22,463	52,512	14,172

Class C	—	—	1,512,747	—

Class I	3,638,100	2,435,124	7,465,963	782,945
Class R6	919,166	397,406	1,484,209	74,216
Total shares of beneficial interest outstanding	20,745,079	9,899,377	31,809,070	9,909,579

Class A shares

Net asset value per share
(net assets / shares of beneficial interest outstanding)	$11.94	$10.17	$11.07	$10.95
Offering price per share (100 / 95.75 × net asset value per share)	$12.47	$10.62	$11.56	$11.44

Class B shares

Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$11.93	$10.17	$11.06	$10.95

Class C shares

Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$—	$—	$11.06	$—

Class I shares

Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$9.67	$9.51	$9.62	$9.64

Class R6 shares

Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$9.67	$9.50	$9.63	$9.63

On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 3/31/20

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund

Net investment income (loss)
Interest	$3,491,594	$9,733,164	$16,146,468	$5,936,773
Dividends from affiliated issuers	29,240	95,573	185,525	49,568
Other	30	1,062	2,396	586
Total investment income	$3,520,864	$9,829,799	$16,334,389	$5,986,927
Expenses

Management fee	$429,591	$1,231,413	$2,071,595	$691,439

Distribution and service fees	215,478	634,647	1,244,941	308,360

Shareholder servicing costs	59,673	201,954	344,961	119,245

Administrative services fee	23,444	46,775	71,198	31,065

Independent Trustees’ compensation	2,064	8,653	10,957	4,044

Custodian fee	17,670	36,694	50,909	28,544

Shareholder communications	6,879	14,118	22,644	13,574

Audit and tax fees	56,048	56,090	56,135	56,061

Legal fees	9,118	14,007	12,543	11,559

Registration fees	58,145	75,858	86,401	59,143
Miscellaneous	28,537	32,430	35,162	30,077
Total expenses	$906,647	$2,352,639	$4,007,446	$1,353,111

Fees paid indirectly	(52)	(136)	(171)	(151)
Reduction of expenses by investment adviser and distributor	(137,053)	(35,131)	(81,869)	(191,487)
Net expenses	$769,542	$2,317,372	$3,925,406	$1,161,473
Net investment income (loss)	$2,751,322	$7,512,427	$12,408,983	$4,825,454

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)

Unaffiliated issuers	$153,926	$242,759	$1,467,628	$503,441

Affiliated issuers	297	812	2,461	433
Futures contracts	(329,757)	(1,443,390)	(3,683,758)	(649,002)
Net realized gain (loss)	$(175,534)	$(1,199,819)	$(2,213,669)	$(145,128)
Change in unrealized appreciation or depreciation

Unaffiliated issuers	$(194,299)	$(1,629,184)	$(4,708,538)	$(592,295)

Affiliated issuers	320	(369)	(1,076)	(526)
Futures contracts	(132,385)	(120,465)	(711,298)	(101,697)
Net unrealized gain (loss)	$(326,364)	$(1,750,018)	$(5,420,912)	$(694,518)
Net realized and unrealized gain (loss)	$(501,898)	$(2,949,837)	$(7,634,581)	$(839,646)
Change in net assets from operations	$2,249,424	$4,562,590	$4,774,402	$3,985,808

See Notes to Financial Statements

Statements of Operations – continued

Year ended 3/31/20	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund

Net investment income (loss)
Interest	$7,567,891	$3,827,755	$12,273,116	$4,174,472
Dividends from affiliated issuers	75,888	28,513	94,483	19,267
Other	744	403	1,229	183
Total investment income	$7,644,523	$3,856,671	$12,368,828	$4,193,922
Expenses

Management fee	$979,594	$449,943	$1,498,988	$488,885

Distribution and service fees	459,468	184,955	770,828	254,514

Shareholder servicing costs	142,834	77,552	279,783	95,945

Administrative services fee	39,441	24,037	54,575	25,175

Independent Trustees’ compensation	6,374	1,715	10,723	5,599

Custodian fee	29,728	18,143	41,990	16,716

Shareholder communications	11,830	7,327	19,372	8,079

Audit and tax fees	56,075	56,050	56,357	56,052

Legal fees	12,169	7,524	11,998	6,541

Registration fees	64,006	55,835	76,468	57,703

Interest expense and fees	—	—	108,151	—
Miscellaneous	30,751	28,697	31,500	28,582
Total expenses	$1,832,270	$911,778	$2,960,733	$1,043,791

Fees paid indirectly	(111)	(494)	(448)	(99)
Reduction of expenses by investment adviser and distributor	(100,464)	(113,927)	(237,542)	(126,775)
Net expenses	$1,731,695	$797,357	$2,722,743	$916,917
Net investment income (loss)	$5,912,828	$3,059,314	$9,646,085	$3,277,005

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)

Unaffiliated issuers	$555,427	$102,943	$1,484,582	$550,235

Affiliated issuers	773	(285)	(430)	(742)
Futures contracts	(693,327)	(407,407)	(1,473,277)	129,108
Net realized gain (loss)	$(137,127)	$(304,749)	$10,875	$678,601
Change in unrealized appreciation or depreciation

Unaffiliated issuers	$(1,787,746)	$(1,632,732)	$(3,485,463)	$(1,250,090)

Affiliated issuers	(1,236)	(149)	255	(104)
Futures contracts	116,364	(60,290)	(526,905)	172,291
Net unrealized gain (loss)	$(1,672,618)	$(1,693,171)	$(4,012,113)	$(1,077,903)
Net realized and unrealized gain (loss)	$(1,809,745)	$(1,997,920)	$(4,001,238)	$(399,302)
Change in net assets from operations	$4,103,083	$1,061,394	$5,644,847	$2,877,703

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 3/31/20	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Change in net assets

From operations
Net investment income (loss)	$2,751,322	$7,512,427	$12,408,983	$4,825,454

Net realized gain (loss)	(175,534)	(1,199,819)	(2,213,669)	(145,128)
Net unrealized gain (loss)	(326,364)	(1,750,018)	(5,420,912)	(694,518)
Change in net assets from operations	$2,249,424	$4,562,590	$4,774,402	$3,985,808
Total distributions to shareholders	$(2,737,558)	$(7,428,830)	$(12,560,484)	$(4,829,636)
Change in net assets from fund share transactions	$11,818,604	$36,761,020	$78,111,036	$19,881,006
Total change in net assets	$11,330,470	$33,894,780	$70,324,954	$19,037,178

Net assets

At beginning of period	89,388,023	244,960,905	410,415,542	139,139,001
At end of period	$100,718,493	$278,855,685	$480,740,496	$158,176,179

Year ended 3/31/20	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Change in net assets

From operations
Net investment income (loss)	$5,912,828	$3,059,314	$9,646,085	$3,277,005

Net realized gain (loss)	(137,127)	(304,749)	10,875	678,601
Net unrealized gain (loss)	(1,672,618)	(1,693,171)	(4,012,113)	(1,077,903)
Change in net assets from operations	$4,103,083	$1,061,394	$5,644,847	$2,877,703
Total distributions to shareholders	$(5,861,320)	$(3,039,898)	$(9,466,489)	$(3,267,035)
Change in net assets from fund share transactions	$48,193,172	$2,813,238	$30,792,526	$2,256,866
Total change in net assets	$46,434,935	$834,734	$26,970,884	$1,867,534

Net assets

At beginning of period	190,904,149	97,998,326	312,077,839	105,497,420
At end of period	$237,339,084	$98,833,060	$339,048,723	$107,364,954

See Notes to Financial Statements

Statements of Changes in Net Assets – continued

Year ended 3/31/19	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Change in net assets

From operations
Net investment income (loss)	$3,136,267	$8,545,924	$13,926,013	$4,971,166

Net realized gain (loss)	(380,547)	1,353	(1,042,838)	159,478
Net unrealized gain (loss)	1,132,486	2,523,383	3,575,085	890,571
Change in net assets from operations	$3,888,206	$11,070,660	$16,458,260	$6,021,215
Total distributions to shareholders	$(2,866,935)	$(8,046,040)	$(12,599,570)	$(4,505,538)
Change in net assets from fund share transactions	$(2,266,723)	$12,693,368	$9,262,693	$13,059,554
Total change in net assets	$(1,245,452)	$15,717,988	$13,121,383	$14,575,231

Net assets

At beginning of period	90,633,475	229,242,917	397,294,159	124,563,770
At end of period	$89,388,023	$244,960,905	$410,415,542	$139,139,001

Year ended 3/31/19	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Change in net assets

From operations
Net investment income (loss)	$6,477,480	$3,568,598	$10,162,878	$3,734,238

Net realized gain (loss)	(195,219)	(33,638)	(17,495)	(102,445)
Net unrealized gain (loss)	1,802,091	821,948	3,710,589	596,598
Change in net assets from operations	$8,084,352	$4,356,908	$13,855,972	$4,228,391
Total distributions to shareholders	$(5,798,616)	$(3,225,738)	$(9,427,032)	$(3,372,239)
Change in net assets from fund share transactions	$2,084,600	$(8,760,970)	$11,300,168	$(4,152,969)
Total change in net assets	$4,370,336	$(7,629,800)	$15,729,108	$(3,296,817)

Net assets

At beginning of period	186,533,813	105,628,126	296,348,731	108,794,237
At end of period	$190,904,149	$97,998,326	$312,077,839	$105,497,420

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

MFS MISSISSIPPI MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$9.64	$9.53	$9.64	$10.02		$10.01

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.34	$0.31	$0.34	(c)	$0.36
Net realized and unrealized gain (loss)	(0.01)	0.08	(0.11)	(0.39)		(0.01)
Total from investment operations	$0.27	$0.42	$0.20	$(0.05)		$0.35

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.31)	$(0.31)	$(0.33)		$(0.34)
Net asset value, end of period (x)	$9.63	$9.64	$9.53	$9.64		$10.02
Total return (%) (r)(s)(t)(x)	2.80	4.47	2.07	(0.49	)(c)	3.60

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	1.00	1.00	0.98	(c)	0.96

Expenses after expense reductions (f)	0.82	0.83	0.83	0.81	(c)	0.80

Net investment income (loss)	2.88	3.53	3.21	3.41	(c)	3.63

Portfolio turnover	30	16	11	14		17
Net assets at end of period (000 omitted)	$86,335	$79,190	$82,526	$84,401		$88,070

	Year ended
Class B	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$9.65	$9.54	$9.65	$10.04		$10.02

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.27	$0.25	$0.27	(c)	$0.29
Net realized and unrealized gain (loss)	(0.01)	0.09	(0.11)	(0.39)		(0.00	)(w)
Total from investment operations	$0.21	$0.36	$0.14	$(0.12)		$0.29

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.25)	$(0.25)	$(0.27)		$(0.27)
Net asset value, end of period (x)	$9.64	$9.65	$9.54	$9.65		$10.04
Total return (%) (r)(s)(t)(x)	2.14	3.79	1.40	(1.25	)(c)	3.01

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	1.75	1.75	1.72	(c)	1.71

Expenses after expense reductions (f)	1.47	1.49	1.50	1.48	(c)	1.47

Net investment income (loss)	2.24	2.87	2.55	2.74	(c)	2.96

Portfolio turnover	30	16	11	14		17
Net assets at end of period (000 omitted)	$626	$659	$1,007	$1,180		$1,477

See Notes to Financial Statements

Financial Highlights – continued

MFS MISSISSIPPI MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/20	3/31/19	3/31/18	3/31/17 (i)

Net asset value, beginning of period	$9.63	$9.51	$9.62	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.34	$0.32	$0.34	(c)
Net realized and unrealized gain (loss)	(0.02)	0.09	(0.11)	(0.38)
Total from investment operations	$0.27	$0.43	$0.21	$(0.04)

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.31)	$(0.32)	$(0.34)
Net asset value, end of period (x)	$9.61	$9.63	$9.51	$9.62
Total return (%) (r)(s)(t)(x)	2.79	4.67	2.15	(0.42	)(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.75	0.74	0.75	(c)

Expenses after expense reductions (f)	0.71	0.74	0.74	0.75	(c)

Net investment income (loss)	2.96	3.63	3.29	3.44	(c)

Portfolio turnover	30	16	11	14
Net assets at end of period (000 omitted)	$11,374	$8,672	$6,540	$4,646

		Year ended
Class R6		3/31/20	3/31/19	3/31/18 (i)

Net asset value, beginning of period		$9.63	$9.51	$9.76

Income (loss) from investment operations
Net investment income (loss) (d)		$0.29	$0.35	$0.21
Net realized and unrealized gain (loss)		(0.01)	0.09	(0.24)
Total from investment operations		$0.28	$0.44	$(0.03)

Less distributions declared to shareholders
From net investment income		$(0.30)	$(0.32)	$(0.22)
Net asset value, end of period (x)		$9.61	$9.63	$9.51
Total return (%) (r)(s)(t)(x)		2.85	4.74	(0.36	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.66	0.68	0.71	(a)

Expenses after expense reductions (f)		0.65	0.67	0.70	(a)

Net investment income (loss)		2.95	3.71	3.33	(a)

Portfolio turnover		30	16	11
Net assets at end of period (000 omitted)		$2,384	$867	$560
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS NEW YORK MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$11.00	$10.87	$10.93	$11.31		$11.25

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.40	$0.40	$0.41	(c)	$0.43
Net realized and unrealized gain (loss)	(0.08)	0.11	(0.08)	(0.39)		0.01
Total from investment operations	$0.23	$0.51	$0.32	$0.02		$0.44

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.38)	$(0.38)	$(0.40)		$(0.38)
Net asset value, end of period (x)	$10.93	$11.00	$10.87	$10.93		$11.31
Total return (%) (r)(s)(t)(x)	2.08	4.82	2.89	0.15	(c)	4.05

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.89	0.89	0.89	(c)	0.88

Expenses after expense reductions (f)	0.86	0.88	0.88	0.88	(c)	0.87

Net investment income (loss)	2.73	3.75	3.60	3.68	(c)	3.84

Portfolio turnover	25	17	23	28		13
Net assets at end of period (000 omitted)	$174,514	$154,803	$143,689	$124,890		$169,905

	Year ended
Class B	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$10.97	$10.84	$10.90	$11.28		$11.22

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.32	$0.32	$0.33	(c)	$0.34
Net realized and unrealized gain (loss)	(0.07)	0.11	(0.09)	(0.40)		0.02
Total from investment operations	$0.15	$0.43	$0.23	$(0.07)		$0.36

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.30)	$(0.29)	$(0.31)		$(0.30)
Net asset value, end of period (x)	$10.90	$10.97	$10.84	$10.90		$11.28
Total return (%) (r)(s)(t)(x)	1.32	4.05	2.12	(0.60	)(c)	3.28

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.64	1.64	1.64	(c)	1.63

Expenses after expense reductions (f)	1.62	1.63	1.64	1.63	(c)	1.63

Net investment income (loss)	2.00	3.01	2.87	2.94	(c)	3.10

Portfolio turnover	25	17	23	28		13
Net assets at end of period (000 omitted)	$2,193	$2,876	$3,980	$5,032		$5,398

See Notes to Financial Statements

Financial Highlights – continued

MFS NEW YORK MUNICIPAL BOND FUND – continued

	Year ended
Class C	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$10.98	$10.86	$10.92	$11.30		$11.23

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.32	$0.31	$0.33	(c)	$0.34
Net realized and unrealized gain (loss)	(0.07)	0.10	(0.08)	(0.39)		0.03
Total from investment operations	$0.15	$0.42	$0.23	$(0.06)		$0.37

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.30)	$(0.29)	$(0.32)		$(0.30)
Net asset value, end of period (x)	$10.91	$10.98	$10.86	$10.92		$11.30
Total return (%) (r)(s)(t)(x)	1.32	3.95	2.12	(0.60	)(c)	3.37

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.64	1.64	1.64	(c)	1.63

Expenses after expense reductions (f)	1.62	1.63	1.64	1.63	(c)	1.62

Net investment income (loss)	1.98	2.99	2.85	2.94	(c)	3.09

Portfolio turnover	25	17	23	28		13
Net assets at end of period (000 omitted)	$15,471	$16,953	$22,932	$25,246		$26,751

		Year ended
Class I		3/31/20	3/31/19	3/31/18		3/31/17 (i)

Net asset value, beginning of period		$9.73	$9.61	$9.67		$10.00

Income (loss) from investment operations
Net investment income (loss) (d)		$0.30	$0.38	$0.38		$0.39	(c)
Net realized and unrealized gain (loss)		(0.08)	0.10	(0.08)		(0.34)
Total from investment operations		$0.22	$0.48	$0.30		$0.05

Less distributions declared to shareholders
From net investment income		$(0.29)	$(0.36)	$(0.36)		$(0.38)
Net asset value, end of period (x)		$9.66	$9.73	$9.61		$9.67
Total return (%) (r)(s)(t)(x)		2.25	5.13	3.07		0.49	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.63	0.64	0.64		0.64	(c)

Expenses after expense reductions (f)		0.62	0.63	0.64		0.64	(c)

Net investment income (loss)		2.97	3.99	3.84		3.97	(c)

Portfolio turnover		25	17	23		28
Net assets at end of period (000 omitted)		$83,586	$68,415	$57,349		$50,414

See Notes to Financial Statements

Financial Highlights – continued

MFS NEW YORK MUNICIPAL BOND FUND – continued

	Year ended
Class R6	3/31/20	3/31/19	3/31/18 (i)

Net asset value, beginning of period	$9.73	$9.61	$9.83

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.39	$0.24
Net realized and unrealized gain (loss)	(0.07)	0.10	(0.23)
Total from investment operations	$0.23	$0.49	$0.01

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.37)	$(0.23)
Net asset value, end of period (x)	$9.66	$9.73	$9.61
Total return (%) (r)(s)(t)(x)	2.31	5.19	0.11	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56	0.57	0.60	(a)

Expenses after expense reductions (f)	0.55	0.57	0.59	(a)

Net investment income (loss)	3.01	4.04	3.80	(a)

Portfolio turnover	25	17	23
Net assets at end of period (000 omitted)	$3,092	$1,914	$1,293
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$11.59	$11.48	$11.59	$12.01		$12.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.40	$0.40	$0.41	(c)	$0.42
Net realized and unrealized gain (loss)	(0.13)	0.07	(0.14)	(0.42)		(0.01)
Total from investment operations	$0.19	$0.47	$0.26	$(0.01)		$0.41

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.36)	$(0.37)	$(0.41)		$(0.40)
Net asset value, end of period (x)	$11.45	$11.59	$11.48	$11.59		$12.01
Total return (%) (r)(s)(t)(x)	1.55	4.23	2.28	(0.14	)(c)	3.48

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.86	0.87	0.87	(c)	0.87

Expenses after expense reductions (f)	0.83	0.85	0.86	0.86	(c)	0.86

Net investment income (loss)	2.72	3.53	3.39	3.48	(c)	3.52

Portfolio turnover	28	19	12	22		9
Net assets at end of period (000 omitted)	$326,916	$295,515	$283,545	$263,433		$289,167

	Year ended
Class B	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$11.57	$11.46	$11.58	$11.99		$11.98

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.32	$0.31	$0.32	(c)	$0.33
Net realized and unrealized gain (loss)	(0.13)	0.07	(0.14)	(0.41)		(0.01)
Total from investment operations	$0.11	$0.39	$0.17	$(0.09)		$0.32

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.28)	$(0.29)	$(0.32)		$(0.31)
Net asset value, end of period (x)	$11.44	$11.57	$11.46	$11.58		$11.99
Total return (%) (r)(s)(t)(x)	0.88	3.46	1.43	(0.81	)(c)	2.71

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.62	1.62	1.62	(c)	1.62

Expenses after expense reductions (f)	1.59	1.61	1.62	1.61	(c)	1.61

Net investment income (loss)	2.01	2.78	2.65	2.73	(c)	2.78

Portfolio turnover	28	19	12	22		9
Net assets at end of period (000 omitted)	$788	$1,299	$2,288	$3,303		$4,213

See Notes to Financial Statements

Financial Highlights – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND – continued

	Year ended
Class C	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$11.58	$11.47	$11.59	$12.00		$11.99

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.32	$0.31	$0.32	(c)	$0.33
Net realized and unrealized gain (loss)	(0.12)	0.07	(0.14)	(0.41)		(0.01)
Total from investment operations	$0.11	$0.39	$0.17	$(0.09)		$0.32

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.28)	$(0.29)	$(0.32)		$(0.31)
Net asset value, end of period (x)	$11.45	$11.58	$11.47	$11.59		$12.00
Total return (%) (r)(s)(t)(x)	0.88	3.45	1.42	(0.81	)(c)	2.71

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.62	1.62	1.62	(c)	1.62

Expenses after expense reductions (f)	1.59	1.61	1.62	1.61	(c)	1.61

Net investment income (loss)	1.96	2.78	2.64	2.73	(c)	2.77

Portfolio turnover	28	19	12	22		9
Net assets at end of period (000 omitted)	$45,135	$38,639	$53,117	$57,868		$57,161

		Year ended
Class I		3/31/20	3/31/19	3/31/18		3/31/17 (i)

Net asset value, beginning of period		$9.66	$9.57	$9.66		$10.00

Income (loss) from investment operations
Net investment income (loss) (d)		$0.29	$0.36	$0.35		$0.37	(c)
Net realized and unrealized gain (loss)		(0.10)	0.06	(0.10)		(0.34)
Total from investment operations		$0.19	$0.42	$0.25		$0.03

Less distributions declared to shareholders
From net investment income		$(0.30)	$(0.33)	$(0.34)		$(0.37)
Net asset value, end of period (x)		$9.55	$9.66	$9.57		$9.66
Total return (%) (r)(s)(t)(x)		1.87	4.46	2.54		0.23	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.60	0.61	0.62		0.62	(c)

Expenses after expense reductions (f)		0.59	0.60	0.61		0.62	(c)

Net investment income (loss)		2.95	3.77	3.62		3.71	(c)

Portfolio turnover		28	19	12		22
Net assets at end of period (000 omitted)		$83,861	$58,802	$45,147		$38,561

See Notes to Financial Statements

Financial Highlights – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND – continued

	Year ended
Class R6	3/31/20	3/31/19	3/31/18 (i)

Net asset value, beginning of period	$9.66	$9.57	$9.78

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.37	$0.23
Net realized and unrealized gain (loss)	(0.11)	0.05	(0.22)
Total from investment operations	$0.19	$0.42	$0.01

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.33)	$(0.22)
Net asset value, end of period (x)	$9.55	$9.66	$9.57
Total return (%) (r)(s)(t)(x)	1.94	4.54	0.15	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	0.54	0.55	(a)

Expenses after expense reductions (f)	0.52	0.53	0.55	(a)

Net investment income (loss)	3.01	3.85	3.64	(a)

Portfolio turnover	28	19	12
Net assets at end of period (000 omitted)	$24,040	$16,161	$13,198
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS PENNSYLVANIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/20	3/31/19	3/31/18	3/31/17	3/31/16

Net asset value, beginning of period	$10.26	$10.15	$10.19	$10.50	$10.44

Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.40	$0.40	$0.38	$0.39
Net realized and unrealized gain (loss)	(0.02)	0.07	(0.07)	(0.32)	0.03
Total from investment operations	$0.31	$0.47	$0.33	$0.06	$0.42

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.36)	$(0.37)	$(0.37)	$(0.36)
Net asset value, end of period (x)	$10.24	$10.26	$10.15	$10.19	$10.50
Total return (%) (r)(s)(t)(x)	2.97	4.73	3.29	0.57	4.16

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.96	0.97	0.96	0.94

Expenses after expense reductions (f)	0.78	0.80	0.81	0.80	0.79

Net investment income (loss)	3.13	3.91	3.90	3.64	3.73

Portfolio turnover	17	16	16	15	16
Net assets at end of period (000 omitted)	$117,575	$105,777	$99,319	$98,907	$115,732

	Year ended
Class B	3/31/20	3/31/19	3/31/18	3/31/17	3/31/16

Net asset value, beginning of period	$10.29	$10.18	$10.21	$10.52	$10.47

Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.32	$0.32	$0.30	$0.31
Net realized and unrealized gain (loss)	(0.02)	0.07	(0.05)	(0.32)	0.02
Total from investment operations	$0.23	$0.39	$0.27	$(0.02)	$0.33

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.28)	$(0.30)	$(0.29)	$(0.28)
Net asset value, end of period (x)	$10.27	$10.29	$10.18	$10.21	$10.52
Total return (%) (r)(s)(t)(x)	2.21	3.95	2.62	(0.19)	3.26

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.71	1.72	1.71	1.69

Expenses after expense reductions (f)	1.53	1.55	1.56	1.56	1.54

Net investment income (loss)	2.40	3.15	3.15	2.87	2.96

Portfolio turnover	17	16	16	15	16
Net assets at end of period (000 omitted)	$1,507	$2,373	$3,462	$4,740	$5,647

See Notes to Financial Statements

Financial Highlights – continued

MFS PENNSYLVANIA MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/20	3/31/19	3/31/18	3/31/17 (i)

Net asset value, beginning of period	$9.78	$9.67	$9.71	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.38	$0.39	$0.36
Net realized and unrealized gain (loss)	(0.02)	0.08	(0.07)	(0.29)
Total from investment operations	$0.30	$0.46	$0.32	$0.07

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.35)	$(0.36)	$(0.36)
Net asset value, end of period (x)	$9.76	$9.78	$9.67	$9.71
Total return (%) (r)(s)(t)(x)	3.06	4.88	3.37	0.73

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.69	0.71	0.71	0.74

Expenses after expense reductions (f)	0.68	0.70	0.71	0.73

Net investment income (loss)	3.21	4.00	3.99	3.69

Portfolio turnover	17	16	16	15
Net assets at end of period (000 omitted)	$26,064	$20,253	$20,579	$19,388

		Year ended
Class R6		3/31/20	3/31/19	3/31/18 (i)

Net asset value, beginning of period		$9.78	$9.67	$9.84

Income (loss) from investment operations
Net investment income (loss) (d)		$0.33	$0.40	$0.26
Net realized and unrealized gain (loss)		(0.02)	0.07	(0.18)
Total from investment operations		$0.31	$0.47	$0.08

Less distributions declared to shareholders
From net investment income		$(0.33)	$(0.36)	$(0.25)
Net asset value, end of period (x)		$9.76	$9.78	$9.67
Total return (%) (r)(s)(t)(x)		3.13	4.94	0.78	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.61	0.64	0.67	(a)

Expenses after expense reductions (f)		0.60	0.63	0.66	(a)

Net investment income (loss)		3.28	4.13	4.02	(a)

Portfolio turnover		17	16	16
Net assets at end of period (000 omitted)		$13,031	$10,736	$1,205
(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$11.97	$11.83	$11.91	$12.35		$12.29

Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.41	$0.38	$0.39	(c)	$0.39
Net realized and unrealized gain (loss)	(0.04)	0.10	(0.09)	(0.46)		0.03
Total from investment operations	$0.29	$0.51	$0.29	$(0.07)		$0.42

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.37)	$(0.37)	$(0.37)		$(0.36)
Net asset value, end of period (x)	$11.94	$11.97	$11.83	$11.91		$12.35
Total return (%) (r)(s)(t)(x)	2.44	4.39	2.41	(0.56	)(c)	3.52

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.90	0.91	0.90	(c)	0.89

Expenses after expense reductions (f)	0.84	0.84	0.84	0.83	(c)	0.85

Net investment income (loss)	2.68	3.49	3.20	3.19	(c)	3.17

Portfolio turnover	22	14	15	19		8
Net assets at end of period (000 omitted)	$192,059	$156,427	$159,257	$169,953		$176,282

	Year ended
Class B	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$11.97	$11.82	$11.90	$12.34		$12.28

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.32	$0.29	$0.30	(c)	$0.29
Net realized and unrealized gain (loss)	(0.05)	0.11	(0.09)	(0.46)		0.04
Total from investment operations	$0.19	$0.43	$0.20	$(0.16)		$0.33

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.28)	$(0.28)	$(0.28)		$(0.27)
Net asset value, end of period (x)	$11.93	$11.97	$11.82	$11.90		$12.34
Total return (%) (r)(s)(t)(x)	1.59	3.70	1.64	(1.31	)(c)	2.75

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.65	1.66	1.65	(c)	1.65

Expenses after expense reductions (f)	1.59	1.59	1.59	1.59	(c)	1.61

Net investment income (loss)	1.96	2.74	2.46	2.44	(c)	2.42

Portfolio turnover	22	14	15	19		8
Net assets at end of period (000 omitted)	$1,200	$1,955	$2,718	$3,777		$4,238
See Notes to Financial Statements

Financial Highlights – continued

MFS SOUTH CAROLINA MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/20	3/31/19	3/31/18	3/31/17 (i)

Net asset value, beginning of period	$9.70	$9.58	$9.65	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.36	$0.33	$0.34	(c)
Net realized and unrealized gain (loss)	(0.03)	0.08	(0.08)	(0.36)
Total from investment operations	$0.26	$0.44	$0.25	$(0.02)

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.32)	$(0.32)	$(0.33)
Net asset value, end of period (x)	$9.67	$9.70	$9.58	$9.65
Total return (%) (r)(s)(t)(x)	2.63	4.71	2.60	(0.21	)(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.65	0.66	0.65	(c)
Expenses after expense reductions (f)	0.59	0.59	0.59	0.59	(c)
Net investment income (loss)	2.92	3.74	3.44	3.45	(c)
Portfolio turnover	22	14	15	19
Net assets at end of period (000 omitted)	$35,189	$28,182	$21,954	$12,140

		Year ended
Class R6		3/31/20	3/31/19	3/31/18 (i)

Net asset value, beginning of period		$9.70	$9.58	$9.79

Income (loss) from investment operations
Net investment income (loss) (d)		$0.29	$0.36	$0.23
Net realized and unrealized gain (loss)		(0.03)	0.09	(0.22)
Total from investment operations		$0.26	$0.45	$0.01

Less distributions declared to shareholders
From net investment income		$(0.29)	$(0.33)	$(0.22)
Net asset value, end of period (x)		$9.67	$9.70	$9.58
Total return (%) (r)(s)(t)(x)		2.68	4.77	0.08	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.57	0.58	0.60	(a)

Expenses after expense reductions (f)		0.53	0.52	0.52	(a)

Net investment income (loss)		2.95	3.81	3.53	(a)

Portfolio turnover		22	14	15
Net assets at end of period (000 omitted)		$8,892	$4,341	$2,605
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS TENNESSEE MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$10.36	$10.23	$10.36	$10.70		$10.67

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.36	$0.35	$0.36	(c)	$0.34
Net realized and unrealized gain (loss)	(0.19)	0.09	(0.15)	(0.36)		0.01
Total from investment operations	$0.12	$0.45	$0.20	$0.00	(w)	$0.35

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.32)	$(0.33)	$(0.34)		$(0.32)
Net asset value, end of period (x)	$10.17	$10.36	$10.23	$10.36		$10.70
Total return (%) (r)(s)(t)(x)	1.13	4.52	1.92	(0.01	)(c)	3.32

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.98	0.98	0.96	(c)	0.95

Expenses after expense reductions (f)	0.87	0.88	0.88	0.87	(c)	0.90

Net investment income (loss)	3.00	3.50	3.32	3.42	(c)	3.17

Portfolio turnover	34	13	18	11		14
Net assets at end of period (000 omitted)	$71,672	$70,930	$84,131	$90,616		$105,722

	Year ended
Class B	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$10.35	$10.22	$10.35	$10.69		$10.66

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.28	$0.27	$0.28	(c)	$0.26
Net realized and unrealized gain (loss)	(0.18)	0.10	(0.15)	(0.36)		0.01
Total from investment operations	$0.06	$0.38	$0.12	$(0.08)		$0.27

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.25)	$(0.25)	$(0.26)		$(0.24)
Net asset value, end of period (x)	$10.17	$10.35	$10.22	$10.35		$10.69
Total return (%) (r)(s)(t)(x)	0.48	3.75	1.16	(0.76	)(c)	2.56

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	1.73	1.73	1.71	(c)	1.70

Expenses after expense reductions (f)	1.62	1.63	1.63	1.62	(c)	1.65

Net investment income (loss)	2.32	2.73	2.57	2.67	(c)	2.42

Portfolio turnover	34	13	18	11		14
Net assets at end of period (000 omitted)	$228	$677	$1,230	$1,418		$1,827

See Notes to Financial Statements

Financial Highlights – continued

MFS TENNESSEE MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/20	3/31/19	3/31/18	3/31/17 (i)

Net asset value, beginning of period	$9.68	$9.56	$9.68	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.36	$0.35	$0.36	(c)
Net realized and unrealized gain (loss)	(0.17)	0.08	(0.14)	(0.34)
Total from investment operations	$0.15	$0.44	$0.21	$0.02

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.32)	$(0.33)	$(0.34)
Net asset value, end of period (x)	$9.51	$9.68	$9.56	$9.68
Total return (%) (r)(s)(t)(x)	1.46	4.75	2.18	0.19	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.73	0.73	0.74	(c)

Expenses after expense reductions (f)	0.62	0.63	0.63	0.62	(c)

Net investment income (loss)	3.25	3.77	3.56	3.68	(c)

Portfolio turnover	34	13	18	11
Net assets at end of period (000 omitted)	$23,156	$23,310	$17,243	$18,416

		Year ended
Class R6		3/31/20	3/31/19	3/31/18 (i)

Net asset value, beginning of period		$9.67	$9.55	$9.79

Income (loss) from investment operations
Net investment income (loss) (d)		$0.32	$0.36	$0.23
Net realized and unrealized gain (loss)		(0.17)	0.09	(0.25)
Total from investment operations		$0.15	$0.45	$(0.02)

Less distributions declared to shareholders
From net investment income		$(0.32)	$(0.33)	$(0.22)
Net asset value, end of period (x)		$9.50	$9.67	$9.55
Total return (%) (r)(s)(t)(x)		1.54	4.84	(0.19	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.65	0.65	0.69	(a)

Expenses after expense reductions (f)		0.54	0.55	0.55	(a)

Net investment income (loss)		3.30	3.83	3.65	(a)

Portfolio turnover		34	13	18
Net assets at end of period (000 omitted)		$3,777	$3,081	$3,024
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS VIRGINIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$11.14	$10.98	$11.10	$11.51		$11.44

Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.37	$0.38	$0.41	(c)	$0.40
Net realized and unrealized gain (loss)	(0.08)	0.13	(0.14)	(0.42)		0.04
Total from investment operations	$0.25	$0.50	$0.24	$(0.01)		$0.44

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.34)	$(0.36)	$(0.40)		$(0.37)
Net asset value, end of period (x)	$11.07	$11.14	$10.98	$11.10		$11.51
Total return (%) (r)(s)(t)(x)	2.22	4.67	2.13	(0.11	)(c)	3.95

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.92	0.92	0.91	(c)	0.89

Expenses after expense reductions (f)	0.84	0.84	0.83	0.83	(c)	0.84

Net investment income (loss)	2.88	3.37	3.36	3.60	(c)	3.52

Portfolio turnover	24	15	15	13		9
Net assets at end of period (000 omitted)	$235,639	$226,366	$221,291	$228,297		$251,733

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.81	0.81	0.81	0.81	(c)	0.83

	Year ended
Class B	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$11.13	$10.98	$11.10	$11.50		$11.44

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.29	$0.29	$0.32	(c)	$0.31
Net realized and unrealized gain (loss)	(0.07)	0.12	(0.14)	(0.41)		0.04
Total from investment operations	$0.17	$0.41	$0.15	$(0.09)		$0.35

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.26)	$(0.27)	$(0.31)		$(0.29)
Net asset value, end of period (x)	$11.06	$11.13	$10.98	$11.10		$11.50
Total return (%) (r)(s)(t)(x)	1.46	3.80	1.37	(0.77	)(c)	3.09

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.67	1.67	1.66	(c)	1.65

Expenses after expense reductions (f)	1.59	1.60	1.59	1.58	(c)	1.60

Net investment income (loss)	2.14	2.62	2.61	2.82	(c)	2.76

Portfolio turnover	24	15	15	13		9
Net assets at end of period (000 omitted)	$581	$755	$914	$1,118		$1,501

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.56	1.56	1.56	1.56	(c)	1.58

See Notes to Financial Statements

Financial Highlights – continued

MFS VIRGINIA MUNICIPAL BOND FUND – continued

	Year ended
Class C	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$11.14	$10.98	$11.10	$11.51		$11.44

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.29	$0.29	$0.32	(c)	$0.31
Net realized and unrealized gain (loss)	(0.08)	0.13	(0.14)	(0.42)		0.05
Total from investment operations	$0.16	$0.42	$0.15	$(0.10)		$0.36

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.26)	$(0.27)	$(0.31)		$(0.29)
Net asset value, end of period (x)	$11.06	$11.14	$10.98	$11.10		$11.51
Total return (%) (r)(s)(t)(x)	1.36	3.89	1.36	(0.86	)(c)	3.18

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.67	1.67	1.66	(c)	1.65

Expenses after expense reductions (f)	1.59	1.60	1.59	1.58	(c)	1.59

Net investment income (loss)	2.13	2.62	2.61	2.85	(c)	2.77

Portfolio turnover	24	15	15	13		9
Net assets at end of period (000 omitted)	$16,736	$17,665	$24,116	$26,034		$24,861

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.56	1.56	1.56	1.56	(c)	1.58

		Year ended
Class I		3/31/20	3/31/19	3/31/18		3/31/17 (i)

Net asset value, beginning of period		$9.68	$9.55	$9.65		$10.00

Income (loss) from investment operations
Net investment income (loss) (d)		$0.31	$0.34	$0.35		$0.38	(c)
Net realized and unrealized gain (loss)		(0.07)	0.11	(0.12)		(0.36)
Total from investment operations		$0.24	$0.45	$0.23		$0.02

Less distributions declared to shareholders
From net investment income		$(0.30)	$(0.32)	$(0.33)		$(0.37)
Net asset value, end of period (x)		$9.62	$9.68	$9.55		$9.65
Total return (%) (r)(s)(t)(x)		2.47	4.82	2.42		0.21	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.66	0.67	0.67		0.67	(c)

Expenses after expense reductions (f)		0.59	0.60	0.59		0.58	(c)

Net investment income (loss)		3.12	3.61	3.60		3.83	(c)

Portfolio turnover		24	15	15		13
Net assets at end of period (000 omitted)		$71,807	$57,139	$43,832		$39,856

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)		0.56	0.56	0.56		0.56	(c)

See Notes to Financial Statements

Financial Highlights – continued

MFS VIRGINIA MUNICIPAL BOND FUND – continued

	Year ended
Class R6	3/31/20	3/31/19	3/31/18 (i)

Net asset value, beginning of period	$9.69	$9.55	$9.77

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.35	$0.23
Net realized and unrealized gain (loss)	(0.06)	0.12	(0.22)
Total from investment operations	$0.25	$0.47	$0.01

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.33)	$(0.23)
Net asset value, end of period (x)	$9.63	$9.69	$9.55
Total return (%) (r)(s)(t)(x)	2.55	5.01	0.05	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.58	0.59	0.60	(a)

Expenses after expense reductions (f)	0.51	0.51	0.51	(a)

Net investment income (loss)	3.20	3.69	3.61	(a)

Portfolio turnover	24	15	15
Net assets at end of period (000 omitted)	$14,286	$10,153	$6,196

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.48	0.48	0.48	(a)
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(l)	Interest expense and fees include payments made to the holders of the floating rate certificates.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS WEST VIRGINIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$10.98	$10.89	$11.01	$11.37		$11.36

Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.38	$0.37	$0.38	(c)	$0.38
Net realized and unrealized gain (loss)	(0.03)	0.06	(0.13)	(0.38)		(0.02)
Total from investment operations	$0.30	$0.44	$0.24	$0.00	(w)	$0.36

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.35)	$(0.36)	$(0.36)		$(0.35)
Net asset value, end of period (x)	$10.95	$10.98	$10.89	$11.01		$11.37
Total return (%) (r)(s)(t)(x)	2.75	4.09	2.15	0.02	(c)	3.23

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.98	0.97	0.95	(c)	0.94

Expenses after expense reductions (f)	0.86	0.86	0.86	0.86	(c)	0.88

Net investment income (loss)	3.00	3.53	3.34	3.38	(c)	3.34

Portfolio turnover	19	17	11	18		9
Net assets at end of period (000 omitted)	$98,950	$98,510	$101,013	$111,179		$121,455

	Year ended
Class B	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16

Net asset value, beginning of period	$10.98	$10.88	$11.00	$11.37		$11.35

Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.30	$0.29	$0.30	(c)	$0.29
Net realized and unrealized gain (loss)	(0.03)	0.06	(0.14)	(0.39)		(0.01)
Total from investment operations	$0.22	$0.36	$0.15	$(0.09)		$0.28

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.26)	$(0.27)	$(0.28)		$(0.26)
Net asset value, end of period (x)	$10.95	$10.98	$10.88	$11.00		$11.37
Total return (%) (r)(s)(t)(x)	1.98	3.40	1.38	(0.81	)(c)	2.56

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	1.73	1.72	1.70	(c)	1.69

Expenses after expense reductions (f)	1.62	1.62	1.62	1.62	(c)	1.63

Net investment income (loss)	2.28	2.77	2.58	2.63	(c)	2.59

Portfolio turnover	19	17	11	18		9
Net assets at end of period (000 omitted)	$155	$494	$613	$866		$1,062

See Notes to Financial Statements

Financial Highlights – continued

MFS WEST VIRGINIA MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/20	3/31/19	3/31/18	3/31/17 (i)

Net asset value, beginning of period	$9.67	$9.58	$9.69	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.36	$0.35	$0.35	(c)
Net realized and unrealized gain (loss)	(0.03)	0.06	(0.12)	(0.31)
Total from investment operations	$0.29	$0.42	$0.23	$0.04

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.33)	$(0.34)	$(0.35)
Net asset value, end of period (x)	$9.64	$9.67	$9.58	$9.69
Total return (%) (r)(s)(t)(x)	2.95	4.44	2.33	0.37	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.73	0.72	0.72	(c)

Expenses after expense reductions (f)	0.62	0.62	0.62	0.61	(c)

Net investment income (loss)	3.23	3.75	3.58	3.63	(c)

Portfolio turnover	19	17	11	18
Net assets at end of period (000 omitted)	$7,545	$6,248	$7,038	$4,820

		Year ended
Class R6		3/31/20	3/31/19	3/31/18 (i)

Net asset value, beginning of period		$9.66	$9.58	$9.79

Income (loss) from investment operations
Net investment income (loss) (d)		$0.32	$0.37	$0.24
Net realized and unrealized gain (loss)		(0.03)	0.04	(0.22)
Total from investment operations		$0.29	$0.41	$0.02

Less distributions declared to shareholders
From net investment income		$(0.32)	$(0.33)	$(0.23)
Net asset value, end of period (x)		$9.63	$9.66	$9.58
Total return (%) (r)(s)(t)(x)		3.02	4.42	0.18	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)		0.64	0.64	0.65	(a)

Expenses after expense reductions (f)		0.54	0.53	0.54	(a)

Net investment income (loss)		3.27	3.87	3.67	(a)

Portfolio turnover		19	17	11
Net assets at end of period (000 omitted)		$715	$246	$130
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mississippi Municipal Bond Fund (Mississippi Fund), MFS New York Municipal Bond Fund (New York Fund), MFS North Carolina Municipal Bond Fund (North Carolina Fund), MFS Pennsylvania Municipal Bond Fund (Pennsylvania Fund), MFS South Carolina Municipal Bond Fund (South Carolina Fund), MFS Tennessee Municipal Bond Fund (Tennessee Fund), MFS Virginia Municipal Bond Fund (Virginia Fund), and MFS West Virginia Municipal Bond Fund (West Virginia Fund) are each a diversified series of MFS Municipal Series Trust (with the exception of Mississippi Fund and West Virginia Fund which are non-diversified) which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. Each fund invests primarily in municipal instruments, which generally trade in the over-the-counter market. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. Municipal instruments may be supported by insurance which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument. The value of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions in the region where the instrument is issued, and the financial condition of municipal issuers and of municipal instrument insurers of which there are a limited number. Also, because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the funds and the overall municipal market. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the funds could be taxable to shareholders.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The funds adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since each fund had historically amortized such premiums to maturity for U.S. GAAP. As a result of the adoption, each fund recognized a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by the amounts noted in the table below:

Mississippi Fund	$590,012
New York Fund	1,794,102
North Carolina Fund	3,464,323
Pennsylvania Fund	823,324
South Carolina Fund	1,808,508
Tennessee Fund	719,997
Virginia Fund	2,584,342
West Virginia Fund	1,105,184

Notes to Financial Statements – continued

Adoption had no impact on each fund’s net assets or any prior period information presented in the financial statements. With respect to each fund’s results of operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Balance Sheet Offsetting – Each fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities across transactions between each fund and the applicable counterparty. Each fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to each fund, have been included in each fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under each fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of each fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating each fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine each fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that each fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which each fund determines its net asset value per share.

Various inputs are used in determining the value of each fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of March 31, 2020 in valuing each fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
Mississippi Fund

Financial Instruments
Municipal Bonds	$—	$98,711,189	$—	$98,711,189
U.S. Corporate Bonds	—	109,799	—	109,799
Mutual Funds	3,902,197	—	—	3,902,197
Total	$3,902,197	$98,820,988	$—	$102,723,185

Other Financial Instruments
Futures Contracts – Liabilities	$(132,385)	$—	$—	$(132,385)

Notes to Financial Statements – continued

	Level 1	Level 2	Level 3	Total
New York Fund

Financial Instruments
Municipal Bonds	$—	$272,451,587	$—	$272,451,587
U.S. Corporate Bonds	—	365,995	—	365,995
Mutual Funds	5,289,871	—	—	5,289,871
Total	$5,289,871	$272,817,582	$—	$278,107,453

Other Financial Instruments
Futures Contracts – Liabilities	$(180,524)	$—	$—	$(180,524)

North Carolina Fund

Financial Instruments
Municipal Bonds	$—	$457,964,831	$—	$457,964,831
U.S. Corporate Bonds	—	622,191	—	622,191
Mutual Funds	11,538,961	—	—	11,538,961
Total	$11,538,961	$458,587,022	$—	$470,125,983

Other Financial Instruments
Futures Contracts – Liabilities	$(962,795)	$—	$—	$(962,795)

Pennsylvania Fund

Financial Instruments
Municipal Bonds	$—	$152,951,807	$—	$152,951,807
U.S. Corporate Bonds	—	182,997	—	182,997
Mutual Funds	2,584,086	—	—	2,584,086
Total	$2,584,086	$153,134,804	$—	$155,718,890

Other Financial Instruments
Futures Contracts – Liabilities	$(180,524)	$—	$—	$(180,524)

South Carolina Fund

Financial Instruments
Municipal Bonds	$—	$228,140,471	$—	$228,140,471
U.S. Corporate Bonds	—	292,796	—	292,796
Mutual Funds	4,914,196	—	—	4,914,196
Total	$4,914,196	$228,433,267	$—	$233,347,463

Tennessee Fund

Financial Instruments
Municipal Bonds	$—	$95,939,454	$—	$95,939,454
U.S. Corporate Bonds	—	146,398	—	146,398
Mutual Funds	1,471,518	—	—	1,471,518
Total	$1,471,518	$96,085,852	$—	$97,557,370

Other Financial Instruments
Futures Contracts – Liabilities	$(120,349)	$—	$—	$(120,349)

Virginia Fund

Financial Instruments
Municipal Bonds	$—	$338,318,397	$—	$338,318,397
U.S. Corporate Bonds	—	439,194	—	439,194
Mutual Funds	1,936,190	—	—	1,936,190
Total	$1,936,190	$338,757,591	$—	$340,693,781

Other Financial Instruments
Futures Contracts – Liabilities	$(722,096)	$—	$—	$(722,096)

Notes to Financial Statements – continued

	Level 1	Level 2	Level 3	Total
West Virginia Fund

Financial Instruments
Municipal Bonds	$—	$104,835,749	$—	$104,835,749
U.S. Corporate Bonds	—	146,398	—	146,398
Mutual Funds	781,988	—	—	781,988
Total	$781,988	$104,982,147	$—	$105,764,135

Other Financial Instruments
Futures Contracts – Assets	$172,291	$—	$—	$172,291

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – Certain funds use derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the funds during the period were futures contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The funds may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The funds’ period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the funds at March 31, 2020 as reported in the Statements of Assets and Liabilities:

			Fair Value (a)

Fund	Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Mississippi Fund	Interest Rate	Interest Rate Futures	$—	$(132,385)
New York Fund	Interest Rate	Interest Rate Futures	—	(180,524)
North Carolina Fund	Interest Rate	Interest Rate Futures	—	(962,795)
Pennsylvania Fund	Interest Rate	Interest Rate Futures	—	(180,524)
Tennessee Fund	Interest Rate	Interest Rate Futures	—	(120,349)
Virginia Fund	Interest Rate	Interest Rate Futures	—	(722,096)
West Virginia Fund	Interest Rate	Interest Rate Futures	172,291	—

(a)

Values presented in this table for futures contracts correspond to the values reported in the funds’ Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the funds’ Statements of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the funds for the year ended March 31, 2020 as reported in the Statements of Operations:

Fund	Risk	Futures Contracts
Mississippi Fund	Interest Rate	$(329,757)
New York Fund	Interest Rate	(1,443,390)
North Carolina	Interest Rate	(3,683,758)
Pennsylvania Fund	Interest Rate	(649,002)
South Carolina Fund	Interest Rate	(693,327)
Tennessee Fund	Interest Rate	(407,407)
Virginia Fund	Interest Rate	(1,473,277)
West Virginia Fund	Interest Rate	129,108

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the funds for the year ended March 31, 2020 as reported in the Statements of Operations:

Fund	Risk	Futures Contracts
Mississippi Fund	Interest Rate	$(132,385)
New York Fund	Interest Rate	(120,465)
North Carolina	Interest Rate	(711,298)
Pennsylvania Fund	Interest Rate	(101,697)
South Carolina Fund	Interest Rate	116,364
Tennessee Fund	Interest Rate	(60,290)
Virginia Fund	Interest Rate	(526,905)
West Virginia Fund	Interest Rate	172,291

Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, each fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of each fund’s credit risk to such counterparty equal to any amounts payable by each fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover each fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The funds may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statements of Operations.

Futures Contracts – Certain funds entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Inverse Floaters – The Virginia Fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by the Virginia Fund utilizing the fund’s municipal bonds which have already been issued (known as self-deposited secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short-term interest rates. A self-deposited secondary market inverse floating rate security is created when the Virginia Fund transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the trust or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”) which are held by the Virginia Fund. Such self-deposited inverse floaters held by the Virginia Fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the Virginia Fund and amounts owed to the holders of the floating rate certificates under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the Virginia Fund in its Statements of Assets and Liabilities under the caption, “Payable to the holders of the floating rate certificates”. The carrying value of the Virginia Fund’s payable to the holders of the floating rate certificates as reported in the Virginia Fund’s Statements of Assets and Liabilities approximates its fair value. The value of the payable to the holders of the floating rate certificates as of the reporting date is considered level 2 under the fair value hierarchy disclosure. At March 31, 2020, the Virginia Fund’s payable to the holders of the floating rate certificates was $5,000,101 and the weighted average interest rate on the settled floating rate certificates issued by the trust was 4.76%. For the year ended March 31, 2020, the average payable to the holders of the settled floating rate certificates was $5,001,347 at a weighted average interest rate of 1.72%. Interest expense and fees include interest payments made to the holders of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are

Notes to Financial Statements – continued

recorded as incurred. For the year ended March 31, 2020, interest expense and fees related to self-deposited inverse floaters amounted to $105,940 and are included in “Interest expense and fees” in the Statements of Operations.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Some securities may be purchased or sold on an extended settlement basis which includes “when-issued”, “delayed delivery” or “To Be Announced” (TBA) securities. For extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement time. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

Each fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Certain funds purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. When the fund sells securities on a when-issued, delayed delivery, TBA, or forward commitment basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the delivered securities. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired or sold is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. When-issued investments purchased are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in Investments purchased or sold on an extended settlement basis in the Statement of Assets and Liabilities. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

Fees Paid Indirectly – Each fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by each fund. The amount of the credit, for the year ended March 31, 2020, is shown as a reduction of total expenses in the Statements of Operations.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed each fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, and derivative transactions, as applicable to each fund.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year ended 3/31/20	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Ordinary income (including any short-term capital gains)	$8,988	$135,659	$208,491	$80,724	$48,199	$27,122	$190,368	$12,404
Tax-exempt income	2,728,570	7,293,171	12,351,993	4,748,912	5,813,121	3,012,776	9,276,121	3,254,631
Total distributions	$2,737,558	$7,428,830	$12,560,484	$4,829,636	$5,861,320	$3,039,898	$9,466,489	$3,267,035

Year ended 3/31/19	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Ordinary income (including any short-term capital gains)	$28,290	$362,773	$43,839	$48,916	$31,004	$700	$147,719	$33,726
Tax-exempt income	2,838,645	7,683,267	12,555,731	4,456,622	5,767,612	3,225,038	9,279,313	3,338,513
Total distributions	$2,866,935	$8,046,040	$12,599,570	$4,505,538	$5,798,616	$3,225,738	$9,427,032	$3,372,239

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/20	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund

Cost of investments	$98,549,100	$269,290,727	$457,287,508	$149,778,179

Gross appreciation	4,976,273	12,207,007	18,789,818	7,490,020
Gross depreciation	(934,573)	(3,570,805)	(6,914,138)	(1,729,833)
Net unrealized appreciation (depreciation)	$4,041,700	$8,636,202	$11,875,680	$5,760,187
Undistributed ordinary income	26,771	85,903	364,522	20,403
Undistributed tax-exempt income	339,834	744,828	1,178,742	576,252
Capital loss carryforwards	(3,498,568)	(4,439,176)	(15,719,206)	(3,261,919)
Other temporary differences	(215,086)	(626,229)	(1,046,650)	(402,247)

As of 3/31/20	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund

Cost of investments	$227,872,116	$95,431,753	$327,110,975	$102,776,923

Gross appreciation	8,470,219	3,503,779	14,236,608	4,098,044
Gross depreciation	(2,994,872)	(1,498,511)	(6,375,999)	(938,541)
Net unrealized appreciation (depreciation)	$5,475,347	$2,005,268	$7,860,609	$3,159,503
Undistributed ordinary income	53,021	13,991	302,302	28,503
Undistributed tax-exempt income	648,904	801,701	1,080,503	377,008
Capital loss carryforwards	(6,316,790)	(3,646,740)	(9,407,999)	(3,789,853)
Other temporary differences	(518,770)	(234,069)	(821,119)	(275,633)

As of March 31, 2020, each fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Short-Term	$(1,457,393)	$(4,105,239)	$(12,436,549)	$(3,053,544)	$(4,260,497)	$(2,457,059)	$(5,329,857)	$(1,720,267)
Long-Term	(2,041,175)	(333,937)	(3,282,657)	(208,375)	(2,056,293)	(1,189,681)	(4,078,142)	(2,069,586)
Total	$(3,498,568)	$(4,439,176)	$(15,719,206)	$(3,261,919)	$(6,316,790)	$(3,646,740)	$(9,407,999)	$(3,789,853)

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. Each fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. Each fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to

Notes to Financial Statements – continued

differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Mississippi Fund		New York Fund		North Carolina Fund		Pennsylvania Fund

	Year Ended 3/31/20	Year Ended 3/31/19	Year Ended 3/31/20	Year Ended 3/31/19	Year Ended 3/31/20	Year Ended 3/31/19	Year Ended 3/31/20	Year Ended 3/31/19
Class A	$2,389,980	$2,559,212	$4,661,295	$5,132,518	$8,874,823	$9,258,094	$3,595,955	$3,507,237
Class B	14,406	20,999	50,871	91,901	22,162	43,239	49,173	79,795
Class C	—	—	343,835	478,514	849,632	1,030,707	—	—
Class I	293,990	264,522	2,291,148	2,281,737	2,168,796	1,765,747	772,775	748,128
Class R6	39,182	22,202	81,681	61,370	645,071	501,783	411,733	170,378
Total	$2,737,558	$2,866,935	$7,428,830	$8,046,040	$12,560,484	$12,599,570	$4,829,636	$4,505,538

	South Carolina Fund		Tennessee Fund		Virginia Fund		West Virginia Fund

	Year Ended 3/31/20	Year Ended 3/31/19	Year Ended 3/31/20	Year Ended 3/31/19	Year Ended 3/31/20	Year Ended 3/31/19	Year Ended 3/31/20	Year Ended 3/31/19
Class A	$4,684,189	$4,830,396	$2,141,360	$2,414,781	$6,697,032	$7,015,038	$3,006,955	$3,119,866
Class B	33,930	52,376	10,808	22,121	13,397	19,027	6,765	13,124
Class C	—	—	—	—	354,559	448,859	—	—
Class I	933,765	810,576	771,032	682,504	2,013,065	1,660,352	237,273	234,008
Class R6	209,436	105,268	116,698	106,332	388,436	283,756	16,042	5,241
Total	$5,861,320	$5,798,616	$3,039,898	$3,225,738	$9,466,489	$9,427,032	$3,267,035	$3,372,239

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to each fund. The management fee is computed daily and paid monthly at an annual rate of 0.45% of each fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the funds’ Board of Trustees. For the year ended March 31, 2020, these management fee reductions amounted to the following, which are included in the reduction of total expenses in the Statements of Operations:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund

$9,430	$27,026	$45,466	$15,173	$21,522	$9,862	$32,898	$10,717

The management fee incurred for the year ended March 31, 2020 was equivalent to an annual effective rate of 0.44% of each fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the following funds’ total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expense and fees associated with investments in inverse floating rate instruments), such that total fund operating expenses do not exceed the following rates annually of these funds’ average daily net assets:

	New York Fund	South Carolina Fund	Virginia Fund	West Virginia Fund
Class A	0.90%	0.84%	0.81%	0.87%
Class B	1.65%	1.59%	1.56%	1.62%
Class C	1.65%	N/A	1.56%	N/A
Class I	0.65%	0.59%	0.56%	0.62%
Class R6	0.60%	0.53%	0.49%	0.55%

These written agreements will continue until modified by the funds’ Board of Trustees, but such agreements will continue at least until July 31, 2020. For the year ended March 31, 2020, the New York Fund’s actual operating expenses did not exceed the limits described above and therefore, the investment adviser did not pay any portion of the fund’s expenses related to these agreements. For the year ended March 31, 2020, these reductions amounted to the following for the South Carolina Fund, the Virginia Fund, and the West Virginia Fund and are included in the reduction of total expenses in the Statements of Operations:

South Carolina Fund	Virginia Fund	West Virginia Fund

$72,926	$194,674	$105,080

For the period from April 1, 2019 through July 31, 2019, the investment adviser had agreed in writing to pay a portion of the following funds’ total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs,

Notes to Financial Statements – continued

and investment-related expenses (including interest expense and fees associated with investments in inverse floating rate instruments), such that total fund operating expenses did not exceed the following rates annually of these funds’ average daily net assets:

	North Carolina Fund	Tennessee Fund
Class A	0.93%	0.88%
Class B	1.68%	1.63%
Class C	1.68%	N/A
Class I	0.68%	0.63%
Class R6	0.61%	0.56%

These written agreements terminated on July 31, 2019. For the period from April 1, 2019 through July 31, 2019, these reductions amounted to $30,221 for the Tennessee Fund and are included in the reduction of total expenses in the Statements of Operations. For the same period, the North Carolina Fund’s actual operating expenses did not exceed the limits described above and therefore, the investment adviser did not pay any portion of the fund’s expenses related to these agreements.

Effective August 1, 2019, the investment adviser has agreed in writing to pay a portion of the following funds’ total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expense and fees associated with investments in inverse floating rate instruments), such that total fund operating expenses do not exceed the following rates annually of these funds’ average daily net assets:

	North Carolina Fund	Tennessee Fund
Class A	0.84%	0.86%
Class B	1.59%	1.61%
Class C	1.59%	N/A
Class I	0.59%	0.61%
Class R6	0.52%	0.54%

These written agreements will continue until modified by the funds’ Board of Trustees, but such agreements will continue at least until July 31, 2020. For the period from August 1, 2019 through March 31, 2020, these reductions amounted to $14,298 for the North Carolina Fund and $72,910 for the Tennessee Fund and are included in the reduction of total expenses in the Statements of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended March 31, 2020, as its portion of the initial sales charge on sales of Class A shares of each fund:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund

$10,549	$12,295	$33,809	$15,392	$31,801	$7,660	$19,558	$8,763

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Each fund’s distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Class A

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Mississippi Fund	—	0.25%	0.25%	0.10%	$209,008
New York Fund	—	0.25%	0.25%	0.25%	432,463
North Carolina Fund	—	0.25%	0.25%	0.24%	806,808
Pennsylvania Fund	—	0.25%	0.25%	0.10%	287,910
South Carolina Fund	—	0.25%	0.25%	0.25%	441,930
Tennessee Fund	—	0.25%	0.25%	0.25%	180,244
Virginia Fund	—	0.25%	0.25%	0.25%	593,511
West Virginia Fund	—	0.25%	0.25%	0.24%	251,533

Notes to Financial Statements – continued

	Class B

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Mississippi Fund	0.75%	0.25%	1.00%	0.75%	$6,470
New York Fund	0.75%	0.25%	1.00%	1.00%	25,869
North Carolina Fund	0.75%	0.25%	1.00%	1.00%	10,871
Pennsylvania Fund	0.75%	0.25%	1.00%	0.85%	20,450
South Carolina Fund	0.75%	0.25%	1.00%	1.00%	17,538
Tennessee Fund	0.75%	0.25%	1.00%	1.00%	4,711
Virginia Fund	0.75%	0.25%	1.00%	1.00%	6,397
West Virginia Fund	0.75%	0.25%	1.00%	1.00%	2,981

	Class C

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
New York Fund	0.75%	0.25%	1.00%	1.00%	$176,315
North Carolina Fund	0.75%	0.25%	1.00%	1.00%	427,262
Virginia Fund	0.75%	0.25%	1.00%	1.00%	170,920

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Total Distribution and Service Fees	$215,478	$634,647	$1,244,941	$308,360	$459,468	$184,955	$770,828	$254,514

(d)

In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended March 31, 2020, these rebates amounted to the following and are included in the reduction of total expenses in the Statements of Operations:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	$598	$8,105	$22,098	$496	$6,016	$934	$9,970	$10,978
Class C	N/A	—	7	N/A	N/A	N/A	—	N/A

Mississippi Fund: MFD has agreed in writing to reduce the Class A and Class B service fee rates to 0.10% and 0.00%, respectively. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2020. For the year ended March 31, 2020, these reductions amounted to $125,406 and $1,619 for Class A and Class B, respectively, and are included in the reduction of total expenses in the Statements of Operations.

Pennsylvania Fund: MFD has agreed in writing to reduce the Class A and Class B service fee rates to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2020. For the year ended March 31, 2020, these reductions amounted to $172,747 and $3,071 for Class A and Class B, respectively, and are included in the reduction of total expenses in the Statements of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2020, were as follows:

CDSC Imposed	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	$2,666	$21,247	$8,344	$1,141	$966	$685	$3,198	$—
Class B	980	2,838	107	1,232	449	1,366	—	292
Class C	N/A	1,593	2,846	N/A	N/A	N/A	1,329	N/A

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined

Notes to Financial Statements – continued

periodically under the supervision of the funds’ Board of Trustees. For the year ended March 31, 2020, each fund paid the following fee, which equated to the following annual percentage of each fund’s average daily net assets:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Expenses paid	$2,026	$13,427	$14,110	$12,603	$6,627	$2,374	$16,742	$3,719
Percentage of average daily net assets	0.0021%	0.0049%	0.0031%	0.0082%	0.0030%	0.0024%	0.0050%	0.0034%

MFSC also receives payment from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended March 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to the following:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund

$57,647	$188,527	$330,851	$106,642	$136,207	$75,178	$263,041	$92,226

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2020 was equivalent to the following annual effective rates of each fund’s average daily net assets:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Percentage of average daily net assets	0.0246%	0.0171%	0.0155%	0.0202%	0.0181%	0.0241%	0.0164%	0.0232%

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to each fund. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, each fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective June 30, 2019, the Mississippi Fund, the New York Fund, the Pennsylvania Fund, and the Tennessee Fund no longer participate in the DB plan.The DB plan resulted in a pension expense for the following funds. These amounts are included in “Independent Trustees’ compensation” in the Statements of Operations for the year ended March 31, 2020:

North Carolina Fund	South Carolina Fund	Virginia Fund	West Virginia Fund

$729	$709	$726	$706

The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to the following at March 31, 2020, and is included in “Payable for independent Trustees’ compensation” in the Statements of Assets and Liabilities:

North Carolina Fund	South Carolina Fund	Virginia Fund	West Virginia Fund

$3,223	$3,261	$3,245	$3,260

Other – These funds and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended March 31, 2020, the fee paid by each fund under this agreement amounted to the following and is included in “Miscellaneous” expense in the Statements of Operations:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund

$69	$204	$317	$110	$143	$69	$236	$83

MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

Each fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to

Notes to Financial Statements – continued

ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended March 31, 2020, the Virginia fund engaged in purchase transactions pursuant to this policy, which amounted to $130,112.

(4)	Portfolio Securities

For the year ended March 31, 2020, purchases and sales of investments, other than short-term obligations, were as follows:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Purchases	$36,940,042	$99,672,074	$197,579,832	$43,601,197	$94,379,788	$34,871,629	$114,648,511	$21,988,121
Sales	$27,996,648	$67,815,634	$127,282,850	$26,326,182	$46,966,427	$33,534,620	$80,007,205	$20,743,996

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Mississippi Fund				New York Fund

	Year ended 3/31/20		Year ended 3/31/19		Year ended 3/31/20		Year ended 3/31/19

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold

Class A	1,609,474	$15,813,418	545,608	$5,190,264	3,965,636	$44,561,293	3,275,968	$35,336,253

Class B	228	2,238	5,519	52,598	6,138	68,162	17,751	191,010

Class C	—	—	—	—	359,199	4,023,122	267,399	2,889,240

Class I	357,630	3,505,417	473,183	4,502,400	2,068,782	20,546,180	1,320,098	12,577,410
Class R6	197,206	1,945,776	35,081	331,385	194,696	1,937,054	113,363	1,080,551
	2,164,538	$21,266,849	1,059,391	$10,076,647	6,594,451	$71,135,811	4,994,579	$52,074,464

Shares issued to shareholders in reinvestment of distributions

Class A	221,922	$2,175,719	244,649	$2,324,953	344,332	$3,870,583	392,614	$4,246,243

Class B	1,088	10,673	1,642	15,621	3,848	43,101	7,340	79,179

Class C	—	—	—	—	26,470	297,128	38,069	411,169

Class I	26,854	262,939	25,116	238,243	215,636	2,143,920	224,949	2,151,625
Class R6	4,002	39,182	2,339	22,202	8,204	81,615	6,419	61,370
	253,866	$2,488,513	273,746	$2,601,019	598,490	$6,436,347	669,391	$6,949,586

Shares reacquired

Class A	(1,075,513)	$(10,496,129)	(1,238,444)	$(11,763,289)	(2,414,814)	$(26,976,784)	(2,813,771)	$(30,379,241)

Class B	(4,559)	(44,687)	(44,553)	(423,104)	(70,948)	(791,554)	(130,055)	(1,401,065)

Class C	—	—	—	—	(511,488)	(5,702,333)	(874,616)	(9,448,349)

Class I	(101,916)	(989,172)	(284,865)	(2,698,902)	(669,227)	(6,565,350)	(477,721)	(4,555,778)
Class R6	(43,200)	(406,770)	(6,219)	(59,094)	(79,743)	(775,117)	(57,538)	(546,249)
	(1,225,188)	$(11,936,758)	(1,574,081)	$(14,944,389)	(3,746,220)	$(40,811,138)	(4,353,701)	$(46,330,682)

Net change

Class A	755,883	$7,493,008	(448,187)	$(4,248,072)	1,895,154	$21,455,092	854,811	$9,203,255

Class B	(3,243)	(31,776)	(37,392)	(354,885)	(60,962)	(680,291)	(104,964)	(1,130,876)

Class C	—	—	—	—	(125,819)	(1,382,083)	(569,148)	(6,147,940)

Class I	282,568	2,779,184	213,434	2,041,741	1,615,191	16,124,750	1,067,326	10,173,257
Class R6	158,008	1,578,188	31,201	294,493	123,157	1,243,552	62,244	595,672
	1,193,216	$11,818,604	(240,944)	$(2,266,723)	3,446,721	$36,761,020	1,310,269	$12,693,368

Notes to Financial Statements – continued

	North Carolina Fund				Pennsylvania Fund

	Year ended 3/31/20		Year ended 3/31/19		Year ended 3/31/20		Year ended 3/31/19

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold

Class A	6,788,880	$80,032,695	7,261,189	$82,693,501	2,172,639	$22,734,481	1,771,061	$17,891,142

Class B	4,245	49,839	2,493	28,398	382	3,963	18,928	192,165

Class C	1,584,590	18,705,421	489,994	5,591,897	—	—	—	—

Class I	3,852,801	37,917,683	2,775,520	26,356,354	1,030,330	10,303,616	1,293,868	12,459,198
Class R6	1,261,947	12,392,720	850,563	8,080,984	544,560	5,436,073	1,044,407	10,047,765
	13,492,463	$149,098,358	11,379,759	$122,751,134	3,747,911	$38,478,133	4,128,264	$40,590,270

Shares issued to shareholders in reinvestment of distributions

Class A	694,690	$8,197,079	748,567	$8,549,737	319,269	$3,344,338	319,198	$3,227,465

Class B	1,810	21,317	3,555	40,567	4,474	46,954	7,592	76,974

Class C	66,234	781,059	82,267	939,237	—	—	—	—

Class I	187,525	1,845,285	157,548	1,499,681	62,461	623,485	53,760	517,724
Class R6	63,649	626,385	50,784	483,519	7,580	75,696	5,131	49,427
	1,013,908	$11,471,125	1,042,721	$11,512,741	393,784	$4,090,473	385,681	$3,871,590

Shares reacquired

Class A	(4,439,963)	$(51,996,852)	(7,214,292)	$(82,016,720)	(1,319,609)	$(13,708,762)	(1,567,420)	$(15,820,539)

Class B	(49,423)	(577,616)	(93,447)	(1,066,180)	(88,776)	(927,619)	(136,042)	(1,375,724)

Class C	(1,043,687)	(12,212,329)	(1,867,146)	(21,304,816)	—	—	—	—

Class I	(1,343,615)	(13,060,807)	(1,564,867)	(14,848,940)	(493,004)	(4,868,718)	(1,403,939)	(13,476,827)
Class R6	(480,389)	(4,610,843)	(607,918)	(5,764,526)	(314,896)	(3,182,501)	(76,263)	(729,216)
	(7,357,077)	$(82,458,447)	(11,347,670)	$(125,001,182)	(2,216,285)	$(22,687,600)	(3,183,664)	$(31,402,306)

Net change

Class A	3,043,607	$36,232,922	795,464	$9,226,518	1,172,299	$12,370,057	522,839	$5,298,068

Class B	(43,368)	(506,460)	(87,399)	(997,215)	(83,920)	(876,702)	(109,522)	(1,106,585)

Class C	607,137	7,274,151	(1,294,885)	(14,773,682)	—	—	—	—

Class I	2,696,711	26,702,161	1,368,201	13,007,095	599,787	6,058,383	(56,311)	(499,905)
Class R6	845,207	8,408,262	293,429	2,799,977	237,244	2,329,268	973,275	9,367,976
	7,149,294	$78,111,036	1,074,810	$9,262,693	1,925,410	$19,881,006	1,330,281	$13,059,554

	South Carolina Fund				Tennessee Fund

	Year ended 3/31/20		Year ended 3/31/19		Year ended 3/31/20		Year ended 3/31/19

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold

Class A	4,128,135	$50,391,924	1,719,921	$20,279,544	938,422	$9,863,837	462,110	$4,713,140

Class B	2,177	26,253	255	3,013	—	—	7,072	71,857

Class I	1,443,638	14,229,213	1,702,198	16,284,807	410,363	4,051,856	1,412,957	13,431,827
Class R6	566,629	5,590,195	255,394	2,438,833	117,452	1,148,762	107,918	1,025,704
	6,140,579	$70,237,585	3,677,768	$39,006,197	1,466,237	$15,064,455	1,990,057	$19,242,528

Shares issued to shareholders in reinvestment of distributions

Class A	367,994	$4,484,749	387,494	$4,570,191	183,569	$1,929,258	214,720	$2,191,612

Class B	2,765	33,666	4,408	51,955	937	9,837	1,965	20,028

Class I	80,487	794,670	77,428	739,976	77,085	757,213	70,422	671,481
Class R6	21,191	209,432	11,011	105,268	11,884	116,698	11,155	106,332
	472,437	$5,522,517	480,341	$5,467,390	273,475	$2,813,006	298,262	$2,989,453

Notes to Financial Statements – continued

	South Carolina Fund				Tennessee Fund

	Year ended 3/31/20		Year ended 3/31/19		Year ended 3/31/20		Year ended 3/31/19

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares reacquired

Class A	(1,472,666)	$(17,860,081)	(2,508,703)	$(29,554,039)	(926,056)	$(9,683,865)	(2,052,103)	$(20,871,310)

Class B	(67,685)	(829,366)	(71,279)	(837,585)	(43,946)	(455,480)	(63,868)	(650,432)

Class I	(791,073)	(7,749,279)	(1,165,616)	(11,129,599)	(460,291)	(4,435,877)	(879,035)	(8,362,904)
Class R6	(116,057)	(1,128,204)	(90,825)	(867,764)	(50,437)	(489,001)	(117,076)	(1,108,305)
	(2,447,481)	$(27,566,930)	(3,836,423)	$(42,388,987)	(1,480,730)	$(15,064,223)	(3,112,082)	$(30,992,951)

Net change

Class A	3,023,463	$37,016,592	(401,288)	$(4,704,304)	195,935	$2,109,230	(1,375,273)	$(13,966,558)

Class B	(62,743)	(769,447)	(66,616)	(782,617)	(43,009)	(445,643)	(54,831)	(558,547)

Class I	733,052	7,274,604	614,010	5,895,184	27,157	373,192	604,344	5,740,404
Class R6	471,763	4,671,423	175,580	1,676,337	78,899	776,459	1,997	23,731
	4,165,535	$48,193,172	321,686	$2,084,600	258,982	$2,813,238	(823,763)	$(8,760,970)

	Virginia Fund				West Virginia Fund

	Year ended 3/31/20		Year ended 3/31/19		Year ended 3/31/20		Year ended 3/31/19

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold

Class A	3,791,249	$43,000,739	3,271,999	$35,765,836	742,514	$8,278,921	413,719	$4,470,771

Class B	9,988	113,355	402	4,383	28	524	489	5,327

Class C	369,189	4,189,711	190,412	2,082,951	—	—	—	—

Class I	3,225,520	31,813,495	3,157,924	30,014,524	333,928	3,268,929	283,316	2,706,452
Class R6	616,171	6,068,979	636,159	6,047,513	56,296	553,127	14,480	137,894
	8,012,117	$85,186,279	7,256,896	$73,915,207	1,132,766	$12,101,501	712,004	$7,320,444

Shares issued to shareholders in reinvestment of distributions

Class A	521,449	$5,911,974	566,761	$6,210,296	256,180	$2,854,273	274,241	$2,972,867

Class B	1,073	12,150	1,597	17,496	578	6,432	1,181	12,797

Class C	27,297	309,296	37,095	406,380	—	—	—	—

Class I	178,923	1,763,250	155,514	1,481,342	19,163	187,924	23,410	223,368
Class R6	39,375	388,418	29,762	283,726	1,632	16,018	548	5,235
	768,117	$8,385,088	790,729	$8,399,240	277,553	$3,064,647	299,380	$3,214,267

Shares reacquired

Class A	(3,334,484)	$(37,436,033)	(3,668,679)	$(40,097,012)	(931,124)	$(10,357,477)	(994,867)	$(10,776,457)

Class B	(26,350)	(297,271)	(17,442)	(191,260)	(31,443)	(351,000)	(13,020)	(141,096)

Class C	(469,551)	(5,274,047)	(837,521)	(9,171,726)	—	—	—	—

Class I	(1,838,521)	(17,649,504)	(2,004,384)	(19,022,513)	(216,501)	(2,110,913)	(394,764)	(3,740,093)
Class R6	(218,932)	(2,121,986)	(266,778)	(2,531,768)	(9,139)	(89,892)	(3,150)	(30,034)
	(5,887,838)	$(62,778,841)	(6,794,804)	$(71,014,279)	(1,188,207)	$(12,909,282)	(1,405,801)	$(14,687,680)

Net change

Class A	978,214	$11,476,680	170,081	$1,879,120	67,570	$775,717	(306,907)	$(3,332,819)

Class B	(15,289)	(171,766)	(15,443)	(169,381)	(30,837)	(344,044)	(11,350)	(122,972)

Class C	(73,065)	(775,040)	(610,014)	(6,682,395)	—	—	—	—

Class I	1,565,922	15,927,241	1,309,054	12,473,353	136,590	1,345,940	(88,038)	(810,273)
Class R6	436,614	4,335,411	399,143	3,799,471	48,789	479,253	11,878	113,095
	2,892,396	$30,792,526	1,252,821	$11,300,168	222,112	$2,256,866	(394,417)	$(4,152,969)
Class T shares were not publicly available for sale during the period. Please see each fund’s prospectus for details.

Notes to Financial Statements – continued

Effective June 1, 2019, purchases of each fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see each fund’s prospectus for details.

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended March 31, 2020, each fund’s commitment fee and interest expense were as follows and are included in “Miscellaneous” expense in the Statements of Operations, with the exception of the Virginia Fund, whose commitment fee and interest expense are included in “Interest expense and fees” in the Statements of Operations.

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Commitment Fee	$528	$1,594	$2,556	$900	$1,219	$577	$2,060	$642
Interest Expense	—	—	—	—	—	—	—	—

(7)	Investments in Affiliated Issuers

An affiliated issuer of a fund may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the MFS Institutional Money Market Portfolio to be an affiliated issuer. Each fund’s transactions in the MFS Institutional Money Market Portfolio for the year ended March 31, 2020, are as follows:

	Affiliated Issuer - MFS Institutional Money Market Portfolio

	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
Mississippi Fund	$697,666	$38,339,896	$35,135,982	$297	$320	$3,902,197
New York Fund	2,766,824	90,744,033	88,221,429	812	(369)	5,289,871
North Carolina Fund	8,877,352	175,074,756	172,414,532	2,461	(1,076)	11,538,961
Pennsylvania Fund	2,730,549	49,139,712	49,286,082	433	(526)	2,584,086
South Carolina Fund	5,275,936	77,478,392	77,839,669	773	(1,236)	4,914,196
Tennessee Fund	940,434	33,943,878	33,412,360	(285)	(149)	1,471,518
Virginia Fund	4,084,274	101,313,541	103,461,450	(430)	255	1,936,190
West Virginia Fund	518,129	26,428,343	26,163,638	(742)	(104)	781,988

	Dividend Income	Capital Gain Distributions
Mississippi Fund	$29,240	$—
New York Fund	95,573	—
North Carolina Fund	185,525	—
Pennsylvania Fund	49,568	—
South Carolina Fund	75,888	—
Tennessee Fund	28,513	—
Virginia Fund	94,483	—
West Virginia Fund	19,267	—

(8)	Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of each fund’s investments and each fund’s performance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (the “Funds”), including the portfolios of investments, as of March 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 15, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of May 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 64)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers – continued

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, MA 02199-7618

Distributor

MFS Fund Distributors, Inc.

111 Huntington Avenue

Boston, MA 02199-7618

Portfolio Manager(s)

Michael Dawson

Custodian JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245 Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the funds pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of each fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about each fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, the following percentages were designated as exempt interest dividends for federal income tax purposes. If each fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

Exempt Interest Dividends
Mississippi Fund	99.67%
New York Fund	98.17%
North Carolina Fund	98.34%
Pennsylvania Fund	98.33%
South Carolina Fund	99.18%
Tennessee Fund	99.11%
Virginia Fund	97.99%
West Virginia Fund	99.62%

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT US

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

March 31, 2020

     MFS® Municipal Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

LMB-ANN

MFS® Municipal Income Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

During the first quarter of 2020, equity prices experienced their fastest 30% fall in history and market volatility reached levels not seen since the global financial crisis.

Optimism heading into the year — on receding trade and geopolitical risk along with easier central bank policies — was overwhelmed in February as the health effects of a novel coronavirus, COVID-19, spread beyond China’s borders, ultimately impacting more than 187 countries. The global pandemic prompted many governments to take drastic action to slow the spread of the virus, such as quarantines, school and business closures, and prohibitions on public gatherings. While these were important steps to protect the public health, they came at a cost: greater market volatility and an abrupt downturn in economic growth.

Global central banks have taken aggressive, coordinated steps to cushion the economic and market fallout related to the virus, and governments are undertaking unprecedented levels of fiscal stimulus. As uncertainty recedes, these measures can help build a supportive environment and encourage economic recovery. In the aftermath of the crisis, there are likely to be societal changes as households, businesses, and governments adjust to a new reality, and these alterations could change the investment landscape. Occurrences such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and our global research platform has been built to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

May 15, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten industries (i)
Healthcare Revenue – Hospitals	16.2%
General Obligations – General Purpose	8.4%
Universities – Colleges	5.5%
General Obligations – Schools	5.2%
Airport Revenue	5.1%
Housing – Single Family	4.6%
Transportation – Special Tax	4.2%
Sales & Excise Tax Revenue	4.1%
State & Local Agencies	4.0%
Water & Sewer Utility Revenue	3.8%

Composition including fixed income credit quality (a)(i)
AAA	3.3%
AA	25.7%
A	32.2%
BBB	20.6%
BB	5.2%
B	0.6%
CCC	0.1%
CC	0.2%
C	1.5%
D	1.7%
Not Rated	7.1%
Cash & Cash Equivalents	3.4%
Other	(1.6)%

Portfolio facts (i)
Average Duration (d)	7.4
Average Effective Maturity (m)	16.4 yrs.

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

2

Portfolio Composition – continued

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and/or the leverage created through the issuance of self-deposited inverse floaters and may be negative.

Percentages are based on net assets as of March 31, 2020.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended March 31, 2020, Class A shares of the MFS Municipal Income Fund (fund) provided a total return of 1.88%, at net asset value. This compares with a return of 3.85% for the fund’s benchmark, the Bloomberg Barclays Municipal Bond Index.

Market Environment

Market volatility soared at the end of the period as COVID-19, the illness caused by the novel coronavirus first detected in China, spread around the world in early 2020. Government-imposed social distancing measures taken to slow the spread of the virus forced the shutdown of large portions of the global economy. In an attempt to limit the economic fallout from the crisis, central bankers and policymakers took a variety of actions, unprecedented in both size and speed, but despite their best efforts, a global recession has undoubtedly begun. Given the unique circumstances surrounding the genesis of the downturn, it is difficult to forecast how long the crisis will linger.

High levels of investor uncertainty saw equity prices plunge, market volatility rise and large segments of global fixed income markets freeze as investors sought liquidity wherever they could find it. Central banks around the world quickly put programs in place to improve liquidity, and they proved largely successful, helping to recover market function and ease volatility at the end of the period. Compounding market turmoil was an oil price war between Saudi Arabia and Russia over the size of production cuts amid a burgeoning supply glut as the global economy rapidly slowed. That action undercut oil exporters, many emerging markets and a large segment of the high-yield credit market.

As is often the case in a serious crisis, market vulnerabilities were revealed. For example, companies that added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks may find it difficult to follow that path in the future, and investors may not reward that behavior if they do. Very long supply chains designed to squeeze out every bit of savings may be shifted closer to home markets if companies seek to emphasize resiliency over cost after a series of supply disruptions. Consumer, business and government behavior could all be impacted by the after-effects of the global pandemic in ways it will be difficult to forecast.

Over the past year, municipal bonds delivered modest positive performance, fueled by lower US Treasury rates and supportive fundamentals and technicals for most of the period. Longer-duration and higher-quality segments of the market outperformed. Each sector produced modest positive performance, with sectors perceived as higher quality outperforming. The favorable backdrop for municipals changed abruptly in March, impacted by the economic slowdown associated with limiting the spread of the coronavirus. The revenues of municipalities were, and continue to be, affected by both declining tax receipts and the increased costs brought on by the response to the outbreak. The fundamentals of many sectors will be impacted by the slowdown. Federal assistance will help in the effort to meet the challenges; however, the selection of sectors and issuers will likely increase in importance over the coming months.

4

Management Review – continued

Factors Affecting Performance

Relative to the Bloomberg Barclays Municipal Bond Index, the fund’s asset allocation was the largest detractor from relative performance. Specifically, from a sector perspective, a greater-than-benchmark exposure to the industrial revenue sector weakened relative returns. From a quality perspective, an out-of-benchmark exposure to non-rated and BB rated (r) bonds, and a greater exposure to BBB rated bonds, weighed on relative results. Security selection within AA rated bonds also dampened relative returns.

In contrast, the fund’s longer duration (d) stance contributed to relative performance as interest rates generally fell throughout the reporting period. The fund’s yield curve (y) positioning also strengthened relative performance. Although bond yields generally declined across all maturities, it was the fund’s greater exposure to longer-dated maturities that benefited relative performance during the reporting period.

Respectfully,

Portfolio Manager(s)

Jason Kosty and Geoffrey Schechter

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(r)

Bonds rated BBB, Baa, or higher are considered investment grade; bonds rated BB”, “Ba, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 3/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 3/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/07/93	1.88%	3.00%	4.21%	N/A
B	12/29/86	1.14%	2.24%	3.42%	N/A
C	1/03/94	1.13%	2.23%	3.42%	N/A
I	8/01/11	2.13%	3.25%	N/A	4.48%
R6	8/01/17	2.21%	N/A	N/A	3.15%
A1	6/25/07	2.14%	3.28%	4.47%	N/A
B1	6/25/07	1.38%	2.48%	3.67%	N/A

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		3.85%	3.19%	4.15%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(2.45)%	2.11%	3.75%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.82)%	1.87%	3.42%	N/A
C With CDSC (1% for 12 months) (v)		0.14%	2.23%	3.42%	N/A
A1 With Initial Sales Charge (4.25%)		(2.20)%	2.39%	4.01%	N/A
B1 With CDSC (Declining over six years from 4% to 0%) (v)		(2.57)%	2.12%	3.67%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

7

Performance Summary – continued

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, October 1, 2019 through March 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2019 through March 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/19	Ending Account Value 3/31/20	Expenses Paid During Period (p) 10/01/19-3/31/20
A	Actual	0.77%	$1,000.00	$975.58	$3.80
	Hypothetical (h)	0.77%	$1,000.00	$1,021.15	$3.89
B	Actual	1.52%	$1,000.00	$972.03	$7.49
	Hypothetical (h)	1.52%	$1,000.00	$1,017.40	$7.67
C	Actual	1.52%	$1,000.00	$972.07	$7.49
	Hypothetical (h)	1.52%	$1,000.00	$1,017.40	$7.67
I	Actual	0.52%	$1,000.00	$976.74	$2.57
	Hypothetical (h)	0.52%	$1,000.00	$1,022.40	$2.63
R6	Actual	0.44%	$1,000.00	$978.22	$2.18
	Hypothetical (h)	0.44%	$1,000.00	$1,022.80	$2.23
A1	Actual	0.52%	$1,000.00	$977.94	$2.57
	Hypothetical (h)	0.52%	$1,000.00	$1,022.40	$2.63
B1	Actual	1.27%	$1,000.00	$973.22	$6.26
	Hypothetical (h)	1.27%	$1,000.00	$1,018.65	$6.41

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.04% of investment related expenses from self-deposited inverse floaters (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

10

PORTFOLIO OF INVESTMENTS

3/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.

Issuer	Shares/Par	Value ($)
Municipal Bonds - 96.2%
Alabama - 2.1%
Birmingham, AL, Special Care Facilities Financing Authority Rev.
(Methodist Home for the Aging), 5.25%, 6/01/2025	$930,000	$944,192
Black Belt Energy Gas District, AL, Gas Prepay Rev., “A”, 4%, 12/01/2048 (Put Date 12/01/2023)	6,570,000	6,757,968
Black Belt Energy Gas District, AL, Gas Prepay Rev., “A-1”, 4%, 10/01/2049 (Put Date 10/01/2026)	4,945,000	5,183,547
Black Belt Energy Gas District, AL, Gas Prepay Rev., “B-1”, FLR, 1.959% (67% of LIBOR - 1mo. + 0.9%), 12/01/2048 (Put Date 12/01/2023)	20,175,000	20,105,194
DCH Health Care Authority, AL, Health Care Facilities Rev., 5%, 6/01/2033	785,000	896,949
Jefferson County, AL, Sewer Rev. Warrants, Capital
Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2026	1,175,000	961,679
Jefferson County, AL, Sewer Rev. Warrants, Capital
Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2029	1,655,000	1,102,462
Jefferson County, AL, Sewer Rev. Warrants, Capital
Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2034	2,370,000	1,110,108
Jefferson County, AL, Sewer Rev. Warrants, Capital
Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2035	4,495,000	1,971,237
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2021	310,000	324,846
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2023	455,000	502,861
Lower, AL, Gas District Project Rev., “A”, 5%, 9/01/2046	2,805,000	3,288,666
Mobile, AL, General Obligation Warrants, “A”, 5%, 2/15/2030	3,130,000	3,806,737
Selma, AL, Industrial Development Board Rev., Gulf
Opportunity Zone (International Paper Co.), “A”, 5.8%, 5/01/2034	3,565,000	3,570,454
Southeast Alabama Gas Supply District Rev. (Project No. 1), “A”, 4%, 4/01/2049	14,580,000	15,029,501
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 4.5%, 5/01/2032	7,460,000	7,091,998
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 5.25%, 5/01/2044	14,090,000	13,549,085
University of North Alabama, General Fee Rev., “B”, BAM, 5%, 11/01/2038	1,505,000	1,860,948
University of North Alabama, General Fee Rev., “B”, BAM, 5%, 11/01/2039	620,000	765,471
University of South Alabama, Facilities Rev., “A”, BAM, 5%, 4/01/2044	4,070,000	4,977,244

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Alabama - continued
University of South Alabama, Facilities Rev., “A”, BAM, 5%, 4/01/2049	$2,480,000	$3,009,579

		$96,810,726
Arizona - 2.0%
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2038	$370,000	$419,665
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2048	990,000	1,106,533
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2052	1,235,000	1,370,776
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “A”, 5.125%, 7/01/2037	1,000,000	978,080
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “A”, 5.25%, 7/01/2047	750,000	714,382
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2037	95,000	91,589
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2047	160,000	146,859
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2051	425,000	385,794
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “F”, 5%, 7/01/2037	1,000,000	1,132,650
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “F”, 5%, 7/01/2047	2,350,000	2,621,025
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “F”, 5%, 7/01/2052	1,870,000	2,070,202
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2037	165,000	159,075
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2047	165,000	151,449
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2051	310,000	281,403
Arizona Industrial Development Authority Senior Living Rev. (Great Lakes Senior Living Facilities LLC, First Tier), “A”, 5%, 1/01/2043	1,875,000	1,673,625
Arizona Industrial Development Authority Senior Living Rev. (Great Lakes Senior Living Facilities LLC, First Tier), “A”, 5%, 1/01/2054	4,790,000	4,039,455
Glendale, AZ, Industrial Development Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 3%, 7/01/2035	1,965,000	2,059,261
Glendale, AZ, Industrial Development Authority, Senior Living Rev. (Sun Health Services), “A”, 5%, 11/15/2042	7,000,000	7,716,730

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
La Paz County, AZ, Industrial Development Authority Education Facility Lease Rev. (Charter School Solutions-Harmony Public Schools Project), “A”, 5%, 2/15/2038	$675,000	$736,006
La Paz County, AZ, Industrial Development Authority Education Facility Lease Rev. (Charter School Solutions-Harmony Public Schools Project), “A”, 5%, 2/15/2048	465,000	499,336
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 4%, 7/01/2034	170,000	180,676
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2039	295,000	339,524
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2039 (n)	860,000	833,073
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2049	545,000	618,869
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2049 (n)	1,465,000	1,362,948
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2054	690,000	776,664
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2054 (n)	1,045,000	960,219
Maricopa County, AZ, Industrial Development Authority Rev. (Banner Health), “A”, 5%, 1/01/2038	3,000,000	3,444,870
Phoenix, AZ, Civic Improvement Corp., Rental Car Facility Charge Rev., “A”, 5%, 7/01/2037	8,000,000	9,595,920
Phoenix, AZ, Civic Improvement Corp., Rental Car Facility Charge Rev., “A”, 5%, 7/01/2038	8,420,000	10,062,405
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035	470,000	459,181
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035	140,000	136,777
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2045	570,000	526,190
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2046	340,000	312,967
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2036	700,000	756,091
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2041	560,000	599,794
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2046	895,000	953,005
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2035	840,000	832,163

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2045	$925,000	$869,407
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2046	610,000	571,863
Phoenix, AZ, Industrial Development Authority, Solid Waste Disposal Rev. (Republic Services, Inc. Project), 1.1%, 12/01/2035 (Put Date 5/01/2020)	6,570,000	6,568,555
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing II LLC-Arizona State University Project), “A”, 5%, 7/01/2044	420,000	460,832
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing II LLC-Arizona State University Project), “A”, 5%, 7/01/2049	470,000	512,549
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing II LLC-Arizona State University Project), “A”, 5%, 7/01/2054	560,000	607,645
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing II LLC-Arizona State University Project), “A”, 5%, 7/01/2059	840,000	904,873
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2030	150,000	172,080
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2031	530,000	604,910
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2033	285,000	323,099
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2037	500,000	559,275
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2042	605,000	669,935
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 4.75%, 6/15/2037	1,075,000	959,545
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2047	1,020,000	893,979
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2052	550,000	477,581

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Salt River, AZ, Agricultural Improvement & Power District, “A”, 5%, 1/01/2038	$8,000,000	$9,625,200
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 12/01/2037	4,000,000	4,706,560
Yavapai County, AZ, Industrial Development Authority Rev. (Waste Management, Inc.), “A-2”, 2.2%, 3/01/2028 (Put Date 6/03/2024)	2,150,000	2,078,921

		$92,672,040
Arkansas - 0.2%
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4%, 7/01/2028	$215,000	$215,314
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4.5%, 7/01/2033	435,000	431,973
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4.5%, 7/01/2039	45,000	40,136
Arkansas Development Finance Authority, Health Care Rev.
(Baptist Health), 5%, 12/01/2047	905,000	1,081,140
Arkansas Development Finance Authority, Hospital Rev.
(Washington Regional Medical Center), 5%, 2/01/2038	1,665,000	1,966,532
Arkansas Development Finance Authority, Hospital Rev.
(Washington Regional Medical Center), “A”, 5%, 2/01/2035	435,000	489,501
Arkansas Development Finance Authority, Tobacco Settlement
Rev. (Cancer Research Center Project), Capital Appreciation,
AAC, 0%, 7/01/2046	4,995,000	2,092,056
Pulaski County, AR, Public Facilities Board, Healthcare Rev.
(Baptist Health), 5%, 12/01/2042	1,520,000	1,706,367

		$8,023,019
California - 7.9%
Alameda, CA, Corridor Transportation Authority Senior Lien Rev., “A”, AGM, 5%, 10/01/2028	$985,000	$1,094,621
California Community College Financing Authority Lease Rev. (West Valley Mission Community College), “C”, 5%, 6/01/2025	3,960,000	4,722,181
California Community College Financing Authority Lease Rev. (West Valley Mission Community College), “C”, 5%, 6/01/2026	4,145,000	5,080,817
California Educational Facilities Authority Rev. (Chapman University), 5%, 4/01/2031	1,550,000	1,585,464
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 10/01/2036 (Prerefunded 10/01/2021)	450,000	481,325
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 10/01/2036 (Prerefunded 10/01/2021)	475,000	508,065
California Health Facilities Financing Authority Rev. (Sutter Health), “A”, 5%, 11/15/2046	2,530,000	2,855,965

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Health Facilities Financing Authority Rev. (Sutter Health), “D”, 5.25%, 8/15/2031	$5,000,000	$5,269,750
California Housing Finance Agency Municipal Certificates, “A”, 4%, 3/20/2033	5,198,126	5,514,536
California M-S-R Energy Authority Gas Rev., “A”, 7%, 11/01/2034	595,000	822,451
California Municipal Finance Authority Rev. (Channing House Project), “B”, 5%, 5/15/2047	1,500,000	1,755,120
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2042	1,750,000	1,949,640
California Municipal Finance Authority Rev. (LINXS APM Project), “A”, 5%, 12/31/2043	1,000,000	1,065,930
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2036	1,510,000	1,667,418
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2041	4,890,000	5,283,254
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2047	235,000	252,301
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 6/01/2040 (Prerefunded 6/01/2020)	850,000	857,302
California Municipal Finance Authority Rev. (William Jessup University), 5%, 8/01/2039	2,150,000	2,186,743
California Municipal Finance Authority Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A”, 2.4%, 10/01/2044 (Put Date 10/01/2029)	4,280,000	4,141,585
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc. Project), “A”, 1.09%, 8/01/2023 (Put Date 5/01/2020)	17,080,000	17,076,242
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc. Project), “A-1”, 1.17%, 11/01/2042 (Put Date 4/15/2020)	2,620,000	2,619,817
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc. Project), “A-2”, 1.17%, 11/01/2042 (Put Date 4/15/2020)	2,785,000	2,784,805
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), “A”, 2.5%, 11/01/2038 (Put Date 5/01/2024)	3,635,000	3,627,948
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2033	260,000	299,169
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2037	510,000	580,880
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2047	510,000	572,807

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Public Works Board Lease Rev. (Various Capital Projects), “I”, 5%, 11/01/2038	$9,180,000	$10,152,896
California Public Works Board Lease Rev., Department of Corrections and Rehabilitation (Various Correctional Facilities), “A”, 5%, 9/01/2033	9,250,000	10,603,922
California School Finance Authority, Charter School Rev. (Inspire Charter Schools), “B”, 3%, 7/15/2020	2,005,000	2,005,982
California School Finance Authority, Charter School Rev. (Inspire Charter Schools), “C”, 4%, 7/15/2020	4,775,000	4,771,132
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2024	560,000	573,793
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2025	585,000	599,783
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2030	505,000	537,668
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2045	1,340,000	1,396,159
California Statewide Communities Development Authority Insured Rev. (Viamonte Senior Living 1 Project), “A”, 3.5%, 7/01/2034	795,000	866,327
California Statewide Communities Development Authority Rev. (Adventist Health System/West), “A”, 5%, 3/01/2034	1,000,000	1,223,180
California Statewide Communities Development Authority Rev. (Adventist Health System/West), “A”, 5%, 3/01/2035	1,475,000	1,798,350
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 3%, 11/01/2022	1,065,000	1,049,621
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 3.5%, 11/01/2027	3,930,000	3,863,033
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5%, 11/01/2032	485,000	509,628
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5%, 11/01/2041	955,000	976,115
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.125%, 11/01/2023	70,000	73,336
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.625%, 11/01/2033	190,000	200,912
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2034	645,000	710,068
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2044	2,475,000	2,632,806
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5%, 12/01/2046	3,770,000	3,972,637
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2056	990,000	1,051,835

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5%, 7/01/2029	$340,000	$353,756
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2039	475,000	490,775
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2049	1,040,000	1,058,980
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2052	505,000	513,095
Chula Vista, CA, Industrial Development Rev. (San Diego Gas & Electric Co.), “E”, 5.875%, 1/01/2034	1,840,000	1,846,734
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2030	4,495,000	3,597,528
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2031	4,015,000	3,119,053
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2033	2,785,000	2,026,394
Foothill-De Anza, CA, Community College District, Capital Appreciation, NATL, 0%, 8/01/2034	21,410,000	15,160,207
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 5%, 6/01/2034	3,000,000	3,419,610
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 3.5%, 6/01/2036	2,320,000	2,271,883
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 5.25%, 6/01/2047	880,000	860,130
Inland Valley, CA, Development Successor Agency Tax Allocation, “A”, AGM, 5%, 9/01/2044	2,620,000	2,896,279
La Verne, CA, Brethren Hillcrest Homes, COP, 5%, 5/15/2036	640,000	650,432
Long Beach, CA, Marina Rev. (Alamitos Bay Marina Project), 5%, 5/15/2035	480,000	486,418
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro, Inc. Project), “A”, CALHF, 5%, 11/15/2034	480,000	523,819
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro, Inc. Project), “A”, CALHF, 5%, 11/15/2044	820,000	887,363
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2028	1,000,000	1,165,570
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2029	1,165,000	1,169,975
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2034	465,000	553,583

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2036	$825,000	$975,843
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2037	1,030,000	1,215,163
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5.25%, 5/15/2038	1,770,000	2,056,793
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2044	3,605,000	4,193,696
Los Angeles, CA, Department of Water & Power Water System Rev., “A”, 5%, 7/01/2038	4,040,000	4,748,697
Los Angeles, CA, Department of Water & Power Water System Rev., “A”, 5%, 7/01/2041	6,435,000	7,529,272
Merced, CA, Union High School District, Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2030	580,000	469,928
Montebello, CA, Public Financing Authority Lease Rev. (Montebello Home2 Suites by Hilton Hotel Project), “A”, 5%, 6/01/2041	6,500,000	7,555,730
Montebello, CA, Public Financing Authority Lease Rev. (Montebello Home2 Suites by Hilton Hotel Project), “A”, 5%, 6/01/2046	2,000,000	2,311,100
Mount San Antonio, CA, Community College District Rev. (Election of 2008), Convertible Capital Appreciation, “A”, 0% to 8/01/2023, 5.875% to 8/01/2028	1,860,000	2,048,269
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2027	1,930,000	1,704,480
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2029	3,915,000	3,277,090
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2030	4,335,000	3,512,304
Oceanside, CA, Unified School District, Capital Appreciation, ETM, ASSD GTY, 0%, 8/01/2024	350,000	329,907
Oroville, CA, Rev. (Oroville Hospital), 5.25%, 4/01/2049	820,000	909,716
Oroville, CA, Rev. (Oroville Hospital), 5.25%, 4/01/2054	1,230,000	1,358,707
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/2030	1,640,000	1,886,607
Port of Oakland, CA, Rev., “P”, 5%, 5/01/2033	10,815,000	11,515,271
Riverside County, CA, Transportation Commission Sales Tax Rev. (Limited Tax), “A”, 2%, 6/01/2029	2,015,000	2,054,796
Riverside County, CA, Transportation Commission Sales Tax Rev. (Limited Tax), “A”, 5.25%, 6/01/2039 (Prerefunded 6/01/2023)	4,655,000	5,261,779
Sacramento County, CA, Airport System Rev., “A”, 5%, 7/01/2041	10,000,000	11,503,100
Sacramento County, CA, Airport System Rev., “B”, 5%, 7/01/2041	6,000,000	6,883,140

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Sacramento, CA, Municipal Utility District Electric Rev., “X”, 5%, 8/15/2028 (Prerefunded 8/15/2021)	$835,000	$879,597
Sacramento, CA, Municipal Utility District Electric Rev., “X”, 5%, 8/15/2028	2,435,000	2,556,117
San Diego County, CA, Regional Airport Authority Rev., “A”, 5%, 7/01/2040	9,315,000	9,401,164
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2024	500,000	548,335
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2025	1,500,000	1,641,525
San Diego, CA, Association of Governments Capital Grant Receipts Rev. (Mid-Coast Corridor Transit Project), 1.8%, 11/15/2027	6,465,000	6,496,485
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 5/01/2028	6,000,000	6,380,880
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 1/01/2047	1,230,000	1,412,126
San Francisco, CA, City & County Airports Commission, International Airport Rev., “E”, 5%, 5/01/2038	4,300,000	5,040,202
San Francisco, CA, City & County Airports Commission, International Airport Rev., “E”, 5%, 5/01/2039	4,900,000	5,730,305
San Francisco, CA, City & County Airports Commission, International Airport Rev., “E”, 5%, 5/01/2040	2,285,000	2,669,611
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Redevelopment Project), “A”, 5%, 8/01/2043	340,000	382,500
San Jose, CA, Airport Rev., “A-2”, 5.25%, 3/01/2034	7,570,000	7,805,578
San Mateo County, CA, Community College District (Election of 2005), Capital Appreciation, “A”, NATL, 0%, 9/01/2026	5,100,000	4,642,989
State of California, 5%, 4/01/2024	4,365,000	4,687,748
State of California, 5.25%, 10/01/2028	2,965,000	3,147,436
State of California, 5%, 8/01/2029	5,000,000	6,068,050
State of California, 5%, 4/01/2031	3,180,000	4,274,111
State of California, 5%, 9/01/2034	9,000,000	10,805,040
State of California, 5%, 4/01/2045	9,730,000	11,867,973
State of California, AGM, 5.25%, 8/01/2032	9,160,000	12,478,393
Upland, CA (San Antonio Community Hospital), COP, 6.375%, 1/01/2032 (Prerefunded 1/01/2021)	2,075,000	2,148,081
Upland, CA (San Antonio Community Hospital), COP, 6.5%, 1/01/2041 (Prerefunded 1/01/2021)	915,000	948,004
West Contra Costa, CA, Unified School District (Election of 2005), Capital Appreciation, “C”, ASSD GTY, 0%, 8/01/2029	3,440,000	2,829,400

		$365,419,941

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - 3.8%
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2027	$57,000	$65,829
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2028 (w)	92,000	110,126
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2028	55,000	63,403
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2029 (w)	92,000	111,741
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2029	55,000	63,292
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2030 (w)	96,000	116,199
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2030	13,000	14,931
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2031 (w)	101,000	121,889
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2031	59,000	67,654
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2032 (w)	110,000	132,419
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2032	70,000	80,156
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2033 (w)	110,000	132,039
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2034 (w)	125,000	149,518
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2035 (w)	44,000	52,439
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2050 (w)	527,000	615,768
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 3.25%, 12/15/2050	868,000	901,383
Colorado Eagle County School District RE50J, Garfield Routt Counties, General Obligation, 5%, 12/01/2034	2,535,000	3,040,758
Colorado Eagle County School District RE50J, Garfield Routt Counties, General Obligation, 5%, 12/01/2035	5,000,000	5,980,200
Colorado Educational & Cultural Facilities Authority Rev. (Academy of Charter Schools Project), 5.625%, 5/01/2040	1,815,000	1,818,721
Colorado Educational & Cultural Facilities Authority Rev. (Classical Academy Project), 5%, 12/01/2031	1,725,000	1,912,663
Colorado Educational & Cultural Facilities Authority Rev. (Classical Academy Project), “A”, 5%, 12/01/2038	1,020,000	1,116,257
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2029	195,000	212,185

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2039	$740,000	$792,311
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2044	605,000	644,803
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 5%, 7/15/2037	545,000	576,883
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2030	490,000	542,548
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2034	495,000	544,069
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School Building Corp.), 5%, 6/01/2029	700,000	748,734
Colorado Educational & Cultural Facilities Authority Rev. (Stargate Charter School Project), “A”, 5%, 12/01/2038	1,335,000	1,542,259
Colorado Educational & Cultural Facilities Authority Rev. (Stargate Charter School Project), “A”, 4%, 12/01/2048	3,440,000	3,563,324
Colorado Educational & Cultural Facilities Authority Rev. (Twin Peaks Charter Academy Project), 5%, 11/15/2031	1,855,000	2,033,896
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2038	305,000	348,941
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2048	365,000	410,432
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2053	385,000	431,188
Colorado Health Facilities Authority Rev. (Adventist System/Sunbelt Obligated Group), “A”, 5%, 11/15/2041	10,000,000	11,024,800
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-2”, 4%, 8/01/2044	3,950,000	3,939,019
Colorado Health Facilities Authority Rev. (Evangelical Lutheran Good Samaritan Society), 5.625%, 6/01/2043	1,195,000	1,354,270
Colorado Health Facilities Authority Rev. (Sanford), “A”, 5%, 11/01/2039	9,400,000	11,568,580
Colorado Health Facilities Authority Rev. (SCL Health System), “A”, 4%, 1/01/2036	5,710,000	6,341,469
Colorado Health Facilities Authority Rev. (SCL Health System), “A”, 4%, 1/01/2037	4,725,000	5,222,495
Colorado Health Facilities Authority Rev. (SCL Health System), “A”, 5%, 1/01/2044	4,620,000	4,941,506
Colorado Health Facilities Authority, Hospital Rev. (AdventHealth Obligated Group), “A”, 4%, 11/15/2038	3,200,000	3,557,792
Colorado Health Facilities Authority, Hospital Rev. (AdventHealth Obligated Group), “A”, 4%, 11/15/2043	4,685,000	5,059,238

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado High Performance Transportation Enterprise Rev. (C-470 Express Lanes), 5%, 12/31/2056	$1,900,000	$1,926,277
Colorado Housing & Finance Authority Rev., “B-1”, GNMA, 4%, 11/01/2048	2,615,000	2,781,131
Colorado Housing & Finance Authority Rev., Single Family Mortgage Class I, “C”, 4.75%, 5/01/2049 (u)	5,935,000	6,536,453
Colorado Housing & Finance Authority Rev., Single Family Mortgage Class III, “H”, 4.25%, 11/01/2049	6,915,000	7,573,861
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/2030	6,150,000	6,195,387
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2034	5,000,000	5,029,850
Colorado Regional Transportation District, Sales Tax Rev. (Fastracks Project), “A”, 5%, 11/01/2036	2,755,000	3,310,132
Colorado Regional Transportation District, Sales Tax Rev. (Fastracks Project), “A”, 5%, 11/01/2040	10,000,000	11,919,100
Colorado State University Board of Governors, System Enterprise Rev., “B”, 5%, 3/01/2025	3,000,000	3,531,750
Colorado State University Board of Governors, System Enterprise Rev., “B”, 5%, 3/01/2041	1,500,000	1,782,285
Denver, CO, City & County Airport Systems Rev., “A”, 5%, 11/15/2028	1,930,000	2,062,919
Denver, CO, City & County School District No. 1, 5%, 12/01/2024 (Prerefunded 12/01/2021)	10,000,000	10,654,800
Denver, CO, City & County Special Facilities Airport Refunding Rev. (United Airlines), 5%, 10/01/2032	1,145,000	1,129,314
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2035	965,000	976,512
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2040	1,635,000	1,636,962
Denver, CO, Health & Hospital Authority Rev., “A”, 5.25%, 12/01/2045	1,210,000	1,323,679
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2030	1,470,000	1,747,021
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2031	1,660,000	1,968,279
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2032	1,755,000	2,077,306
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2033	1,760,000	2,079,616
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2034	1,445,000	1,704,464
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2035	1,630,000	1,919,358

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2045	$5,280,000	$5,996,021
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 11/15/2028	1,215,000	1,446,725
University of Colorado, Enterprise Rev., 5%, 6/01/2029 (Prerefunded 6/01/2021)	4,220,000	4,413,782

		$173,791,111
Connecticut - 1.1%
Connecticut Health and Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2025	$2,990,000	$3,224,536
Connecticut Health and Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2043	4,230,000	4,396,324
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), “B-2”, 4%, 11/15/2032	840,000	857,674
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), “C-1”, 3.5%, 11/15/2045	1,700,000	1,756,967
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), “D-1”, 4%, 11/15/2044	840,000	860,588
Connecticut State Health and Educational Facilities Authority Rev. (University of Hartford), “N”, 5%, 7/01/2033	195,000	213,626
Connecticut State Health and Educational Facilities Authority Rev. (University of Hartford), “N”, 5%, 7/01/2034	180,000	196,564
Connecticut State Health and Educational Facilities Authority Rev. (University of Hartford), “N”, 4%, 7/01/2039	785,000	760,453
Connecticut State Health and Educational Facilities Authority Rev. (University of Hartford), “N”, 4%, 7/01/2044	1,470,000	1,387,915
Connecticut State Health and Educational Facilities Authority Rev. (University of Hartford), “N”, 4%, 7/01/2049	1,470,000	1,362,852
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2028	4,290,000	5,247,013
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2029	2,375,000	2,899,804
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2030	2,355,000	2,868,767
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2031	2,015,000	2,448,970
Mohegan Tribal Finance Authority, CT, Economic Development Bonds, 7%, 2/01/2045 (n)	5,970,000	5,628,695
New Haven, CT, General Obligation, “A”, ASSD GTY, 5%, 8/15/2032	1,000,000	1,112,840
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 12/01/2028	4,595,000	4,834,813

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Connecticut - continued
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 12/01/2029	$4,595,000	$4,826,312
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 12/01/2030	4,615,000	4,838,781

		$49,723,494
Delaware - 0.2%
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), “A”, 5%, 9/01/2036	$235,000	$252,874
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), “A”, 5%, 9/01/2046	475,000	501,258
Delaware Health Facilities Authority Rev. (Christiana Care Health System), “A”, 4%, 10/01/2049	4,685,000	5,191,214
University of Delaware, 5%, 11/01/2040	1,085,000	1,562,042

		$7,507,388
District of Columbia - 0.7%
District of Columbia Rev. (Kipp D.C. Charter School), 4%, 7/01/2039	$550,000	$553,833
District of Columbia Rev. (Kipp D.C. Charter School), 4%, 7/01/2044	535,000	532,041
District of Columbia Rev. (Kipp D.C. Charter School), 4%, 7/01/2049	1,045,000	1,024,163
District of Columbia Rev. (Kipp D.C. Charter School), “A”, 6%, 7/01/2043 (Prerefunded 7/01/2023)	1,450,000	1,672,981
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2030	3,435,000	3,489,719
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2035	4,505,000	4,536,490
District of Columbia University Rev. (Georgetown University), 5%, 4/01/2035	3,000,000	3,433,980
District of Columbia University Rev. (Georgetown University), BHAC, 5%, 4/01/2040	11,570,000	12,019,842
Metropolitan Washington D.C. Airports Authority, Toll Road Subordinate Lien Refunding Rev. (Dulles Metrorail and Capital Improvement Project), “B”, AGM, 4%, 10/01/2053	5,440,000	5,584,106

		$32,847,155
Florida - 3.4%
Alachua County, FL, Health Facilities Authority Rev. (Shands Teaching Hospital & Clinics), “B-1”, 5%, 12/01/2035	$1,005,000	$1,210,141
Alachua County, FL, Health Facilities Authority Rev. (Shands Teaching Hospital & Clinics), “B-1”, 5%, 12/01/2036	1,705,000	2,046,631

25

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Alachua County, FL, Health Facilities Authority Rev. (Shands Teaching Hospital & Clinics), “B-1”, 5%, 12/01/2037	$2,225,000	$2,660,722
Arborwood Community Development District, FL, Capital Improvement Rev., “A-1”, 6.9%, 5/01/2036	20,000	20,432
Bellalago, FL, Educational Facilities Benefit District Capital Improvement Refunding Rev., 4.375%, 5/01/2030	1,045,000	1,150,587
Bellalago, FL, Educational Facilities Benefit District Capital Improvement Refunding Rev., 4.5%, 5/01/2033	485,000	534,688
Bellalago, FL, Educational Facilities Benefit District Capital Improvement Refunding Rev., 4.6%, 5/01/2034	1,405,000	1,551,443
Broward County, FL, Airport System Rev., 5%, 10/01/2042	1,085,000	1,229,370
Broward County, FL, Airport System Rev., “A”, 5%, 10/01/2038	3,000,000	3,500,820
Broward County, FL, Airport System Rev., “A”, 5%, 10/01/2039	4,500,000	5,242,320
Broward County, FL, Airport System Rev., “A”, 5%, 10/01/2044	3,500,000	4,036,655
Capital Region Community Development District, FL, Capital Improvement Rev., “A-1”, 4.125%, 5/01/2023	55,000	54,528
Capital Region Community Development District, FL, Capital Improvement Rev., “A-1”, 4.625%, 5/01/2028	100,000	98,996
Capital Region Community Development District, FL, Capital Improvement Rev., “A-1”, 5.125%, 5/01/2039	625,000	616,000
Capital Trust Agency Rev. (Aero Miami FX LLC), “A”, 5.35%, 7/01/2029	2,855,000	2,875,014
Collier County, FL, Educational Facilities Authority Rev. (Ave Maria University, Inc. Project), “A”, 6.125%, 6/01/2043	5,850,000	6,072,943
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 6.25%, 5/15/2035 (a)(d)	100,000	87,125
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 7.75%, 5/15/2035 (a)(d)	835,000	727,494
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 8.125%, 5/15/2044 (a)(d)	1,265,000	1,102,131
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 6.5%, 5/15/2049 (a)(d)	180,000	156,825
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2029	1,350,000	1,555,699
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2030	1,420,000	1,633,284
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2036	585,000	677,845
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2046	2,270,000	2,533,910

26

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Escambia County, FL, Health Facilities Authority Rev. (Baptist Health Care Corp.), “A”, 4%, 8/15/2045	$6,550,000	$6,901,145
Escambia County, FL, Health Facilities Authority Rev. (Baptist Health Care Corp.), “A”, 4%, 8/15/2050	5,240,000	5,480,988
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 9/15/2030	2,425,000	2,443,187
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 9/15/2040	5,130,000	5,157,445
Florida Development Finance Corp. Educational Facilities Rev. (Southwest Charter Foundation, Inc. Project), “A”, 6%, 6/15/2037	305,000	294,508
Florida Development Finance Corp. Educational Facilities Rev. (Southwest Charter Foundation, Inc. Project), “A”, 6.125%, 6/15/2047	1,200,000	1,135,476
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2031	935,000	1,033,418
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2032	755,000	832,357
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2033	550,000	603,746
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2034	1,025,000	1,121,309
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2035	595,000	648,520
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2036	815,000	884,829
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 4%, 10/01/2037	1,140,000	1,106,951
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 4%, 10/01/2038	1,575,000	1,519,088
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 4%, 10/01/2039	1,880,000	1,803,258
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 4%, 10/01/2044	2,040,000	1,906,237
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), “A”, 4.5%, 6/01/2033	550,000	524,854
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), “A”, 4.75%, 6/01/2038	680,000	641,981
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), “A”, 5%, 6/01/2048	1,230,000	1,171,071
Florida Housing Finance Corp., Homeowner Mortgage Rev. (Special Program), “B”, 3%, 7/01/2045	1,395,000	1,419,552
Florida Housing Finance Corp., Homeowner Mortgage Rev., “1”, 4%, 7/01/2049 (u)	5,050,000	5,390,673

27

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Homestead 50, FL, Community Development District, Special Assessment, “A”, 6%, 5/01/2037	$1,190,000	$981,441
Jacksonville, FL, Educational Facilities Rev. (Jacksonville University Project), “B”, 5%, 6/01/2053	570,000	536,621
Lakeland, FL, Hospital Rev. (Lakeland Regional Health Systems), 5%, 11/15/2034	1,935,000	2,203,868
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.25%, 5/01/2025	235,000	236,542
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2035	125,000	126,929
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2045	195,000	195,819
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood National and Polo Run Projects), 5.375%, 5/01/2047	605,000	627,119
Marshall Creek Community Development District, FL, Capital Improvement and Special Assessment, “A”, 3.5%, 5/01/2020	520,000	519,802
Martin County, FL, Health Facilities Authority Hospital Rev. (Cleveland Clinic Health System), “A”, 4%, 1/01/2046	6,490,000	6,970,520
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/2039	2,000,000	2,138,040
Miami-Dade County, FL, Aviation Rev., “B”, AGM, 5%, 10/01/2035	5,885,000	5,977,218
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., 6.125%, 8/01/2042 (Prerefunded 8/01/2020)	1,645,000	1,671,155
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unrefunded Balance, 6.125%, 8/01/2042	595,000	603,015
Miami-Dade County, FL, Water & Sewer Rev., AGM, 5%, 10/01/2039 (Prerefunded 10/01/2020)	1,000,000	1,019,640
Mid-Bay Bridge Authority Rev., FL, Springing Lien, “A”, 7.25%, 10/01/2040 (Prerefunded 10/01/2021)	6,920,000	7,504,740
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/2029	280,000	288,030
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/2037	135,000	138,086
Midtown Miami, FL, Community Development District Special Assessment (Parking Garage Project), “A”, 5%, 5/01/2037	230,000	235,258
North Broward, FL, Hospital District Rev. (Broward Health), “B”, 5%, 1/01/2042	5,785,000	6,762,665
Orlando, FL, Senior Tourist Development Tax Refunding Rev. (6th Cent Contract Payments), “A”, AGM, 5%, 11/01/2034	495,000	599,138
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), “A-1”, 5%, 10/01/2044	750,000	915,308

28

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), “A-1”, 5%, 10/01/2049	$1,040,000	$1,259,336
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2035	550,000	349,630
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2036	660,000	402,719
Osceola County, FL, Transportation Improvement and
Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2037	250,000	146,398
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2038	770,000	432,848
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2039	920,000	497,159
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2040	985,000	511,924
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2041	1,095,000	547,084
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2042	880,000	421,863
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2043	1,205,000	554,276
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2044	1,315,000	581,020
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2045	1,535,000	651,408
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2046	1,315,000	536,191
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2047	800,000	313,392
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2048	875,000	329,438

29

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2050	$1,755,000	$608,002
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2051	1,055,000	350,144
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2052	1,085,000	345,616
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2053	715,000	218,561
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2054	1,010,000	296,203
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (Baptist Health South Florida Obligated Group), 4%, 8/15/2049	9,785,000	10,430,419
Palm Beach County, FL, Health Facilities Rev. (Sinai Residences of Boca Raton Project), 7.5%, 6/01/2049	430,000	450,958
Pasco County, FL, Del Webb Bexley Community Development District, Special Assessment Rev., 5.3%, 5/01/2039	685,000	689,569
Pasco County, FL, Del Webb Bexley Community Development District, Special Assessment Rev., 5.4%, 5/01/2049	885,000	890,876
Pinellas County, FL, Sewer Rev., AGM, 5%, 10/01/2032	330,000	331,033
St. John’s County, FL, Industrial Development Authority Rev. (Bayview Project), “A”, 5.2%, 10/01/2027 (a)	125,000	97,911
St. John’s County, FL, Industrial Development Authority Rev. (Presbyterian Retirement), “A”, 6%, 8/01/2045 (Prerefunded 8/01/2020)	6,795,000	6,895,702
Sterling Hill Community Development District, FL, Capital Improvement Rev., “B”, 5.5%, 11/01/2010 (d)	52,264	32,926
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2026	245,000	273,912
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2029	225,000	250,002
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.125%, 7/01/2034	485,000	537,419
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.25%, 7/01/2044	1,455,000	1,610,656

		$155,491,745
Georgia - 3.5%
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.25%, 5/15/2033	$965,000	$1,057,659

30

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.375%, 5/15/2043	$965,000	$1,050,808
Atlanta, GA, Airport Passenger Facility Charge and Subordinate Lien Rev., “D”, 4%, 7/01/2035	7,450,000	8,061,347
Atlanta, GA, Airport Passenger Facility Charge and Subordinate Lien Rev., “D”, 4%, 7/01/2038	4,000,000	4,283,520
Atlanta, GA, Airport Passenger Facility Charge and Subordinate Lien Rev., “D”, 4%, 7/01/2039	2,000,000	2,137,220
Atlanta, GA, Airport Passenger Facility Charge and Subordinate Lien Rev., “D”, 4%, 7/01/2040	5,250,000	5,603,272
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/2025	1,415,000	1,499,221
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/2026	800,000	847,760
Atlanta, GA, Airport Rev., “B”, 5%, 7/01/2044	9,800,000	11,358,690
Bibb County, GA, Development Authority Rev. (USG Real Estate Foundation IX LLC Project), 4%, 6/01/2044	855,000	942,954
Burke County, GA, Development Authority Pollution Control
Rev. (Georgia Power Co. Plant Vogtle Project), 2.25%, 10/01/2032 (Put Date 5/25/2023)	5,115,000	5,031,779
Clayton County, GA, Development Authority, Special Facilities Rev. (Delta Airlines, Inc.), “A”, 8.75%, 6/01/2029	1,295,000	1,294,870
Cobb County, GA, Development Authority, Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2030	650,000	710,905
Cobb County, GA, Development Authority, Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2033	1,140,000	1,238,553
Columbia County, GA, Water and Sewerage Rev., 5%, 6/01/2030	1,200,000	1,586,640
Columbia County, GA, Water and Sewerage Rev., 5%, 6/01/2033	1,380,000	1,799,962
Columbia County, GA, Water and Sewerage Rev., 5%, 6/01/2034	1,800,000	2,339,550
Coweta County, GA, Development Authority Rev. (Piedmont Healthcare, Inc. Project), “A”, 5%, 7/01/2044	9,425,000	11,090,492
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc. Project), 6.125%, 9/01/2040 (Prerefunded 9/01/2020)	4,850,000	4,946,612
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2028	5,285,000	5,589,839
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2029	1,415,000	1,495,542
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2030	4,345,000	4,589,623
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2041	3,910,000	4,106,282
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/2026	3,680,000	3,786,168
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/2027	2,285,000	2,350,579
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A”, 4%, 12/01/2047	2,865,000	3,022,661
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A-1”, 4%, 6/01/2044	695,000	718,950

31

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 3/15/2022	$4,545,000	$4,791,430
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 9/15/2026	845,000	989,115
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 9/15/2028	1,740,000	2,106,357
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 5/15/2043	1,865,000	2,006,591
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., “A”, 5%, 5/15/2031	5,760,000	6,347,174
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., “B”, 4%, 8/01/2049 (Put Date 12/02/2024)	6,390,000	6,818,258
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., “C”, 4%, 3/01/2050 (Put Date 9/01/2026)	20,295,000	21,132,981
Georgia Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project), “A”, 5%, 1/01/2056	1,940,000	2,133,360
Georgia Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project), “A”, 5%, 1/01/2063	1,945,000	2,133,043
Georgia Municipal Electric Authority Power Rev., “GG”, 5%, 1/01/2026	3,065,000	3,250,708
Glynn-Brunswick Memorial Hospital Authority Rev., Anticipation Certificates (Southeast Georgia Health System Project), 4%, 8/01/2035	305,000	346,663
Glynn-Brunswick Memorial Hospital Authority Rev., Anticipation Certificates (Southeast Georgia Health System Project), 4%, 8/01/2036	335,000	362,845
Glynn-Brunswick Memorial Hospital Authority Rev., Anticipation Certificates (Southeast Georgia Health System Project), 4%, 8/01/2037	230,000	247,176
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc. Project), “A”, 5%, 2/15/2042	4,000,000	4,572,520
Hall County and Gainesville, GA, Hospital Authority Rev.
(Northeast Georgia Health System, Inc. Project), “A”, 5%, 2/15/2045	5,000,000	5,689,200
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc. Project), “A”, 5.5%, 8/15/2054	4,215,000	4,935,470
Marietta, GA, Development Facilities Authority Rev. (Life University, Inc. Project), “A”, 5%, 11/01/2027 (n)	2,220,000	2,311,642
Marietta, GA, Development Facilities Authority Rev. (Life University, Inc. Project), “A”, 5%, 11/01/2037	590,000	591,451

32

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
Marietta, GA, Development Facilities Authority Rev. (Life University, Inc. Project), “A”, 5%, 11/01/2047	$405,000	$391,461

		$163,698,903
Guam - 0.0%
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	$545,000	$548,553
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2020	130,000	130,436
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2021	370,000	376,057

		$1,055,046
Hawaii - 0.2%
State of Hawaii, “DZ”, 5%, 12/01/2031 (Prerefunded 12/01/2021)	$1,380,000	$1,467,768
State of Hawaii, “DZ”, 5%, 12/01/2031 (Prerefunded 12/01/2021)	850,000	905,514
State of Hawaii, Highway Rev., “A”, 5%, 1/01/2030 (Prerefunded 1/01/2022)	3,695,000	3,942,971
State of Hawaii, Highway Rev., “A”, 5%, 1/01/2031	1,380,000	1,466,098
State of Hawaii, Highway Rev., “A”, 5%, 1/01/2032	920,000	977,068

		$8,759,419
Idaho - 0.0%
Idaho Housing and Finance Association, Tax Exempt Mortgage-Backed Securities, “E”, GNMA, 3.5%, 8/21/2049	$2,176,613	$2,282,723

Illinois - 10.0%
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	$9,190,000	$8,483,840
Chicago, IL, “A”, 5%, 1/01/2025	745,000	764,348
Chicago, IL, “A”, 5.25%, 1/01/2028	6,375,000	6,548,081
Chicago, IL, “A”, 5%, 1/01/2036	1,110,000	1,119,224
Chicago, IL, “A”, 5%, 1/01/2040	2,170,000	2,186,969
Chicago, IL, “A”, 5%, 1/01/2044	6,715,000	6,720,238
Chicago, IL, “A”, 5.5%, 1/01/2049	6,995,000	7,243,113
Chicago, IL, “C”, 5%, 1/01/2024	2,240,000	2,263,296
Chicago, IL, “D”, 5.5%, 1/01/2033	935,000	972,662
Chicago, IL, Board of Education, 5%, 12/01/2042	4,045,000	4,006,572
Chicago, IL, Board of Education (School Reform), “A”, NATL, 5.25%, 12/01/2023	6,805,000	7,407,719
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2022	1,405,000	1,287,092
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2023	1,205,000	1,066,485

33

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2028	$9,895,000	$7,228,693
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2029	3,290,000	2,306,652
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2030	1,335,000	897,013
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2022	3,410,000	3,123,833
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2023	14,590,000	12,912,879
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2026	3,405,000	2,695,330
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2028	3,895,000	2,845,453
Chicago, IL, Board of Education, “A”, 5.5%, 12/01/2039	105,000	105,637
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2033	270,000	276,245
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2033	220,000	225,694
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2042	1,785,000	1,794,407
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2046	1,620,000	1,616,096
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 6%, 4/01/2046	15,110,000	16,023,399
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2025	2,505,000	2,761,261
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2026	970,000	1,076,574
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2027	2,455,000	2,744,911
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2028	1,165,000	1,313,922
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2029	775,000	880,795
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2030	580,000	663,375
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2031	1,550,000	1,783,290
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “C”, AGM, 5%, 12/01/2030	2,760,000	3,331,789
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “C”, AGM, 5%, 12/01/2031	5,300,000	6,379,981

34

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “C”, AGM, 5%, 12/01/2032	$4,540,000	$5,452,177
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2029	310,000	375,441
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2030	200,000	241,434
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2031	200,000	240,754
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2032	200,000	240,184
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2033	180,000	215,577
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2034	175,000	208,891
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2035	130,000	154,642
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “G”, 5%, 12/01/2034	1,205,000	1,218,990
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “H”, 5%, 12/01/2036	3,245,000	3,266,157
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “H”, 5%, 12/01/2046	3,675,000	3,582,463
Chicago, IL, Capital Appreciation “A”, NATL, 0%, 1/01/2027	1,490,000	1,179,693
Chicago, IL, City Colleges of Chicago Capital Improvement Project, Capital Appreciation, NATL, 0%, 1/01/2026	9,690,000	7,967,215
Chicago, IL, City Colleges of Chicago Capital Improvement Project, Capital Appreciation, NATL, 0%, 1/01/2027	1,820,000	1,440,967
Chicago, IL, General Obligation, “A”, 5%, 1/01/2026	3,885,000	4,001,472
Chicago, IL, General Obligation, “A”, 5%, 1/01/2027	230,000	237,694
Chicago, IL, General Obligation, “A”, 5%, 1/01/2028	6,075,000	6,290,237
Chicago, IL, General Obligation, “A”, 5%, 1/01/2029	810,000	838,593
Chicago, IL, General Obligation, “A”, 5%, 1/01/2030	3,180,000	3,294,575
Chicago, IL, General Obligation, “A”, 5%, 1/01/2031	625,000	645,575
Chicago, IL, General Obligation, “A”, 5%, 1/01/2032	265,000	273,067
Chicago, IL, General Obligation, “A”, AGM, 5.25%, 1/01/2031	1,000,000	1,108,050
Chicago, IL, Greater Chicago Metropolitan Water Reclamation District, “C”, 5%, 12/01/2029	9,145,000	9,613,041
Chicago, IL, Midway Airport Rev., Second Lien, “A”, BAM, 5%, 1/01/2031	1,525,000	1,674,160
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2033	745,000	823,493
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2038	1,850,000	2,006,972

35

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2048	$5,900,000	$6,299,017
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2032	945,000	1,019,542
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2033	470,000	506,420
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.5%, 1/01/2043	1,890,000	2,032,733
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “A”, 5%, 1/01/2048	3,315,000	3,713,463
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	2,735,000	3,056,882
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035 (Prerefunded 1/01/2021)	5,520,000	5,704,423
Chicago, IL, O’Hare International Airport Rev., Third Lien, Unrefunded Balance, “A”, 5.625%, 1/01/2035	1,605,000	1,652,010
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/2029	1,755,000	1,857,334
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/2031	655,000	689,204
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/2040	4,685,000	4,913,862
Cook County, IL, Community College District No. 508 (City Colleges), BAM, 5%, 12/01/2047	9,665,000	11,066,038
Cook County, IL, General Obligation Refunding, “C”, AGM, 5%, 11/15/2025	3,000,000	3,249,210
Granite City, IL, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 2.2%, 5/01/2027 (Put Date 5/01/2020)	6,595,000	6,595,659
Illinois Finance Authority Rev. (Advocate Health Care Network), “A-1”, 4%, 11/01/2030	4,410,000	5,067,487
Illinois Finance Authority Rev. (Advocate Health Care Network), “A-2”, 4%, 11/01/2030	4,410,000	5,066,649
Illinois Finance Authority Rev. (Christian Homes, Inc.), 5%, 5/15/2036	640,000	613,299
Illinois Finance Authority Rev. (Christian Homes, Inc.), 5%, 5/15/2040	585,000	549,631
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2034	2,310,000	2,709,214
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2035	2,315,000	2,704,476
Illinois Finance Authority Rev. (Franciscan Communities), “A”, 4.75%, 5/15/2033	1,905,000	1,903,057

36

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (Franciscan Communities), “A”, 5.125%, 5/15/2043	$1,310,000	$1,311,231
Illinois Finance Authority Rev. (Franciscan Communities), “A”, ETM, 4.75%, 5/15/2033 (Prerefunded 5/15/2023)	275,000	304,354
Illinois Finance Authority Rev. (Franciscan Communities), “A”, ETM, 5.125%, 5/15/2043 (Prerefunded 5/15/2023)	190,000	212,392
Illinois Finance Authority Rev. (Mercy Health Corp.), 5%, 12/01/2046	9,235,000	10,368,504
Illinois Finance Authority Rev. (Presbyterian Homes Obligated Group), “B”, FLR, 2.457% (70% of LIBOR - 1mo. + 1.35%), 5/01/2036 (Put Date 5/01/2021)	885,000	886,062
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2036	1,035,000	1,169,633
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2041	1,535,000	1,721,856
Illinois Finance Authority Rev. (Rehabilitation Institute of Chicago), “A”, 6%, 7/01/2043	6,315,000	7,007,819
Illinois Finance Authority Rev. (Rosalind Franklin University), “A”, 5%, 8/01/2042	510,000	538,060
Illinois Finance Authority Rev. (Rosalind Franklin University), “A”, 5%, 8/01/2047	745,000	781,065
Illinois Finance Authority Rev. (Rosalind Franklin University, Research Building Project), “C”, 5%, 8/01/2046	615,000	645,252
Illinois Finance Authority Rev. (Rosalind Franklin University, Research Building Project), “C”, 5%, 8/01/2049	795,000	832,214
Illinois Finance Authority Rev. (Southern Illinois Healthcare Enterprises, Inc.), “A”, 5%, 3/01/2047	10,000,000	11,489,500
Illinois Finance Authority Rev. (Southern Illinois Healthcare Enterprises, Inc.), “C”, 5%, 3/01/2034	140,000	164,389
Illinois Finance Authority, Academic Facilities Lease Rev. (Provident Group-UIUC Properties LLC-University of Illinois at Urbana-Champaign Project), “A”, 5%, 10/01/2044	420,000	511,375
Illinois Finance Authority, Academic Facilities Lease Rev.
(Provident Group-UIUC Properties LLC-University of Illinois at Urbana-Champaign Project), “A”, 5%, 10/01/2049	525,000	634,242
Illinois Finance Authority, Academic Facilities Lease Rev.
(Provident Group-UIUC Properties LLC-University of Illinois at Urbana-Champaign Project), “A”, 5%, 10/01/2051	420,000	504,458
Illinois Finance Authority, Graduate & Professional Student
Loan Program Rev. (Midwestern University Foundation), “A”, 3%, 7/01/2035	770,000	806,937
Illinois Finance Authority, Student Housing and Academic Facility Rev. (CHF-Chicago LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2037	490,000	533,880

37

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority, Student Housing and Academic Facility Rev. (CHF-Chicago LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2047	$980,000	$1,049,149
Illinois Finance Authority, Student Housing and Academic Facility Rev. (CHF-Chicago LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2050	490,000	523,570
Illinois Finance Authority, Student Housing Rev. (Illinois State University), 6.75%, 4/01/2031 (Prerefunded 4/01/2021)	2,730,000	2,871,905
Illinois Finance Authority, Student Housing Rev. (Northern Illinois University Project), 6.625%, 10/01/2031	4,210,000	4,337,521
Illinois Housing Development Authority Rev., “A”, 4.5%, 10/01/2048	7,310,000	7,982,520
Illinois Housing Development Authority, Multi-Family Housing Rev. (Century Woods), FHLMC, 1.9%, 10/01/2022 (Put Date 10/01/2021)	2,230,000	2,241,997
Illinois Housing Development Authority, Water Facilities Rev. (American Water Capital Corp.), 2.45%, 10/01/2039 (Put Date 10/01/2029)	7,000,000	7,350,700
Illinois Railsplitter Tobacco Settlement Authority Rev., 5.5%, 6/01/2023 (Prerefunded 6/01/2021)	4,455,000	4,679,933
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	10,615,000	11,205,725
Illinois Sales Tax Securitization Corp., “A”, 5%, 1/01/2029	120,000	137,929
Illinois Sales Tax Securitization Corp., “A”, 5%, 1/01/2030	155,000	177,797
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2026	1,800,000	2,012,454
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2027	3,995,000	4,536,043
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2029	4,270,000	4,980,656
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2030	1,750,000	2,065,122
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2036	1,085,000	1,259,913
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2037	2,185,000	2,530,427
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2038	1,050,000	1,082,235
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2039	615,000	632,134
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2040	1,050,000	1,077,437

38

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., AGM, 5%, 6/15/2027	$1,770,000	$2,012,030
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., BAM, 5%, 6/15/2028	815,000	998,693
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., BAM, 5%, 6/15/2029	1,020,000	1,271,124
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., BAM, 5%, 6/15/2030	610,000	745,792
Illinois Toll Highway Authority Rev., “A”, 5%, 12/01/2022	5,000,000	5,428,200
Kane County, IL, East Aurora School District No. 131, “A”, AGM, 4%, 12/01/2033	250,000	288,013
Kane County, IL, East Aurora School District No. 131, “A”, AGM, 4%, 12/01/2036	250,000	283,898
Kane County, IL, East Aurora School District No. 131, “A”, AGM, 4%, 12/01/2039	820,000	923,861
Madison County, IL, Edwardsville Community Unit School
District No. 007, BAM, 4%, 12/01/2020	1,315,000	1,338,552
Madison County, IL, Edwardsville Community Unit School
District No. 007, BAM, 5%, 12/01/2028	765,000	894,775
Madison County, IL, Edwardsville Community Unit School
District No. 007, BAM, 5%, 12/01/2029	785,000	917,249
Metropolitan Pier & Exposition Authority Refunding Bonds
(McCormick Place Expansion Project), Capital Appreciation,
“A”, AGM, 0%, 6/15/2026	2,400,000	2,084,976
Metropolitan Pier & Exposition Authority Rev. (McCormick
Place Expansion Project), “A”, BAM, 5%, 6/15/2042	4,550,000	4,680,630
Metropolitan Pier & Exposition Authority, Dedicated State Tax
Rev. (McCormick Place Expansion Project), NATL, 5.5%, 6/15/2029	5,725,000	6,284,161
Northern Illinois University, Auxiliary Facilities System
Refunding Rev., “B”, BAM, 4%, 4/01/2036 (w)	620,000	679,762
Northern Illinois University, Auxiliary Facilities System
Refunding Rev., “B”, BAM, 4%, 4/01/2038 (w)	700,000	762,391
Northern Illinois University, Auxiliary Facilities System
Refunding Rev., “B”, BAM, 4%, 4/01/2040 (w)	665,000	721,026
Northern Illinois University, Auxiliary Facilities System
Refunding Rev., “B”, BAM, 4%, 4/01/2041 (w)	315,000	340,975
Romeoville, IL, Rev. (Lewis University Project), “A”, 5%, 10/01/2042	1,690,000	1,751,567
Romeoville, IL, Rev. (Lewis University Project), “B”, 5%, 10/01/2039	1,390,000	1,445,906
Romeoville, IL, Rev. (Lewis University Project), “B”, 4.125%, 10/01/2041	1,130,000	1,083,794

39

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Romeoville, IL, Rev. (Lewis University Project), “B”, 4.125%, 10/01/2046	$1,125,000	$1,057,725
State of Illinois, 5%, 2/01/2025	1,010,000	1,059,985
State of Illinois, 5%, 2/01/2026	1,590,000	1,672,028
State of Illinois, 5%, 1/01/2028	425,000	429,875
State of Illinois, 5%, 5/01/2028	870,000	891,881
State of Illinois, 5.25%, 7/01/2028	2,530,000	2,599,803
State of Illinois, 5%, 11/01/2028	2,005,000	2,079,606
State of Illinois, 5%, 2/01/2029	2,180,000	2,254,425
State of Illinois, 4.125%, 11/01/2031	1,720,000	1,672,872
State of Illinois, 4.5%, 11/01/2039	1,895,000	1,836,710
State of Illinois, AGM, 5%, 4/01/2024	5,000,000	5,169,100
State of Illinois, AGM, 5%, 2/01/2027	1,465,000	1,522,575
State of Illinois, AGM, 4%, 2/01/2030	720,000	713,326
State of Illinois, NATL, 6%, 11/01/2026	4,615,000	5,027,812
State of Illinois, “A”, 5%, 12/01/2020	2,975,000	3,001,745
State of Illinois, “A”, 5%, 11/01/2027	9,820,000	10,324,355
State of Illinois, “A”, 5%, 11/01/2028	13,010,000	13,616,266
State of Illinois, “A”, 5%, 4/01/2036	2,120,000	2,136,790
State of Illinois, “B”, 5%, 12/01/2020	1,645,000	1,659,789
State of Illinois, “B”, 5%, 11/01/2030	6,000,000	6,236,100
State of Illinois, “A”, 5%, 12/01/2024	425,000	446,373
State of Illinois, “P“, ETM, 6.5%, 6/15/2022	1,985,000	2,022,993
Western Illinois Economic Development Authority, Local
Government Program Rev. (City of Quincy Project), ”B“, BAM, 4%, 12/01/2029	675,000	764,397
Western Illinois Economic Development Authority, Local Government Program Rev. (City of Quincy Project), ”B“, BAM, 4%, 12/01/2030	850,000	956,480
Western Illinois Economic Development Authority, Local
Government Program Rev. (City of Quincy Project), ”B“, BAM, 4%, 12/01/2032	1,180,000	1,317,942
Western Illinois Economic Development Authority, Local Government Program Rev. (City of Quincy Project), ”B“, BAM, 4%, 12/01/2034	1,755,000	1,942,732
Western Illinois Economic Development Authority, Local Government Program Rev. (City of Quincy Project), ”B“, BAM, 4%, 12/01/2036	2,000,000	2,199,620

		$463,327,062
Indiana - 1.5%
Indiana Development Finance Authority Solid Water Disposal Rev. (Waste Management, Inc. Project), 2.95%, 10/01/2031 (Put Date 10/01/2021)	$1,075,000	$1,089,040

40

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Indiana - continued
Indiana Economic Development Finance Authority Rev. (Republic Services, Inc. Project), 1.15%, 12/01/2037 (Put Date 6/01/2020)	$4,615,000	$4,613,339
Indiana Finance Authority Health Facilities Rev. (Baptist Healthcare System Obligated Group), 5%, 8/15/2051	5,955,000	6,802,158
Indiana Finance Authority Rev. (BHI Senior Living), ”A“, 6%, 11/15/2041	2,840,000	3,032,438
Indiana Finance Authority Rev. (Marquette Project), ”A“, 5%, 3/01/2030	530,000	551,497
Indiana Finance Authority Rev. (Marquette Project), ”A“, 5%, 3/01/2039	1,340,000	1,372,160
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), ”A“, 5%, 7/01/2035	2,190,000	2,252,568
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), ”A“, 5%, 7/01/2044	1,595,000	1,626,948
Indiana Finance Authority Rev. (State Revolving Fund Program), ”A“, 5%, 2/01/2029 (Prerefunded 2/01/2022)	4,000,000	4,281,880
Indiana Housing & Community Development Authority, Single Family Mortgage Rev., ”A“, GNMA, 4%, 7/01/2048	3,245,000	3,456,087
Indianapolis, IN, Local Public Improvement Bond Bank (Indianapolis Airport Authority), ”D“, 5%, 1/01/2028	5,000,000	5,883,950
Indianapolis, IN, Local Public Improvement Bond Bank (Indianapolis Airport Authority), ”D“, 5%, 1/01/2029	5,000,000	5,958,800
Indianapolis, IN, Water System First Lien Refunding Rev., ”A“, 5%, 10/01/2037	5,250,000	6,560,610
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), ”A“, 5%, 4/01/2042	1,170,000	1,197,530
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2032	625,000	764,425
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2033	455,000	554,490
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2035	565,000	682,571
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2038	1,700,000	2,027,743
St. Joseph County, IN, Educational Facilities Rev. (University of Notre Dame), 6.5%, 3/01/2026	1,000,000	1,290,380
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 6.75%, 1/01/2034	330,000	342,629
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	755,000	783,743
Whiting, IN, Environmental Facilities Rev. (BP Products North America, Inc. Project), ”A“, 5%, 12/01/2044 (Put Date 6/05/2026)	11,910,000	12,990,475

		$68,115,461

41

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Iowa - 0.5%
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), ”C“, 5%, 2/15/2030	$1,200,000	$1,345,428
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), ”C“, 5%, 2/15/2031	2,230,000	2,493,430
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), ”C“, 5%, 2/15/2032	1,085,000	1,210,317
Iowa Finance Authority Rev. (Iowa Health System Obligated Group), ”A“, 5.25%, 2/15/2044	3,000,000	3,193,950
Iowa Finance Authority Senior Housing Rev. (Northcrest, Inc. Project), ”A“, 5%, 3/01/2033	745,000	748,859
Iowa Finance Authority Senior Housing Rev. (Northcrest, Inc. Project), ”A“, 5%, 3/01/2038	615,000	609,945
Iowa Finance Authority Senior Housing Rev. (Northcrest, Inc. Project), ”A“, 5%, 3/01/2048	1,125,000	1,071,338
Iowa Finance Authority Single Family Mortgage Rev., ”A“, FNMA, 4%, 7/01/2047	1,140,000	1,215,764
Iowa Student Loan Liquidity Corp. Rev., ”B“, 3%, 12/01/2039	1,965,000	1,935,152
Iowa Student Loan Liquidity Corp. Rev., ”B“, 3.5%, 12/01/2044	5,865,000	5,754,386
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, ”B“, 5.6%, 6/01/2034	3,070,000	3,030,182

		$22,608,751
Kansas - 1.0%
Coffeyville, KS, Electric Utility System Rev., ”B“, NATL, 5%, 6/01/2038	$3,800,000	$4,336,750
Coffeyville, KS, Electric Utility System Rev., ”B“, NATL, 5%, 6/01/2042	1,500,000	1,704,000
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2036	1,295,000	1,453,055
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2041	680,000	756,078
Lyon County, KS, School District No. 253 General Obligation, 4%, 9/01/2032	125,000	142,724
Lyon County, KS, School District No. 253 General Obligation, 4%, 9/01/2033	520,000	591,968
Lyon County, KS, School District No. 253 General Obligation, 4%, 9/01/2034	585,000	663,624
Lyon County, KS, School District No. 253 General Obligation, 4%, 9/01/2039	3,000,000	3,330,480
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2032	1,030,000	1,069,634

42

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kansas - continued
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2033	$1,085,000	$1,119,329
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2034	1,145,000	1,173,625
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2036	1,260,000	1,281,760
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2038	1,395,000	1,409,048
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2044	1,510,000	1,502,344
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2049	2,160,000	2,107,966
Sedgwick County, KS, Unified School District No. 266 General Obligation, ”A“, 4%, 9/01/2031	1,145,000	1,335,173
Sedgwick County, KS, Unified School District No. 266 General Obligation, ”A“, 4%, 9/01/2032	855,000	994,827
University of Kansas Hospital Authority, Health Facilities Rev. (University of Kansas Health System), ”A“, 5%, 9/01/2048	13,460,000	16,276,370
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), ”I“, 5%, 5/15/2033	145,000	145,857
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), ”I“, 5%, 5/15/2038	175,000	171,518
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), ”I“, 4.625%, 5/15/2041	145,000	131,105
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), ”I“, 5%, 5/15/2047	720,000	677,246
Wichita, KS, Sales Tax Special Obligations Rev. (K-96 Greenwich Star Bond Project), 3%, 9/01/2023	285,000	278,382
Wichita, KS, Sales Tax Special Obligations Rev. (K-96 Greenwich Star Bond Project), 4.2%, 9/01/2027	1,515,000	1,456,976
Wyandotte County/Kansas City, KS, Unified Government Community Improvement District Sales Tax Rev. (Legends Apartments Garage & West Lawn Project), 4.5%, 6/01/2040	515,000	477,549

		$44,587,388
Kentucky - 2.0%
Commonwealth of Kentucky State Property & Buildings Commission Rev. (Project No. 119), BAM, 5%, 5/01/2032	$810,000	$984,620

43

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kentucky - continued
Commonwealth of Kentucky State Property & Buildings Commission Rev. (Project No. 119), BAM, 5%, 5/01/2033	$800,000	$969,632
Commonwealth of Kentucky State Property & Buildings Commission Rev. (Project No. 119), BAM, 5%, 5/01/2034	910,000	1,100,590
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System), ”B“, 5%, 8/15/2037	590,000	683,556
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System), ”B“, 5%, 8/15/2041	4,235,000	4,885,496
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System), ”B“, 5%, 8/15/2046	2,685,000	3,071,425
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), ”A“, 5%, 6/01/2037	2,530,000	2,804,303
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), ”A“, 5%, 6/01/2041	1,655,000	1,798,770
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), ”A“, 5.25%, 6/01/2041	1,290,000	1,448,206
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), ”A“, 5%, 6/01/2045	2,070,000	2,208,359
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), ”A“, 6%, 6/01/2030 (Prerefunded 6/01/2020)	2,695,000	2,715,913
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), ”A“, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	5,500,000	5,546,035
Kentucky Economic Development Finance Authority Louisville Arena Project Rev. (Louisville Arena Authority, Inc.), ”A“, AGM, 5%, 12/01/2045	3,390,000	3,963,012
Kentucky Economic Development Finance Authority Louisville Arena Project Rev. (Louisville Arena Authority, Inc.), ”A“, AGM, 5%, 12/01/2047	1,895,000	2,050,030
Kentucky Higher Education Student Loan Corp. Rev., Tax-Exempt, ”B-1“, 5%, 6/01/2036	6,475,000	7,416,659
Kentucky Public Energy Authority, Gas Supply Rev., ”C“, 4%, 2/01/2050 (Put Date 2/01/2028)	6,935,000	7,277,658
Kentucky Turnpike Authority, Economic Development Road Rev. (Revitalization Projects), ”A“, 5%, 7/01/2032	2,000,000	2,222,880
Louisville & Jefferson County, KY, Metropolitan Government Healthcare System Rev. (Norton Healthcare, Inc.), ”A“, 4%, 10/01/2039	1,500,000	1,710,720
Louisville & Jefferson County, KY, Metropolitan Government Healthcare System Rev. (Norton Healthcare, Inc.), ”A“, 4%, 10/01/2040	1,225,000	1,394,773

44

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kentucky - continued
Public Energy Authority of Kentucky, Gas Supply Rev., ”B“, 4%, 1/01/2049	$3,215,000	$3,217,926
Public Energy Authority of Kentucky, Gas Supply Rev., ”C-1“, 4%, 12/01/2049	31,565,000	32,862,637

		$90,333,200
Louisiana - 1.4%
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.25%, 7/01/2031	$3,355,000	$3,433,205
Louisiana Citizens Property Insurance Corp. Rev., AGM, 5%, 6/01/2022	1,470,000	1,588,703
Louisiana Housing Corp. Single Family Mortgage Rev. (Home Ownership Program), ”A-1“, 4.5%, 12/01/2047	740,000	806,985
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), ”A“, 5.625%, 6/01/2045	4,990,000	4,463,405
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Ragin’ Cajun Facilities, Inc.-Student Housing & Parking Project), AGM, 5%, 10/01/2043	590,000	691,527
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Ragin’ Cajun Facilities, Inc. -Student Housing & Parking Project), AGM, 5%, 10/01/2048	2,555,000	2,962,267
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), ”A“, 6%, 11/15/2035	580,000	596,066
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), ”A“, 6.25%, 11/15/2045	2,240,000	2,302,675
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), ”A“, 6.5%, 8/01/2029	1,400,000	1,403,094
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), ”A-2“, 6.5%, 11/01/2035	6,000,000	6,011,640
Louisiana Local Government, Environmental Facilities & Community Development Authority Student Housing Rev. (Provident Group-ULM Properties LLC-University of Louisiana at Monroe Project), ”A“, 5%, 7/01/2029	480,000	507,523
Louisiana Local Government, Environmental Facilities & Community Development Authority Student Housing Rev. (Provident Group-ULM Properties LLC-University of Louisiana at Monroe Project), ”A“, 5%, 7/01/2039	1,200,000	1,182,408

45

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - continued
Louisiana Local Government, Environmental Facilities & Community Development Authority Student Housing Rev. (Provident Group-ULM Properties LLC-University of Louisiana at Monroe Project), ”A“, 5%, 7/01/2054	$1,925,000	$1,815,237
Louisiana Offshore Terminal Authority, Deepwater Port Rev. (Loop LLC Project), ”A“, 1.65%, 9/01/2027	5,020,000	5,054,688
Louisiana Offshore Terminal Authority, Deepwater Port Rev. (Loop LLC Project), ”A“, 1.65%, 9/01/2033 (Put Date 12/01/2023)	4,075,000	4,115,139
Louisiana Offshore Terminal Authority, Deepwater Port Rev. (Loop LLC Project), ”A“, 1.65%, 9/01/2034 (Put Date 12/01/2023)	3,140,000	3,169,328
Louisiana Public Facilities Authority Lease Rev. (Provident Group-Flagship Properties LLC–Louisiana State University Greenhouse District (Phase III)), ”A“, 5%, 7/01/2059	5,365,000	6,333,866
Louisiana Public Facilities Authority Rev. (Loyola University Project), Convertible Capital Appreciation, 0% to 10/01/2023, 5.25% to 10/01/2046	5,465,000	5,325,533
Louisiana Stadium & Exposition District Rev., ”A“, 5%, 7/01/2023	1,325,000	1,478,819
Louisiana Stadium & Exposition District Rev., ”A“, 5%, 7/01/2024	1,270,000	1,414,856
Louisiana Stadium & Exposition District Rev., ”A“, 5%, 7/01/2025	1,000,000	1,113,380
New Orleans, LA, Aviation Board Special Facility Rev. (Parking Facilities Corp. Consolidated Garage System), ”A“, AGM, 5%, 10/01/2043	745,000	893,009
New Orleans, LA, Aviation Board Special Facility Rev. (Parking Facilities Corp. Consolidated Garage System), ”A“, AGM, 5%, 10/01/2048	1,210,000	1,440,045
New Orleans, LA, Sewerage Service Rev., 5%, 12/01/2040	800,000	908,728
Shreveport, LA, Water & Sewer Rev., ”B“, AGM, 4%, 12/01/2044	1,000,000	1,113,200
Shreveport, LA, Water & Sewer Rev., ”B“, AGM, 4%, 12/01/2049	1,250,000	1,380,275
St. Charles Parish, LA, Gulf Zone Opportunity Zone Rev. (Valero Energy Corp.), 4%, 12/01/2040 (Put Date 6/01/2022)	2,000,000	2,021,120

		$63,526,721
Maine - 0.1%
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), ”R-2“, 4.375%, 8/01/2035 (Put Date 8/01/2025)	$1,140,000	$1,168,546
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), ”R-3“, 5.25%, 1/01/2025	570,000	604,285
Maine Housing Authority Mortgage, ”C-1“, 3.5%, 11/15/2044	2,285,000	2,356,429

		$4,129,260
Maryland - 1.4%
Baltimore, MD, Project Rev. (Water Projects), ”A“, 4%, 7/01/2039	$1,500,000	$1,712,775
Baltimore, MD, Special Obligation (East Baltimore Research Park Project), ”A“, 5%, 9/01/2038	1,565,000	1,582,074

46

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Maryland - continued
Baltimore, MD, Subordinate Project Rev. (Mayor and City Council of Baltimore Water Projects), ”A“, 5%, 7/01/2041	$5,000,000	$5,827,350
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 4%, 7/01/2029	380,000	367,692
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 5%, 7/01/2036	420,000	425,015
Howard County, MD, Special Obligation (Downtown Columbia Project), ”A“, 4.125%, 2/15/2034	150,000	144,687
Howard County, MD, Special Obligation (Downtown Columbia Project), ”A“, 4.375%, 2/15/2039	155,000	149,865
Howard County, MD, Special Obligation (Downtown Columbia Project), ”A“, 4.5%, 2/15/2047	1,105,000	1,053,584
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., ”A“, 4.5%, 9/01/2048 (u)	10,085,000	11,104,291
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., ”B“, 4.5%, 9/01/2048 (u)	8,185,000	8,960,938
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., ”C“, 4%, 9/01/2044	2,170,000	2,274,681
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., ”C“, 5%, 9/01/2026	300,000	363,585
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., ”C“, 5%, 9/01/2027	455,000	564,341
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., ”C“, 5%, 9/01/2028	355,000	449,803
Maryland Economic Development Corp. Adjustable Mode Rev. Refunding (Constellation Energy Group, Inc. Project), ”B“, 2.55%, 12/01/2025 (Put Date 6/01/2020)	3,385,000	3,387,403
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), ”B“, 5.375%, 6/01/2025 (Prerefunded 6/01/2020)	795,000	799,826
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), ”A“, 5%, 6/01/2030	180,000	197,685
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), ”A“, 5%, 6/01/2032	125,000	136,084
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), ”A“, 5%, 6/01/2035	225,000	242,903

47

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Maryland - continued
Maryland Economic Development Corp., Senior Student Housing Rev. (University of Maryland, College Park Projects), AGM, 5%, 6/01/2035	$695,000	$818,689
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), ”C“, 4%, 6/01/2038	180,000	159,458
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), ”C“, 4%, 6/01/2048	550,000	456,484
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), ”C“, 4%, 6/01/2058	1,665,000	1,323,342
Maryland Health & Higher Educational Facilities Authority Rev. (Adventist Healthcare Issue), ”A“, 5.5%, 1/01/2036	5,090,000	5,686,548
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community Project), 6.25%, 1/01/2041 (Prerefunded 1/01/2021)	2,225,000	2,305,389
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), ”A“, 5%, 7/01/2033	1,745,000	2,010,432
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), ”A“, 5%, 7/01/2034	1,090,000	1,250,939
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), ”A“, 5%, 7/01/2038	4,845,000	5,477,951
Prince George’s County, MD, Special Obligation (Westphalia Town Center Project), 5.125%, 7/01/2039	555,000	560,550
Prince George’s County, MD, Special Obligation (Westphalia Town Center Project), 5.25%, 7/01/2048	545,000	550,346
Rockville, MD, Mayor & Council Economic Development Refunding Rev. (Ingleside at King Farm Project), ”A-1“, 5%, 11/01/2037	185,000	186,269
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), ”B“, 5%, 11/01/2042	315,000	311,207
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), ”B“, 5%, 11/01/2047	330,000	320,846
State of Maryland, ”B“, 4%, 8/01/2027	2,570,000	2,731,653

		$63,894,685
Massachusetts - 3.8%
Commonwealth of Massachusetts Transportation Fund Rev. (Accelerated Bridge Program), ”A“, 5%, 6/01/2023	$2,645,000	$2,953,169
Commonwealth of Massachusetts Transportation Fund Rev., ”A“, 5%, 6/01/2043	9,290,000	11,166,301
Commonwealth of Massachusetts, ”A“, AAC, 5.5%, 8/01/2030	5,000,000	6,809,350
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”H“, 5%, 12/01/2026	10,000,000	12,370,100
Massachusetts Bay Transportation Authority Rev., ”A“, 7%, 3/01/2021	1,065,000	1,092,040

48

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Bay Transportation Authority, Sales Tax Rev., ”A“, 5%, 7/01/2024	$9,445,000	$10,883,568
Massachusetts College Building Authority Project Rev., ”A“, 5%, 5/01/2031	2,395,000	2,637,877
Massachusetts Development Finance Agency Lease Rev. (University of Massachusetts at Dartmouth, College of Visual & Performing Arts Project), 6%, 8/01/2021	530,000	549,027
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2035	415,000	467,020
Massachusetts Development Finance Agency Rev. (Atrius Health Issue), ”A“, 5%, 6/01/2039	945,000	1,106,321
Massachusetts Development Finance Agency Rev. (CareGroup), ”J-1“, 5%, 7/01/2048	3,000,000	3,505,230
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2029	1,550,000	1,717,927
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2030	3,225,000	3,559,078
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2031	895,000	984,947
Massachusetts Development Finance Agency Rev. (Emerson College), ”A“, 5.25%, 1/01/2042	250,000	280,725
Massachusetts Development Finance Agency Rev. (Emmanuel College), ”A“, 5%, 10/01/2043	3,515,000	3,770,189
Massachusetts Development Finance Agency Rev. (Lahey Health System Obligated Group), ”F“, 5%, 8/15/2030	1,000,000	1,155,880
Massachusetts Development Finance Agency Rev. (Milford Regional Medical Center), ”F“, 5.75%, 7/15/2043	460,000	473,892
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2037	110,000	111,165
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2047	1,530,000	1,503,072
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2057	1,775,000	1,711,029
Massachusetts Development Finance Agency Rev. (North Hill Communities), ”A“, 6.25%, 11/15/2033 (Prerefunded 11/15/2023)	275,000	323,934
Massachusetts Development Finance Agency Rev. (North Hill Communities), ”A“, 6.5%, 11/15/2043 (Prerefunded 11/15/2023)	435,000	515,901
Massachusetts Development Finance Agency Rev. (Partners Healthcare), ”L“, 5%, 7/01/2031 (Prerefunded 7/01/2021)	1,430,000	1,500,327
Massachusetts Development Finance Agency Rev. (Partners Healthcare), ”L“, 5%, 7/01/2036 (Prerefunded 7/01/2021)	1,670,000	1,752,131
Massachusetts Development Finance Agency Rev. (Partners Healthcare), ”S“, 5%, 7/01/2032	1,275,000	1,527,756

49

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Development Finance Agency Rev. (Partners Healthcare), Unrefunded Balance, ”L“, 5%, 7/01/2031	$1,350,000	$1,416,393
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 4%, 4/15/2020	20,000	20,013
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 5%, 4/15/2025	185,000	197,297
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2033	605,000	684,678
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2034	710,000	801,391
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), ”I“, 5%, 7/01/2036	1,440,000	1,536,667
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), ”K“, 5%, 7/01/2038	1,300,000	1,382,329
Massachusetts Development Finance Agency Rev. (Wellforce), ”A“, 4%, 7/01/2044	2,240,000	2,248,826
Massachusetts Development Finance Agency Rev. (Wellforce), ”A“, 5%, 7/01/2044	935,000	1,049,911
Massachusetts Development Finance Agency Rev. (Wentworth Institute of Technology Issue), 5%, 10/01/2046	1,145,000	1,252,092
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 2.15%, 5/01/2027 (Put Date 5/01/2020)	3,180,000	3,180,191
Massachusetts Educational Financing Authority, Education Loan Rev., ”B“, 3%, 7/01/2035	4,210,000	4,334,279
Massachusetts Educational Financing Authority, Education Loan Rev., ”C“, 4.125%, 7/01/2046	6,960,000	7,427,782
Massachusetts Educational Financing Authority, Education Loan Rev., ”C“, 3.75%, 7/01/2047	9,170,000	9,427,402
Massachusetts Educational Financing Authority, Education Loan Rev., ”I-A“, 5.5%, 1/01/2022	225,000	225,257
Massachusetts Educational Financing Authority, Education Loan Rev., ”J“, 5%, 7/01/2021	1,255,000	1,309,241
Massachusetts Educational Financing Authority, Education Loan Rev., ”J“, 4.7%, 7/01/2026	830,000	860,021
Massachusetts Educational Financing Authority, Education Loan Rev., ”J“, 4.9%, 7/01/2028	860,000	892,955
Massachusetts Educational Financing Authority, Education Loan Rev., ”J“, 3.5%, 7/01/2033 (u)	9,855,000	10,226,731
Massachusetts Educational Financing Authority, Education Loan Rev., ”J“, 3.5%, 7/01/2033	1,235,000	1,281,584
Massachusetts Educational Financing Authority, Education Loan Rev., ”K“, 5.25%, 7/01/2029	2,095,000	2,222,795

50

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Educational Financing Authority, Education Loan Rev., ”K“, 3.625%, 7/01/2032	$7,510,000	$7,428,967
Massachusetts Port Authority Rev., ”A“, 5%, 7/01/2037	470,000	503,281
Massachusetts Port Authority Rev., ”A“, 5%, 7/01/2037	3,915,000	4,749,913
Massachusetts Port Authority Rev., ”A“, 5%, 7/01/2038	4,915,000	5,941,055
Massachusetts Port Authority Rev., ”A“, 5%, 7/01/2039	7,975,000	9,619,844
Massachusetts Port Authority Special Facilities Rev. (BOSFuel Project), ”A“, 5%, 7/01/2035	500,000	595,430
Massachusetts Port Authority Special Facilities Rev. (BOSFuel Project), ”A“, 5%, 7/01/2036	1,000,000	1,186,860
Massachusetts Port Authority Special Facilities Rev. (BOSFuel Project), ”A“, 5%, 7/01/2037	1,435,000	1,700,504
Massachusetts Port Authority Special Facilities Rev. (BOSFuel Project), ”A“, 5%, 7/01/2038	180,000	212,355
Massachusetts Port Authority Special Facilities Rev. (ConRAC Project), ”A“, 5.125%, 7/01/2041	465,000	482,889
Massachusetts Water Resources Authority Rev., ”B“, AGM, 5.25%, 8/01/2029	4,215,000	5,558,278
University of Massachusetts Building Authority Rev., ”2017-3“, 5%, 11/01/2036	8,895,000	10,921,637

		$175,306,804
Michigan - 2.1%
Detroit, MI, Downtown Development Authority Tax Increment Rev. (Catalyst Development), ”A“, AGM, 5%, 7/01/2043	$1,565,000	$1,724,880
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., ”A“, 5%, 7/01/2020	1,725,000	1,740,922
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., ”A“, 5.25%, 7/01/2039	5,920,000	6,347,247
Detroit, MI, Water Supply System Rev., Senior Lien, ”A“, 5%, 7/01/2036	295,000	308,051
Detroit, MI, Water Supply System Rev., Senior Lien, ”C“, 5%, 7/01/2041	410,000	424,559
Downriver, MI, Utility Wastewater Authority, Sewer System Rev., AGM, 5%, 4/01/2036	505,000	604,354
Downriver, MI, Utility Wastewater Authority, Sewer System Rev., AGM, 5%, 4/01/2038	460,000	547,170
Downriver, MI, Utility Wastewater Authority, Sewer System Rev., AGM, 5%, 4/01/2043	815,000	963,591
Eastern Michigan University Board of Regents, General Rev., ”A“, 4%, 3/01/2047	9,675,000	10,261,208
Great Lakes Water Authority, Michigan Water Supply System Rev., ”B“, BAM, 5%, 7/01/2046	5,745,000	6,736,415
Great Lakes Water Authority, Michigan Water Supply System Rev., ”D“, 5%, 7/01/2036	3,155,000	3,729,904

51

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Great Lakes Water Authority, Michigan Water Supply System Rev., ”D“, AGM, 5%, 7/01/2034	$3,710,000	$4,407,703
Michigan Building Authority Rev., ”I“, 4%, 10/15/2049	2,800,000	3,145,968
Michigan Finance Authority (Detroit Financial Recovery Income Tax Rev.), ”F“, 3.875%, 10/01/2023	685,000	724,175
Michigan Finance Authority (Detroit Financial Recovery Income Tax Rev.), ”F“, 4%, 10/01/2024	860,000	926,409
Michigan Finance Authority Hospital Rev. (Henry Ford Health System), ”A“, 4%, 11/15/2050	6,145,000	6,348,400
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2030	1,000,000	1,194,590
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2031	2,000,000	2,380,540
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2035	3,195,000	3,371,524
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2048	3,690,000	4,324,237
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), ”2“, 4%, 12/01/2036	5,265,000	5,897,274
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), ”C“, 5%, 7/01/2033	800,000	918,608
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), ”C“, 5%, 7/01/2034	1,790,000	2,053,452
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), ”C“, 5%, 7/01/2035	1,155,000	1,323,133
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), ”C-7“, NATL, 5%, 7/01/2032	580,000	653,480
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Senior Lien Local Project), ”C-1“, 5%, 7/01/2044	450,000	477,252
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Local Project), ”D-2“, 5%, 7/01/2034	800,000	917,744
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), ”D-6“, NATL, 5%, 7/01/2036	485,000	543,913

52

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), ”D-1“, AGM, 5%, 7/01/2035	$240,000	$270,614
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), ”D-1“, AGM, 5%, 7/01/2037	570,000	640,230
Michigan Housing Development Authority, ”A“, 4%, 6/01/2046	1,105,000	1,154,073
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	985,000	995,234
Michigan Strategic Fund Ltd. Obligation Rev. (I-75 Improvement Project), 5%, 6/30/2048	5,000,000	5,874,600
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”B“, 5%, 12/01/2044	1,000,000	1,107,910
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”B“, BAM, 5%, 12/01/2039	610,000	680,376
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”C“, 5%, 12/01/2039	470,000	516,586
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”C“, 5%, 12/01/2044	1,020,000	1,115,951
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”D“, AGM, 5%, 12/01/2040	7,105,000	8,052,452
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2031	2,490,000	2,958,792
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2032	2,580,000	3,056,294

		$99,419,815
Minnesota - 0.7%
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), ”A“, 4.25%, 2/15/2043	$2,275,000	$2,439,755
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), ”A“, 5%, 2/15/2043	2,550,000	2,943,439
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), ”A“, 4.25%, 2/15/2048	2,280,000	2,433,763
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), ”A“, 5%, 2/15/2048	2,015,000	2,315,255
Duluth, MN, Independent School District No. 709, ”A“, COP, 5%, 2/01/2025	240,000	278,076
Duluth, MN, Independent School District No. 709, ”A“, COP, 4%, 3/01/2032	1,145,000	1,078,476

53

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Minnesota - continued
Duluth, MN, Independent School District No. 709, ”A“, COP, 4.2%, 3/01/2034	$305,000	$285,392
Duluth, MN, Independent School District No. 709, ”B“, COP, 5%, 2/01/2026	765,000	906,969
Duluth, MN, Independent School District No. 709, ”B“, COP, 5%, 2/01/2028	225,000	277,540
Minneapolis & St. Paul, MN, Metropolitan Airports Commission Rev., ”C“, 5%, 1/01/2041	2,500,000	2,921,275
Minneapolis & St. Paul, MN, Metropolitan Airports Commission Rev., ”C“, 5%, 1/01/2046	3,000,000	3,477,090
Minnesota Housing Finance Agency, Residential Housing, ”A“, 4%, 1/01/2041	855,000	889,952
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 4%, 11/01/2037 (u)	5,895,000	6,387,115
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 2.65%, 11/01/2038	3,570,000	3,421,345
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Great River School Project), ”A“, 5.5%, 7/01/2052	240,000	225,216
University of Minnesota, ”A“, 5%, 12/01/2025 (Prerefunded 12/01/2021)	710,000	755,887

		$31,036,545
Mississippi - 1.2%
Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev. (Weyerhaeuser Co.), 6.8%, 4/01/2022	$1,750,000	$1,859,760
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	495,000	584,432
Mississippi Development Bank Special Obligation (Harrison County Coliseum), ”A“, 5.25%, 1/01/2034	2,455,000	3,283,636
Mississippi Development Bank Special Obligation (Vicksburg Warren School District General Obligation Project), BAM, 5%, 3/01/2048	4,000,000	4,797,680
Mississippi Home Corp. Single Family Mortgage Rev., ”A“, 4%, 12/01/2044	1,880,000	2,019,910
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), ”A“, 5%, 9/01/2022	1,445,000	1,541,786
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), ”A“, 5%, 9/01/2023	3,560,000	3,890,119
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), ”A“, 5%, 9/01/2046	1,905,000	1,964,646
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital Refunding Project), ”A“, 4%, 1/01/2036	845,000	948,453

54

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Mississippi - continued
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital Refunding Project), ”A“, 4%, 1/01/2037	$760,000	$851,056
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital Refunding Project), ”A“, 4%, 1/01/2039	760,000	844,983
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital Refunding Project), ”A“, 4%, 1/01/2040	425,000	471,499
Mississippi Hospital Equipment & Facilities Authority Rev. (North Mississippi Health Services), ”IV“, 5%, 10/01/2033 (w)	350,000	434,847
Mississippi Hospital Equipment & Facilities Authority Rev. (North Mississippi Health Services), ”IV“, 5%, 10/01/2035 (w)	1,200,000	1,478,088
Mississippi Hospital Equipment & Facilities Authority Rev. (North Mississippi Health Services), ”IV“, 5%, 10/01/2039 (w)	850,000	1,034,934
Mississippi State University, Educational Building Corp. Rev. (Mississippi State University Refunding and Improvements Project), 5.25%, 8/01/2038 (Prerefunded 8/01/2023)	1,250,000	1,418,725
State of Mississippi, ”B“, 5%, 12/01/2025	585,000	703,076
State of Mississippi, ”B“, 5%, 12/01/2032	2,500,000	3,023,700
State of Mississippi, ”B“, 5%, 12/01/2033	2,500,000	3,017,050
State of Mississippi, ”B“, 5%, 12/01/2034	5,000,000	6,017,950
University of Southern Mississippi, Educational Building Corp. Rev. (Facilities Refinancing Project), ”A“, 5%, 3/01/2028	1,080,000	1,259,096
West Rankin, MS, Utility Authority Rev., AGM, 5%, 1/01/2043	6,615,000	7,814,366
West Rankin, MS, Utility Authority Rev., AGM, 5%, 1/01/2048	5,750,000	6,739,230

		$55,999,022
Missouri - 1.1%
Kansas City, MO, Industrial Development Authority, Airport Rev. (Kansas City International Airport Terminal Modernization Project), ”B“, 5%, 3/01/2055	$5,675,000	$6,358,157
Kansas City, MO, Land Clearance for Redevelopment Authority Rev. (Convention Center Hotel Project - TIF Financing), ”B“, 5%, 2/01/2040	160,000	163,314
Kansas City, MO, Land Clearance for Redevelopment Authority Rev. (Convention Center Hotel Project - TIF Financing), ”B“, 5%, 2/01/2050	275,000	277,109
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University Health Services), 5%, 10/01/2039	730,000	827,141
Missouri Health & Educational Facilities Authority Rev. (Mercy Health), ”A“, 5%, 6/01/2030	5,000,000	6,178,900
Missouri Health & Educational Facilities Authority Rev. (Mercy Health), ”A“, 5%, 6/01/2031	3,165,000	3,884,215
Missouri Health & Educational Facilities Authority Rev. (Mosaic Health System), ”A“, 4%, 2/15/2044	2,300,000	2,537,245

55

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Missouri - continued
Missouri Health & Educational Facilities Authority Rev. (Mosaic Health System), ”A“, 4%, 2/15/2049	$5,000,000	$5,370,500
Missouri Health & Educational Facilities Authority Rev. (Mosaic Health System), ”A“, 4%, 2/15/2054	9,550,000	10,021,865
Missouri Health & Educational Facilities Authority Rev. (SSM Health Care), ”A“, 5%, 6/01/2031	2,615,000	2,959,840
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), ”A“, 3.75%, 5/01/2038	730,000	757,682
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), ”A“, FNMA, 4.25%, 5/01/2049	6,020,000	6,509,245
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), ”B“, FNMA, 4.75%, 5/01/2049	3,100,000	3,419,641
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), ”A“, 5%, 8/15/2030	140,000	140,843
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), ”A“, 5%, 8/15/2035	95,000	94,491
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), ”A“, 5.125%, 8/15/2045	260,000	252,616
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), ”A“, 3.875%, 11/15/2029	200,000	199,674
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), ”A“, 4.375%, 11/15/2035	735,000	735,595
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), ”A“, 4.75%, 11/15/2047	2,290,000	2,302,801

		$52,990,874
Montana - 0.0%
Montana Board of Housing Single Family Program (Federally Insured or Guaranteed Mortgage Loans), ”A“, 4%, 6/01/2049	$1,035,000	$1,103,248
Montana Board of Housing Single Family Program (Federally Insured or Guaranteed Mortgage Loans), ”A-2“, 3%, 12/01/2043	980,000	999,345

		$2,102,593
Nebraska - 0.3%
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), ”A“, 5%, 9/01/2034	$850,000	$1,009,562
Douglas County, NE, Educational Facilities Refunding Rev. (Creighton University), ”A“, 5.875%, 7/01/2040 (Prerefunded 7/01/2020)	6,355,000	6,429,099
Nebraska Investment Finance Authority, Single Family Housing Rev., ”A“, 4%, 9/01/2044	1,245,000	1,303,851

56

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Nebraska - continued
Nebraska Investment Finance Authority, Single Family Housing Rev., ”C“, 4%, 9/01/2048 (u)	$4,885,000	$5,243,559

		$13,986,071
Nevada - 0.4%
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), ”A“, 4.5%, 12/15/2029	$150,000	$155,409
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), ”A“, 5%, 12/15/2035	630,000	661,475
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), ”A“, 5%, 12/15/2038	305,000	318,341
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), ”A“, 5.125%, 12/15/2045	760,000	789,898
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), ”A“, 5%, 12/15/2048	2,745,000	2,831,275
Director of the State of Nevada, Department of Business and Industry, Solid Waste Disposal Rev. (Republic Services, Inc. Project), 1.47%, 12/01/2026 (Put Date 6/01/2020)	1,800,000	1,800,288
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), ”B“, AGM, 5%, 6/01/2033	90,000	111,112
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), ”B“, AGM, 5%, 6/01/2038	115,000	139,676
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), ”B“, AGM, 4%, 6/01/2048	460,000	507,946
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), ”B“, AGM, 4.125%, 6/01/2058	570,000	630,865
Sparks, NV, Tourism Improvement District No. 1 Rev. (Legends at Sparks Marina), ”A“, 2.5%, 6/15/2024 (n)	780,000	753,301
Washoe County, NV, Water Facilities Rev. (Sierra Pacific Power Projects), ”F“, 2.05%, 3/01/2036 (Put Date 4/15/2022)	10,250,000	10,284,132

		$18,983,718
New Hampshire - 0.6%
National Finance Authority, New Hampshire Municipal Certificates, ”A“, 4.125%, 1/20/2034	$8,902,316	$9,410,371
National Finance Authority, New Hampshire Resource Recovery Refunding Rev. (Emerald Renewable Diesel LLC Project), 2%, 6/01/2049 (Put Date 8/31/2020) (n)	9,575,000	9,582,468

57

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Hampshire - continued
New Hampshire Health & Education Facilities Authority Rev. (Dartmouth-Hitchcock Obligated Group), ”A“, 5%, 8/01/2059	$3,460,000	$4,966,311
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital), 5.5%, 6/01/2031	1,600,000	1,905,264
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital), 5.5%, 6/01/2036	1,595,000	1,877,746

		$27,742,160
New Jersey - 4.7%
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), ”A“, BAM, 5%, 3/01/2032	$4,925,000	$5,867,103
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), ”A“, BAM, 5%, 3/01/2037	4,400,000	5,171,848
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), ”A“, BAM, 5%, 3/01/2042	600,000	698,676
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), ”B“, AGM, 5%, 3/01/2032	1,665,000	1,983,498
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), ”B“, AGM, 5%, 3/01/2037	1,670,000	1,962,951
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	355,000	394,252
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2029	555,000	615,456
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2030	850,000	941,426
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2031	555,000	614,191
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2032	555,000	613,686
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), 5.5%, 1/01/2027	470,000	504,597
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), 5%, 1/01/2028	470,000	495,380
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), AGM, 5%, 1/01/2031	1,415,000	1,481,265
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), AGM, 5.125%, 1/01/2039	870,000	901,546
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), AGM, 5.125%, 7/01/2042	435,000	449,246

58

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority Rev. (Provident Group - Montclair Properties LLC - Montclair State University Student Housing Project), ASSD GTY, 5%, 6/01/2037	$1,970,000	$2,325,368
New Jersey Economic Development Authority Rev. (Provident Group - Montclair Properties LLC - Montclair State University Student Housing Project), ASSD GTY, 5%, 6/01/2042	2,190,000	2,559,694
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), ”A“, 5%, 1/01/2030	1,095,000	1,149,016
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), ”A“, 5%, 1/01/2035	1,570,000	1,630,728
New Jersey Economic Development Authority Rev., School Facilities Construction, ”DDD“, 5%, 6/15/2034	610,000	646,746
New Jersey Economic Development Authority Rev., School Facilities Construction, ”DDD“, 5%, 6/15/2035	510,000	539,131
New Jersey Economic Development Authority Rev., School Facilities Construction, ”DDD“, 5%, 6/15/2042	2,855,000	2,975,767
New Jersey Economic Development Authority Rev., School Facilities Construction, ”NN“, 5%, 3/01/2027	4,135,000	4,312,598
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.25%, 9/15/2029	3,650,000	3,618,391
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), ”A“, 5.625%, 11/15/2030	4,050,000	4,013,874
New Jersey Economic Development Authority, State Lease Rev. (Juvenile Justice Commission Facilities Project), ”C“, 5%, 6/15/2042	3,385,000	3,536,614
New Jersey Economic Development Authority, Water Facilities Rev. (Middlesex Water Co.), 5%, 8/01/2059	1,595,000	1,907,062
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., ”A“, 3.125%, 7/01/2029	1,385,000	1,330,209
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., ”A“, 3.125%, 7/01/2031 (u)	8,400,000	8,403,444
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., ”A“, 5%, 7/01/2033	485,000	515,652
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., ”A“, BAM, 5%, 7/01/2027	1,105,000	1,271,280
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., ”A“, BAM, 5%, 7/01/2028	9,240,000	10,539,976
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), ”A“, AGM, 5%, 7/01/2046	5,485,000	5,776,144
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2031	2,105,000	2,273,758

59

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2032	$2,100,000	$2,255,883
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2033	1,775,000	1,895,895
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2034	1,785,000	1,900,936
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2035	1,575,000	1,671,957
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2036	1,835,000	1,942,641
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2037	3,040,000	3,208,750
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., ”1B“, 2.95%, 12/01/2028	6,160,000	6,100,125
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., ”B“, 3.25%, 12/01/2039	5,690,000	5,774,155
New Jersey Housing & Mortgage Finance Agency, Single Family Housing Rev., ”C“, 4.75%, 10/01/2050 (u)	10,220,000	11,319,877
New Jersey Tobacco Settlement Financing Corp., ”A“, 5%, 6/01/2032	3,000,000	3,296,940
New Jersey Tobacco Settlement Financing Corp., ”A“, 5%, 6/01/2033	3,000,000	3,290,310
New Jersey Tobacco Settlement Financing Corp., ”A“, 5%, 6/01/2034	3,000,000	3,274,830
New Jersey Tobacco Settlement Financing Corp., ”A“, 5%, 6/01/2035	2,950,000	3,203,818
New Jersey Transportation Trust Fund Authority, ”B“, AAC, 5.5%, 9/01/2026	3,525,000	3,944,158
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., ”A“, 5%, 6/15/2029	3,420,000	3,785,906
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., ”A“, 5%, 6/15/2031	2,275,000	2,506,754
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., ”A-1“, 5%, 6/15/2027	3,985,000	4,450,129
New Jersey Transportation Trust Fund Authority, Transportation System, ”B“, NATL, 5.5%, 12/15/2020	3,325,000	3,390,170

60

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Transportation Trust Fund Authority, Transportation System, ”B“, NATL, 5.5%, 12/15/2021	$5,000,000	$5,234,650
New Jersey Transportation Trust Fund Authority, Transportation System, ”C“, 5%, 6/15/2042	2,360,000	2,470,519
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, ”A“, 0%, 12/15/2037	25,000,000	12,777,750
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, ”C“, AAC, 0%, 12/15/2028	12,075,000	9,367,423
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, ”C“, AAC, 0%, 12/15/2035	3,725,000	2,140,497
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, ”C“, AAC, 0%, 12/15/2036	9,720,000	5,304,787
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, ”C“, AGM, 0%, 12/15/2029	15,690,000	11,979,943
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, ”C“, AGM, 0%, 12/15/2032	3,345,000	2,295,306
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, ”C“, NATL, 0%, 12/15/2027	6,900,000	5,579,961
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, ”C“, NATL, 0%, 12/15/2031	5,000,000	3,482,750
South Jersey, NJ, Transportation Authority System Rev., ”A“, AGM, 5%, 11/01/2031	1,290,000	1,615,686
South Jersey, NJ, Transportation Authority System Rev., ”A“, AGM, 5%, 11/01/2032	2,530,000	3,155,517
South Jersey, NJ, Transportation Authority System Rev., ”A“, AGM, 5%, 11/01/2033	725,000	901,610

		$215,540,206
New Mexico - 0.4%
Albuquerque, NM, Bernalillo County Water Utility Authority (Joint Water and Sewer System Improvement Rev.), 5%, 7/01/2033	$2,300,000	$2,844,341
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), ”D“, 5.9%, 6/01/2040	9,975,000	9,990,262
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, ”A-1“, FNMA, 4%, 1/01/2049	1,640,000	1,762,475
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, ”C“, FNMA, 4%, 1/01/2049	3,310,000	3,552,259
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), ”A“, 5%, 5/15/2034	270,000	270,181
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), ”A“, 5%, 5/15/2039	205,000	200,301
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), ”A“, 5%, 5/15/2044	215,000	205,138

61

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Mexico - continued
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), ”A“, 5%, 5/15/2049	$565,000	$531,196

		$19,356,153
New York - 3.2%
Build NYC Resource Corp. Rev. (Albert Einstein School of Medicine, Inc.), 5.5%, 9/01/2045	$5,830,000	$6,245,854
Glen Cove, NY, Local Economic Assistance Corp. (Garvies Point Public Improvement Project), Convertible Capital Appreciation, ”C“, 0% to 1/01/2024, 5.625% to 1/01/2055	1,610,000	1,384,294
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/2025	1,450,000	1,514,699
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/2026	1,080,000	1,128,190
Hudson Yards, NY, Infrastructure Corp. Rev., ”A“, 5.75%, 2/15/2047 (Prerefunded 2/15/2021)	2,450,000	2,547,608
Hudson Yards, NY, Infrastructure Corp. Rev., ”A“, Unrefunded Balance, 5.75%, 2/15/2047	1,500,000	1,551,780
Metropolitan Transportation Authority Rev., NY, Anticipation Note, ”B-1B“, 5%, 5/15/2020	7,670,000	7,670,920
Metropolitan Transportation Authority Rev., NY, Anticipation Note, ”B-1C“, 5%, 5/15/2020	1,835,000	1,835,220
New York Dormitory Authority Rev. (Cornell University), ”D“, 5%, 7/01/2034	3,000,000	4,160,850
New York Dormitory Authority Rev. (Cornell University), ”D“, 5%, 7/01/2035	590,000	825,593
New York Dormitory Authority Rev. (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2033	100,000	114,653
New York Dormitory Authority Rev. (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2035	200,000	226,604
New York Dormitory Authority Rev. (Rochester Institute of Technology), ”A“, 5%, 7/01/2032 (w)	520,000	662,532
New York Dormitory Authority Rev. (Rochester Institute of Technology), ”A“, 5%, 7/01/2036 (w)	1,115,000	1,397,909
New York Dormitory Authority Rev. (Rochester Institute of Technology), ”A“, 5%, 7/01/2040 (w)	1,265,000	1,568,752
New York Dormitory Authority Rev., State Personal Income Tax, ”A“, 5%, 12/15/2025	5,000,000	5,481,400
New York Energy Research & Development Authority Pollution Control Rev. (New York Electric & Gas Corp. Project), ”C“, 2%, 6/01/2029 (Put Date 5/01/2020)	3,485,000	3,485,941
New York Environmental Facilities Corp., State Revolving Funds Rev., ”C“, 5%, 5/15/2041	2,745,000	2,851,094

62

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	$11,660,000	$14,369,551
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), ”1“, 5%, 11/15/2044	16,005,000	16,221,388
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), ”2“, 5.375%, 11/15/2040	3,190,000	3,295,685
New York Liberty Development Corp., Liberty Rev. (4 World Trade Center Project), 5%, 11/15/2031	2,300,000	2,438,989
New York Mortgage Agency Rev., ”54“, 4%, 4/01/2047	3,675,000	3,897,411
New York Mortgage Agency Rev., “208”, 4%, 10/01/2048	6,855,000	7,285,837
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2026	1,490,000	1,482,714
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2031	765,000	759,722
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2031	8,135,000	8,080,984
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2032	2,330,000	2,303,345
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 4%, 1/01/2036	1,315,000	1,242,123
New York Urban Development Corp., State Personal Income Tax Rev., ”C“, 5%, 3/15/2034	1,455,000	1,774,372
New York, NY, ”B-1“, 5%, 12/01/2041	3,500,000	4,133,220
New York, NY, City Housing Development Corp., Multi-Family Housing Rev. (8 Spruce Street), ”F“, 4.5%, 2/15/2048	5,574,420	5,968,754
New York, NY, City Transitional Finance Authority Building Aid Rev., ”S-3“, 5%, 7/15/2043	1,025,000	1,240,086
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	1,570,000	1,622,516
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., ”CC-1“, 5%, 6/15/2046	7,000,000	8,142,960
Port Authority of NY & NJ (214th Series), 4%, 9/01/2037	1,065,000	1,161,638
Port Authority of NY & NJ (214th Series), 4%, 9/01/2038	1,065,000	1,156,590
Port Authority of NY & NJ (214th Series), 4%, 9/01/2039	920,000	996,461
Port Authority of NY & NJ (214th Series), 4%, 9/01/2043	1,485,000	1,596,078
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 12/01/2036	2,315,000	2,378,848
Poughkeepsie, NY, Anticipation Notes, ”A“, 3%, 5/02/2020	900,000	900,954

63

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), ”A“, 5%, 1/01/2029	$870,000	$876,847
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), ”A“, 5%, 1/01/2030	2,330,000	2,339,017
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), ”A“, 5%, 1/01/2033	1,255,000	1,246,704
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), ”A“, 5%, 1/01/2036	275,000	269,404
Tobacco Settlement Asset Securitization Corp., NY, ”A“, 5%, 6/01/2034	950,000	1,043,052
Tobacco Settlement Asset Securitization Corp., NY, ”A“, 5%, 6/01/2035	480,000	525,293
Tobacco Settlement Asset Securitization Corp., NY, ”A“, 5%, 6/01/2041	2,710,000	2,837,776

		$146,242,212
North Carolina - 1.0%
North Carolina Medical Care Commission, Health Care Facilities Rev. (Novant Health Obligated Group), ”A“, 4%, 11/01/2049	$3,790,000	$4,089,031
North Carolina Medical Care Commission, Health Care Facilities Rev. (Novant Health Obligated Group), ”A“, 4%, 11/01/2052	9,435,000	9,911,751
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2025	205,000	211,691
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2030	260,000	257,491
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2035	285,000	266,318
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), ”A“, 5%, 9/01/2037	100,000	98,624
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), ”C“, 5%, 9/01/2041	370,000	354,956
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), ”C“, 5%, 9/01/2046	1,350,000	1,270,796
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., ”A“, 5%, 7/01/2042	610,000	652,968
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., ”A“, 5%, 7/01/2047	1,195,000	1,271,719
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., ”A“, 5%, 7/01/2051	2,440,000	2,589,621
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., ”A“, 5%, 7/01/2054	975,000	1,033,110

64

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Carolina - continued
North Carolina Turnpike Authority, Triangle Expressway System Rev., AGM, 5%, 1/01/2031	$1,600,000	$1,803,712
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Refunding Rev., AGM, 4%, 1/01/2055	1,385,000	1,420,996
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Rev., AGM, 5%, 1/01/2049	1,780,000	2,003,888
Northern Hospital District, Surry County, NC, Health Care Facilities Rev., 5%, 10/01/2031	1,250,000	1,350,712
Northern Hospital District, Surry County, NC, Health Care Facilities Rev., 5%, 10/01/2033	1,375,000	1,479,307
Raleigh Durham, NC, Airport Authority Rev., ”A“, 5%, 5/01/2027	625,000	743,963
Raleigh Durham, NC, Airport Authority Rev., ”A“, 5%, 5/01/2028	835,000	1,008,563
Raleigh Durham, NC, Airport Authority Rev., ”A“, 5%, 5/01/2029	665,000	813,481
Raleigh Durham, NC, Airport Authority Rev., ”A“, 5%, 5/01/2030	560,000	693,314
Raleigh Durham, NC, Airport Authority Rev., ”A“, 5%, 5/01/2031	600,000	738,786
Raleigh Durham, NC, Airport Authority Rev., ”A“, 5%, 5/01/2032	445,000	545,503
Raleigh Durham, NC, Airport Authority Rev., ”A“, 5%, 5/01/2033	445,000	543,599
University of North Carolina Board of Governors Rev., 4%, 4/01/2049	1,000,000	1,065,120
University of North Carolina, Hospitals at Chapel Hill Rev., 5%, 2/01/2045	900,000	1,274,733
University of North Carolina, Hospitals at Chapel Hill Rev., 5%, 2/01/2046	5,065,000	5,852,506
University of North Carolina, Hospitals at Chapel Hill Rev., 5%, 2/01/2049	2,615,000	3,768,137

		$47,114,396
North Dakota - 0.5%
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), ”A“, 4%, 7/01/2034	$485,000	$503,110
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), ”D“, 4.25%, 1/01/2049 (u)	7,140,000	7,695,992
North Dakota State Board of Higher Education, Housing and Auxiliary Facilities Rev. (University of North Dakota), ”A“, AGM, 4%, 4/01/2039	2,340,000	2,670,619
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), ”C“, 5%, 6/01/2034	3,105,000	3,599,067
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), ”C“, 5%, 6/01/2038	3,620,000	4,129,732
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), ”C“, 5%, 6/01/2043	2,585,000	2,915,027

		$21,513,547

65

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - 3.3%
American Municipal Power, Inc. Rev. (AMP Fremont Energy Center Project), ”B“, 5%, 2/15/2024 (Prerefunded 2/15/2022)	$1,500,000	$1,606,485
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 5%, 6/01/2031	1,800,000	2,247,354
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 5%, 6/01/2032	290,000	360,308
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 5%, 6/01/2033	210,000	259,833
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 5%, 6/01/2034	900,000	1,110,222
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 5%, 6/01/2035	450,000	553,064
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 5%, 6/01/2036	900,000	1,102,329
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 4%, 6/01/2037	120,000	131,891
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 4%, 6/01/2039	450,000	491,441
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 4%, 6/01/2048	1,005,000	1,076,958
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-2, ”2“, 5%, 6/01/2055	22,650,000	20,068,353
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, ”2“, 0%, 6/01/2057	62,655,000	6,912,726
Cleveland, OH, Public Power System Refunding Rev., ”A“, AGM, 4%, 11/15/2038	1,000,000	1,129,920
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Flats East Development Project), ”B“, 7%, 5/15/2040	1,010,000	1,023,443
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 4.75%, 2/15/2047	4,065,000	4,158,292
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5.5%, 2/15/2052	890,000	951,748
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5.5%, 2/15/2057	9,355,000	9,934,823
Franklin County, OH, Hospital Facilities Rev. (OhioHealth Corp.), ”A“, 4%, 5/15/2047	4,140,000	4,648,102
Lancaster, PA, Port Authority Gas Supply Rev., ”A“, 5%, 8/01/2049 (Put Date 2/01/2025)	5,250,000	5,699,190
Miami County, OH, Hospital Facilities Rev. (Kettering Health), ”A“, 5%, 8/01/2049	9,845,000	10,889,259
Montgomery County, OH, Health Care & Multi-Family Housing Rev. (St. Leonard), 6.375%, 4/01/2030	1,915,000	1,920,209

66

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Montgomery County, OH, Health Care & Multi-Family Housing Rev. (St. Leonard), 6.625%, 4/01/2040	$2,770,000	$2,777,894
Montgomery County, OH, Hospital Facilities Rev. (Premier Health Partners Obligated Group), ”A“, 4%, 11/15/2038	4,380,000	4,610,957
Northeast Ohio Regional Sewer District, Wastewater Improvement Rev., 4%, 11/15/2036	1,000,000	1,170,800
Ohio Air Quality Development Authority, Air Quality Rev. (American Electric Power Co.), ”B“, 2.6%, 6/01/2041 (Put Date 10/01/2029)	4,615,000	4,341,838
Ohio Air Quality Development Authority, Air Quality Rev. (American Electric Power Co.), ”C“, 2.1%, 12/01/2027 (Put Date 10/01/2024)	8,400,000	8,103,312
Ohio Air Quality Development Authority, Air Quality Rev. (American Electric Power Co.), ”C“, 2.1%, 4/01/2028 (Put Date 10/01/2024)	3,925,000	3,750,808
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 3.75%, 1/15/2028	190,000	186,966
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 4.25%, 1/15/2038	250,000	228,890
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 4.5%, 1/15/2048	330,000	299,825
Ohio Higher Educational Facility Commission Rev. (Franciscan University of Steubenville), 5%, 11/01/2041	3,000,000	3,453,360
Ohio Higher Educational Facility Rev. (Kenyon College 2020 Project), 5%, 7/01/2035 (w)	1,130,000	1,358,136
Ohio Higher Educational Facility Rev. (Kenyon College 2020 Project), 5%, 7/01/2038 (w)	1,075,000	1,277,874
Ohio Higher Educational Facility Rev. (Kenyon College 2020 Project), 5%, 7/01/2039 (w)	1,135,000	1,346,167
Ohio Higher Educational Facility Rev. (Kenyon College 2020 Project), 5%, 7/01/2042 (w)	1,950,000	2,299,265
Ohio Housing Finance Agency Residential Mortgage Rev. (Mortgage-Backed Securities Program), ”A“, 4.5%, 9/01/2048 (u)	4,650,000	5,081,659
Ohio Housing Finance Agency Residential Mortgage Rev. (Mortgage-Backed Securities Program), ”A“, 4.5%, 9/01/2049 (u)	8,985,000	9,871,909
Ohio State University, Special Purpose Rev., ”A“, 5%, 6/01/2038 (u)	3,355,000	3,695,298
Ohio State University, Special Purpose Rev., ”A“, 5%, 6/01/2043 (u)	8,150,000	8,939,653
Ohio Tax Exempt Private Activity (Portsmouth Bypass Project), AGM, 5%, 12/31/2035	7,740,000	8,808,352
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.5%, 12/01/2029	130,000	147,380

67

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5%, 12/01/2035	$720,000	$787,867
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5%, 12/01/2043	925,000	987,576
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.5%, 12/01/2043	1,130,000	1,235,700
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	395,000	404,034

		$151,441,470
Oklahoma - 0.4%
Catoosa, OK, Industrial Authority Sales Tax Rev., 4%, 10/01/2028	$290,000	$271,078
Norman, OK, Regional Hospital Authority Rev., 4%, 9/01/2045	2,195,000	2,277,247
Norman, OK, Regional Hospital Authority Rev., 5%, 9/01/2045	2,360,000	2,834,926
Oklahoma Development Finance Authority, First Mortgage Rev. (Sommerset Project), 5%, 7/01/2042	1,495,000	1,484,969
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), ”B“, 5%, 8/15/2029	150,000	181,727
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), ”B“, 5%, 8/15/2033	810,000	957,258
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), ”B“, 5%, 8/15/2038	1,135,000	1,306,805
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), ”B“, 5.25%, 8/15/2043	395,000	453,503
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), ”B“, 5.25%, 8/15/2048	1,140,000	1,273,106
Oklahoma Housing Finance Agency, Single Family Mortgage Rev. (Homeownership Loan Project), ”A“, 4.75%, 9/01/2048	2,750,000	3,039,382
Tulsa, OK, Airport Improvement Trust Rev., ”A“, 5%, 6/01/2045	755,000	830,447
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), ”B“, 5.5%, 6/01/2035	3,365,000	3,296,993
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), ”B“, 5.5%, 12/01/2035	1,440,000	1,410,754

		$19,618,195
Oregon - 0.9%
Gilliam County, OR, Solid Waste Disposal Rev. (Waste Management, Inc. Project), ”A“, 2.4%, 8/01/2025 (Put Date 5/02/2022)	$1,275,000	$1,262,951
Gilliam County, OR, Solid Waste Disposal Rev. (Waste Management, Inc. Project), ”A“, 2.4%, 7/01/2038 (Put Date 5/01/2022)	1,730,000	1,710,884

68

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Oregon - continued
Oregon Facilities Authority Rev. (Legacy Health), ”A“, 5%, 6/01/2046	$9,000,000	$10,433,610
Oregon Health & Sciences University Rev., ”B“, 5%, 7/01/2034	7,500,000	8,959,350
Oregon Housing & Community Services Department Mortgage Rev. (Single-Family Mortgage Program), ”D“, 4.75%, 1/01/2050 (u)	8,175,000	8,994,217
Port of Portland, OR, International Airport Rev., ”24B“, 5%, 7/01/2042	1,340,000	1,520,029
Washington Clackamas & Yamhill Counties, OR, Sherwood School District No. 88J, General Obligation, ”B“, 5%, 6/15/2030	4,000,000	4,976,600
Washington Clackamas & Yamhill Counties, OR, Sherwood School District No. 88J, General Obligation, ”B“, 5%, 6/15/2033	1,750,000	2,161,985

		$40,019,626
Pennsylvania - 7.1%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), ”A“, 4%, 4/01/2044	$13,590,000	$14,186,465
Allentown, PA, City School District Rev., ”C“, BAM, 4%, 2/01/2035	1,150,000	1,301,145
Allentown, PA, City School District Rev., ”C“, BAM, 4%, 2/01/2036	1,100,000	1,239,898
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2028	135,000	141,032
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2033	135,000	138,422
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2042	330,000	332,386
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Refunding Project), 5%, 5/01/2027	2,000,000	2,096,120
Armstrong & Indiana Counties, PA, Armstrong School District, General Obligation, “A”, BAM, 4%, 3/15/2035	500,000	584,995
Armstrong & Indiana Counties, PA, Armstrong School District, General Obligation, “A”, BAM, 4%, 3/15/2036	1,075,000	1,253,181
Armstrong & Indiana Counties, PA, Armstrong School District, General Obligation, “A”, BAM, 4%, 3/15/2037	500,000	581,255
Armstrong & Indiana Counties, PA, Armstrong School District, General Obligation, “A”, BAM, 4%, 3/15/2038	500,000	578,885
Armstrong & Indiana Counties, PA, Armstrong School District, General Obligation, “A”, BAM, 4%, 3/15/2041	2,500,000	2,877,875
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2029	2,850,000	3,447,445
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2030	1,025,000	1,234,715

69

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2037	$900,000	$1,059,867
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2047	1,460,000	1,669,700
Berks County, PA, Municipal Authority Rev. (Reading Hospital & Medical Center), ”A“, 5%, 11/01/2044	7,325,000	7,661,364
Berks County, PA, Municipal Authority Rev. (Tower Health Project), ”B“, 5%, 2/01/2040 (Put Date 2/01/2030)	4,200,000	4,669,938
Berks County, PA, Municipal Authority Rev. (Tower Health Project), ”B-1“, 5%, 2/01/2040 (Put Date 2/01/2025)	1,205,000	1,336,863
Berks County, PA, Municipal Authority Rev. (Tower Health Project), ”B-2“, 5%, 2/01/2040 (Put Date 2/01/2027)	7,015,000	7,932,983
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	550,000	652,157
Berks County, PA, Reading School District, BAM, 4%, 4/01/2044	945,000	1,061,679
Bucks County, PA, Industrial Development Authority, Hospital Rev. (St. Luke’s University Health Network Project), 4%, 8/15/2044	895,000	980,302
Bucks County, PA, Industrial Development Authority, Hospital Rev. (St. Luke’s University Health Network Project), 4%, 8/15/2050	4,485,000	4,871,428
Cambria County, PA, General Obligation, ”B“, AGM, 4%, 8/01/2032	225,000	251,390
Cambria County, PA, General Obligation, ”B“, AGM, 4%, 8/01/2033	270,000	300,607
Cambria County, PA, General Obligation, ”B“, AGM, 4%, 8/01/2034	335,000	370,982
Cambria County, PA, General Obligation, ”B“, AGM, 4%, 8/01/2035	325,000	358,105
Cambria County, PA, General Obligation, ”B“, AGM, 4%, 8/01/2036	170,000	187,036
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), ”A“, 4.75%, 12/15/2037	1,115,000	1,157,348
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), ”A“, 5%, 12/15/2047	530,000	552,711
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), ”A“, 5%, 12/15/2051	645,000	670,897
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2032	1,475,000	1,772,345
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2033	1,260,000	1,507,414
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2034	630,000	752,044
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2021	730,000	739,592

70

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2022	$1,275,000	$1,311,975
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2023	915,000	954,455
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2029	1,440,000	1,517,760
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2048	1,730,000	1,786,831
Delaware Valley, PA, Regional Finance Authority, ”C“, FLR, 1.809% (LIBOR - 3mo. + 0.75%), 6/01/2037	7,315,000	6,621,977
Doylestown, PA, Hospital Rev., ”A“, 4%, 7/01/2045	585,000	613,443
Doylestown, PA, Hospital Rev., ”A“, 5%, 7/01/2049	590,000	676,559
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2030	365,000	390,773
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2035	470,000	497,312
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2039	485,000	507,043
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2046	265,000	275,123
Erie, PA, City School District General Obligation, ”A“, AGM, 5%, 4/01/2034	820,000	1,015,783
Lehigh County, PA, Hospital Authority Rev. (Lehigh Valley Health Network), ”A“, 4%, 7/01/2049	7,950,000	8,411,179
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), ”A“, 5%, 12/01/2043	9,610,000	10,623,182
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, ”B“, 0%, 12/01/2036	12,095,000	7,650,934
Luzerne County, PA, ”A“, AGM, 5%, 12/15/2021	755,000	801,085
Luzerne County, PA, ”A“, AGM, 5%, 12/15/2023	675,000	755,595
Luzerne County, PA, ”A“, AGM, 5%, 12/15/2024	690,000	792,051
Luzerne County, PA, ”A“, AGM, 5%, 12/15/2026	630,000	757,638
Luzerne County, PA, ”A“, AGM, 5%, 11/15/2029	5,835,000	6,811,195
Luzerne County, PA, ”A“, AGM, 5%, 12/15/2029	1,570,000	1,907,142
Luzerne County, PA, Wilkes-Barre Area School District, General Obligation, BAM, 5%, 4/15/2059	940,000	1,115,460
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 5%, 9/01/2031	680,000	823,453
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 5%, 9/01/2032	2,625,000	3,096,686

71

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 5%, 9/01/2033	$2,000,000	$2,353,480
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 4%, 9/01/2044	1,970,000	2,077,542
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 4%, 9/01/2049	1,880,000	1,966,969
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 4%, 9/01/2051	2,355,000	2,459,020
Montgomery County, PA, Industrial Development Authority Pollution Control Rev. (Peco Energy Co. Project), ”A“, 2.55%, 6/01/2029 (Put Date 6/01/2020)	1,095,000	1,096,183
Montgomery County, PA, Industrial Development Authority Rev. (Haverford School Project), 4%, 3/01/2049	8,700,000	9,648,996
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care Retirement Community Project), 5.375%, 1/01/2050	1,015,000	967,904
Northeastern, PA, Hospital & Education Authority College Rev. (King’s College Project), 5%, 5/01/2032	450,000	515,030
Northeastern, PA, Hospital & Education Authority College Rev. (King’s College Project), 5%, 5/01/2033	600,000	682,506
Northeastern, PA, Hospital & Education Authority College Rev. (King’s College Project), 5%, 5/01/2044	1,310,000	1,454,008
Northeastern, PA, Hospital & Education Authority College Rev. (King’s College Project), 5%, 5/01/2049	800,000	883,832
Northeastern, PA, Hospital & Education Authority Rev. (Wilkes University), ”B“, 5.25%, 3/01/2031	1,140,000	1,261,581
Northeastern, PA, Hospital & Education Authority Rev. (Wilkes University), ”B“, 5.25%, 3/01/2037	1,780,000	1,940,841
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 1/01/2032	2,945,000	2,998,511
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc. Project), ”A“, 1.2%, 4/01/2034 (Put Date 4/15/2020)	2,945,000	2,944,823
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc. Project), ”B“, 1.2%, 4/01/2049 (Put Date 4/15/2020)	1,440,000	1,439,914
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Waste Management Project, Inc.), 2.15%, 7/01/2041 (Put Date 7/01/2024)	8,000,000	7,715,040
Pennsylvania Higher Educational Facilities Authority Rev. (Duquesne University), ”A“, 5%, 3/01/2038	1,000,000	1,168,260
Pennsylvania Higher Educational Facilities Authority Rev. (Duquesne University), ”A“, 5%, 3/01/2039	250,000	291,328

72

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 5.8%, 7/01/2030 (Prerefunded 7/01/2020)	$510,000	$515,916
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services, Inc. Housing Project), 6.25%, 10/01/2043 (Prerefunded 10/01/2021)	2,305,000	2,460,449
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services, Inc. Housing Project), 5%, 10/01/2044 (Prerefunded 10/01/2022)	3,915,000	4,295,186
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., ”128A“, 4.75%, 4/01/2033 (u)	6,825,000	7,370,454
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), 5%, 4/01/2028	1,870,000	2,009,820
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), ”A“, AGM, 5%, 6/01/2030	2,000,000	2,381,040
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), ”A“, AGM, 5%, 6/01/2032	7,820,000	9,240,112
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), ”A“, AGM, 5%, 6/01/2033	22,255,000	26,115,130
Philadelphia, PA, ”B“, 5%, 2/01/2032	5,250,000	6,698,107
Philadelphia, PA, ”B“, 5%, 2/01/2035	3,850,000	4,855,543
Philadelphia, PA, Airport Rev., ”B“, 5%, 7/01/2033	4,215,000	4,901,371
Philadelphia, PA, Airport Rev., ”B“, 5%, 7/01/2034	250,000	289,763
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), 6%, 8/01/2035 (Prerefunded 8/01/2020)	415,000	421,569
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), ”A“, 5.625%, 8/01/2036	315,000	317,388
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), ”A“, 5.75%, 8/01/2046	805,000	800,065
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), ”A“, 5.375%, 8/01/2051	1,530,000	1,573,605
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), ”B“, 6%, 8/01/2051	1,180,000	1,192,248
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.5%, 6/15/2033	2,425,000	2,433,584
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.75%, 6/15/2043	1,175,000	1,178,889
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), ”A-1“, 6.75%, 6/15/2033	150,000	158,619
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), ”A-1“, 7%, 6/15/2043	355,000	373,378

73

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), ”A“, 5%, 9/01/2035	$1,040,000	$1,183,894
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), ”A“, 5%, 9/01/2042	10,810,000	12,069,689
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project-Section 8), ”I“, 5%, 12/01/2037	2,080,000	2,371,907
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project-Section 8), ”I“, 5%, 12/01/2058	8,300,000	9,305,130
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project-Section 8), ”III“, 5.25%, 12/01/2047	350,000	345,947
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project-Section 8), ”III“, 5.5%, 12/01/2058	505,000	505,510
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), ”A“, 5%, 7/01/2037	565,000	553,451
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), ”A“, 5%, 7/01/2042	1,005,000	956,971
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), ”A“, 5%, 7/01/2049	1,570,000	1,458,483
Philadelphia, PA, Gas Works Rev. (1998 General Ordinance), ”15“, 5%, 8/01/2042	9,075,000	10,704,416
Philadelphia, PA, Gas Works Rev., ”14“, AGM, 5%, 10/01/2033	2,910,000	3,442,908
Philadelphia, PA, Redevelopment Authority Refunding Rev. (Neighborhood Transformation Initiative), BAM, 5%, 4/15/2024	1,900,000	2,035,147
Philadelphia, PA, School District, ”A“, 5%, 9/01/2033	310,000	378,380
Philadelphia, PA, School District, ”A“, 5%, 9/01/2035	1,160,000	1,404,679
Philadelphia, PA, School District, ”A“, 4%, 9/01/2036	1,565,000	1,762,440
Philadelphia, PA, School District, ”A“, 5%, 9/01/2036	385,000	465,469
Philadelphia, PA, School District, ”A“, 4%, 9/01/2037	1,240,000	1,391,627
Philadelphia, PA, School District, ”A“, 5%, 9/01/2037	385,000	465,026
Philadelphia, PA, School District, ”A“, 4%, 9/01/2038	1,775,000	1,983,332
Philadelphia, PA, School District, ”A“, 5%, 9/01/2038	385,000	464,198
Philadelphia, PA, School District, ”A“, 4%, 9/01/2039	1,000,000	1,116,150
Philadelphia, PA, School District, ”B“, 5%, 9/01/2043	1,160,000	1,386,734
Philadelphia, PA, School District, ”F“, 5%, 9/01/2037	1,020,000	1,186,036
Philadelphia, PA, School District, ”F“, 5%, 9/01/2038	255,000	295,848
Pittsburgh, PA, Water & Sewer Authority Rev., ”A“, AGM, 5%, 9/01/2032	750,000	1,012,193

74

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Pittsburgh, PA, Water & Sewer Authority Rev., ”A“, AGM, 5%, 9/01/2033	$565,000	$773,683
Pittsburgh, PA, Water & Sewer Authority Rev., ”A“, AGM, 4%, 9/01/2035	285,000	327,730
Pittsburgh, PA, Water & Sewer Authority Rev., ”A“, AGM, 5%, 9/01/2044	1,875,000	2,299,538
Reading, PA, School District, ”A“, 5%, 4/01/2020	1,000,000	1,000,000
Washington County, PA, Canon-McMillan School District, BAM, 4%, 6/01/2044	1,920,000	2,100,710
Washington County, PA, Canon-McMillan School District, BAM, 4%, 6/01/2046	2,945,000	3,212,818
Washington County, PA, Canon-McMillan School District, BAM, 4%, 6/01/2048	2,015,000	2,193,368
Washington County, PA, Canon-McMillan School District, BAM, 4%, 6/01/2050	1,920,000	2,083,642
Washington County, PA, Redevelopment Authority Refunding Rev. (Victory Centre Tax Increment Financing Project), 4%, 7/01/2023	115,000	113,308
Washington County, PA, Redevelopment Authority Refunding Rev. (Victory Centre Tax Increment Financing Project), 5%, 7/01/2035	80,000	78,488
West Shore, PA, Area Authority Rev. (Messiah Village Project), ”A“, 5%, 7/01/2030	445,000	455,684
West Shore, PA, Area Authority Rev. (Messiah Village Project), ”A“, 5%, 7/01/2035	435,000	439,968

		$326,997,711
Puerto Rico - 6.5%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., ”A“, ASSD GTY, 5%, 7/01/2028	$3,235,000	$3,236,423
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ASSD GTY, 5.25%, 7/01/2041	2,885,000	2,983,263
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”A“, NATL, 4.75%, 7/01/2038	5,860,000	5,516,721
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”CC“, AGM, 5.5%, 7/01/2029	850,000	923,126
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”CC“, AGM, 5.25%, 7/01/2036	2,720,000	2,863,616
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”D“, AGM, 5%, 7/01/2032	5,005,000	5,006,351
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”J“, NATL, 5%, 7/01/2029	365,000	365,004
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, AAC, 5.25%, 7/01/2038	17,370,000	17,627,076
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, ASSD GTY, 5.25%, 7/01/2041	3,255,000	3,365,865

75

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, NATL, 5.25%, 7/01/2035	$8,390,000	$8,412,569
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”M“, ASSD GTY, 5%, 7/01/2032	660,000	660,244
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, AAC, 5.25%, 7/01/2030	5,350,000	5,613,808
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, AAC, 5.25%, 7/01/2031	1,980,000	2,070,803
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, ASSD GTY, 5.25%, 7/01/2036	4,910,000	5,169,002
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NATL, 5.25%, 7/01/2032	1,515,000	1,539,210
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NATL, 5.25%, 7/01/2033	3,330,000	3,370,127
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”Y“, AGM, 6.25%, 7/01/2021	4,645,000	4,742,638
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, ”N“, AAC, 0%, 7/01/2020	880,000	871,534
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Unrefunded Balance, ”A“, NATL, 5%, 7/01/2038	570,000	565,309
Commonwealth of Puerto Rico, General Obligation, ”A“, 8%, 7/01/2035 (a)(d)	50,110,000	30,066,000
Commonwealth of Puerto Rico, Public Improvement, AAC, 4.5%, 7/01/2023	290,000	290,104
Commonwealth of Puerto Rico, Public Improvement, ”A“, AGM, 5%, 7/01/2035	10,035,000	10,116,886
Commonwealth of Puerto Rico, Public Improvement, ”A“, ASSD GTY, 5.5%, 7/01/2029	3,390,000	3,675,472
Commonwealth of Puerto Rico, Public Improvement, ”A“, NATL, 5.5%, 7/01/2020	2,890,000	2,903,236
Commonwealth of Puerto Rico, Public Improvement, ”A“, NATL, 5.5%, 7/01/2021	570,000	581,451
Commonwealth of Puerto Rico, Public Improvement, ”A-4“, AGM, 5.25%, 7/01/2030	785,000	789,569
Commonwealth of Puerto Rico, Public Improvement, ”C-7“, NATL, 6%, 7/01/2027	2,560,000	2,605,133
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., ”A“, AAC, 5%, 7/01/2020	510,000	510,632
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., ”A“, AAC, 5%, 7/01/2031	7,120,000	7,120,926
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2029 (a)(d)	10,160,000	7,188,200
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2042 (a)(d)	1,535,000	1,086,013

76

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2021 (a)(d)	$850,000	$603,500
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2030 (a)(d)	405,000	287,550
Puerto Rico Electric Power Authority Rev., ”CCC“, 5.25%, 7/01/2027 (a)(d)	3,815,000	2,708,650
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2020 (a)(d)	425,000	300,688
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2021 (a)(d)	3,990,000	2,822,925
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2022 (a)(d)	6,450,000	4,563,375
Puerto Rico Electric Power Authority Rev., ”DDD“, AGM, 3.625%, 7/01/2023	445,000	442,891
Puerto Rico Electric Power Authority Rev., ”DDD“, AGM, 3.65%, 7/01/2024	1,915,000	1,897,842
Puerto Rico Electric Power Authority Rev., ”EEE“, 6.05%, 7/01/2032 (a)(d)	2,380,000	1,692,775
Puerto Rico Electric Power Authority Rev., ”MM“, NATL, 5%, 7/01/2020	50,000	50,169
Puerto Rico Electric Power Authority Rev., ”NN“, NATL, 5.25%, 7/01/2022	1,505,000	1,542,354
Puerto Rico Electric Power Authority Rev., ”NN“, NATL, 4.75%, 7/01/2033	225,000	222,390
Puerto Rico Electric Power Authority Rev., ”PP“, NATL, 5%, 7/01/2022	905,000	905,606
Puerto Rico Electric Power Authority Rev., ”PP“, NATL, 5%, 7/01/2024	160,000	160,059
Puerto Rico Electric Power Authority Rev., ”PP“, NATL, 5%, 7/01/2025	210,000	210,059
Puerto Rico Electric Power Authority Rev., ”RR“, ASSD GTY, 5%, 7/01/2028	110,000	110,048
Puerto Rico Electric Power Authority Rev., ”RR“, NATL, 5%, 7/01/2022	555,000	555,372
Puerto Rico Electric Power Authority Rev., ”SS“, ASSD GTY, 4.375%, 7/01/2030	230,000	229,128
Puerto Rico Electric Power Authority Rev., ”SS“, NATL, 5%, 7/01/2020	560,000	560,605
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2021 (a)(d)	1,955,000	1,383,163
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2023 (a)(d)	1,705,000	1,206,288

77

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2027 (a)(d)	$345,000	$244,088
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2037 (a)(d)	5,215,000	3,689,613
Puerto Rico Electric Power Authority Rev., ”TT“, NATL, 5%, 7/01/2024	970,000	970,359
Puerto Rico Electric Power Authority Rev., ”TT“, NATL, 5%, 7/01/2026	35,000	35,006
Puerto Rico Electric Power Authority Rev., ”UU“, AGM, 5%, 7/01/2022	360,000	362,678
Puerto Rico Electric Power Authority Rev., ”UU“, ASSD GTY, 4.25%, 7/01/2027	1,385,000	1,384,986
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2025	280,000	288,991
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2026	840,000	867,023
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2029	2,295,000	2,350,264
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2030	3,085,000	3,152,777
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2032	860,000	873,743
Puerto Rico Electric Power Authority Rev., ”VV“, NATL, 5.25%, 7/01/2034	465,000	468,548
Puerto Rico Electric Power Authority Rev., ”WW“, 5.375%, 7/01/2022 (a)(d)	360,000	256,050
Puerto Rico Electric Power Authority Rev., ”WW“, 5.25%, 7/01/2025 (a)(d)	815,000	578,650
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5%, 7/01/2018 (a)(d)	2,450,000	1,705,813
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2023 (a)(d)	2,730,000	1,938,300
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2024 (a)(d)	955,000	678,050
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2026 (a)(d)	2,950,000	2,094,500
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	5,000,000	5,125,000
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	2,805,000	2,786,235

78

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 4%, 4/01/2020	$150,000	$150,000
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2021	15,000	14,969
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2021	520,000	520,967
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 12/01/2021	250,000	247,685
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2022	600,000	589,104
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2026	155,000	145,204
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2027	2,205,000	2,045,071
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.5%, 12/01/2031	690,000	637,698
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	735,000	652,643
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2036	820,000	686,258
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	545,000	461,135

79

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2023	$3,810,000	$3,985,831
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2024	7,335,000	7,733,437
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2025	705,000	748,421
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2027	5,015,000	5,360,483
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2028	755,000	808,137
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Capital Appreciation, ”A“, AAC, 0%, 7/01/2029	4,280,000	2,841,192
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Capital Appreciation, ”A“, AAC, 0%, 7/01/2034	15,570,000	7,956,426
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Capital Appreciation, ”A“, AAC, 0%, 7/01/2035	2,360,000	1,142,948
Puerto Rico Municipal Finance Agency, ”A“, AGM, 5%, 8/01/2027	190,000	190,112
Puerto Rico Public Buildings Authority Government Facilities Rev., ”I“, ASSD GTY, 5%, 7/01/2036	425,000	425,034
Puerto Rico Public Buildings Authority Government Facilities Rev., ”M-3“, NATL, 6%, 7/01/2023	1,100,000	1,155,341
Puerto Rico Public Buildings Authority Government Facilities Rev., ”M-3“, NATL, 6%, 7/01/2027	1,600,000	1,625,488
Puerto Rico Public Buildings Authority Government Facilities Rev., ”M-3“, NATL, 6%, 7/01/2028	435,000	442,669
Puerto Rico Public Buildings Authority Government Facilities Rev., ”N“, ASSD GTY, 5%, 7/01/2032	400,000	400,108
Puerto Rico Public Buildings Authority Rev., ”M-2“, AAC, 10%, 7/01/2035	4,660,000	5,059,921
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 4.5%, 7/01/2034	395,000	395,889
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 4.55%, 7/01/2040	974,000	922,037
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 5%, 7/01/2058	28,603,000	27,814,987
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.329%, 7/01/2040	9,821,000	9,021,472
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.536%, 7/01/2053	132,000	119,799
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.784%, 7/01/2058	1,824,000	1,708,212
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2024	157,000	134,431

80

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2027	$1,554,000	$1,183,247
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2029	293,000	202,756
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2031	14,021,000	8,719,379
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2033	13,721,000	7,592,378
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2046	9,798,000	2,316,443
University of Puerto Rico Rev., ”P“, NATL, 5%, 6/01/2025	350,000	350,098

		$300,649,832
Rhode Island - 0.3%
Providence, RI, ”A“, 5%, 1/15/2025	$1,345,000	$1,456,259
Rhode Island Student Loan Authority, Student Loan Rev., ”A“, 3%, 12/01/2021	4,890,000	4,932,054
Rhode Island Student Loan Authority, Student Loan Rev., ”A“, 5%, 12/01/2021	1,120,000	1,181,678
Rhode Island Student Loan Authority, Student Loan Rev., ”A“, 3.25%, 12/01/2022	1,500,000	1,514,385
Rhode Island Student Loan Authority, Student Loan Rev., ”A“, 5%, 12/01/2022	700,000	759,570
Rhode Island Student Loan Authority, Student Loan Rev., ”A“, 3.8%, 12/01/2031	1,835,000	1,830,688
Rhode Island Student Loan Authority, Student Loan Rev., ”A“, 3.5%, 12/01/2034	2,570,000	2,662,237

		$14,336,871
South Carolina - 2.2%
Chesterfield County, SC, School District, 5%, 3/01/2025	$2,250,000	$2,412,698
Lexington County, SC, Health Services District, Inc., Hospital Refunding Rev., 5%, 11/01/2028	650,000	776,269
North Charleston, SC, Limited Obligation Bond (Hospitality Fee Pledge), ”A“, 5%, 10/01/2040	3,880,000	4,541,462
Piedmont, SC, Municipal Power Agency, FGIC, 6.25%, 1/01/2021	4,150,000	4,306,621
Richland County, SC, Environmental Improvement Rev. (International Paper), ”A“, 3.875%, 4/01/2023	5,750,000	6,027,897
Rock Hill, SC, Combined Utility System Rev., ”A“, 4%, 1/01/2049	4,350,000	4,838,896
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Conway Hospital, Inc.), 5.25%, 7/01/2047	8,000,000	9,198,240
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Prisma Health Obligated Group), ”A“, 5%, 5/01/2048	6,685,000	7,776,594

81

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
South Carolina - continued
South Carolina Jobs & Economic Development Authority, Hospital Rev. (St. Joseph’s/Candler Health System, Inc.), ”C“, 5%, 7/01/2032	$5,000,000	$6,235,550
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (South Carolina Episcopal Home at Still Hopes), 5%, 4/01/2047	1,580,000	1,563,821
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (South Carolina Episcopal Home at Still Hopes), 5%, 4/01/2052	1,210,000	1,187,264
South Carolina Ports Authority Rev., 5.25%, 7/01/2050	3,075,000	3,678,745
South Carolina Ports Authority Rev. (tax-exempt), ”B“, 5%, 7/01/2044	8,000,000	9,449,360
South Carolina Ports Authority Rev., ”B“, 4%, 7/01/2035	3,405,000	3,801,070
South Carolina Ports Authority Rev., ”B“, 4%, 7/01/2037	5,290,000	5,889,251
South Carolina Ports Authority Rev., ”B“, 4%, 7/01/2039	5,235,000	5,793,470
South Carolina Public Service Authority Rev., ”A“, 5.125%, 12/01/2043	2,745,000	2,975,882
South Carolina Public Service Authority Rev., ”B“, 5.125%, 12/01/2043	6,550,000	7,100,920
South Carolina Public Service Authority Rev., ”C“, 5%, 12/01/2036	2,920,000	3,038,786
Spartanburg County, SC, Regional Health Services District Hospital Rev., ”A“, 5%, 4/15/2048	4,620,000	5,349,406
University of South Carolina, Athletic Facilities Rev., ”A“, 5%, 5/01/2034	1,250,000	1,517,463
University of South Carolina, Athletic Facilities Rev., ”A“, 5%, 5/01/2035	1,415,000	1,712,645
University of South Carolina, Athletic Facilities Rev., ”A“, 5%, 5/01/2036	1,045,000	1,261,242

		$100,433,552
South Dakota - 0.3%
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., ”B“, 5%, 6/01/2024	$1,000,000	$1,100,250
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., ”B“, 5%, 6/01/2025	1,000,000	1,098,430
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., ”B“, 5%, 6/01/2026	1,400,000	1,535,338
South Dakota Housing Development Authority, Homeownership Mortgage, ”B“, 4.5%, 11/01/2048 (u)	9,460,000	10,339,969

		$14,073,987
Tennessee - 1.4%
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (Catholic Health Initiatives), ”A“, 5.25%, 1/01/2045	$10,310,000	$11,402,344

82

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tennessee - continued
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), ”A-1“, 4%, 8/01/2044	$880,000	$877,554
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), ”A-2“, 5%, 8/01/2044	655,000	705,147
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), ”A-2“, 5%, 8/01/2049	330,000	350,209
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 10/01/2040	3,000,000	3,031,950
Knox County, TN, Health, Educational & Housing Facility Board Hospital Rev. (Covenant Health), ”A“, 5%, 1/01/2042	7,000,000	8,127,770
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2030	790,000	920,381
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2036	1,980,000	2,261,358
Metropolitan Government of Nashville & Davidson County, TN, Electric Rev., ”A“, 5%, 5/15/2029 (Prerefunded 5/15/2021)	4,765,000	4,975,518
Metropolitan Government of Nashville & Davidson County, TN, Electric Rev., ”A“, 5%, 5/15/2030 (Prerefunded 5/15/2021)	2,500,000	2,610,450
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Vanderbilt University Medical Center), ”A“, 5%, 7/01/2035	2,685,000	3,008,569
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev., Refunding & Improvement (Trevecca Nazarene University Project), 5%, 10/01/2034	170,000	184,843
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev., Refunding & Improvement (Trevecca Nazarene University Project), 5%, 10/01/2039	230,000	245,930
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2022	1,665,000	1,750,881
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2023	2,385,000	2,550,090
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2026	2,805,000	3,139,580
Tennessee Housing Development Agency, Residential Finance
Program Rev., ”1“, 3.75%, 7/01/2039	1,500,000	1,646,085
Tennessee Housing Development Agency, Residential Finance Program Rev., ”1“, 4%, 1/01/2043	2,500,000	2,667,600
Tennessee Housing Development Agency, Residential Finance Program Rev., ”2-C“, 4%, 1/01/2045	1,030,000	1,076,185
Tennessee Housing Development Agency, Residential Finance Program Rev., ”3“, 4.25%, 7/01/2049	2,810,000	3,035,952

83

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tennessee - continued
Tennessee Housing Development Agency, Residential Finance Program Rev., ”4“, 4.5%, 7/01/2049 (u)	$8,565,000	$9,375,506

		$63,943,902
Texas - 4.8%
Arlington, TX, Higher Education Finance Corp. Rev. (Riverwalk Education Foundation, Inc.), PSF, 5%, 8/15/2028	$650,000	$815,308
Arlington, TX, Higher Education Finance Corp. Rev. (Riverwalk Education Foundation, Inc.), PSF, 5%, 8/15/2029	600,000	764,442
Arlington, TX, Higher Education Finance Corp. Rev. (Riverwalk Education Foundation, Inc.), PSF, 5%, 8/15/2030	850,000	1,090,329
Arlington, TX, Higher Education Finance Corp. Rev. (Riverwalk Education Foundation, Inc.), PSF, 5%, 8/15/2031	630,000	805,436
Arlington, TX, Higher Education Finance Corp. Rev. (Riverwalk Education Foundation, Inc.), PSF, 5%, 8/15/2032	625,000	796,963
Arlington, TX, Senior Lien Special Tax Rev., ”A“, AGM, 5%, 2/15/2037	1,200,000	1,445,892
Arlington, TX, Senior Lien Special Tax Rev., ”A“, AGM, 5%, 2/15/2038	980,000	1,175,167
Arlington, TX, Senior Lien Special Tax Rev., ”A“, AGM, 5%, 2/15/2043	5,100,000	6,045,132
Austin, TX, Airport System Rev., ”B“, 5%, 11/15/2041	1,070,000	1,198,582
Austin, TX, Convention Center (Convention Enterprises, Inc.), ”A“, 5%, 1/01/2029	715,000	715,322
Austin, TX, Convention Center (Convention Enterprises, Inc.), ”A“, 5%, 1/01/2031	1,055,000	1,039,629
Austin, TX, Convention Center (Convention Enterprises, Inc.), ”A“, 5%, 1/01/2034	200,000	191,602
Austin, TX, Convention Center (Convention Enterprises, Inc.), ”B“, 5%, 1/01/2026	490,000	494,214
Austin, TX, Convention Center (Convention Enterprises, Inc.), ”B“, 5%, 1/01/2028	315,000	315,022
Austin, TX, Convention Center (Convention Enterprises, Inc.), ”B“, 5%, 1/01/2030	460,000	455,363
Austin, TX, Water & Wastewater System Rev., 5%, 11/15/2027	3,000,000	3,287,700
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., ”1A“, 2.35%, 4/01/2040	1,025,000	930,064
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., ”1A“, 3%, 4/01/2040	900,000	812,790
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), ”A“, 6.125%, 12/01/2040 (Prerefunded 12/01/2020)	2,355,000	2,425,344
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), ”A“, 6.25%, 12/01/2045 (Prerefunded 12/01/2020)	1,425,000	1,468,733

84

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
College of the Mainland, TX, General Obligation, 4%, 8/15/2044	$2,240,000	$2,499,482
College of the Mainland, TX, General Obligation, 4%, 8/15/2049	2,240,000	2,479,590
Dallas and Fort Worth, TX, International Airport Rev., ”C“, 5%, 11/01/2045	1,875,000	1,949,606
Dallas, TX, Waterworks & Sewer System Rev., 5%, 10/01/2039 (Prerefunded 10/01/2020)	1,750,000	1,781,290
Dallas, TX, Waterworks & Sewer System Rev., 5%, 10/01/2039	8,250,000	8,394,952
Decatur, TX, Hospital Authority Rev. (Wise Regional Health System), ”A“, 5.25%, 9/01/2044	415,000	453,325
El Paso, TX, Water & Sewer Rev., 5%, 3/01/2028	455,000	486,554
Harlingen, TX, Economic Development Corp., Sales Tax Refunding Rev. (Cameron County), ”A“, BAM, 4%, 2/15/2030	1,170,000	1,341,709
Harlingen, TX, Economic Development Corp., Sales Tax Refunding Rev. (Cameron County), ”A“, BAM, 4%, 2/15/2031	1,525,000	1,737,249
Harris County, TX, Cultural Education Facilities Finance Corp., Hospital Rev. (Texas Children’s Hospital), ”A“, 4%, 10/01/2035	1,575,000	1,832,969
Harris County, TX, Cultural Education Facilities Finance Corp., Hospital Rev. (Texas Children’s Hospital), ”A“, 4%, 10/01/2036	2,790,000	3,236,149
Harris County, TX, Cultural Education Facilities Finance Corp., Hospital Rev. (Texas Children’s Hospital), ”A“, 4%, 10/01/2037	3,775,000	4,362,805
Harris County, TX, Cultural Education Facilities Finance Corp., Hospital Rev. (Texas Children’s Hospital), ”A“, 4%, 10/01/2038	3,150,000	3,627,823
Harris County-Houston, TX, Sports Authority Rev., ”C“, 5%, 11/15/2032	225,000	251,467
Harris County-Houston, TX, Sports Authority Rev., ”C“, 5%, 11/15/2033	545,000	608,602
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, ”A“, AGM, 0%, 11/15/2041	900,000	436,554
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, ”A“, AGM, 0%, 11/15/2046	2,250,000	840,870
Harris, Ft. Bend & Waller Counties, TX, Katy Independent School District, ”C“, FLR, PSF, 0.752% (67% of LIBOR - 1mo. + 0.28%), 8/15/2036 (Put Date 8/16/2021)	10,400,000	10,401,872
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.5%, 7/01/2020	855,000	854,889
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.75%, 7/01/2024	2,465,000	2,418,436
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 5%, 7/01/2029	100,000	99,137
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), ”B-1“, 5%, 7/15/2030	2,760,000	2,735,298

85

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), ”B-2“, 5%, 7/15/2020	$3,215,000	$3,214,518
Houston, TX, Airport System Rev., Subordinate Lien, ”A“, 5%, 7/01/2031	2,310,000	2,435,317
Houston, TX, Industrial Development Corp. (United Parcel Service, Inc.), 6%, 3/01/2023	10,000	10,019
Irving, TX, Hospital Authority Rev. (Baylor Scott & White Medical Center-Irving), ”A“, 5%, 10/15/2044	1,565,000	1,780,829
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2035	150,000	152,079
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2037	215,000	216,436
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2038	240,000	240,778
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2043	435,000	430,433
Mission, TX, Economic Development Corp., Solid Waste Disposal Rev. (Republic Services, Inc. Project), 1.12%, 1/01/2026 (Put Date 5/01/2020)	6,900,000	6,898,620
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton LLC - Texas Woman’s University Housing Project), “A-1”, AGM, 5%, 7/01/2038	490,000	567,851
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton LLC - Texas Woman’s University Housing Project), “A-1”, AGM, 5%, 7/01/2048	1,595,000	1,819,480
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton LLC - Texas Woman’s University Housing Project), “A-1”, AGM, 5%, 7/01/2058	1,780,000	2,017,434
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - Langford Project), ”B-1“, 3.25%, 11/15/2022	30,000	28,782
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), ”A-1“, 5%, 7/01/2031	190,000	191,710
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), ”A-1“, 4%, 7/01/2036	955,000	842,740
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), ”A-1“, 5%, 7/01/2046	6,220,000	5,965,104
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), ”A-1“, 5%, 7/01/2051	2,545,000	2,395,583

86

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III LLC - Tarleton State University Project), 5%, 4/01/2030	$355,000	$378,522
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III LLC - Tarleton State University Project), 5%, 4/01/2035	355,000	374,784
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III LLC - Tarleton State University Project), 5%, 4/01/2047	895,000	930,639
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), ”A“, AGM, 5%, 4/01/2046	1,585,000	1,743,215
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), 5%, 6/15/2033	35,000	35,405
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), 5%, 6/15/2038	90,000	90,478
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), 5%, 6/15/2048	265,000	265,090
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), ”A“, 5%, 6/15/2032	110,000	111,433
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), ”A“, 5%, 6/15/2037	125,000	125,768
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), ”A“, 5%, 6/15/2042	150,000	150,383
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), ”A“, 5.25%, 6/15/2048	300,000	301,647
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), ”A“, 3.625%, 1/01/2035 (n)	2,175,000	1,831,089
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), ”A“, 4%, 1/01/2050 (n)	7,435,000	5,738,779
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), ”B“, 6%, 1/01/2025 (n)	4,180,000	4,177,367
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	4,380,000	4,759,396
San Antonio, TX, Airport System Rev., ”A“, 5%, 7/01/2029	420,000	504,966
San Antonio, TX, Airport System Rev., ”A“, 5%, 7/01/2030	520,000	623,225
San Antonio, TX, Airport System Rev., ”A“, 5%, 7/01/2031	420,000	501,673
San Antonio, TX, Airport System Rev., ”A“, 5%, 7/01/2032	420,000	500,002
San Antonio, TX, Electric & Gas Systems Rev., 5%, 2/01/2031	6,000,000	7,146,600
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., ”A“, 5%, 7/01/2028	635,000	752,215
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., ”A“, 5%, 7/01/2029	625,000	748,588

87

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., ”A“, 5%, 7/01/2030	$520,000	$620,864
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., ”A“, 5%, 7/01/2031	375,000	446,224
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., ”A“, 5%, 7/01/2032	465,000	551,476
San Juan, TX, Higher Education Finance Authority Education Rev. (Idea Public Schools), ”A“, 6.7%, 8/15/2040 (Prerefunded 8/15/2020)	2,795,000	2,850,481
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2030	1,160,000	1,182,690
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2035	1,385,000	1,398,434
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2040	1,505,000	1,505,647
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corp. Edgemere Project), ”B“, 5%, 11/15/2030	3,200,000	2,996,512
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Stayton at Museum Way), 5.75%, 12/01/2054	8,751,376	7,234,587
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Trinity Terrace Project), ”A-1“, 5%, 10/01/2044	785,000	807,168
Texas Department of Housing & Community Affairs Residential Mortgage Rev., ”A“, 4.75%, 1/01/2049 (u)	4,890,000	5,408,389
Texas Department of Housing & Community Affairs Single Family Mortgage Rev., ”A“, 4.75%, 3/01/2049 (u)	3,795,000	4,170,743
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segment 3C Project), 5%, 6/30/2058	19,115,000	20,426,480
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	1,495,000	1,686,584
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	1,195,000	1,336,464
Texas Public Finance Authority Rev. (Texas Southern University), BAM, 5%, 5/01/2028	1,000,000	1,170,930
Texas State University, Financing System Rev., ”A“, 5%, 3/15/2032	5,000,000	6,102,350

88

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Texas Transportation Commission, Central Texas Turnpike System First Tier Refunding Rev., ”A“, 5%, 8/15/2039	$3,245,000	$4,015,266
Texas Transportation Commission, State Highway 249 System Rev., ”A“, 5%, 8/01/2057	4,100,000	4,333,003
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, ”A“, 0%, 8/01/2037	455,000	212,931
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, ”A“, 0%, 8/01/2038	335,000	148,070
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, ”A“, 0%, 8/01/2039	375,000	156,941
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, ”A“, 0%, 8/01/2040	375,000	148,245
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, ”A“, 0%, 8/01/2041	745,000	278,392
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, ”A“, 0%, 8/01/2042	1,025,000	362,112
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, ”A“, 0%, 8/01/2043	840,000	280,888
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030 (Prerefunded 11/01/2020)	590,000	609,446
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040 (Prerefunded 11/01/2020)	2,575,000	2,661,752
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), Unrefunded Balance, 7%, 11/01/2030	40,000	40,917
University of Texas, System Rev., ”J“, 5%, 8/15/2028	5,000,000	6,036,400

		$219,283,025
Utah - 0.5%
Utah Charter School Finance Authority, Charter School Rev. (Spectrum Academy Project), 5%, 4/15/2030	$150,000	$150,000
Utah Charter School Finance Authority, Charter School Rev. (Spectrum Academy Project), 6%, 4/15/2045	795,000	795,119
Utah Charter School Finance Authority, Charter School Rev. (Summit Academy, Inc.), ”A“, 5%, 4/15/2039	290,000	355,236
Utah Charter School Finance Authority, Charter School Rev. (Summit Academy, Inc.), ”A“, 5%, 4/15/2044	260,000	315,549
Utah Charter School Finance Authority, Charter School Rev. (Summit Academy, Inc.), ”A“, 5%, 4/15/2049	1,840,000	2,216,004
Utah Charter School Finance Authority, Charter School Rev. (Syracuse Arts Academy Project), 5%, 4/15/2037	1,000,000	1,160,180

89

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Utah - continued
Utah Charter School Finance Authority, Charter School Rev. (Syracuse Arts Academy Project), 5%, 4/15/2042	$3,495,000	$4,016,419
Utah Housing Corp., Tax Exempt Mortgage-Backed Securities, ”H“, GNMA, 4.5%, 8/21/2049	1,685,173	1,796,816
Utah Housing Corp., Tax Exempt Mortgage-Backed Securities, ”I“, GNMA, 4%, 9/21/2049	3,338,179	3,534,297
Utah Housing Corp., Tax-Exempt Mortgage-Backed Securities, ”G“, GNMA, 4.5%, 7/21/2049	4,118,145	4,390,972
Utah Housing Corp., Tax-Exempt Mortgage-Backed Securities, ”G“, GNMA, 3.5%, 2/21/2050	4,023,362	4,219,501

		$22,950,093
Vermont - 0.5%
Burlington, VT, Airport Rev., ”A“, 5%, 7/01/2022	$240,000	$247,613
Burlington, VT, Airport Rev., ”A“, 4%, 7/01/2028	2,020,000	2,074,237
Vermont Economic Development Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), 4.625%, 4/01/2036 (Put Date 4/03/2028)	1,035,000	1,058,981
Vermont Housing Finance Agency, Multi-Purpose Rev., ”C“, 4%, 11/01/2043	455,000	474,492
Vermont Student Assistance Corp., Education Loan Rev., ”A“, 3.625%, 6/15/2029	575,000	603,819
Vermont Student Assistance Corp., Education Loan Rev., ”A“, 3.75%, 6/15/2030	635,000	669,792
Vermont Student Assistance Corp., Education Loan Rev., ”A“, 4%, 6/15/2033	595,000	632,425
Vermont Student Assistance Corp., Education Loan Rev., ”A“, 4%, 6/15/2034	635,000	673,367
Vermont Student Assistance Corp., Education Loan Rev., ”A“, 3%, 6/15/2035	13,000,000	13,438,100
Vermont Student Assistance Corp., Education Loan Rev., ”B“, 4.375%, 6/15/2046	765,000	805,025
Vermont Student Assistance Corp., Education Loan Rev., ”B“, 4%, 6/15/2047	1,260,000	1,304,843

		$21,982,694
Virginia - 1.2%
Charles City County, VA, Economic Development Authority Solid Waste Disposal Rev. (Waste Management, Inc. Project), ”A“, 2.4%, 8/01/2027 (Put Date 5/01/2022)	$1,275,000	$1,260,911
Commonwealth of Virginia, University Health System General Rev., ”A“, 4%, 7/01/2040	13,150,000	14,722,740
Embrey Mill Community Development Authority, VA, Special Assessment Rev., 7.25%, 3/01/2043	2,100,000	2,172,471

90

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Virginia - continued
Fairfax County, VA, Redevelopment and Housing Authority Rev. (Wedgewood Affordable Housing Acquisition), 5%, 10/01/2035	$3,905,000	$4,822,558
Fairfax County, VA, Redevelopment and Housing Authority Rev. (Wedgewood Affordable Housing Acquisition), 5%, 10/01/2037	3,990,000	4,894,373
Gloucester County, VA, Industrial Development Authority Rev. (Waste Management Disposal Services of Virginia, Inc.), ”A“, 2.4%, 9/01/2038 (Put Date 5/02/2022)	1,090,000	1,077,955
Henrico County, VA, Industrial Development Authority Rev. (Bon Secours Health Systems, Inc.), RIBS, AGM, 9.13%, 8/23/2027 (p)	3,400,000	4,549,846
King George County, VA, Industrial Development Authority Solid Waste Disposal Rev. (King George Landfill, Inc. Project), ”A“, 2.5%, 6/01/2023 (Put Date 5/01/2020)	1,455,000	1,432,738
Loudon County, VA, Economic Development Authority Rev. (Howard Hughes Medical Institute), Capital Appreciation, ”A“, 0%, 7/01/2049	15,000,000	6,021,900
Manassas Park, VA, Economic Development Authority Lease Rev., ”A“, 6%, 7/15/2035 (Prerefunded 7/15/2020)	845,000	856,450
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 4%, 9/01/2023	110,000	110,530
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 4.5%, 9/01/2028	145,000	148,212
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 5%, 9/01/2037	270,000	278,586
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 4.5%, 9/01/2045	980,000	946,190
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 5%, 9/01/2045	230,000	233,830
Sussex County, VA, Industrial Development Authority Solid Waste Disposal Rev. (Atlantic Waste Disposal, Inc. Project), ”A“, 2.4%, 6/01/2028 (Put Date 5/01/2022)	1,275,000	1,260,911
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), ”B“, 5.25%, 7/01/2030	800,000	815,352
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), ”B“, 5.25%, 7/01/2035	715,000	714,943
Virginia Small Business Financing Authority Rev. (95 Express Lanes LLC Project), 5%, 7/01/2049	6,990,000	6,969,240
Virginia Small Business Financing Authority Rev. (Hampton University), 5.25%, 10/01/2029	625,000	721,913
Virginia Small Business Financing Authority Rev., Solid Waste Disposal (Covanta Project), 5%, 1/01/2048 (Put Date 7/01/2038)	185,000	185,205
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), ”A“, 6.375%, 3/01/2019 (a)(d)	529,028	53

		$54,196,907

91

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Washington - 1.8%
Central Puget Sound, WA, Regional Transit Authority Sales Tax & Motor Vehicle Excise Tax Rev., ”S-1“, 5%, 11/01/2041	$13,000,000	$15,468,180
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation Refunding, 5%, 12/15/2033	1,885,000	2,091,728
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation Refunding, 5%, 12/15/2038	2,410,000	2,632,443
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation Refunding, 5%, 12/15/2048	4,630,000	4,975,398
King Country, WA, Public Hospital District No. 2 (EvergreenHealth), ”A“, 4%, 12/01/2040	2,000,000	2,207,720
King Country, WA, Public Hospital District No. 2 (EvergreenHealth), ”A“, 4%, 12/01/2041	1,250,000	1,376,587
King Country, WA, Public Hospital District No. 2 (EvergreenHealth), ”A“, 4%, 12/01/2045	3,795,000	4,142,242
Seattle, WA, Port Intermediate Lien Rev., 5%, 4/01/2037	10,000,000	11,653,300
Seattle, WA, Port Rev., 4%, 4/01/2044	1,600,000	1,679,024
Seattle, WA, Port Rev., ”B“, 5%, 8/01/2024	3,000,000	3,232,800
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2027	500,000	601,770
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2035	1,875,000	2,196,394
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2037	1,710,000	1,994,869
Washington Motor Vehicle Fuel Tax, ”E“, 5%, 2/01/2037	12,000,000	13,479,840
Washington Motor Vehicle Fuel Tax, ”E“, 5%, 2/01/2039	7,985,000	8,944,398
Washington State Convention Center Public Facilities District, Lodging Tax, 5%, 7/01/2058	3,830,000	4,545,061

		$81,221,754
West Virginia - 0.6%
Harrison County, WV, Community Solid Waste Disposal Rev. (Monongahela Power Co.), 3%, 10/15/2037	$10,000,000	$10,198,000
Monongalia County, WV, Board of Education, 5%, 5/01/2029	1,445,000	1,560,586
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/2029	395,000	439,520
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Charleston Area Medical Center, Inc.), ”A“, 5%, 9/01/2038	840,000	1,025,648
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Charleston Area Medical Center, Inc.), ”A“, 5%, 9/01/2039	250,000	304,220
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Thomas Health System), 6.5%, 10/01/2038 (a)(d)	2,110,000	1,160,500
West Virginia Hospital Finance Authority Hospital Improvement Rev. (West Virginia University Health System Obligated Group), ”A“, 4%, 6/01/2051	10,000,000	10,935,900

92

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
West Virginia - continued
West Virginia Housing Development Fund, ”A“, FHA, 3.45%, 11/01/2033	$640,000	$692,186
West Virginia Housing Development Fund, ”A“, FHA, 3.75%, 11/01/2038	605,000	656,963
West Virginia Housing Development Fund, ”A“, FHA, 3.9%, 11/01/2048	300,000	318,201
West Virginia Water Development Authority Rev. (Loan Program II), ”A-II“, 5%, 11/01/2033	675,000	807,766

		$28,099,490
Wisconsin - 1.4%
Public Finance Authority Student Housing Rev. (CHF-Wilmington LLC- University of North Carolina at Wilmington Project), AGM, 5%, 7/01/2048	$6,000,000	$6,986,340
Public Finance Authority Student Housing Rev. (CHF-Wilmington LLC- University of North Carolina at Wilmington Project), AGM, 5%, 7/01/2053	3,570,000	4,137,630
Public Finance Authority Student Housing Rev. (CHF-Wilmington LLC- University of North Carolina at Wilmington Project), AGM, 5%, 7/01/2058	5,000,000	5,776,100
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), ”A“, 5%, 7/15/2026 (Prerefunded 7/15/2021)	2,215,000	2,325,861
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), ”A“, 5%, 7/15/2028 (Prerefunded 7/15/2021)	665,000	698,283
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), ”A“, 5%, 12/01/2030	115,000	145,829
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), ”A“, 5%, 12/01/2031	130,000	163,818
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), ”A“, 5%, 12/01/2032	150,000	188,979
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), ”A“, 5%, 12/01/2033	160,000	200,813
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), ”A“, 5%, 12/01/2034	150,000	187,571
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), ”A“, 5%, 12/01/2035	190,000	236,689
Wisconsin Health & Educational Facilities Authority Rev. (Marshfield Clinic Health System, Inc.), ”C“, 5%, 2/15/2047	805,000	871,541
Wisconsin Health & Educational Facilities Authority Rev. (Rogers Memorial Hospital, Inc.), ”A“, 5%, 7/01/2038	385,000	451,971
Wisconsin Health & Educational Facilities Authority Rev. (Rogers Memorial Hospital, Inc.), ”A“, 5%, 7/01/2044	450,000	524,709
Wisconsin Health & Educational Facilities Authority Rev. (Rogers Memorial Hospital, Inc.), ”A“, 5%, 7/01/2049	1,875,000	2,178,919

93

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Health & Educational Facilities Authority Rev. (St. Camillus Health System, Inc.), ”A“, 5%, 11/01/2039	$815,000	$795,090
Wisconsin Health & Educational Facilities Authority Rev. (St. Camillus Health System, Inc.), ”A“, 5%, 11/01/2046	875,000	827,050
Wisconsin Health & Educational Facilities Authority Rev. (St. Camillus Health System, Inc.), ”A“, 5%, 11/01/2054	1,665,000	1,543,988
Wisconsin Health & Educational Facilities Authority Rev. (St. Camillus Health System, Inc.), ”B-3“, 2.25%, 11/01/2026	1,735,000	1,628,003
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), ”A“, 5%, 9/15/2040	465,000	462,629
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), ”A“, 5%, 9/15/2045	630,000	614,918
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), ”A“, 5%, 9/15/2050	2,560,000	2,470,707
Wisconsin Housing & Economic Development Authority, Home Ownership Rev., ”D“, 4%, 3/01/2047 (u)	5,725,000	6,147,562
Wisconsin Public Finance Authority Airport Facilities Rev. (Transportation Infrastructure Properties LLC), ”B“, 5%, 7/01/2022	685,000	695,467
Wisconsin Public Finance Authority Airport Facilities Rev. (Transportation Infrastructure Properties LLC), ”B“, 5.25%, 7/01/2028	1,260,000	1,295,960
Wisconsin Public Finance Authority Airport Facilities Rev. (Transportation Infrastructure Properties LLC), ”B“, 5%, 7/01/2042	1,600,000	1,617,136
Wisconsin Public Finance Authority Airport Facilities Rev. (Transportation Infrastructure Properties LLC), ”C“, 5%, 7/01/2042	1,630,000	1,647,457
Wisconsin Public Finance Authority Education Facilities Rev. (Piedmont Community Charter School), 5%, 6/15/2039	200,000	223,780
Wisconsin Public Finance Authority Education Facilities Rev. (Piedmont Community Charter School), 5%, 6/15/2049	615,000	678,019
Wisconsin Public Finance Authority Education Facilities Rev. (Piedmont Community Charter School), 5%, 6/15/2053	420,000	459,346
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 4.95%, 3/01/2030	120,000	119,995
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 5.25%, 3/01/2035	120,000	120,097
Wisconsin Public Finance Authority Healthcare Facility Rev. (Church Home of Hartford, Inc. Project), ”A“, 4%, 9/01/2020	30,000	29,984
Wisconsin Public Finance Authority Healthcare Facility Rev. (Church Home of Hartford, Inc. Project), ”A“, 5%, 9/01/2025	100,000	101,901
Wisconsin Public Finance Authority Healthcare Facility Rev. (Church Home of Hartford, Inc. Project), ”A“, 5%, 9/01/2030	165,000	166,945
Wisconsin Public Finance Authority Healthcare Facility Rev. (Church Home of Hartford, Inc. Project), ”A“, 5%, 9/01/2038	220,000	219,465

94

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Higher Education Facilities Rev. (Gannon University Project), 5%, 5/01/2042	$655,000	$699,291
Wisconsin Public Finance Authority Higher Education Facilities Rev. (Gannon University Project), 5%, 5/01/2047	605,000	643,067
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), ”A“, 6.25%, 8/01/2027	5,080,000	4,894,377
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 7%, 12/01/2050	925,000	913,465
Wisconsin Public Finance Authority Rev. (Celanese Corp.), ”B“, 5%, 12/01/2025	620,000	628,810
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), ”A“, 5.25%, 5/15/2037	995,000	1,030,780
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), ”A“, 5.25%, 5/15/2042	960,000	985,738
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), ”A“, 5.25%, 5/15/2047	2,320,000	2,372,362
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), ”A“, 5.25%, 5/15/2052	200,000	203,912
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), ”A“, 5.125%, 11/15/2029	490,000	492,670
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), ”A“, 5.5%, 11/15/2034	455,000	461,256
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), ”A“, 5.75%, 11/15/2044	375,000	379,208
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), ”A“, 6%, 11/15/2049	740,000	754,252
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), ”A“, 5%, 7/01/2036	500,000	598,285
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), ”A“, AGM, 5%, 7/01/2044	375,000	443,985
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), ”A“, AGM, 4%, 7/01/2045	805,000	879,221
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), ”A“, AGM, 4%, 7/01/2050	695,000	754,165

95

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), ”A“, AGM, 5%, 7/01/2054	$485,000	$567,954
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), ”A“, AGM, 4%, 7/01/2055	785,000	848,977
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), ”A“, AGM, 5%, 7/01/2058	560,000	648,710

		$66,141,037
Total Municipal Bonds (Identified Cost, $4,333,596,236)		$4,431,329,500

Other Municipal Bonds - 0.4%
Multi-Family Housing Revenue - 0.4%
Freddie Mac, VRDN, 2.625%, 6/15/2035 (Identified Cost, $18,291,989)	$17,780,000	$20,016,902

Bonds - 0.4%
Consumer Services - 0.4%
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2026 (n)	$6,065,000	$4,919,578
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2027 (n)	851,000	666,795
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2028 (n)	638,000	481,950
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2043 (n)	25,900,000	9,479,263
Toll Road Investors Partnership II LP, Capital Appreciation, ”A“, NATL, 0%, 2/15/2045 (n)	484,279	155,664
Toll Road Investors Partnership II LP, Capital Appreciation, ”B“, NATL, 0%, 2/15/2033 (n)	3,715,000	2,332,081
Total Bonds (Identified Cost, $15,565,513)		$18,035,331

Investment Companies (h) - 3.3%
Money Market Funds - 3.3%
MFS Institutional Money Market Portfolio, 1.28% (v) (Identified Cost, $149,554,257)	149,529,827	$149,559,733

Other Assets, Less Liabilities - (0.3)%		(12,791,794)
Net Assets - 100.0%		$4,606,149,672

(a)	Non-income producing security.
(d)	In default.

96

Portfolio of Investments – continued

(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $149,559,733 and $4,469,381,733, respectively.

(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $51,214,912, representing 1.1% of net assets.

(p)	Primary market inverse floater.
(u)	Underlying security deposited into special purpose trust upon creation of self-deposited inverse floaters.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(w)	When-issued security.

The following abbreviations are used in this report and are defined:

AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
BHAC	Berkshire Hathaway Assurance Corp.
CALHF	California Health Facility Construction Loan Insurance Program
COP	Certificate of Participation
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
LIBOR	London Interbank Offered Rate
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
RIBS	Residual Interest Bonds
VRDN	Variable rate demand note that may be puttable to the issuer at the option of the holder. The stated interest rate, which generally resets either daily or weekly, represents the rate in effect at period end and may not be the current rate.

See Notes to Financial Statements

97

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 3/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $4,367,453,738)	$4,469,381,733
Investments in affiliated issuers, at value (identified cost, $149,554,257)	149,559,733
Receivables for
Investments sold	42,065,806
Fund shares sold	34,552,469
Interest	51,628,207
Other assets	11,503
Total assets	$4,747,199,451

Liabilities
Payables for
Distributions	$1,308,888
Investments purchased	15,037,113
Investments purchased on an extended settlement basis	17,087,540
Fund shares reacquired	30,958,902
Interest expense and fees	438,930
Payable to the holders of the floating rate certificates	74,234,700
Payable to affiliates
Investment adviser	90,616
Administrative services fee	3,160
Shareholder servicing costs	1,466,857
Distribution and service fees	36,703
Payable for independent Trustees’ compensation	5,704
Accrued expenses and other liabilities	380,666
Total liabilities	$141,049,779
Net assets	$4,606,149,672

Net assets consist of
Paid-in capital	$4,544,789,037
Total distributable earnings (loss)	61,360,635
Net assets	$4,606,149,672
Shares of beneficial interest outstanding	530,717,452

98

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,386,528,066	274,903,362	$8.68
Class B	7,843,311	902,152	8.69
Class C	155,843,182	17,889,996	8.71
Class I	1,042,591,850	120,204,391	8.67
Class R6	591,947,493	68,302,479	8.67
Class A1	421,337,974	48,508,424	8.69
Class B1	57,796	6,648	8.69

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and A1, for which the maximum offering prices per share were $9.07 [100 / 95.75 x $8.68] and $9.08 [100 / 95.75 x $8.69], respectively. On sales of $100,000 or more, the maximum offering prices of Class A and Class A1 shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class A1, and Class B1 shares. Redemption price per share was equal to the net asset value per share for Classes I and R6.

See Notes to Financial Statements

99

Financial Statements

STATEMENT OF OPERATIONS

Year ended 3/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$156,263,047
Dividends from affiliated issuers	2,545,856
Other	479
Total investment income	$158,809,382
Expenses
Management fee	$15,980,515
Distribution and service fees	6,929,107
Shareholder servicing costs	2,933,097
Administrative services fee	549,789
Independent Trustees’ compensation	51,005
Custodian fee	283,878
Shareholder communications	153,286
Audit and tax fees	63,487
Legal fees	92,618
Interest expense and fees	1,710,522
Miscellaneous	626,873
Total expenses	$29,374,177
Fees paid indirectly	(3,206)
Reduction of expenses by investment adviser and distributor	(459,521)
Net expenses	$28,911,450
Net investment income (loss)	$129,897,932

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(21,598,665)
Affiliated issuers	9,613
Net realized gain (loss)	$(21,589,052)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(60,892,280)
Affiliated issuers	(4,587)
Net unrealized gain (loss)	$(60,896,867)
Net realized and unrealized gain (loss)	$(82,485,919)
Change in net assets from operations	$47,412,013

See Notes to Financial Statements

100

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	3/31/20	3/31/19
Change in net assets

From operations
Net investment income (loss)	$129,897,932	$129,156,258
Net realized gain (loss)	(21,589,052)	(3,621,382)
Net unrealized gain (loss)	(60,896,867)	50,503,636
Change in net assets from operations	$47,412,013	$176,038,512
Total distributions to shareholders	$(129,401,588)	$(117,871,239)
Change in net assets from fund share transactions	$1,023,405,944	$345,422,427
Total change in net assets	$941,416,369	$403,589,700

Net assets
At beginning of period	3,664,733,303	3,261,143,603
At end of period	$4,606,149,672	$3,664,733,303

See Notes to Financial Statements

101

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16
Net asset value, beginning of period	$8.77	$8.63	$8.64	$8.89		$8.85

Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.32	$0.31	$0.32	(c)	$0.34
Net realized and unrealized gain (loss)	(0.09)	0.11	(0.02)	(0.27)		0.01
Total from investment operations	$0.17	$0.43	$0.29	$0.05		$0.35

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.29)	$(0.30)	$(0.30)		$(0.31)
Net asset value, end of period (x)	$8.68	$8.77	$8.63	$8.64		$8.89
Total return (%) (r)(s)(t)(x)	1.88	5.14	3.35	0.59	(c)	4.10

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.77	0.77	0.78	(c)	0.79
Expenses after expense reductions (f)	0.77	0.75	0.73	0.73	(c)	0.74
Net investment income (loss)	2.89	3.74	3.49	3.67	(c)	3.88
Portfolio turnover	23	19	21	20		22
Net assets at end of period (000 omitted)	$2,386,528	$1,683,822	$1,418,893	$1,234,571		$870,656

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.73	0.73	0.72	0.72	(c)	0.73

See Notes to Financial Statements

102

Financial Highlights – continued

Class B	Year ended

	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16
Net asset value, beginning of period	$8.78	$8.65	$8.66	$8.90		$8.86

Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.26	$0.24	$0.26	(c)	$0.27
Net realized and unrealized gain (loss)	(0.10)	0.10	(0.02)	(0.26)		0.02
Total from investment operations	$0.10	$0.36	$0.22	$0.00	(w)	$0.29

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.23)	$(0.23)	$(0.24)		$(0.25)
Net asset value, end of period (x)	$8.69	$8.78	$8.65	$8.66		$8.90
Total return (%) (r)(s)(t)(x)	1.14	4.23	2.58	(0.04	)(c)	3.32

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.52	1.52	1.53	(c)	1.54
Expenses after expense reductions (f)	1.52	1.50	1.48	1.49	(c)	1.49
Net investment income (loss)	2.19	2.99	2.75	2.94	(c)	3.12
Portfolio turnover	23	19	21	20		22
Net assets at end of period (000 omitted)	$7,843	$12,579	$18,135	$23,866		$27,926

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.48	1.48	1.48	1.47	(c)	1.48

See Notes to Financial Statements

103

Financial Highlights – continued

Class C	Year ended

	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16
Net asset value, beginning of period	$8.80	$8.66	$8.67	$8.92		$8.88

Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.26	$0.24	$0.26	(c)	$0.27
Net realized and unrealized gain (loss)	(0.09)	0.11	(0.02)	(0.27)		0.02
Total from investment operations	$0.10	$0.37	$0.22	$(0.01)		$0.29

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.23)	$(0.23)	$(0.24)		$(0.25)
Net asset value, end of period (x)	$8.71	$8.80	$8.66	$8.67		$8.92
Total return (%) (r)(s)(t)(x)	1.13	4.35	2.58	(0.16	)(c)	3.31

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.52	1.52	1.53	(c)	1.54
Expenses after expense reductions (f)	1.52	1.50	1.49	1.49	(c)	1.49
Net investment income (loss)	2.16	2.99	2.74	2.92	(c)	3.11
Portfolio turnover	23	19	21	20		22
Net assets at end of period (000 omitted)	$155,843	$151,636	$181,793	$184,018		$180,722

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.48	1.48	1.48	1.47	(c)	1.48

See Notes to Financial Statements

104

Financial Highlights – continued

Class I	Year ended

	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16
Net asset value, beginning of period	$8.76	$8.63	$8.63	$8.88		$8.84

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.34	$0.33	$0.34	(c)	$0.36
Net realized and unrealized gain (loss)	(0.09)	0.10	(0.01)	(0.26)		0.02
Total from investment operations	$0.19	$0.44	$0.32	$0.08		$0.38

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.31)	$(0.32)	$(0.33)		$(0.34)
Net asset value, end of period (x)	$8.67	$8.76	$8.63	$8.63		$8.88
Total return (%) (r)(s)(t)(x)	2.13	5.27	3.73	0.84	(c)	4.36

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	0.52	0.52	0.54	(c)	0.55
Expenses after expense reductions (f)	0.52	0.51	0.49	0.49	(c)	0.49
Net investment income (loss)	3.15	3.99	3.74	3.92	(c)	4.12
Portfolio turnover	23	19	21	20		22
Net assets at end of period (000 omitted)	$1,042,592	$870,855	$672,870	$974,392		$474,159

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.48	0.48	0.48	0.47	(c)	0.48

See Notes to Financial Statements

105

Financial Highlights – continued

Class R6	Year ended

	3/31/20	3/31/19	3/31/18 (i)
Net asset value, beginning of period	$8.76	$8.62	$8.77

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.35	$0.22
Net realized and unrealized gain (loss)	(0.09)	0.11	(0.15)
Total from investment operations	$0.20	$0.46	$0.07

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.32)	$(0.22)
Net asset value, end of period (x)	$8.67	$8.76	$8.62
Total return (%) (r)(s)(t)(x)	2.21	5.48	0.75	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.46	0.45	0.42	(a)
Expenses after expense reductions (f)	0.45	0.43	0.41	(a)
Net investment income (loss)	3.22	4.06	3.77	(a)
Portfolio turnover	23	19	21
Net assets at end of period (000 omitted)	$591,947	$491,400	$492,474

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.41	0.41	0.40	(a)

See Notes to Financial Statements

106

Financial Highlights – continued

Class A1	Year ended

	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16
Net asset value, beginning of period	$8.78	$8.64	$8.65	$8.90		$8.85

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.34	$0.33	$0.35	(c)	$0.36
Net realized and unrealized gain (loss)	(0.09)	0.12	(0.02)	(0.27)		0.03
Total from investment operations	$0.19	$0.46	$0.31	$0.08		$0.39

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.32)	$(0.32)	$(0.33)		$(0.34)
Net asset value, end of period (x)	$8.69	$8.78	$8.64	$8.65		$8.90
Total return (%) (r)(s)(t)(x)	2.14	5.40	3.61	0.85	(c)	4.48

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	0.52	0.52	0.54	(c)	0.54
Expenses after expense reductions (f)	0.52	0.51	0.49	0.49	(c)	0.49
Net investment income (loss)	3.18	3.99	3.75	3.94	(c)	4.13
Portfolio turnover	23	19	21	20		22
Net assets at end of period (000 omitted)	$421,338	$454,350	$476,864	$504,886		$551,970

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.48	0.48	0.48	0.48	(c)	0.48

See Notes to Financial Statements

107

Financial Highlights – continued

Class B1	Year ended

	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16
Net asset value, beginning of period	$8.78	$8.65	$8.66	$8.90		$8.86

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.28	$0.26	$0.28	(c)	$0.29
Net realized and unrealized gain (loss)	(0.09)	0.10	(0.02)	(0.26)		0.02
Total from investment operations	$0.13	$0.38	$0.24	$0.02		$0.31

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.25)	$(0.25)	$(0.26)		$(0.27)
Net asset value, end of period (x)	$8.69	$8.78	$8.65	$8.66		$8.90
Total return (%) (r)(s)(t)(x)	1.38	4.49	2.83	0.19	(c)	3.55

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.52	1.52	1.53	(c)	1.54
Expenses after expense reductions (f)	1.27	1.25	1.24	1.26	(c)	1.27
Net investment income (loss)	2.45	3.24	2.99	3.17	(c)	3.34
Portfolio turnover	23	19	21	20		22
Net assets at end of period (000 omitted)	$58	$91	$114	$152		$257

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.23	1.23	1.23	1.25	(c)	1.25

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class R6, the period is from the class inception, August 1, 2017, through the stated period end.
(l)	Interest expense and fees include payments made to the holders of the floating rate certificates.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

108

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Municipal Income Fund (the fund) is a diversified series of MFS Municipal Series Trust which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments, which generally trade in the over-the-counter market. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. Municipal instruments may be supported by insurance which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument. The value of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions in the region where the instrument is issued, and the financial condition of municipal issuers and of municipal instrument insurers of which there are a limited number. Also, because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the fund and the overall municipal market. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the fund could be taxable to shareholders.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and

109

Notes to Financial Statements – continued

other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables –Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. As a result of the adoption, the fund recognized a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by $22,846,599. Adoption had no impact on the fund’s net assets or any prior period information presented in the financial statements. With respect to the fund’s results of operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to

110

Notes to Financial Statements – continued

the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$4,451,346,402	$—	$4,451,346,402
U.S. Corporate Bonds	—	18,035,331	—	18,035,331
Mutual Funds	149,559,733	—	—	149,559,733
Total	$149,559,733	$4,469,381,733	$—	$4,618,941,466

For further information regarding security characteristics, see the Portfolio of Investments.

111

Notes to Financial Statements – continued

Inverse Floaters – The fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by the fund utilizing the fund’s municipal bonds which have already been issued (known as self-deposited secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short-term interest rates. A self-deposited secondary market inverse floating rate security is created when the fund transfers a fixed rate municipal bond to a special purpose trust (“the trust”), and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the trust or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”) which are held by the fund. Such self-deposited inverse floaters held by the fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the fund and amounts owed to the holders of the floating rate certificates under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, “Payable to the holders of the floating rate certificates”. The carrying value of the fund’s payable to the holders of the floating rate certificates as reported in the fund’s Statement of Assets and Liabilities approximates its fair value. The value of the payable to the holders of the floating rate certificates as of the reporting date is considered level 2 under the fair value hierarchy disclosure. At March 31, 2020, the fund’s payable to the holders of the floating rate certificates was $74,234,700 and the weighted average interest rate on the settled floating rate certificates issued by the trust was 4.83%. For the year ended March 31, 2020, the average payable to the holders of the settled floating rate certificates was $77,131,627 at a weighted average interest rate of 1.75%. Interest expense and fees include interest payments made to the holders of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended March 31, 2020, interest expense and fees related to self-deposited inverse floaters amounted to $1,683,502 and are included in “Interest expense and fees” in the Statement of Operations. Primary market inverse floaters held by the fund are not accounted for as secured borrowings.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Some securities may be purchased or sold on an extended settlement basis which includes “when-issued”, “delayed delivery” or “To Be Announced” (TBA) securities. For extended settlement transactions, the receipt or

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Notes to Financial Statements – continued

delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement time. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. When the fund sells securities on a when-issued, delayed delivery, TBA, or forward commitment basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the delivered securities. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired or sold is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. When-issued investments purchased are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in Investments purchased on an extended settlement basis in the Statement of Assets and Liabilities. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended March 31, 2020, is shown as a reduction of total expenses in the Statement of Operations.

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Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 3/31/20	Year ended 3/31/19
Ordinary income (including any short-term capital gains)	$1,893,348	$1,371,427
Tax-exempt income	127,508,240	116,499,812

Total distributions	$129,401,588	$117,871,239

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/20

Cost of investments	$4,441,121,658
Gross appreciation	180,419,985

Gross depreciation	(76,834,877)
Net unrealized appreciation (depreciation)	$103,585,108

Undistributed ordinary income	1,504,425
Undistributed tax-exempt income	14,702,201
Capital loss carryforwards	(46,538,815)
Other temporary differences	(11,892,284)

As of March 31, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(46,538,815)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s

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Notes to Financial Statements – continued

income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and B1 shares will convert to Class A and A1 shares, respectively, approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 3/31/20	Year ended 3/31/19
Class A	$60,394,449	$51,826,775
Class B	241,460	391,018
Class C	3,367,523	4,231,250
Class I	32,798,905	27,023,739
Class R6	18,309,232	17,557,730
Class A1	14,288,175	16,837,720
Class B1	1,844	3,007
Total	$129,401,588	$117,871,239

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1.3 billion	0.40%
In excess of $1.3 billion and up to $2 billion	0.37%
In excess of $2 billion and up to $5 billion	0.35%
In excess of $5 billion and up to $10 billion	0.34%
In excess of $10 billion	0.33%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended March 31, 2020, this management fee reduction amounted to $428,901, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended March 31, 2020 was equivalent to an annual effective rate of 0.36% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expenses and fees associated with investments in inverse floating rate instruments), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Class A	Class B	Class C	Class I	Class R6	Class A1	Class B1
0.73%	1.48%	1.48%	0.48%	0.42%	0.48%	1.23%

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Notes to Financial Statements – continued

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2020. For the year ended March 31, 2020, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $208,345 and $3,143 for the year ended March 31, 2020, as its portion of the initial sales charge on sales of Class A and Class A1 shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$5,250,788
Class B	0.75%	0.25%	1.00%	1.00%	110,687
Class C	0.75%	0.25%	1.00%	1.00%	1,566,875
Class B1	0.75%	0.25%	1.00%	0.75%	757
Total Distribution and Service Fees					$6,929,107

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2020 based on each class’s average daily net assets. MFD has agreed in writing to reduce the Class B1 service fee rate to 0.00% for all Class B1 shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2020. For the year ended March 31, 2020, this reduction amounted to $189 and is included in the reduction of total expenses in the Statement of Operations. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended March 31, 2020, this rebate amounted to $29,732, $12, and $687 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A and Class A1 shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class B1 shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the

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Notes to Financial Statements – continued

event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2020, were as follows:

Amount
Class A	$71,243
Class B	6,537
Class C	22,498
Class A1	—
Class B1	644

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended March 31, 2020, the fee was $142,684, which equated to 0.0033% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended March 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,790,413.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2020 was equivalent to an annual effective rate of 0.0127% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $2,646 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended March 31, 2020. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $5,690 at March 31, 2020, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

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Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended March 31, 2020, the fee paid by the fund under this agreement was $2,867 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

(4) Portfolio Securities

For the year ended March 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $1,978,591,368 and $1,006,609,668, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 3/31/20		Year ended 3/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	129,556,923	$1,158,166,774	72,952,086	$625,333,183
Class B	34,781	309,644	90,261	779,719
Class C	5,233,994	47,220,149	2,776,118	23,970,837
Class I	62,975,674	564,647,920	53,211,721	457,377,580
Class R6	23,959,991	214,141,467	14,470,115	124,344,568
Class A1	442,044	3,964,207	298,465	2,571,077
Class B1	390	3,408	1,179	10,148
	222,203,797	$1,988,453,569	143,799,945	$1,234,387,112

Shares issued to shareholders in reinvestment of distributions
Class A	6,488,422	$58,265,262	5,758,280	$49,607,765
Class B	25,602	229,891	42,683	368,312
Class C	330,117	2,971,507	431,364	3,729,001
Class I	2,280,035	20,452,915	1,886,689	16,244,006
Class R6	2,038,200	18,267,314	2,034,420	17,502,415
Class A1	1,352,024	12,140,041	1,656,680	14,284,314
Class B1	204	1,844	348	3,007
	12,514,604	$112,328,774	11,810,464	$101,738,820

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Notes to Financial Statements – continued

	Year ended 3/31/20		Year ended 3/31/19

	Shares	Amount	Shares	Amount

Shares reacquired
Class A	(53,122,194)	$(470,287,658)	(51,073,148)	$(437,921,258)
Class B	(590,335)	(5,266,361)	(798,364)	(6,877,489)
Class C	(4,903,612)	(43,826,403)	(6,962,684)	(60,104,128)
Class I	(44,432,917)	(391,255,575)	(33,723,298)	(288,787,286)
Class R6	(13,819,437)	(121,383,667)	(17,522,238)	(150,618,600)
Class A1	(5,061,459)	(45,318,172)	(5,385,118)	(46,357,354)
Class B1	(4,319)	(38,563)	(4,331)	(37,390)
	(121,934,273)	$(1,077,376,399)	(115,469,181)	$(990,703,505)

Net change
Class A	82,923,151	$746,144,378	27,637,218	$237,019,690
Class B	(529,952)	(4,726,826)	(665,420)	(5,729,458)
Class C	660,499	6,365,253	(3,755,202)	(32,404,290)
Class I	20,822,792	193,845,260	21,375,112	184,834,300
Class R6	12,178,754	111,025,114	(1,017,703)	(8,771,617)
Class A1	(3,267,391)	(29,213,924)	(3,429,973)	(29,501,963)
Class B1	(3,725)	(33,311)	(2,804)	(24,235)
	112,784,128	$1,023,405,944	40,141,228	$345,422,427

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B and Class B1 shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended March 31, 2020, the fund’s commitment fee and interest expense were $24,970 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.

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Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$108,660,481	$1,223,122,876	$1,182,228,650	$9,613	$(4,587)	$149,559,733

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$2,545,856	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

120

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Municipal Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Municipal Income Fund (the “Fund”), including the portfolio of investments, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by

121

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 15, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

122

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of May 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

125

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

126

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jason Kosty Geoffrey Schechter

127

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 98.54% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

128

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

129

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

130

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the current Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to a series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended March 31, 2020 and 2019, audit fees billed to each Fund by Deloitte were as follows:

	Audit Fees
	2020	2019
Fees billed by Deloitte:
MFS Alabama Municipal Bond Fund	48,787	47,985
MFS Arkansas Municipal Bond Fund	48,787	47,985
MFS California Municipal Bond Fund	48,787	47,985
MFS Georgia Municipal Bond Fund	48,787	47,985
MFS Maryland Municipal Bond Fund	48,787	47,985
MFS Massachusetts Municipal Bond Fund	48,787	47,985
MFS Mississippi Municipal Bond Fund	48,787	47,985
MFS Municipal Income Fund	54,941	54,036
MFS New York Municipal Bond Fund	48,787	47,985
MFS North Carolina Municipal Bond Fund	48,787	47,985
MFS Pennsylvania Municipal Bond Fund	48,787	47,985
MFS South Carolina Municipal Bond Fund	48,787	47,985
MFS Tennessee Municipal Bond Fund	48,787	47,985
MFS Virginia Municipal Bond Fund	48,787	47,985
MFS West Virginia Municipal Bond Fund	48,787	47,985

Total	737,959	725,826

For the fiscal years ended March 31, 2020 and 2019, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by Deloitte:
To MFS Alabama Municipal Bond Fund	0	0	6,237	6,133	0	0
To MFS Arkansas Municipal Bond Fund	0	0	6,487	6,133	0	0
To MFS California Municipal Bond Fund	0	0	6,237	6,133	0	0
To MFS Georgia Municipal Bond Fund	0	0	6,237	6,133	0	0
To MFS Maryland Municipal Bond Fund	0	0	6,237	6,133	0	0
To MFS Massachusetts Municipal Bond Fund	0	0	6,237	6,133	0	0
To MFS Mississippi Municipal Bond Fund	0	0	6,237	6,133	0	0
To MFS Municipal Income Fund	0	0	6,552	6,197	0	0
To MFS New York Municipal Bond Fund	0	0	6,237	6,133	0	0
To MFS North Carolina Municipal Bond Fund	0	0	6,237	6,133	0	0
To MFS Pennsylvania Municipal Bond Fund	0	0	6,237	6,133	0	0
To MFS South Carolina Municipal Bond Fund	0	0	6,237	6,133	0	0
To MFS Tennessee Municipal Bond Fund	0	0	6,237	6,133	0	0
To MFS Virginia Municipal Bond Fund	0	0	6,487	6,133	0	0
To MFS West Virginia Municipal Bond Fund	0	0	6,237	6,133	0	0
Total fees billed by Deloitte to above Funds:	0	0	94,370	92,059	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Alabama Municipal Bond Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Arkansas Municipal Bond Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS California Municipal Bond Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Georgia Municipal Bond Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Maryland Municipal Bond Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Massachusetts Municipal Bond Fund*	0	0	0	0	3,790	5,390

To MFS and MFS Related Entities of MFS Mississippi Municipal Bond Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Municipal Income Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS New York Municipal Bond Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS North Carolina Municipal Bond Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Pennsylvania Municipal Bond Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS South Carolina Municipal Bond Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Tennessee Municipal Bond Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Virginia Municipal Bond Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS West Virginia Municipal Bond Fund*	0	0	0	0	3,790	5,390

	Aggregate fees for non-audit services
	2020	2019
Fees billed by Deloitte:
To MFS Alabama Municipal Bond Fund, MFS and MFS Related Entities#	360,027	11,523
To MFS Arkansas Municipal Bond Fund, MFS and MFS Related Entities#	360,277	11,523
To MFS California Municipal Bond Fund, MFS and MFS Related Entities#	360,027	11,523
To MFS Georgia Municipal Bond Fund, MFS and MFS Related Entities#	360,027	11,523
To MFS Maryland Municipal Bond Fund, MFS and MFS Related Entities#	360,027	11,523
To MFS Massachusetts Municipal Bond Fund, MFS and MFS Related Entities#	360,027	11,523
To MFS Mississippi Municipal Bond Fund, MFS and MFS Related Entities#	360,027	11,523
To MFS Municipal Income Fund, MFS and MFS Related Entities#	360,342	11,587
To MFS New York Municipal Bond Fund, MFS and MFS Related Entities#	360,027	11,523
To MFS North Carolina Municipal Bond Fund, MFS and MFS Related Entities#	360,027	11,523
To MFS Pennsylvania Municipal Bond Fund, MFS and MFS Related Entities#	360,027	11,523
To MFS South Carolina Municipal Bond Fund, MFS and MFS Related Entities#	360,027	11,523
To MFS Tennessee Municipal Bond Fund, MFS and MFS Related Entities#	360,027	11,523
To MFS Virginia Municipal Bond Fund, MFS and MFS Related Entities#	360,277	11,523
To MFS West Virginia Municipal Bond Fund, MFS and MFS Related Entities#	360,027	11,523

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS MUNICIPAL SERIES TRUST

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: May 15, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: May 15, 2020

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: May 15, 2020

*	Print name and title of each signing officer under his or her signature.